UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

JEFFREY K. RINGDAHL, PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: December 31, 2022

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

American Beacon®
FUNDS

2022 ANNUAL REPORT

December 31, 2022

AHL MANAGED FUTURES STRATEGY FUND

AHL TARGETRISK FUND

AHL TARGETRISK CORE FUND

AHL 1222

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

AHL MANAGED FUTURES STRATEGY FUND

Investing in derivative instruments involves liquidity, credit, interest rate and market risks. Interest rate risk is the risk that debt securities will decrease in value with increases in market interest rates. Quantitative models may not perform as expected and may result in losses for the Fund. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Regulatory changes may impair the Fund’s ability to qualify for federal income tax treatment as a regulated investment company, which could result in the Fund and shareholders incurring significant income tax expense. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund.

AHL TARGETRISK FUND

Investing in derivative instruments involves liquidity, credit, interest rate and market risks. Interest rate risk is the risk that debt securities will decrease in value with increases in market interest rates. Quantitative models may not perform as expected and may result in losses for the Fund. Investments in high-yield securities (commonly referred to as “junk bonds”) are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. In a period of sustained deflation, inflation index-linked securities may not pay any income and may suffer a loss. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Regulatory changes may impair the Fund’s ability to qualify for federal income tax treatment as a regulated investment company, which could result in the Fund and shareholders incurring significant income tax expense. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund.

AHL TARGETRISK CORE FUND

Investing in derivative instruments involves liquidity, credit, interest rate and market risks. Interest rate risk is the risk that debt securities will decrease in value with increases in market interest rates. Quantitative models may not perform as expected and may result in losses for the Fund. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	December 31, 2022

Additional Information	Back Cover

President’s Message

Dear Shareholders,

Warren E. Buffett, the “Oracle of Omaha” and billionaire chairman and CEO of Berkshire Hathaway, once said, “Predicting rain doesn’t count. Building arks does.”

Mr. Buffet’s plain-spoken words make a great deal of common sense. Figuring out when the next dangerous storm may occur could prove to be an effort in futility if we haven’t also devised a plan for preserving our physical well-being when the thunder rolls and the lightning strikes. The time to build a shelter is before the storm clouds appear on the horizon. The same can also be said about our investment portfolios. Careful planning and fine-tuning can be especially important as we seek to preserve and grow our investment portfolios during periods of economic uncertainty – particularly as we consider the effects of higher inflation, slower economic growth and geopolitical concerns such as Russia’s war with Ukraine.

None of us has the ability to foresee the future – not even the Oracle of Omaha. To help your investment portfolio weather storms over the long term, we encourage you to work with financial professionals to develop your personal savings plan, conduct annual plan reviews, and make thoughtful, purposeful plan adjustments to better manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your risk-tolerance level, you may be better positioned to withstand short-term crises. Through careful planning, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Jeffrey K. Ringdahl

President

American Beacon Funds

Alternative Investments Market Overview

December 31, 2022 (Unaudited)

During the 12-month period ended December 31, 2022, several themes were evident in the global markets, with inflation arguably a common thread: Russia’s war in Ukraine, central bank activity, supply chain disruption, de-globalization, and post-pandemic recovery. Inflation, as represented by the U.S. Consumer Price Index (“CPI”), hit levels not seen since the 1970s – and rarely seen in more than a century. Inflation has historically had a detrimental effect on global equities and bonds. What is worse, of course, is that the low (or negative) correlation between the two, often relied upon by classic “60-40” investors, failed.

Despite the clear negative performance of global equities in 2022, it was a volatile year characterized by several market reversals – in the immediate aftermath of the Russian invasion of Ukraine, in July and October when investor perception was that central banks may not have to hike rates as much as anticipated, and in November after a better-than-expected CPI print.

The downward price movement of bonds was accompanied by low, realized volatility relative to equities, although significantly higher than its own historical volatility. Bonds showed a clear downward trend, particularly in the first half of the year. The price of short-term rates trended down for most of the first three quarters as many central banks raised rates. Japanese bonds, in contrast, were much more range-bound as that country’s central bank elected not to join other central banks to the same degree.

The strength of the U.S. dollar was notable in 2022 as the Federal Reserve raised rates faster than most other central banks. This was observed most clearly with persistent weakness relative to the Japanese yen and British pound.

Commodity prices peaked mid-year. The price of U.S. natural gas was propelled higher as Europe tried to wean itself off Russian energy in the wake of Russia’s invasion of Ukraine, while the price of silver fell in the second quarter only to rally strongly in the fourth quarter.

This macroeconomic backdrop led to mixed performance over the period as traditional assets like stocks and bonds fell, while hard assets such as the broad commodity index rose. For context, the Morningstar Systematic Trend Category returned 16.14% for the 12-month period while the Morningstar Tactical Allocation Category returned -15.93% for the same period.

American Beacon AHL Managed Futures Strategy FundSM

Performance Overview

December 31, 2022 (Unaudited)

The Investor Class of the American Beacon AHL Managed Futures Strategy Fund (the “Fund”) returned 16.47% for the twelve months ended December 31, 2022.

Comparison of Change in Value of a $10,000 Investment for the period from 8/19/2014 through 12/31/2022

Total Returns for the Period Ended December 31, 2022

	Ticker	1 Year	3 Years	5 Years	Since Inception (8/19/2014)	Value of $10,000 8/19/2014- 12/31/2022
R5 Class (1,4)	AHLIX	16.93%	10.83%	6.99%	6.16%	$16,490
Y Class (1,4)	AHLYX	16.84%	10.79%	6.93%	6.08%	$16,390
Investor Class (1,4)	AHLPX	16.47%	10.43%	6.60%	5.76%	$15,972
A without Sales Charge (1,2,4)	AHLAX	16.53%	10.51%	6.63%	5.76%	$15,980
A with Sales Charge (1,2,4)	AHLAX	9.82%	8.36%	5.37%	5.02%	$15,061
C without Sales Charge (1,2,4)	AHLCX	15.71%	9.68%	5.83%	5.02%	$15,062
C with Sales Charge (1,2,4)	AHLCX	14.71%	9.68%	5.83%	5.02%	$15,062

ICE BofA US 3-Month Treasury Bill Index (3)		1.45%	0.72%	1.26%	0.90%	$10,780

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to the R5 and Investor Class of the Fund has been waived since Fund inception. A portion of the fees charged to the Y Class of the Fund was waived from Fund inception, partially recovered in 2019 and waived in 2020 through 2022. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived.

2.

A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase. A portion of the fees charged to the A and C Class of the Fund was waived from Fund inception, partially recovered in 2019 and waived in 2020 through 2022. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived.

American Beacon AHL Managed Futures Strategy FundSM

Performance Overview

December 31, 2022 (Unaudited)

C Class shares automatically convert to A Class shares 8 years after purchase, if the conversion is available through your financial intermediary. The performance for C Class shares reflects the conversion of C Class shares to A Class shares after 8 years. If the conversion was not reflected, the since inception return would have been 4.98% with and without Sales Charge.

3.

ICE BofA US 3-Month Treasury Bill Index is an index of U.S. Treasury securities maturing in less than 3 months that assumes reinvestment of all income and is intended to track the daily performance of 3-month U.S. Treasury bills. One cannot directly invest in an index.

4.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, and C Class shares were 1.55%, 1.54%, 1.93%, 1.82%, and 2.55%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

During the period, three asset classes contributed positively while one detracted. The top contributing asset class was Currencies as the Fund had a long position in the U.S. dollar which strengthened against the British pound and Japanese yen as the Federal Reserve raised rates faster than other central banks. Within Fixed Income, the top performers were the short positions in 3-month Sonia and Euribor rates that the Fund held for most of the period. Within Commodities, short positions in U.S. Natural Gas and Brent Crude Oil contributed positively to performance as Europe attempts to wean itself off Russian energy and the asset class added value overall.

The asset class that detracted from performance during the period was Stocks as global equity markets displayed very little trending behavior resulting in poor performance overall. There were several reversals during the year; in the immediate aftermath of the Russian invasion of Ukraine, in July and in October when investor perception was that central banks may not have to hike rates as much as anticipated. Equity short positions in these episodes were reduced, and performance was impacted negatively.

Looking forward, the Fund’s sub-advisor will continue to implement its trading strategy designed to capitalize on price trends (up or down) in a broad range of global equities, fixed income, currency, and commodity futures markets; seeking to achieve the Fund’s goal of capital growth.

American Beacon AHL Managed Futures Strategy FundSM

Performance Overview

December 31, 2022 (Unaudited)

Top Active Exposures By Asset Class
Commodities		% of VaR	*
Natural Gas	Short	4.41
Soybean	Long	2.37
Crude Oil	Short	2.03
Silver	Long	2.03
Corn	Long	1.69

Currencies		% of VaR	*
BRZ/USD	Long	4.41
AUD/USD	Short	3.05
CAD/USD	Short	3.05
CHP/USD	Long	2.71
MXN/USD	Long	2.71

Equities		% of VaR	*
Korean Kospi	Short	3.73
Australian SPI 200 Index	Long	2.71
NASDAQ 100 Index	Short	2.37
S&P 500 Index	Short	2.37
Euro-STOXX	Long	1.69

Fixed-Income		% of VaR	*
U.S. Treasuries	Short	5.08
Euribor	Short	3.73
Japanese Bonds	Short	2.71
3M SOFR rates	Short	2.37
Euro-BUND	Short	2.37

Asset Class Exposure		% of VaR	*
Stocks		30.9
Fixed Income		25.4
Currencies		23.1
Commodities		20.7

Top 10 Exposures		% of VaR	*
U.S. Treasuries	Short	5.08
BRZ/USD	Long	4.41
Natural Gas	Short	4.41
Euribor	Short	3.73
Korean Kospi	Short	3.73
AUD/USD	Short	3.05
CAD/USD	Short	3.05
Australian SPI 200 Index	Long	2.71
CHP/USD	Long	2.71
Japanese Bonds	Short	2.71

*

Value at Risk (“VaR”) is a measure of the potential loss in value of a portfolio over a defined period for a given confidence interval. A one-day VaR at the 95% confidence level represents that there is a 5% probability that the mark-to-market loss on the portfolio over a one day horizon will exceed this value (assuming normal markets and no trading in the portfolio).

American Beacon AHL TargetRisk FundSM

Performance Overview

December 31, 2022 (Unaudited)

The Investor Class of the American Beacon AHL TargetRisk Fund (the “Fund”) returned -16.79% for the twelve months ended December 31, 2022.

Comparison of Change in Value of a $10,000 Investment for the period from 12/31/2018 through 12/31/2022

Total Returns for the Period Ended December 31, 2022

	Ticker	1 Year	3 Years	Since Inception (12/31/2018)	Value of $10,000 12/31/2018- 12/31/2022
R5 Class (1,3)	AHTIX	(16.49)%	0.11%	6.28%	$12,759
Y Class (1,3)	AHTYX	(16.52)%	0.08%	6.23%	$12,735
Investor Class (1,3)	AHTPX	(16.79)%	(0.24)%	5.93%	$12,593
A without Sales Charge (1,2,3)	AHTAX	(16.70)%	(0.19)%	6.00%	$12,626
A with Sales Charge (1,2,3)	AHTAX	(21.50)%	(2.14)%	4.45%	$11,900
C without Sales Charge (1,2,3)	AHACX	(17.33)%	(0.93)%	5.28%	$12,287
C with Sales Charge (1,2,3)	AHACX	(18.33)%	(0.93)%	5.28%	$12,287

60% MSCI World Index (Hedged to USD) / 40% Bloomberg Global-Aggregate Total Return Index (Hedged to USD) (4)		(13.50)%	3.04%	7.08%	$13,150
MSCI World Index (Hedged to USD) (4)		(15.38)%	6.34%	11.47%	$15,445
Bloomberg Global-Aggregate Total Return Index (Hedged to USD) (4)		(11.22)%	(2.59)%	0.01%	$10,003

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to the R5 Class of the Fund has been waived since Fund inception. A portion of the fees charged to the Investor Class of the Fund was waived from Fund inception through 2020. A portion of the fees charged to the A, C, and Y Class of the Fund was waived from Fund inception through 2020 and in 2022. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived.

American Beacon AHL TargetRisk FundSM

Performance Overview

December 31, 2022 (Unaudited)

2.

A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase. Fund performance represents the returns achieved by the Investor Class from 12/31/2018 up to the 4/30/2019 inception date of the A and C Classes and returns of the A and C Classes since 4/30/2019. Expenses of the A and C Classes are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the A and C Classes been in existence since 12/31/2018.

3.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, and C Class shares were 1.05%, 1.07%, 1.42%, 1.30%, and 2.06%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

4.

The AHL TargetRisk Fund’s annual total return is compared to the TargetRisk Composite Index, which combines the returns of the MSCI World Index (Hedged to USD) and the Bloomberg Global-Aggregate Total Return Index (Hedged to USD) in a 60%/40% proportion. The MSCI World (Hedged to USD) represents a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI World Index, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD by selling each foreign currency forward at the one-month forward weight. The parent index is composed of large and mid-cap stocks across 23 Developed Markets (DM) countries and its local performance is calculated in 13 different currencies, including the Euro. The MSCI© information contained herein: (1) is provided “as is,” (2) is proprietary to MSCI and/or its content providers, (3) may not be used to create any financial instruments or products or any indexes and (4) may not be copied or distributed without MSCI’s express written consent. MSCI disclaims all warranties with respect to the information. Neither MSCI nor its content providers are responsible for any damages or losses arising from any use of this information. The Bloomberg Global-Aggregate Total Return Index (Hedged to USD) is a flagship measure of global investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall not have any liability or responsibility for injury or damages arising in connection therewith. One cannot directly invest in an index.

During the period, three asset classes contributed negatively while only one contributed positively to performance. The top detracting asset class was Bonds within the Fund driven by U.S. 10-year Treasury and Ultra Bonds. The next top detractor asset class during the period was Stocks, in particular the S&P 500 and Nasdaq 100 positions were most impactful. Additionally, Credit within the Fund detracted during the period, specifically European and U.S. high yield positions. Commodities, within the Inflation sensitive bucket in the Fund generated gains, but not enough to offset the negative performance from other asset classes during the period. The risk management overlays were active throughout most of the year and helped mitigate the drawdowns during the sharpest selloffs. The exposure of the Fund adapted to the prevailing market conditions throughout. It remained low for most of the year, at an average of 135%, approximately half of its long-term average exposure level. The overlays deactivated in the fourth quarter and allowed the Fund to benefit from the market rally.

Looking forward, the Fund’s sub-advisor will continue to implement its trading strategy designed to maintain its targeted risk profile, by investing in a broad range of global equities, fixed income, credit, and commodity markets; seeking to achieve the Fund’s goal of capital growth.

American Beacon AHL TargetRisk FundSM

Performance Overview

December 31, 2022 (Unaudited)

Top Ten Exposures			% of VaR	*
BBG Commodity ex-Agriculturals Index			18.0
U.S. Treasuries			13.2
U.K. Gilts			5.6
S&P 500 Index			5.6
Euro-BUND			4.8
NASDAQ 100 Index			3.6
French Bonds			3.2
Tokyo Stock Exchange Index			3.2
U.S. High Yield CDX Index			3.2
S&P TSX 60 Index			2.8

3-Year Risk Summary			Fund
Sharpe Ratio			(0.06)
Standard Deviation			10.12

Asset Class Exposure	Net	(%)	% of VaR	*
Bonds	41.2		0.7
Credits	46.7		0.2
Inflation	26.3		0.5
Stock Indices	34.9		0.8

*

Value at Risk (“VaR”) is a measure of the potential loss in value of a portfolio over a defined period for a given confidence interval. A one-day VaR at the 95% confidence level represents that there is a 5% probability that the mark-to-market loss on the portfolio over a one day horizon will exceed this value (assuming normal markets and no trading in the portfolio).

American Beacon AHL TargetRisk Core FundSM

Performance Overview

December 31, 2022 (Unaudited)

The Y Class of the American Beacon AHL TargetRisk Core Fund (the “Fund”) returned -22.01% for the twelve months ended December 31, 2022.

Comparison of Change in Value of a $100,000 Investment for the period from 12/16/2020 through 12/31/2022

Total Returns for the Period Ended December 31, 2022

	Ticker	1 Year	Since Inception (12/16/2020)	Value of $100,000 12/16/2020- 12/31/2022
Y Class (1,3)	AABYX	(22.01)%	(8.36)%	$83,670
A without Sales Charge (1,2,3)	AAHAX	(22.20)%	(8.64)%	$83,159
A with Sales Charge (1,2,3)	AAHAX	(26.70)%	(11.25)%	$78,378
C without Sales Charge (1,2,3)	AAECX	(22.77)%	(9.31)%	$81,925
C with Sales Charge (1,2,3)	AAECX	(23.77)%	(9.31)%	$81,925
R6 Class (1,3)	AHTRX	(21.89)%	(8.25)%	$83,877

60% MSCI World Index (Hedged to USD) / 40% Bloomberg Global-Aggregate Total Return Index (Hedged to USD) (4)		(13.50)%	(0.40)%	$99,184
MSCI World Index (Hedged to USD) (4)		(15.38)%	3.31%	$106,869
Bloomberg Global-Aggregate Total Return Index (Hedged to USD) (4)		(11.22)%	(6.21)%	$87,716

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

American Beacon AHL TargetRisk Core FundSM

Performance Overview

December 31, 2022 (Unaudited)

2.	A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

3.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Y, A, C, and R6 Class shares were 4.91%, 5.16%, 5.96%, and 3.60%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

4.

The AHL TargetRisk Core Fund’s annual total return is compared to the TargetRisk Composite Index, which combines the returns of the MSCI World Index (Hedged to USD) and the Bloomberg Global-Aggregate Total Return Index (Hedged to USD) in a 60%/40% proportion. The MSCI World Index (Hedged to USD) represents a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI World Index, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD by selling each foreign currency forward at the one-month forward weight. The parent index is composed of large and mid-cap stocks across 23 Developed Markets (DM) countries and its local performance is calculated in 13 different currencies, including the Euro. The MSCI© information contained herein: (1) is provided “as is,” (2) is proprietary to MSCI and/ or its content providers, (3) may not be used to create any financial instruments or products or any indexes and (4) may not be copied or distributed without MSCI’s express written consent. MSCI disclaims all warranties with respect to the information. Neither MSCI nor its content providers are responsible for any damages or losses arising from any use of this information. The Bloomberg Global-Aggregate Total Return Index (Hedged to USD) is a flagship measure of global investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall not have any liability or responsibility for injury or damages arising in connection therewith. One cannot directly invest in an index.

Bonds and Stocks contributed negatively to performance during the period. The negative performance in Bonds was led by losses in the U.S. 10-year Treasury and Ultra bonds. The performance in Stocks was driven by losses in S&P 500 and Nasdaq 100 positions. The FTSE 100 and Nifty indices eked out small gains on the year within the equity asset class but not enough to balance out losses overall. The risk management overlays were active throughout most of the year and helped mitigate the drawdowns during the sharpest selloffs. The exposure of the Fund adapted to the prevailing market conditions. It began the year at 227% before hitting a low of 35% in October and expanding back up to 125% at year-end. The overlays largely deactivated in the fourth quarter and allowed the Fund to benefit from the market rally.

Looking forward, the Fund’s sub-advisor will continue to implement its trading strategy designed to maintain its targeted risk profile, by investing in a broad range of global equities and fixed income instruments while seeking to achieve the Fund’s goal of capital growth.

American Beacon AHL TargetRisk Core FundSM

Performance Overview

December 31, 2022 (Unaudited)

Top Ten Exposures			% of VaR	*
U.S. Treasuries			20.4
S&P 500 Index			7.8
U.K. Gilts			5.3
Italian Bonds			5.3
Euro-BUND			4.9
Tokyo Stock Exchange Index			4.9
DAX Index			4.5
NASDAQ Index			3.7
Euro-STOXX			3.3
U.S. Treasuries

Asset Class Exposure	Net	(%)	% of VaR	*
Bonds	75.9		1.0
Stock Indices	48.8		1.0

*

Value at Risk (“VaR”) is a measure of the potential loss in value of a portfolio over a defined period for a given confidence interval. A one-day VaR at the 95% confidence level represents that there is a 5% probability that the mark-to-market loss on the portfolio over a one day horizon will exceed this value (assuming normal markets and no trading in the portfolio).

American Beacon FundsSM

Expense Examples

December 31, 2022 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from July 1, 2022 through December 31, 2022.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Expense Examples

December 31, 2022 (Unaudited)

American Beacon AHL Managed Futures Strategy Fund

	Beginning Account Value 7/1/2022	Ending Account Value 12/31/2022	Expenses Paid During Period 7/1/2022-12/31/2022*
R5 Class
Actual	$1,000.00	$1,028.10	$7.51
Hypothetical**	$1,000.00	$1,017.80	$7.48
Y Class
Actual	$1,000.00	$1,028.50	$8.03
Hypothetical**	$1,000.00	$1,017.29	$7.98
Investor Class
Actual	$1,000.00	$1,026.50	$9.35
Hypothetical**	$1,000.00	$1,015.98	$9.30
A Class
Actual	$1,000.00	$1,026.10	$9.14
Hypothetical**	$1,000.00	$1,016.18	$9.10
C Class
Actual	$1,000.00	$1,022.20	$12.90
Hypothetical**	$1,000.00	$1,012.45	$12.83

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.47%, 1.57%, 1.83%, 1.79%, and 2.53% for the R5, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon AHL TargetRisk Fund

	Beginning Account Value 7/1/2022	Ending Account Value 12/31/2022	Expenses Paid During Period 7/1/2022-12/31/2022*
R5 Class
Actual	$1,000.00	$976.10	$5.23
Hypothetical**	$1,000.00	$1,019.91	$5.35
Y Class
Actual	$1,000.00	$976.00	$5.73
Hypothetical**	$1,000.00	$1,019.41	$5.85
Investor Class
Actual	$1,000.00	$974.30	$7.02
Hypothetical**	$1,000.00	$1,018.10	$7.17
A Class
Actual	$1,000.00	$974.80	$6.77
Hypothetical**	$1,000.00	$1,018.35	$6.92
C Class
Actual	$1,000.00	$971.50	$10.58
Hypothetical**	$1,000.00	$1,014.47	$10.82

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.05%, 1.15%, 1.41%, 1.36%, and 2.13% for the R5, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon FundsSM

Expense Examples

December 31, 2022 (Unaudited)

American Beacon AHL TargetRisk Core Fund

	Beginning Account Value 7/1/2022	Ending Account Value 12/31/2022	Expenses Paid During Period 7/1/2022-12/31/2022*
Y Class
Actual	$1,000.00	$952.80	$5.37
Hypothetical**	$1,000.00	$1,019.71	$5.55
A Class
Actual	$1,000.00	$950.20	$6.83
Hypothetical**	$1,000.00	$1,018.20	$7.07
C Class
Actual	$1,000.00	$947.10	$10.50
Hypothetical**	$1,000.00	$1,014.42	$10.87
R6 Class
Actual	$1,000.00	$952.90	$4.87
Hypothetical**	$1,000.00	$1,020.22	$5.04

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.09%, 1.39%, 2.14%, and 0.99% for the Y, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Funds and Shareholders of American Beacon AHL Managed Futures Strategy Fund, American Beacon AHL TargetRisk Fund, and American Beacon AHL TargetRisk Core Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Beacon American Beacon AHL Managed Futures Strategy Fund, American Beacon AHL TargetRisk Fund, and American Beacon AHL TargetRisk Core Fund (three of the funds constituting American Beacon Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations and of changes in net assets for the year ended December 31, 2022, including the related notes, and the financial highlights for the year ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for the year ended December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended December 31, 2021 and the financial highlights for each of the periods ended on or prior to December 31, 2021 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 28, 2022 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodians, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

March 1, 2023

We have served as the auditor of one or more investment companies in the American Beacon family of funds since 2016.

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

	Principal Amount	Fair Value

SHORT-TERM INVESTMENTS - 89.78%

U.S. Treasury Obligations - 89.78%
U.S. Treasury Bills,
2.960%, Due 1/19/2023A	$25,000,000	$24,959,778
2.960%, Due 1/19/2023	100,000,000	99,839,111
2.770%, Due 1/26/2023	100,000,000	99,752,079
3.900%, Due 1/31/2023	200,000,000	199,403,400
3.210%, Due 2/2/2023A	50,000,000	49,841,361
3.040%, Due 2/9/2023A	50,000,000	49,800,525
4.120%, Due 2/14/2023	200,000,000	199,059,822
3.350%, Due 2/16/2023A	250,000,000	248,756,770
3.200%, Due 2/23/2023A	250,000,000	248,495,455
3.500%, Due 3/2/2023A	150,000,000	148,975,605
3.780%, Due 3/9/2023A	150,000,000	148,850,787
3.820%, Due 3/16/2023A	250,000,000	247,926,750
3.800%, Due 3/23/2023A	250,000,000	247,673,135
4.100%, Due 4/6/2023A	160,000,000	158,264,000
4.400%, Due 4/13/2023A	150,000,000	148,306,250
4.460%, Due 4/20/2023A	125,000,000	123,370,294
4.550%, Due 4/27/2023A	140,000,000	138,027,277
4.560%, Due 5/4/2023A	150,000,000	147,735,871
4.540%, Due 5/11/2023	100,000,000	98,385,541
4.650%, Due 5/18/2023A	50,000,000	49,153,554
4.660%, Due 5/25/2023A	250,000,000	245,551,160
4.650%, Due 6/8/2023A	150,000,000	147,068,501

Total Short-Term Investments – 89.78% (Cost $3,270,459,160)		3,269,197,026

TOTAL INVESTMENTS - 89.78% (Cost $3,270,459,160)		3,269,197,026
OTHER ASSETS, NET OF LIABILITIES - 10.22%		371,953,371

TOTAL NET ASSETS - 100.00%		$3,641,150,397

Percentages are stated as a percent of net assets.

A All or a portion represents positions held by the American Beacon Cayman Managed Futures Strategy Fund, Ltd.

Long Futures Contracts Open on December 31, 2022:

Commodity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CBOT Corn FuturesA	1,622	March 2023	$54,202,172	$55,026,350	$824,178
CBOT Soybean FuturesA	1,098	March 2023	81,450,356	83,667,600	2,217,244
COMEX Copper FuturesA	121	March 2023	11,408,094	11,526,762	118,668
COMEX Gold 100 Troy Ounces FuturesA	318	February 2023	56,841,614	58,073,160	1,231,546
COMEX Silver FuturesA	373	March 2023	42,754,768	44,834,600	2,079,832
ICE Gas Oil FuturesA	17	January 2023	1,577,396	1,565,700	(11,696)
ICE Gas Oil FuturesA	23	February 2023	2,119,953	2,083,800	(36,153)
LME Copper FuturesA	30	January 2023	6,052,923	6,279,758	226,835
LME Copper FuturesA	65	February 2023	13,275,974	13,610,187	334,213
LME Copper FuturesA	42	March 2023	8,890,327	8,794,275	(96,052)
LME Lead FuturesA	103	January 2023	5,635,492	5,980,438	344,946
LME Lead FuturesA	34	February 2023	1,825,041	1,966,475	141,434
LME Lead FuturesA	122	March 2023	6,764,488	7,043,975	279,487
LME Lead FuturesA	56	April 2023	3,166,125	3,214,400	48,275
LME Nickel FuturesA	45	January 2023	7,442,561	8,073,270	630,709
LME Nickel FuturesA	10	February 2023	1,591,848	1,797,900	206,052
LME Nickel FuturesA	30	March 2023	5,256,563	5,408,100	151,537
LME Primary Aluminum FuturesA	121	January 2023	7,354,004	7,107,268	(246,736)
LME Primary Aluminum FuturesA	165	March 2023	10,407,877	9,784,541	(623,336)
LME Zinc FuturesA	83	January 2023	6,518,556	6,204,769	(313,787)
LME Zinc FuturesA	123	February 2023	9,966,330	9,173,494	(792,836)
NYBOT CSC Cocoa FuturesA	824	March 2023	21,242,232	21,424,000	181,768
NYBOT CSC Number 11 World Sugar FuturesA	2,640	February 2023	56,741,802	59,254,272	2,512,470

			$422,486,496	$431,895,094	$9,408,598

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CME Mexican Peso Currency Futures	9,759	March 2023	$243,853,909	$247,000,290	$3,146,381
CME New Zealand Dollar Currency Futures	1,028	March 2023	65,821,854	65,216,320	(605,534)
CME Swiss Franc Currency Futures	68	March 2023	9,203,924	9,266,700	62,776
NYBOT FINEX U.S. Dollar Index Futures	46	March 2023	4,805,479	4,750,374	(55,105)

			$323,685,166	$326,233,684	$2,548,518

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Eurex DAX Index Futures	127	March 2023	$49,324,794	$47,540,696	$(1,784,098)
Eurex EURO STOXX 50 Futures	1,616	March 2023	68,518,724	65,474,685	(3,044,039)
Euronext Amsterdam Index Futures	153	January 2023	24,085,155	22,590,006	(1,495,149)
Euronext CAC 40 Index Futures	529	January 2023	37,904,927	36,640,357	(1,264,570)
FTSE 100 Index Futures	1,269	March 2023	114,666,907	114,540,212	(126,695)
FTSE/MIB Index Futures	424	March 2023	56,110,873	53,801,819	(2,309,054)
ICE U.S. mini MSCI EAFE Index Futures	186	March 2023	18,425,788	18,129,420	(296,368)
Montreal Exchange S&P/TSX 60 Index Futures	175	March 2023	31,370,238	30,241,137	(1,129,101)
OML Stockholm OMXS30 Index Futures	816	January 2023	16,630,294	15,968,337	(661,957)
SAFEX FTSE/JSE Top 40 Index Futures	1,623	March 2023	67,137,838	64,685,977	(2,451,861)
SFE S&P ASX Share Price Index 200 Futures	1,214	March 2023	147,990,540	144,481,301	(3,509,239)
SGX FTSE Taiwan Index Futures	613	January 2023	30,639,818	30,447,710	(192,108)
TSE TOPIX Futures	295	March 2023	43,793,323	42,516,954	(1,276,369)

			$706,599,219	$687,058,611	$(19,540,608)

Short Futures Contracts Open on December 31, 2022:

Commodity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
ICE Brent Crude Oil FuturesA	247	January 2023	$(20,257,063)	$(21,219,770)	$(962,707)
ICE U.S. - Henry Ld1 Fixed Price FuturesA	64	March 2023	(679,045)	(626,720)	52,325
ICE U.S. - Henry Ld1 Fixed Price FuturesA	64	April 2023	(679,045)	(628,960)	50,085
ICE U.S. - Henry Ld1 Fixed Price FuturesA	64	May 2023	(679,045)	(647,520)	31,525
ICE U.S. - Henry Ld1 Fixed Price FuturesA	64	June 2023	(679,045)	(665,120)	13,925
ICE U.S. - Henry Ld1 Fixed Price FuturesA	64	July 2023	(679,045)	(666,080)	12,965
ICE U.S. - Henry Ld1 Fixed Price FuturesA	64	August 2023	(679,045)	(657,600)	21,445
ICE U.S. - Henry Ld1 Fixed Price FuturesA	64	September 2023	(679,045)	(667,840)	11,205
ICE U.S. - Henry Ld1 Fixed Price FuturesA	96	October 2023	(1,161,490)	(1,076,160)	85,330
ICE U.S. - Henry Ld1 Fixed Price FuturesA	96	November 2023	(1,161,490)	(1,170,480)	(8,990)
ICE U.S. - Henry Ld1 Fixed Price FuturesA	96	December 2023	(1,161,490)	(1,227,120)	(65,630)
ICE U.S. - Henry Ld1 Fixed Price FuturesA	96	January 2024	(1,161,490)	(1,186,080)	(24,590)
ICE U.S. - Henry Ld1 Fixed Price FuturesA	96	February 2024	(1,161,490)	(1,055,520)	105,970
KCBT Hard Red Winter Wheat FuturesA	305	March 2023	(13,362,638)	(13,542,000)	(179,362)
LME Copper FuturesA	30	January 2023	(5,573,134)	(6,279,757)	(706,623)
LME Copper FuturesA	8	February 2023	(1,683,258)	(1,675,100)	8,158
LME Lead FuturesA	103	January 2023	(4,873,080)	(5,980,437)	(1,107,357)
LME Lead FuturesA	12	February 2023	(660,579)	(694,050)	(33,471)
LME Nickel FuturesA	45	January 2023	(5,887,997)	(8,073,270)	(2,185,273)
LME Primary Aluminum FuturesA	121	January 2023	(6,647,526)	(7,107,268)	(459,742)
LME Primary Aluminum FuturesA	305	March 2023	(18,186,458)	(18,086,576)	99,882
LME Zinc FuturesA	83	January 2023	(6,021,163)	(6,204,769)	(183,606)
LME Zinc FuturesA	171	February 2023	(12,387,778)	(12,753,394)	(365,616)
LME Zinc FuturesA	111	March 2023	(8,274,080)	(8,259,788)	14,292
NYBOT CSC C Coffee FuturesA	386	March 2023	(23,740,990)	(24,216,675)	(475,685)
NYMEX Henry Hub Natural Gas FuturesA	626	January 2023	(34,753,265)	(28,013,500)	6,739,765
NYMEX Light Sweet Crude Oil FuturesA	282	January 2023	(20,480,213)	(22,633,320)	(2,153,107)
NYMEX NY Harbor ULSD FuturesA	5	January 2023	(639,156)	(691,950)	(52,794)
NYMEX Reformulated Gasoline Blendstock for Oxygen Blending RBOB FuturesA	68	January 2023	(6,304,623)	(7,078,025)	(773,402)

			$(200,293,766)	$(202,784,849)	$(2,491,083)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CME Australian Dollar Currency Futures	2,596	March 2023	$(176,157,183)	$(177,267,860)	$(1,110,677)
CME British Pound Currency Futures	764	March 2023	(58,233,339)	(57,701,100)	532,239
CME Canadian Dollar Currency Futures	3,992	March 2023	(292,588,396)	(295,088,640)	(2,500,244)
CME Euro Foreign Exchange Currency Futures	691	March 2023	(91,678,867)	(92,887,675)	(1,208,808)
CME Japanese Yen Currency Futures	317	March 2023	(29,271,072)	(30,538,987)	(1,267,915)

			$(647,928,857)	$(653,484,262)	$(5,555,405)

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CME E-Mini NASDAQ 100 Index Futures	280	March 2023	$(64,213,509)	$(61,724,600)	$2,488,909
CME e-mini Russell Index Futures	414	March 2023	(36,966,032)	(36,657,630)	308,402
CME E-Mini Standard & Poor’s 500 Index Futures	392	March 2023	(76,394,854)	(75,675,600)	719,254
HKG Hang Seng China Enterprises Index Futures	725	January 2023	(31,126,045)	(31,394,731)	(268,686)
HKG Hang SHKG Hang Seng Index Futures	294	January 2023	(37,190,489)	(37,505,909)	(315,420)
ICE U.S. MSCI Emerging Markets EM Index Futures	863	March 2023	(41,930,474)	(41,398,110)	532,364
KFE KOSPI 200 Index Futures	2,545	March 2023	(153,398,422)	(147,351,374)	6,047,048
SGX Nikkei 225 Stock Index Futures	460	March 2023	(46,028,583)	(45,556,614)	471,969

			$(487,248,408)	$(477,264,568)	$9,983,840

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
3 Month Euro Euribor Futures	2,763	December 2023	$(716,861,359)	$(712,757,149)	$4,104,210
3 Month Euro Euribor Futures	1,836	September 2024	(476,873,827)	(475,711,822)	1,162,005
3 Month Euro Euribor Futures	1,229	June 2025	(320,081,407)	(319,028,738)	1,052,669
CBOT 10 Year U.S. Treasury Notes	1,560	March 2023	(176,230,457)	(175,183,125)	1,047,332
CBOT 2 Year U.S. Treasury Notes Futures	1,177	March 2023	(241,412,942)	(241,376,954)	35,988
CBOT 5 Year U.S. Treasury Notes	1,483	March 2023	(160,264,807)	(160,059,727)	205,080
CBOT U.S. Long Bond Futures	422	March 2023	(53,234,136)	(52,895,063)	339,073
CME 1 Year Mid-Curve 3 Month Eurodollar Option	1,418	March 2023	(179,094,984)	(175,696,622)	3,398,362
CME Ultra Long Term U.S. Treasury Bond Futures	270	March 2023	(36,681,662)	(36,264,375)	417,287
Eurex 10 Year Euro BUND Futures	996	March 2023	(146,828,862)	(141,725,672)	5,103,190
Eurex 2 Year Euro SCHATZ Futures	1,266	March 2023	(143,374,736)	(142,864,031)	510,705
Eurex 30 Year Euro BUXL Futures	262	March 2023	(42,176,099)	(37,929,108)	4,246,991
Long Gilt Futures	505	March 2023	(63,132,624)	(60,990,928)	2,141,696
SFE 10 Year Australian Bond Futures	770	March 2023	(61,481,273)	(60,646,533)	834,740
SFE 3 Year Australian Bond Futures	826	March 2023	(60,034,114)	(60,060,548)	(26,434)
Three Month SONIA Index Futures	1,198	March 2024	(346,775,639)	(345,334,329)	1,441,310
Three Month SONIA Index Futures	944	December 2024	(274,645,984)	(273,329,110)	1,316,874
Three-Month SOFR Futures	3,219	March 2024	(772,187,204)	(768,294,825)	3,892,379
Three-Month SOFR Futures	1,124	December 2024	(271,812,916)	(271,165,000)	647,916
Three-Month SOFR Futures	700	September 2025	(169,485,119)	(169,382,500)	102,619
TSE Japanese 10 Year Bond Futures	696	March 2023	(774,238,186)	(771,412,374)	2,825,812

			$(5,486,908,337)	$(5,452,108,533)	$34,799,804

A All or a portion represents positions held by the American Beacon Cayman Managed Futures Strategy Fund, Ltd.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Forward Foreign Currency Contracts Open on December 31, 2022:

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
TWD	81,379	USD	81,381	1/9/2023	CBK	$-	$(2)	$(2)
TWD	81,379	USD	82,604	1/9/2023	CBK	-	(1,225)	(1,225)
TWD	81,379	USD	82,634	1/9/2023	CBK	-	(1,255)	(1,255)
TWD	81,379	USD	82,609	1/9/2023	CBK	-	(1,230)	(1,230)
TWD	81,379	USD	82,617	1/9/2023	CBK	-	(1,238)	(1,238)
TWD	162,758	USD	165,728	1/9/2023	CBK	-	(2,970)	(2,970)
TWD	162,758	USD	165,243	1/9/2023	CBK	-	(2,485)	(2,485)
TWD	244,137	USD	247,901	1/9/2023	CBK	-	(3,764)	(3,764)
TWD	325,516	USD	331,584	1/9/2023	CBK	-	(6,068)	(6,068)
TWD	325,516	USD	327,737	1/9/2023	CBK	-	(2,221)	(2,221)
TWD	67,951,368	USD	68,111,890	1/9/2023	CBK	-	(160,522)	(160,522)
USD	26,011,818	TWD	25,634,348	1/9/2023	CBK	377,470	-	377,470
USD	1,388,458	TWD	1,383,441	1/9/2023	CBK	5,017	-	5,017
USD	1,309,085	TWD	1,302,062	1/9/2023	CBK	7,023	-	7,023
USD	1,144,011	TWD	1,139,304	1/9/2023	CBK	4,707	-	4,707
USD	982,190	TWD	976,547	1/9/2023	CBK	5,643	-	5,643
USD	982,776	TWD	976,547	1/9/2023	CBK	6,229	-	6,229
USD	979,635	TWD	976,547	1/9/2023	CBK	3,088	-	3,088
USD	821,091	TWD	813,789	1/9/2023	CBK	7,302	-	7,302
USD	821,234	TWD	813,789	1/9/2023	CBK	7,445	-	7,445
USD	737,055	TWD	732,410	1/9/2023	CBK	4,645	-	4,645
USD	739,297	TWD	732,410	1/9/2023	CBK	6,887	-	6,887
USD	734,158	TWD	732,410	1/9/2023	CBK	1,748	-	1,748
USD	655,927	TWD	651,031	1/9/2023	CBK	4,896	-	4,896
USD	652,453	TWD	651,031	1/9/2023	CBK	1,422	-	1,422
USD	652,641	TWD	651,031	1/9/2023	CBK	1,610	-	1,610
USD	652,485	TWD	651,031	1/9/2023	CBK	1,454	-	1,454
USD	653,471	TWD	651,031	1/9/2023	CBK	2,440	-	2,440
USD	652,528	TWD	651,031	1/9/2023	CBK	1,497	-	1,497
USD	573,427	TWD	569,652	1/9/2023	CBK	3,775	-	3,775
USD	571,337	TWD	569,652	1/9/2023	CBK	1,685	-	1,685
USD	571,262	TWD	569,652	1/9/2023	CBK	1,610	-	1,610
USD	570,972	TWD	569,652	1/9/2023	CBK	1,320	-	1,320
USD	570,923	TWD	569,652	1/9/2023	CBK	1,271	-	1,271
USD	570,791	TWD	569,652	1/9/2023	CBK	1,139	-	1,139
USD	571,606	TWD	569,652	1/9/2023	CBK	1,954	-	1,954
USD	571,826	TWD	569,652	1/9/2023	CBK	2,174	-	2,174
USD	491,538	TWD	488,273	1/9/2023	CBK	3,265	-	3,265
USD	493,856	TWD	488,273	1/9/2023	CBK	5,583	-	5,583
USD	489,193	TWD	488,273	1/9/2023	CBK	920	-	920
USD	489,280	TWD	488,273	1/9/2023	CBK	1,007	-	1,007
USD	488,726	TWD	488,273	1/9/2023	CBK	453	-	453
USD	490,151	TWD	488,273	1/9/2023	CBK	1,878	-	1,878
USD	489,255	TWD	488,273	1/9/2023	CBK	982	-	982
USD	488,873	TWD	488,273	1/9/2023	CBK	600	-	600
USD	410,397	TWD	406,894	1/9/2023	CBK	3,503	-	3,503
USD	407,777	TWD	406,894	1/9/2023	CBK	883	-	883
USD	407,357	TWD	406,894	1/9/2023	CBK	463	-	463
USD	407,662	TWD	406,894	1/9/2023	CBK	768	-	768
USD	407,626	TWD	406,894	1/9/2023	CBK	732	-	732
USD	407,649	TWD	406,894	1/9/2023	CBK	755	-	755
USD	407,823	TWD	406,894	1/9/2023	CBK	929	-	929
USD	407,803	TWD	406,894	1/9/2023	CBK	909	-	909
USD	407,368	TWD	406,894	1/9/2023	CBK	474	-	474
USD	407,553	TWD	406,894	1/9/2023	CBK	659	-	659
USD	327,686	TWD	325,516	1/9/2023	CBK	2,170	-	2,170
USD	327,938	TWD	325,516	1/9/2023	CBK	2,422	-	2,422
USD	327,555	TWD	325,516	1/9/2023	CBK	2,039	-	2,039

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	327,960	TWD	325,516	1/9/2023	CBK	$2,444	$-	$2,444
USD	326,180	TWD	325,516	1/9/2023	CBK	664	-	664
USD	326,330	TWD	325,516	1/9/2023	CBK	814	-	814
USD	325,585	TWD	325,516	1/9/2023	CBK	69	-	69
USD	327,056	TWD	325,516	1/9/2023	CBK	1,540	-	1,540
USD	325,773	TWD	325,516	1/9/2023	CBK	257	-	257
USD	325,914	TWD	325,516	1/9/2023	CBK	398	-	398
USD	325,890	TWD	325,516	1/9/2023	CBK	374	-	374
USD	326,054	TWD	325,516	1/9/2023	CBK	538	-	538
USD	326,201	TWD	325,516	1/9/2023	CBK	685	-	685
USD	325,876	TWD	325,516	1/9/2023	CBK	360	-	360
USD	325,966	TWD	325,516	1/9/2023	CBK	450	-	450
USD	326,300	TWD	325,516	1/9/2023	CBK	784	-	784
USD	326,241	TWD	325,516	1/9/2023	CBK	725	-	725
USD	325,948	TWD	325,516	1/9/2023	CBK	432	-	432
USD	326,117	TWD	325,516	1/9/2023	CBK	601	-	601
USD	246,541	TWD	244,137	1/9/2023	CBK	2,404	-	2,404
USD	244,650	TWD	244,137	1/9/2023	CBK	513	-	513
USD	244,621	TWD	244,137	1/9/2023	CBK	484	-	484
USD	244,251	TWD	244,137	1/9/2023	CBK	114	-	114
USD	244,192	TWD	244,137	1/9/2023	CBK	55	-	55
USD	245,348	TWD	244,137	1/9/2023	CBK	1,211	-	1,211
USD	245,259	TWD	244,137	1/9/2023	CBK	1,122	-	1,122
USD	245,125	TWD	244,137	1/9/2023	CBK	988	-	988
USD	244,654	TWD	244,137	1/9/2023	CBK	517	-	517
USD	242,494	TWD	244,137	1/9/2023	CBK	-	(1,643)	(1,643)
USD	243,656	TWD	244,137	1/9/2023	CBK	-	(481)	(481)
USD	244,737	TWD	244,137	1/9/2023	CBK	600	-	600
USD	244,750	TWD	244,137	1/9/2023	CBK	613	-	613
USD	244,439	TWD	244,137	1/9/2023	CBK	302	-	302
USD	245,008	TWD	244,137	1/9/2023	CBK	871	-	871
USD	244,807	TWD	244,137	1/9/2023	CBK	670	-	670
USD	244,702	TWD	244,137	1/9/2023	CBK	565	-	565
USD	244,232	TWD	244,137	1/9/2023	CBK	95	-	95
USD	245,304	TWD	244,137	1/9/2023	CBK	1,167	-	1,167
USD	245,334	TWD	244,137	1/9/2023	CBK	1,197	-	1,197
USD	245,237	TWD	244,137	1/9/2023	CBK	1,100	-	1,100
USD	244,918	TWD	244,137	1/9/2023	CBK	781	-	781
USD	245,400	TWD	244,137	1/9/2023	CBK	1,263	-	1,263
USD	245,374	TWD	244,137	1/9/2023	CBK	1,237	-	1,237
USD	245,318	TWD	244,137	1/9/2023	CBK	1,181	-	1,181
USD	244,581	TWD	244,137	1/9/2023	CBK	444	-	444
USD	163,863	TWD	162,758	1/9/2023	CBK	1,105	-	1,105
USD	163,944	TWD	162,758	1/9/2023	CBK	1,186	-	1,186
USD	163,829	TWD	162,758	1/9/2023	CBK	1,071	-	1,071
USD	163,706	TWD	162,758	1/9/2023	CBK	948	-	948
USD	162,837	TWD	162,758	1/9/2023	CBK	79	-	79
USD	162,781	TWD	162,758	1/9/2023	CBK	23	-	23
USD	162,849	TWD	162,758	1/9/2023	CBK	91	-	91
USD	163,377	TWD	162,758	1/9/2023	CBK	619	-	619
USD	163,081	TWD	162,758	1/9/2023	CBK	323	-	323
USD	163,058	TWD	162,758	1/9/2023	CBK	300	-	300
USD	163,170	TWD	162,758	1/9/2023	CBK	412	-	412
USD	163,151	TWD	162,758	1/9/2023	CBK	393	-	393
USD	162,790	TWD	162,758	1/9/2023	CBK	32	-	32
USD	162,794	TWD	162,758	1/9/2023	CBK	36	-	36
USD	162,823	TWD	162,758	1/9/2023	CBK	65	-	65
USD	163,500	TWD	162,758	1/9/2023	CBK	742	-	742
USD	162,979	TWD	162,758	1/9/2023	CBK	221	-	221

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	162,985	TWD	162,758	1/9/2023	CBK	$227	$-	$227
USD	81,113	TWD	81,379	1/9/2023	CBK	-	(266)	(266)
USD	81,940	TWD	81,379	1/9/2023	CBK	561	-	561
USD	81,944	TWD	81,379	1/9/2023	CBK	565	-	565
USD	81,496	TWD	81,379	1/9/2023	CBK	117	-	117
USD	81,405	TWD	81,379	1/9/2023	CBK	26	-	26
USD	81,399	TWD	81,379	1/9/2023	CBK	20	-	20
USD	81,392	TWD	81,379	1/9/2023	CBK	13	-	13
USD	81,745	TWD	81,379	1/9/2023	CBK	366	-	366
USD	81,692	TWD	81,379	1/9/2023	CBK	313	-	313
USD	81,674	TWD	81,379	1/9/2023	CBK	295	-	295
USD	81,748	TWD	81,379	1/9/2023	CBK	369	-	369
USD	81,651	TWD	81,379	1/9/2023	CBK	272	-	272
USD	80,718	TWD	81,379	1/9/2023	CBK	-	(661)	(661)
USD	81,507	TWD	81,379	1/9/2023	CBK	128	-	128
USD	81,585	TWD	81,379	1/9/2023	CBK	206	-	206
USD	81,412	TWD	81,379	1/9/2023	CBK	33	-	33
USD	81,766	TWD	81,379	1/9/2023	CBK	387	-	387
USD	81,739	TWD	81,379	1/9/2023	CBK	360	-	360
INR	30,205	USD	30,664	1/12/2023	CBK	-	(459)	(459)
INR	30,205	USD	30,704	1/12/2023	CBK	-	(499)	(499)
INR	30,205	USD	30,626	1/12/2023	CBK	-	(421)	(421)
INR	30,205	USD	30,702	1/12/2023	CBK	-	(497)	(497)
INR	30,205	USD	30,685	1/12/2023	CBK	-	(480)	(480)
INR	30,205	USD	30,654	1/12/2023	CBK	-	(449)	(449)
INR	30,205	USD	30,639	1/12/2023	CBK	-	(434)	(434)
INR	30,205	USD	30,597	1/12/2023	CBK	-	(392)	(392)
INR	30,205	USD	30,596	1/12/2023	CBK	-	(391)	(391)
INR	30,205	USD	30,679	1/12/2023	CBK	-	(474)	(474)
INR	30,205	USD	30,676	1/12/2023	CBK	-	(471)	(471)
INR	30,205	USD	30,675	1/12/2023	CBK	-	(470)	(470)
INR	30,205	USD	30,658	1/12/2023	CBK	-	(453)	(453)
INR	30,205	USD	30,645	1/12/2023	CBK	-	(440)	(440)
INR	30,205	USD	30,639	1/12/2023	CBK	-	(434)	(434)
INR	60,411	USD	61,352	1/12/2023	CBK	-	(941)	(941)
INR	60,411	USD	61,293	1/12/2023	CBK	-	(882)	(882)
INR	60,411	USD	61,387	1/12/2023	CBK	-	(976)	(976)
INR	60,411	USD	61,414	1/12/2023	CBK	-	(1,003)	(1,003)
INR	60,411	USD	61,412	1/12/2023	CBK	-	(1,001)	(1,001)
INR	60,411	USD	61,395	1/12/2023	CBK	-	(984)	(984)
INR	60,411	USD	61,161	1/12/2023	CBK	-	(750)	(750)
INR	60,411	USD	61,192	1/12/2023	CBK	-	(781)	(781)
INR	60,411	USD	61,166	1/12/2023	CBK	-	(755)	(755)
INR	90,616	USD	92,068	1/12/2023	CBK	-	(1,452)	(1,452)
INR	90,616	USD	91,905	1/12/2023	CBK	-	(1,289)	(1,289)
INR	90,616	USD	92,052	1/12/2023	CBK	-	(1,436)	(1,436)
INR	90,616	USD	92,005	1/12/2023	CBK	-	(1,389)	(1,389)
INR	90,616	USD	92,105	1/12/2023	CBK	-	(1,489)	(1,489)
INR	90,616	USD	92,117	1/12/2023	CBK	-	(1,501)	(1,501)
INR	90,616	USD	92,057	1/12/2023	CBK	-	(1,441)	(1,441)
INR	90,616	USD	92,046	1/12/2023	CBK	-	(1,430)	(1,430)
INR	90,616	USD	92,118	1/12/2023	CBK	-	(1,502)	(1,502)
INR	90,616	USD	92,123	1/12/2023	CBK	-	(1,507)	(1,507)
INR	90,616	USD	92,124	1/12/2023	CBK	-	(1,508)	(1,508)
INR	90,616	USD	92,112	1/12/2023	CBK	-	(1,496)	(1,496)
INR	90,616	USD	92,129	1/12/2023	CBK	-	(1,513)	(1,513)
INR	90,616	USD	92,117	1/12/2023	CBK	-	(1,501)	(1,501)
INR	90,616	USD	91,766	1/12/2023	CBK	-	(1,150)	(1,150)
INR	120,821	USD	122,570	1/12/2023	CBK	-	(1,749)	(1,749)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
INR	120,821	USD	122,817	1/12/2023	CBK	$-	$(1,996)	$(1,996)
INR	120,821	USD	122,806	1/12/2023	CBK	-	(1,985)	(1,985)
INR	120,821	USD	122,771	1/12/2023	CBK	-	(1,950)	(1,950)
INR	120,821	USD	122,806	1/12/2023	CBK	-	(1,985)	(1,985)
INR	120,821	USD	122,809	1/12/2023	CBK	-	(1,988)	(1,988)
INR	120,821	USD	122,830	1/12/2023	CBK	-	(2,009)	(2,009)
INR	120,821	USD	122,827	1/12/2023	CBK	-	(2,006)	(2,006)
INR	120,821	USD	122,738	1/12/2023	CBK	-	(1,917)	(1,917)
INR	120,821	USD	122,584	1/12/2023	CBK	-	(1,763)	(1,763)
INR	120,821	USD	122,524	1/12/2023	CBK	-	(1,703)	(1,703)
INR	120,821	USD	122,551	1/12/2023	CBK	-	(1,730)	(1,730)
INR	120,821	USD	122,700	1/12/2023	CBK	-	(1,879)	(1,879)
INR	151,027	USD	153,173	1/12/2023	CBK	-	(2,146)	(2,146)
INR	151,027	USD	153,445	1/12/2023	CBK	-	(2,418)	(2,418)
INR	151,027	USD	153,516	1/12/2023	CBK	-	(2,489)	(2,489)
INR	151,027	USD	153,537	1/12/2023	CBK	-	(2,510)	(2,510)
INR	151,027	USD	153,518	1/12/2023	CBK	-	(2,491)	(2,491)
INR	181,232	USD	184,146	1/12/2023	CBK	-	(2,914)	(2,914)
INR	181,232	USD	184,180	1/12/2023	CBK	-	(2,948)	(2,948)
INR	181,232	USD	184,239	1/12/2023	CBK	-	(3,007)	(3,007)
INR	181,232	USD	184,239	1/12/2023	CBK	-	(3,007)	(3,007)
INR	181,232	USD	184,201	1/12/2023	CBK	-	(2,969)	(2,969)
INR	181,232	USD	184,241	1/12/2023	CBK	-	(3,009)	(3,009)
INR	181,232	USD	184,246	1/12/2023	CBK	-	(3,014)	(3,014)
INR	181,232	USD	184,149	1/12/2023	CBK	-	(2,917)	(2,917)
INR	181,232	USD	184,205	1/12/2023	CBK	-	(2,973)	(2,973)
INR	211,437	USD	214,921	1/12/2023	CBK	-	(3,484)	(3,484)
INR	211,437	USD	214,238	1/12/2023	CBK	-	(2,801)	(2,801)
INR	422,874	USD	431,419	1/12/2023	CBK	-	(8,545)	(8,545)
INR	483,285	USD	482,902	1/12/2023	CBK	383	-	383
INR	543,695	USD	543,235	1/12/2023	CBK	460	-	460
INR	634,311	USD	646,006	1/12/2023	CBK	-	(11,695)	(11,695)
INR	694,722	USD	694,411	1/12/2023	CBK	311	-	311
INR	694,722	USD	694,209	1/12/2023	CBK	513	-	513
INR	755,133	USD	754,549	1/12/2023	CBK	584	-	584
INR	966,570	USD	965,764	1/12/2023	CBK	806	-	806
INR	996,775	USD	1,015,881	1/12/2023	CBK	-	(19,106)	(19,106)
INR	1,026,980	USD	1,026,148	1/12/2023	CBK	832	-	832
INR	1,026,980	USD	1,026,541	1/12/2023	CBK	439	-	439
INR	1,631,086	USD	1,662,289	1/12/2023	CBK	-	(31,203)	(31,203)
INR	2,250,295	USD	2,288,083	1/12/2023	CBK	-	(37,788)	(37,788)
INR	2,250,295	USD	2,288,196	1/12/2023	CBK	-	(37,901)	(37,901)
INR	3,382,994	USD	3,424,209	1/12/2023	CBK	-	(41,215)	(41,215)
INR	3,624,636	USD	3,688,672	1/12/2023	CBK	-	(64,036)	(64,036)
INR	4,621,411	USD	4,703,451	1/12/2023	CBK	-	(82,040)	(82,040)
INR	4,681,822	USD	4,767,622	1/12/2023	CBK	-	(85,800)	(85,800)
INR	4,681,822	USD	4,764,305	1/12/2023	CBK	-	(82,483)	(82,483)
USD	44,020,700	INR	43,707,074	1/12/2023	CBK	313,626	-	313,626
USD	2,841,939	INR	2,839,298	1/12/2023	CBK	2,641	-	2,641
USD	2,541,050	INR	2,537,245	1/12/2023	CBK	3,805	-	3,805
USD	2,538,893	INR	2,537,245	1/12/2023	CBK	1,648	-	1,648
USD	2,414,555	INR	2,416,424	1/12/2023	CBK	-	(1,869)	(1,869)
USD	2,417,570	INR	2,416,424	1/12/2023	CBK	1,146	-	1,146
USD	2,317,320	INR	2,313,598	1/12/2023	CBK	3,722	-	3,722
USD	2,220,791	INR	2,217,198	1/12/2023	CBK	3,593	-	3,593
USD	1,688,413	INR	1,691,497	1/12/2023	CBK	-	(3,084)	(3,084)
USD	1,387,466	INR	1,389,444	1/12/2023	CBK	-	(1,978)	(1,978)
USD	1,327,909	INR	1,329,033	1/12/2023	CBK	-	(1,124)	(1,124)
USD	1,178,983	INR	1,178,007	1/12/2023	CBK	976	-	976

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	1,097,174	INR	1,087,391	1/12/2023	CBK	$9,783	$-	$9,783
USD	1,086,104	INR	1,087,391	1/12/2023	CBK	-	(1,287)	(1,287)
USD	1,084,978	INR	1,087,391	1/12/2023	CBK	-	(2,413)	(2,413)
USD	1,056,334	INR	1,057,186	1/12/2023	CBK	-	(852)	(852)
USD	1,031,365	INR	1,026,980	1/12/2023	CBK	4,385	-	4,385
USD	965,595	INR	966,570	1/12/2023	CBK	-	(975)	(975)
USD	935,278	INR	936,364	1/12/2023	CBK	-	(1,086)	(1,086)
USD	854,904	INR	845,748	1/12/2023	CBK	9,156	-	9,156
USD	824,604	INR	815,543	1/12/2023	CBK	9,061	-	9,061
USD	792,864	INR	785,338	1/12/2023	CBK	7,526	-	7,526
USD	764,119	INR	755,133	1/12/2023	CBK	8,986	-	8,986
USD	693,866	INR	694,722	1/12/2023	CBK	-	(856)	(856)
USD	671,438	INR	664,517	1/12/2023	CBK	6,921	-	6,921
USD	671,510	INR	664,517	1/12/2023	CBK	6,993	-	6,993
USD	633,784	INR	634,311	1/12/2023	CBK	-	(527)	(527)
USD	633,813	INR	634,311	1/12/2023	CBK	-	(498)	(498)
USD	611,044	INR	604,106	1/12/2023	CBK	6,938	-	6,938
USD	603,654	INR	604,106	1/12/2023	CBK	-	(452)	(452)
USD	580,860	INR	573,901	1/12/2023	CBK	6,959	-	6,959
USD	573,942	INR	573,901	1/12/2023	CBK	41	-	41
USD	573,166	INR	573,901	1/12/2023	CBK	-	(735)	(735)
USD	549,997	INR	543,695	1/12/2023	CBK	6,302	-	6,302
USD	489,250	INR	483,285	1/12/2023	CBK	5,965	-	5,965
USD	482,673	INR	483,285	1/12/2023	CBK	-	(612)	(612)
USD	459,140	INR	453,080	1/12/2023	CBK	6,060	-	6,060
USD	452,566	INR	453,080	1/12/2023	CBK	-	(514)	(514)
USD	452,341	INR	453,080	1/12/2023	CBK	-	(739)	(739)
USD	396,549	INR	392,669	1/12/2023	CBK	3,880	-	3,880
USD	362,543	INR	362,464	1/12/2023	CBK	79	-	79
USD	331,885	INR	332,258	1/12/2023	CBK	-	(373)	(373)
USD	332,276	INR	332,258	1/12/2023	CBK	18	-	18
USD	332,037	INR	332,258	1/12/2023	CBK	-	(221)	(221)
USD	301,882	INR	302,053	1/12/2023	CBK	-	(171)	(171)
USD	302,006	INR	302,053	1/12/2023	CBK	-	(47)	(47)
USD	302,156	INR	302,053	1/12/2023	CBK	103	-	103
USD	271,975	INR	271,848	1/12/2023	CBK	127	-	127
USD	271,819	INR	271,848	1/12/2023	CBK	-	(29)	(29)
USD	271,492	INR	271,848	1/12/2023	CBK	-	(356)	(356)
USD	242,854	INR	241,642	1/12/2023	CBK	1,212	-	1,212
USD	241,835	INR	241,642	1/12/2023	CBK	193	-	193
USD	241,779	INR	241,642	1/12/2023	CBK	137	-	137
USD	241,634	INR	241,642	1/12/2023	CBK	-	(8)	(8)
USD	241,661	INR	241,642	1/12/2023	CBK	19	-	19
USD	241,937	INR	241,642	1/12/2023	CBK	295	-	295
USD	241,917	INR	241,642	1/12/2023	CBK	275	-	275
USD	241,867	INR	241,642	1/12/2023	CBK	225	-	225
USD	212,368	INR	211,437	1/12/2023	CBK	931	-	931
USD	211,429	INR	211,437	1/12/2023	CBK	-	(8)	(8)
USD	211,188	INR	211,437	1/12/2023	CBK	-	(249)	(249)
USD	212,633	INR	211,437	1/12/2023	CBK	1,196	-	1,196
USD	212,636	INR	211,437	1/12/2023	CBK	1,199	-	1,199
USD	212,564	INR	211,437	1/12/2023	CBK	1,127	-	1,127
USD	211,683	INR	211,437	1/12/2023	CBK	246	-	246
USD	211,675	INR	211,437	1/12/2023	CBK	238	-	238
USD	211,637	INR	211,437	1/12/2023	CBK	200	-	200
USD	211,636	INR	211,437	1/12/2023	CBK	199	-	199
USD	211,487	INR	211,437	1/12/2023	CBK	50	-	50
USD	211,455	INR	211,437	1/12/2023	CBK	18	-	18
USD	211,347	INR	211,437	1/12/2023	CBK	-	(90)	(90)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	211,357	INR	211,437	1/12/2023	CBK	$-	$(80)	$(80)
USD	211,782	INR	211,437	1/12/2023	CBK	345	-	345
USD	211,279	INR	211,437	1/12/2023	CBK	-	(158)	(158)
USD	211,235	INR	211,437	1/12/2023	CBK	-	(202)	(202)
USD	211,138	INR	211,437	1/12/2023	CBK	-	(299)	(299)
USD	211,160	INR	211,437	1/12/2023	CBK	-	(277)	(277)
USD	211,002	INR	211,437	1/12/2023	CBK	-	(435)	(435)
USD	181,403	INR	181,232	1/12/2023	CBK	171	-	171
USD	181,075	INR	181,232	1/12/2023	CBK	-	(157)	(157)
USD	181,199	INR	181,232	1/12/2023	CBK	-	(33)	(33)
USD	181,699	INR	181,232	1/12/2023	CBK	467	-	467
USD	182,231	INR	181,232	1/12/2023	CBK	999	-	999
USD	181,456	INR	181,232	1/12/2023	CBK	224	-	224
USD	181,385	INR	181,232	1/12/2023	CBK	153	-	153
USD	181,268	INR	181,232	1/12/2023	CBK	36	-	36
USD	181,201	INR	181,232	1/12/2023	CBK	-	(31)	(31)
USD	181,466	INR	181,232	1/12/2023	CBK	234	-	234
USD	181,537	INR	181,232	1/12/2023	CBK	305	-	305
USD	181,275	INR	181,232	1/12/2023	CBK	43	-	43
USD	183,017	INR	181,232	1/12/2023	CBK	1,785	-	1,785
USD	180,888	INR	181,232	1/12/2023	CBK	-	(344)	(344)
USD	181,305	INR	181,232	1/12/2023	CBK	73	-	73
USD	180,876	INR	181,232	1/12/2023	CBK	-	(356)	(356)
USD	181,807	INR	181,232	1/12/2023	CBK	575	-	575
USD	152,875	INR	151,027	1/12/2023	CBK	1,848	-	1,848
USD	152,557	INR	151,027	1/12/2023	CBK	1,530	-	1,530
USD	151,819	INR	151,027	1/12/2023	CBK	792	-	792
USD	151,001	INR	151,027	1/12/2023	CBK	-	(26)	(26)
USD	151,201	INR	151,027	1/12/2023	CBK	174	-	174
USD	150,991	INR	151,027	1/12/2023	CBK	-	(36)	(36)
USD	151,236	INR	151,027	1/12/2023	CBK	209	-	209
USD	151,011	INR	151,027	1/12/2023	CBK	-	(16)	(16)
USD	151,236	INR	151,027	1/12/2023	CBK	209	-	209
USD	151,338	INR	151,027	1/12/2023	CBK	311	-	311
USD	150,844	INR	151,027	1/12/2023	CBK	-	(183)	(183)
USD	151,457	INR	151,027	1/12/2023	CBK	430	-	430
USD	151,491	INR	151,027	1/12/2023	CBK	464	-	464
USD	151,827	INR	151,027	1/12/2023	CBK	800	-	800
USD	151,159	INR	151,027	1/12/2023	CBK	132	-	132
USD	151,255	INR	151,027	1/12/2023	CBK	228	-	228
USD	151,015	INR	151,027	1/12/2023	CBK	-	(12)	(12)
USD	151,049	INR	151,027	1/12/2023	CBK	22	-	22
USD	150,857	INR	151,027	1/12/2023	CBK	-	(170)	(170)
USD	151,182	INR	151,027	1/12/2023	CBK	155	-	155
USD	150,607	INR	151,027	1/12/2023	CBK	-	(420)	(420)
USD	150,657	INR	151,027	1/12/2023	CBK	-	(370)	(370)
USD	150,565	INR	151,027	1/12/2023	CBK	-	(462)	(462)
USD	150,854	INR	151,027	1/12/2023	CBK	-	(173)	(173)
USD	152,252	INR	151,027	1/12/2023	CBK	1,225	-	1,225
USD	150,713	INR	151,027	1/12/2023	CBK	-	(314)	(314)
USD	150,708	INR	151,027	1/12/2023	CBK	-	(319)	(319)
USD	150,690	INR	151,027	1/12/2023	CBK	-	(337)	(337)
USD	150,710	INR	151,027	1/12/2023	CBK	-	(317)	(317)
USD	150,677	INR	151,027	1/12/2023	CBK	-	(350)	(350)
USD	150,612	INR	151,027	1/12/2023	CBK	-	(415)	(415)
USD	150,703	INR	151,027	1/12/2023	CBK	-	(324)	(324)
USD	150,700	INR	151,027	1/12/2023	CBK	-	(327)	(327)
USD	150,722	INR	151,027	1/12/2023	CBK	-	(305)	(305)
USD	150,705	INR	151,027	1/12/2023	CBK	-	(322)	(322)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	151,475	INR	151,027	1/12/2023	CBK	$448	$-	$448
USD	121,309	INR	120,821	1/12/2023	CBK	488	-	488
USD	120,743	INR	120,821	1/12/2023	CBK	-	(78)	(78)
USD	120,731	INR	120,821	1/12/2023	CBK	-	(90)	(90)
USD	120,744	INR	120,821	1/12/2023	CBK	-	(77)	(77)
USD	120,729	INR	120,821	1/12/2023	CBK	-	(92)	(92)
USD	120,564	INR	120,821	1/12/2023	CBK	-	(257)	(257)
USD	121,218	INR	120,821	1/12/2023	CBK	397	-	397
USD	121,184	INR	120,821	1/12/2023	CBK	363	-	363
USD	121,188	INR	120,821	1/12/2023	CBK	367	-	367
USD	121,081	INR	120,821	1/12/2023	CBK	260	-	260
USD	121,071	INR	120,821	1/12/2023	CBK	250	-	250
USD	121,459	INR	120,821	1/12/2023	CBK	638	-	638
USD	121,468	INR	120,821	1/12/2023	CBK	647	-	647
USD	121,427	INR	120,821	1/12/2023	CBK	606	-	606
USD	120,835	INR	120,821	1/12/2023	CBK	14	-	14
USD	120,730	INR	120,821	1/12/2023	CBK	-	(91)	(91)
USD	120,734	INR	120,821	1/12/2023	CBK	-	(87)	(87)
USD	120,796	INR	120,821	1/12/2023	CBK	-	(25)	(25)
USD	120,787	INR	120,821	1/12/2023	CBK	-	(34)	(34)
USD	120,710	INR	120,821	1/12/2023	CBK	-	(111)	(111)
USD	120,755	INR	120,821	1/12/2023	CBK	-	(66)	(66)
USD	120,729	INR	120,821	1/12/2023	CBK	-	(92)	(92)
USD	120,733	INR	120,821	1/12/2023	CBK	-	(88)	(88)
USD	120,729	INR	120,821	1/12/2023	CBK	-	(92)	(92)
USD	120,787	INR	120,821	1/12/2023	CBK	-	(34)	(34)
USD	120,793	INR	120,821	1/12/2023	CBK	-	(28)	(28)
USD	120,695	INR	120,821	1/12/2023	CBK	-	(126)	(126)
USD	120,758	INR	120,821	1/12/2023	CBK	-	(63)	(63)
USD	120,739	INR	120,821	1/12/2023	CBK	-	(82)	(82)
USD	120,980	INR	120,821	1/12/2023	CBK	159	-	159
USD	121,005	INR	120,821	1/12/2023	CBK	184	-	184
USD	120,985	INR	120,821	1/12/2023	CBK	164	-	164
USD	120,811	INR	120,821	1/12/2023	CBK	-	(10)	(10)
USD	120,570	INR	120,821	1/12/2023	CBK	-	(251)	(251)
USD	120,531	INR	120,821	1/12/2023	CBK	-	(290)	(290)
USD	120,524	INR	120,821	1/12/2023	CBK	-	(297)	(297)
USD	120,571	INR	120,821	1/12/2023	CBK	-	(250)	(250)
USD	120,553	INR	120,821	1/12/2023	CBK	-	(268)	(268)
USD	120,535	INR	120,821	1/12/2023	CBK	-	(286)	(286)
USD	120,799	INR	120,821	1/12/2023	CBK	-	(22)	(22)
USD	120,571	INR	120,821	1/12/2023	CBK	-	(250)	(250)
USD	120,548	INR	120,821	1/12/2023	CBK	-	(273)	(273)
USD	120,512	INR	120,821	1/12/2023	CBK	-	(309)	(309)
USD	120,505	INR	120,821	1/12/2023	CBK	-	(316)	(316)
USD	120,550	INR	120,821	1/12/2023	CBK	-	(271)	(271)
USD	120,583	INR	120,821	1/12/2023	CBK	-	(238)	(238)
USD	120,579	INR	120,821	1/12/2023	CBK	-	(242)	(242)
USD	120,539	INR	120,821	1/12/2023	CBK	-	(282)	(282)
USD	120,583	INR	120,821	1/12/2023	CBK	-	(238)	(238)
USD	120,617	INR	120,821	1/12/2023	CBK	-	(204)	(204)
USD	120,631	INR	120,821	1/12/2023	CBK	-	(190)	(190)
USD	120,567	INR	120,821	1/12/2023	CBK	-	(254)	(254)
USD	121,213	INR	120,821	1/12/2023	CBK	392	-	392
USD	121,218	INR	120,821	1/12/2023	CBK	397	-	397
USD	121,224	INR	120,821	1/12/2023	CBK	403	-	403
USD	121,232	INR	120,821	1/12/2023	CBK	411	-	411
USD	90,894	INR	90,616	1/12/2023	CBK	278	-	278
USD	91,168	INR	90,616	1/12/2023	CBK	552	-	552

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	91,193	INR	90,616	1/12/2023	CBK	$577	$-	$577
USD	90,707	INR	90,616	1/12/2023	CBK	91	-	91
USD	90,729	INR	90,616	1/12/2023	CBK	113	-	113
USD	90,545	INR	90,616	1/12/2023	CBK	-	(71)	(71)
USD	90,533	INR	90,616	1/12/2023	CBK	-	(83)	(83)
USD	90,526	INR	90,616	1/12/2023	CBK	-	(90)	(90)
USD	90,537	INR	90,616	1/12/2023	CBK	-	(79)	(79)
USD	90,500	INR	90,616	1/12/2023	CBK	-	(116)	(116)
USD	90,573	INR	90,616	1/12/2023	CBK	-	(43)	(43)
USD	90,546	INR	90,616	1/12/2023	CBK	-	(70)	(70)
USD	90,449	INR	90,616	1/12/2023	CBK	-	(167)	(167)
USD	90,571	INR	90,616	1/12/2023	CBK	-	(45)	(45)
USD	90,537	INR	90,616	1/12/2023	CBK	-	(79)	(79)
USD	90,921	INR	90,616	1/12/2023	CBK	305	-	305
USD	90,957	INR	90,616	1/12/2023	CBK	341	-	341
USD	90,892	INR	90,616	1/12/2023	CBK	276	-	276
USD	90,906	INR	90,616	1/12/2023	CBK	290	-	290
USD	90,893	INR	90,616	1/12/2023	CBK	277	-	277
USD	90,801	INR	90,616	1/12/2023	CBK	185	-	185
USD	91,012	INR	90,616	1/12/2023	CBK	396	-	396
USD	90,687	INR	90,616	1/12/2023	CBK	71	-	71
USD	90,706	INR	90,616	1/12/2023	CBK	90	-	90
USD	90,633	INR	90,616	1/12/2023	CBK	17	-	17
USD	90,544	INR	90,616	1/12/2023	CBK	-	(72)	(72)
USD	90,548	INR	90,616	1/12/2023	CBK	-	(68)	(68)
USD	90,556	INR	90,616	1/12/2023	CBK	-	(60)	(60)
USD	90,554	INR	90,616	1/12/2023	CBK	-	(62)	(62)
USD	90,533	INR	90,616	1/12/2023	CBK	-	(83)	(83)
USD	90,481	INR	90,616	1/12/2023	CBK	-	(135)	(135)
USD	90,551	INR	90,616	1/12/2023	CBK	-	(65)	(65)
USD	90,538	INR	90,616	1/12/2023	CBK	-	(78)	(78)
USD	90,519	INR	90,616	1/12/2023	CBK	-	(97)	(97)
USD	90,533	INR	90,616	1/12/2023	CBK	-	(83)	(83)
USD	90,603	INR	90,616	1/12/2023	CBK	-	(13)	(13)
USD	90,605	INR	90,616	1/12/2023	CBK	-	(11)	(11)
USD	90,554	INR	90,616	1/12/2023	CBK	-	(62)	(62)
USD	90,538	INR	90,616	1/12/2023	CBK	-	(78)	(78)
USD	90,524	INR	90,616	1/12/2023	CBK	-	(92)	(92)
USD	90,494	INR	90,616	1/12/2023	CBK	-	(122)	(122)
USD	90,492	INR	90,616	1/12/2023	CBK	-	(124)	(124)
USD	90,499	INR	90,616	1/12/2023	CBK	-	(117)	(117)
USD	90,497	INR	90,616	1/12/2023	CBK	-	(119)	(119)
USD	90,451	INR	90,616	1/12/2023	CBK	-	(165)	(165)
USD	90,635	INR	90,616	1/12/2023	CBK	19	-	19
USD	90,572	INR	90,616	1/12/2023	CBK	-	(44)	(44)
USD	90,610	INR	90,616	1/12/2023	CBK	-	(6)	(6)
USD	90,538	INR	90,616	1/12/2023	CBK	-	(78)	(78)
USD	90,730	INR	90,616	1/12/2023	CBK	114	-	114
USD	90,446	INR	90,616	1/12/2023	CBK	-	(170)	(170)
USD	90,410	INR	90,616	1/12/2023	CBK	-	(206)	(206)
USD	90,434	INR	90,616	1/12/2023	CBK	-	(182)	(182)
USD	90,451	INR	90,616	1/12/2023	CBK	-	(165)	(165)
USD	90,424	INR	90,616	1/12/2023	CBK	-	(192)	(192)
USD	90,435	INR	90,616	1/12/2023	CBK	-	(181)	(181)
USD	90,454	INR	90,616	1/12/2023	CBK	-	(162)	(162)
USD	90,397	INR	90,616	1/12/2023	CBK	-	(219)	(219)
USD	90,448	INR	90,616	1/12/2023	CBK	-	(168)	(168)
USD	90,440	INR	90,616	1/12/2023	CBK	-	(176)	(176)
USD	90,421	INR	90,616	1/12/2023	CBK	-	(195)	(195)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	90,399	INR	90,616	1/12/2023	CBK	$-	$(217)	$(217)
USD	90,360	INR	90,616	1/12/2023	CBK	-	(256)	(256)
USD	90,419	INR	90,616	1/12/2023	CBK	-	(197)	(197)
USD	90,425	INR	90,616	1/12/2023	CBK	-	(191)	(191)
USD	90,403	INR	90,616	1/12/2023	CBK	-	(213)	(213)
USD	90,450	INR	90,616	1/12/2023	CBK	-	(166)	(166)
USD	90,425	INR	90,616	1/12/2023	CBK	-	(191)	(191)
USD	90,460	INR	90,616	1/12/2023	CBK	-	(156)	(156)
USD	90,424	INR	90,616	1/12/2023	CBK	-	(192)	(192)
USD	90,427	INR	90,616	1/12/2023	CBK	-	(189)	(189)
USD	90,428	INR	90,616	1/12/2023	CBK	-	(188)	(188)
USD	90,922	INR	90,616	1/12/2023	CBK	306	-	306
USD	90,909	INR	90,616	1/12/2023	CBK	293	-	293
USD	90,887	INR	90,616	1/12/2023	CBK	271	-	271
USD	90,899	INR	90,616	1/12/2023	CBK	283	-	283
USD	90,808	INR	90,616	1/12/2023	CBK	192	-	192
USD	90,864	INR	90,616	1/12/2023	CBK	248	-	248
USD	90,841	INR	90,616	1/12/2023	CBK	225	-	225
USD	90,946	INR	90,616	1/12/2023	CBK	330	-	330
USD	90,969	INR	90,616	1/12/2023	CBK	353	-	353
USD	60,662	INR	60,411	1/12/2023	CBK	251	-	251
USD	60,630	INR	60,411	1/12/2023	CBK	219	-	219
USD	60,627	INR	60,411	1/12/2023	CBK	216	-	216
USD	60,409	INR	60,411	1/12/2023	CBK	-	(2)	(2)
USD	60,466	INR	60,411	1/12/2023	CBK	55	-	55
USD	60,356	INR	60,411	1/12/2023	CBK	-	(55)	(55)
USD	60,365	INR	60,411	1/12/2023	CBK	-	(46)	(46)
USD	60,370	INR	60,411	1/12/2023	CBK	-	(41)	(41)
USD	60,363	INR	60,411	1/12/2023	CBK	-	(48)	(48)
USD	60,379	INR	60,411	1/12/2023	CBK	-	(32)	(32)
USD	60,352	INR	60,411	1/12/2023	CBK	-	(59)	(59)
USD	60,376	INR	60,411	1/12/2023	CBK	-	(35)	(35)
USD	60,374	INR	60,411	1/12/2023	CBK	-	(37)	(37)
USD	60,371	INR	60,411	1/12/2023	CBK	-	(40)	(40)
USD	60,366	INR	60,411	1/12/2023	CBK	-	(45)	(45)
USD	60,315	INR	60,411	1/12/2023	CBK	-	(96)	(96)
USD	60,315	INR	60,411	1/12/2023	CBK	-	(96)	(96)
USD	60,356	INR	60,411	1/12/2023	CBK	-	(55)	(55)
USD	60,544	INR	60,411	1/12/2023	CBK	133	-	133
USD	60,283	INR	60,411	1/12/2023	CBK	-	(128)	(128)
USD	60,626	INR	60,411	1/12/2023	CBK	215	-	215
USD	60,624	INR	60,411	1/12/2023	CBK	213	-	213
USD	60,624	INR	60,411	1/12/2023	CBK	213	-	213
USD	60,624	INR	60,411	1/12/2023	CBK	213	-	213
USD	60,630	INR	60,411	1/12/2023	CBK	219	-	219
USD	60,638	INR	60,411	1/12/2023	CBK	227	-	227
USD	60,606	INR	60,411	1/12/2023	CBK	195	-	195
USD	60,534	INR	60,411	1/12/2023	CBK	123	-	123
USD	60,579	INR	60,411	1/12/2023	CBK	168	-	168
USD	60,735	INR	60,411	1/12/2023	CBK	324	-	324
USD	60,488	INR	60,411	1/12/2023	CBK	77	-	77
USD	60,462	INR	60,411	1/12/2023	CBK	51	-	51
USD	60,450	INR	60,411	1/12/2023	CBK	39	-	39
USD	60,390	INR	60,411	1/12/2023	CBK	-	(21)	(21)
USD	60,396	INR	60,411	1/12/2023	CBK	-	(15)	(15)
USD	60,393	INR	60,411	1/12/2023	CBK	-	(18)	(18)
USD	60,375	INR	60,411	1/12/2023	CBK	-	(36)	(36)
USD	60,370	INR	60,411	1/12/2023	CBK	-	(41)	(41)
USD	60,380	INR	60,411	1/12/2023	CBK	-	(31)	(31)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	60,409	INR	60,411	1/12/2023	CBK	$-	$(2)	$(2)
USD	60,318	INR	60,411	1/12/2023	CBK	-	(93)	(93)
USD	60,308	INR	60,411	1/12/2023	CBK	-	(103)	(103)
USD	60,368	INR	60,411	1/12/2023	CBK	-	(43)	(43)
USD	60,374	INR	60,411	1/12/2023	CBK	-	(37)	(37)
USD	60,361	INR	60,411	1/12/2023	CBK	-	(50)	(50)
USD	60,354	INR	60,411	1/12/2023	CBK	-	(57)	(57)
USD	60,367	INR	60,411	1/12/2023	CBK	-	(44)	(44)
USD	60,355	INR	60,411	1/12/2023	CBK	-	(56)	(56)
USD	60,331	INR	60,411	1/12/2023	CBK	-	(80)	(80)
USD	60,388	INR	60,411	1/12/2023	CBK	-	(23)	(23)
USD	60,295	INR	60,411	1/12/2023	CBK	-	(116)	(116)
USD	60,288	INR	60,411	1/12/2023	CBK	-	(123)	(123)
USD	60,364	INR	60,411	1/12/2023	CBK	-	(47)	(47)
USD	61,199	INR	60,411	1/12/2023	CBK	788	-	788
USD	61,119	INR	60,411	1/12/2023	CBK	708	-	708
USD	60,283	INR	60,411	1/12/2023	CBK	-	(128)	(128)
USD	60,283	INR	60,411	1/12/2023	CBK	-	(128)	(128)
USD	60,286	INR	60,411	1/12/2023	CBK	-	(125)	(125)
USD	60,266	INR	60,411	1/12/2023	CBK	-	(145)	(145)
USD	60,317	INR	60,411	1/12/2023	CBK	-	(94)	(94)
USD	60,303	INR	60,411	1/12/2023	CBK	-	(108)	(108)
USD	60,652	INR	60,411	1/12/2023	CBK	241	-	241
USD	60,622	INR	60,411	1/12/2023	CBK	211	-	211
USD	60,618	INR	60,411	1/12/2023	CBK	207	-	207
USD	60,577	INR	60,411	1/12/2023	CBK	166	-	166
USD	60,538	INR	60,411	1/12/2023	CBK	127	-	127
USD	60,590	INR	60,411	1/12/2023	CBK	179	-	179
USD	30,315	INR	30,205	1/12/2023	CBK	110	-	110
USD	30,319	INR	30,205	1/12/2023	CBK	114	-	114
USD	30,212	INR	30,205	1/12/2023	CBK	7	-	7
USD	30,206	INR	30,205	1/12/2023	CBK	1	-	1
USD	30,178	INR	30,205	1/12/2023	CBK	-	(27)	(27)
USD	30,151	INR	30,205	1/12/2023	CBK	-	(54)	(54)
USD	30,177	INR	30,205	1/12/2023	CBK	-	(28)	(28)
USD	30,281	INR	30,205	1/12/2023	CBK	76	-	76
USD	30,252	INR	30,205	1/12/2023	CBK	47	-	47
USD	30,271	INR	30,205	1/12/2023	CBK	66	-	66
USD	30,269	INR	30,205	1/12/2023	CBK	64	-	64
USD	30,254	INR	30,205	1/12/2023	CBK	49	-	49
USD	30,145	INR	30,205	1/12/2023	CBK	-	(60)	(60)
USD	30,309	INR	30,205	1/12/2023	CBK	104	-	104
USD	30,328	INR	30,205	1/12/2023	CBK	123	-	123
USD	30,318	INR	30,205	1/12/2023	CBK	113	-	113
USD	30,311	INR	30,205	1/12/2023	CBK	106	-	106
USD	30,311	INR	30,205	1/12/2023	CBK	106	-	106
USD	30,270	INR	30,205	1/12/2023	CBK	65	-	65
USD	30,393	INR	30,205	1/12/2023	CBK	188	-	188
USD	30,365	INR	30,205	1/12/2023	CBK	160	-	160
USD	30,160	INR	30,205	1/12/2023	CBK	-	(45)	(45)
USD	30,157	INR	30,205	1/12/2023	CBK	-	(48)	(48)
USD	30,155	INR	30,205	1/12/2023	CBK	-	(50)	(50)
USD	30,178	INR	30,205	1/12/2023	CBK	-	(27)	(27)
USD	30,180	INR	30,205	1/12/2023	CBK	-	(25)	(25)
USD	30,177	INR	30,205	1/12/2023	CBK	-	(28)	(28)
USD	30,146	INR	30,205	1/12/2023	CBK	-	(59)	(59)
USD	30,112	INR	30,205	1/12/2023	CBK	-	(93)	(93)
USD	30,430	INR	30,205	1/12/2023	CBK	225	-	225
USD	30,557	INR	30,205	1/12/2023	CBK	352	-	352

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	30,154	INR	30,205	1/12/2023	CBK	$-	$(51)	$(51)
USD	30,141	INR	30,205	1/12/2023	CBK	-	(64)	(64)
USD	30,308	INR	30,205	1/12/2023	CBK	103	-	103
USD	30,267	INR	30,205	1/12/2023	CBK	62	-	62
USD	30,306	INR	30,205	1/12/2023	CBK	101	-	101
USD	30,306	INR	30,205	1/12/2023	CBK	101	-	101
TWD	325,768	USD	325,018	1/17/2023	CBK	750	-	750
TWD	407,210	USD	406,741	1/17/2023	CBK	469	-	469
TWD	488,651	USD	487,817	1/17/2023	CBK	834	-	834
TWD	488,651	USD	487,188	1/17/2023	CBK	1,463	-	1,463
TWD	732,977	USD	731,241	1/17/2023	CBK	1,736	-	1,736
TWD	814,419	USD	813,998	1/17/2023	CBK	421	-	421
TWD	895,861	USD	893,960	1/17/2023	CBK	1,901	-	1,901
TWD	977,303	USD	974,783	1/17/2023	CBK	2,520	-	2,520
USD	14,355,230	TWD	14,333,774	1/17/2023	CBK	21,456	-	21,456
USD	995,928	INR	995,658	2/2/2023	CBK	270	-	270
USD	962,950	INR	965,486	2/2/2023	CBK	-	(2,536)	(2,536)
USD	603,209	INR	603,429	2/2/2023	CBK	-	(220)	(220)
USD	573,173	INR	573,257	2/2/2023	CBK	-	(84)	(84)
USD	451,367	INR	452,572	2/2/2023	CBK	-	(1,205)	(1,205)
USD	421,336	INR	422,400	2/2/2023	CBK	-	(1,064)	(1,064)
USD	331,554	INR	331,886	2/2/2023	CBK	-	(332)	(332)
USD	331,026	INR	331,886	2/2/2023	CBK	-	(860)	(860)
USD	270,810	INR	271,543	2/2/2023	CBK	-	(733)	(733)
USD	240,735	INR	241,372	2/2/2023	CBK	-	(637)	(637)
USD	180,723	INR	181,029	2/2/2023	CBK	-	(306)	(306)
USD	180,771	INR	181,029	2/2/2023	CBK	-	(258)	(258)
USD	180,685	INR	181,029	2/2/2023	CBK	-	(344)	(344)
USD	180,646	INR	181,029	2/2/2023	CBK	-	(383)	(383)
USD	180,667	INR	181,029	2/2/2023	CBK	-	(362)	(362)
USD	180,653	INR	181,029	2/2/2023	CBK	-	(376)	(376)
USD	180,856	INR	181,029	2/2/2023	CBK	-	(173)	(173)
USD	150,553	INR	150,857	2/2/2023	CBK	-	(304)	(304)
USD	150,575	INR	150,857	2/2/2023	CBK	-	(282)	(282)
USD	120,628	INR	120,686	2/2/2023	CBK	-	(58)	(58)
USD	90,372	INR	90,514	2/2/2023	CBK	-	(142)	(142)
USD	90,387	INR	90,514	2/2/2023	CBK	-	(127)	(127)
USD	90,395	INR	90,514	2/2/2023	CBK	-	(119)	(119)
USD	90,418	INR	90,514	2/2/2023	CBK	-	(96)	(96)
USD	90,419	INR	90,514	2/2/2023	CBK	-	(95)	(95)
USD	90,434	INR	90,514	2/2/2023	CBK	-	(80)	(80)
USD	90,278	INR	90,514	2/2/2023	CBK	-	(236)	(236)
USD	60,279	INR	60,343	2/2/2023	CBK	-	(64)	(64)
USD	60,235	INR	60,343	2/2/2023	CBK	-	(108)	(108)
USD	60,234	INR	60,343	2/2/2023	CBK	-	(109)	(109)
USD	60,232	INR	60,343	2/2/2023	CBK	-	(111)	(111)
USD	30,126	INR	30,171	2/2/2023	CBK	-	(45)	(45)
USD	30,116	INR	30,171	2/2/2023	CBK	-	(55)	(55)
USD	30,141	INR	30,171	2/2/2023	CBK	-	(30)	(30)
USD	30,117	INR	30,171	2/2/2023	CBK	-	(54)	(54)
USD	30,149	INR	30,171	2/2/2023	CBK	-	(22)	(22)
USD	30,124	INR	30,171	2/2/2023	CBK	-	(47)	(47)
USD	30,118	INR	30,171	2/2/2023	CBK	-	(53)	(53)
USD	30,123	INR	30,171	2/2/2023	CBK	-	(48)	(48)
USD	30,120	INR	30,171	2/2/2023	CBK	-	(51)	(51)
USD	30,111	INR	30,171	2/2/2023	CBK	-	(60)	(60)
USD	30,111	INR	30,171	2/2/2023	CBK	-	(60)	(60)
USD	30,121	INR	30,171	2/2/2023	CBK	-	(50)	(50)
USD	30,138	INR	30,171	2/2/2023	CBK	-	(33)	(33)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	30,120	INR	30,171	2/2/2023	CBK	$-	$(51)	$(51)
USD	30,110	INR	30,171	2/2/2023	CBK	-	(61)	(61)
USD	68,334,855	TWD	68,150,072	2/8/2023	CBK	184,783	-	184,783
USD	1,555,016	TWD	1,550,720	2/8/2023	CBK	4,296	-	4,296
USD	983,139	TWD	979,402	2/8/2023	CBK	3,737	-	3,737
USD	902,192	TWD	897,785	2/8/2023	CBK	4,407	-	4,407
USD	653,104	TWD	652,935	2/8/2023	CBK	169	-	169
USD	488,647	TWD	489,701	2/8/2023	CBK	-	(1,054)	(1,054)
USD	491,575	TWD	489,701	2/8/2023	CBK	1,874	-	1,874
USD	408,056	TWD	408,084	2/8/2023	CBK	-	(28)	(28)
USD	409,735	TWD	408,084	2/8/2023	CBK	1,651	-	1,651
USD	408,884	TWD	408,084	2/8/2023	CBK	800	-	800
USD	408,905	TWD	408,084	2/8/2023	CBK	821	-	821
USD	408,859	TWD	408,084	2/8/2023	CBK	775	-	775
USD	408,976	TWD	408,084	2/8/2023	CBK	892	-	892
USD	409,845	TWD	408,084	2/8/2023	CBK	1,761	-	1,761
USD	325,925	TWD	326,467	2/8/2023	CBK	-	(542)	(542)
USD	327,504	TWD	326,467	2/8/2023	CBK	1,037	-	1,037
USD	244,412	TWD	244,851	2/8/2023	CBK	-	(439)	(439)
USD	244,292	TWD	244,851	2/8/2023	CBK	-	(559)	(559)
USD	245,834	TWD	244,851	2/8/2023	CBK	983	-	983
USD	245,946	TWD	244,851	2/8/2023	CBK	1,095	-	1,095
USD	245,653	TWD	244,851	2/8/2023	CBK	802	-	802
USD	245,653	TWD	244,851	2/8/2023	CBK	802	-	802
USD	162,846	TWD	163,234	2/8/2023	CBK	-	(388)	(388)
USD	162,856	TWD	163,234	2/8/2023	CBK	-	(378)	(378)
USD	163,578	TWD	163,234	2/8/2023	CBK	344	-	344
USD	163,579	TWD	163,234	2/8/2023	CBK	345	-	345
USD	163,530	TWD	163,234	2/8/2023	CBK	296	-	296
USD	163,564	TWD	163,234	2/8/2023	CBK	330	-	330
USD	163,287	TWD	163,234	2/8/2023	CBK	53	-	53
USD	163,945	TWD	163,234	2/8/2023	CBK	711	-	711
USD	163,948	TWD	163,234	2/8/2023	CBK	714	-	714
USD	81,795	TWD	81,617	2/8/2023	CBK	178	-	178
USD	81,887	TWD	81,617	2/8/2023	CBK	270	-	270
USD	81,995	TWD	81,617	2/8/2023	CBK	378	-	378
BRL	18,940	USD	19,662	1/4/2023	HUS	-	(722)	(722)
BRL	18,940	USD	19,655	1/4/2023	HUS	-	(715)	(715)
BRL	18,940	USD	19,628	1/4/2023	HUS	-	(688)	(688)
BRL	18,940	USD	19,628	1/4/2023	HUS	-	(688)	(688)
BRL	18,940	USD	19,621	1/4/2023	HUS	-	(681)	(681)
BRL	18,940	USD	19,652	1/4/2023	HUS	-	(712)	(712)
BRL	18,940	USD	19,660	1/4/2023	HUS	-	(720)	(720)
BRL	18,940	USD	19,657	1/4/2023	HUS	-	(717)	(717)
BRL	18,940	USD	19,649	1/4/2023	HUS	-	(709)	(709)
BRL	18,940	USD	19,630	1/4/2023	HUS	-	(690)	(690)
BRL	18,940	USD	19,614	1/4/2023	HUS	-	(674)	(674)
BRL	18,940	USD	19,621	1/4/2023	HUS	-	(681)	(681)
BRL	18,940	USD	19,608	1/4/2023	HUS	-	(668)	(668)
BRL	18,940	USD	19,655	1/4/2023	HUS	-	(715)	(715)
BRL	18,940	USD	19,615	1/4/2023	HUS	-	(675)	(675)
BRL	18,940	USD	19,586	1/4/2023	HUS	-	(646)	(646)
BRL	18,940	USD	19,596	1/4/2023	HUS	-	(656)	(656)
BRL	18,940	USD	19,591	1/4/2023	HUS	-	(651)	(651)
BRL	18,940	USD	19,611	1/4/2023	HUS	-	(671)	(671)
BRL	18,940	USD	19,599	1/4/2023	HUS	-	(659)	(659)
BRL	18,940	USD	19,367	1/4/2023	HUS	-	(427)	(427)
BRL	18,940	USD	19,635	1/4/2023	HUS	-	(695)	(695)
BRL	18,940	USD	19,334	1/4/2023	HUS	-	(394)	(394)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	18,940	USD	19,340	1/4/2023	HUS	$-	$(400)	$(400)
BRL	18,940	USD	19,339	1/4/2023	HUS	-	(399)	(399)
BRL	18,940	USD	19,437	1/4/2023	HUS	-	(497)	(497)
BRL	18,940	USD	19,431	1/4/2023	HUS	-	(491)	(491)
BRL	18,940	USD	19,394	1/4/2023	HUS	-	(454)	(454)
BRL	18,940	USD	19,404	1/4/2023	HUS	-	(464)	(464)
BRL	18,940	USD	19,427	1/4/2023	HUS	-	(487)	(487)
BRL	18,940	USD	19,334	1/4/2023	HUS	-	(394)	(394)
BRL	18,940	USD	19,345	1/4/2023	HUS	-	(405)	(405)
BRL	18,940	USD	19,388	1/4/2023	HUS	-	(448)	(448)
BRL	18,940	USD	19,323	1/4/2023	HUS	-	(383)	(383)
BRL	18,940	USD	19,635	1/4/2023	HUS	-	(695)	(695)
BRL	18,940	USD	19,633	1/4/2023	HUS	-	(693)	(693)
BRL	18,940	USD	19,663	1/4/2023	HUS	-	(723)	(723)
BRL	18,940	USD	19,644	1/4/2023	HUS	-	(704)	(704)
BRL	18,940	USD	19,664	1/4/2023	HUS	-	(724)	(724)
BRL	18,940	USD	19,645	1/4/2023	HUS	-	(705)	(705)
BRL	18,940	USD	19,648	1/4/2023	HUS	-	(708)	(708)
BRL	18,940	USD	19,663	1/4/2023	HUS	-	(723)	(723)
BRL	18,940	USD	19,653	1/4/2023	HUS	-	(713)	(713)
BRL	18,940	USD	19,649	1/4/2023	HUS	-	(709)	(709)
BRL	18,940	USD	19,645	1/4/2023	HUS	-	(705)	(705)
BRL	18,940	USD	19,598	1/4/2023	HUS	-	(658)	(658)
BRL	18,940	USD	19,586	1/4/2023	HUS	-	(646)	(646)
BRL	18,940	USD	19,581	1/4/2023	HUS	-	(641)	(641)
BRL	18,940	USD	19,616	1/4/2023	HUS	-	(676)	(676)
BRL	18,940	USD	19,609	1/4/2023	HUS	-	(669)	(669)
BRL	18,940	USD	19,434	1/4/2023	HUS	-	(494)	(494)
BRL	18,940	USD	19,432	1/4/2023	HUS	-	(492)	(492)
BRL	18,940	USD	19,428	1/4/2023	HUS	-	(488)	(488)
BRL	18,940	USD	19,425	1/4/2023	HUS	-	(485)	(485)
BRL	18,940	USD	19,406	1/4/2023	HUS	-	(466)	(466)
BRL	18,940	USD	19,388	1/4/2023	HUS	-	(448)	(448)
BRL	18,940	USD	19,390	1/4/2023	HUS	-	(450)	(450)
BRL	18,940	USD	19,390	1/4/2023	HUS	-	(450)	(450)
BRL	18,940	USD	19,416	1/4/2023	HUS	-	(476)	(476)
BRL	18,940	USD	19,425	1/4/2023	HUS	-	(485)	(485)
BRL	18,940	USD	19,360	1/4/2023	HUS	-	(420)	(420)
BRL	18,940	USD	19,387	1/4/2023	HUS	-	(447)	(447)
BRL	18,940	USD	19,387	1/4/2023	HUS	-	(447)	(447)
BRL	18,940	USD	19,440	1/4/2023	HUS	-	(500)	(500)
BRL	18,940	USD	19,382	1/4/2023	HUS	-	(442)	(442)
BRL	18,940	USD	19,389	1/4/2023	HUS	-	(449)	(449)
BRL	37,881	USD	39,240	1/4/2023	HUS	-	(1,359)	(1,359)
BRL	37,881	USD	39,344	1/4/2023	HUS	-	(1,463)	(1,463)
BRL	37,881	USD	39,258	1/4/2023	HUS	-	(1,377)	(1,377)
BRL	37,881	USD	39,322	1/4/2023	HUS	-	(1,441)	(1,441)
BRL	37,881	USD	39,226	1/4/2023	HUS	-	(1,345)	(1,345)
BRL	37,881	USD	39,230	1/4/2023	HUS	-	(1,349)	(1,349)
BRL	37,881	USD	39,311	1/4/2023	HUS	-	(1,430)	(1,430)
BRL	37,881	USD	39,180	1/4/2023	HUS	-	(1,299)	(1,299)
BRL	37,881	USD	39,198	1/4/2023	HUS	-	(1,317)	(1,317)
BRL	37,881	USD	39,227	1/4/2023	HUS	-	(1,346)	(1,346)
BRL	37,881	USD	39,213	1/4/2023	HUS	-	(1,332)	(1,332)
BRL	37,881	USD	39,234	1/4/2023	HUS	-	(1,353)	(1,353)
BRL	37,881	USD	39,194	1/4/2023	HUS	-	(1,313)	(1,313)
BRL	37,881	USD	39,232	1/4/2023	HUS	-	(1,351)	(1,351)
BRL	37,881	USD	38,664	1/4/2023	HUS	-	(783)	(783)
BRL	37,881	USD	39,285	1/4/2023	HUS	-	(1,404)	(1,404)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	37,881	USD	39,275	1/4/2023	HUS	$-	$(1,394)	$(1,394)
BRL	37,881	USD	38,688	1/4/2023	HUS	-	(807)	(807)
BRL	37,881	USD	38,707	1/4/2023	HUS	-	(826)	(826)
BRL	37,881	USD	39,269	1/4/2023	HUS	-	(1,388)	(1,388)
BRL	37,881	USD	38,666	1/4/2023	HUS	-	(785)	(785)
BRL	37,881	USD	38,701	1/4/2023	HUS	-	(820)	(820)
BRL	37,881	USD	38,664	1/4/2023	HUS	-	(783)	(783)
BRL	37,881	USD	38,679	1/4/2023	HUS	-	(798)	(798)
BRL	37,881	USD	38,829	1/4/2023	HUS	-	(948)	(948)
BRL	37,881	USD	38,641	1/4/2023	HUS	-	(760)	(760)
BRL	37,881	USD	38,661	1/4/2023	HUS	-	(780)	(780)
BRL	37,881	USD	38,660	1/4/2023	HUS	-	(779)	(779)
BRL	37,881	USD	38,653	1/4/2023	HUS	-	(772)	(772)
BRL	37,881	USD	38,631	1/4/2023	HUS	-	(750)	(750)
BRL	37,881	USD	38,698	1/4/2023	HUS	-	(817)	(817)
BRL	37,881	USD	38,829	1/4/2023	HUS	-	(948)	(948)
BRL	37,881	USD	38,729	1/4/2023	HUS	-	(848)	(848)
BRL	37,881	USD	38,720	1/4/2023	HUS	-	(839)	(839)
BRL	37,881	USD	38,670	1/4/2023	HUS	-	(789)	(789)
BRL	37,881	USD	38,680	1/4/2023	HUS	-	(799)	(799)
BRL	37,881	USD	38,661	1/4/2023	HUS	-	(780)	(780)
BRL	37,881	USD	38,637	1/4/2023	HUS	-	(756)	(756)
BRL	37,881	USD	39,111	1/4/2023	HUS	-	(1,230)	(1,230)
BRL	37,881	USD	38,652	1/4/2023	HUS	-	(771)	(771)
BRL	37,881	USD	38,631	1/4/2023	HUS	-	(750)	(750)
BRL	37,881	USD	38,641	1/4/2023	HUS	-	(760)	(760)
BRL	37,881	USD	38,691	1/4/2023	HUS	-	(810)	(810)
BRL	37,881	USD	39,245	1/4/2023	HUS	-	(1,364)	(1,364)
BRL	37,881	USD	39,303	1/4/2023	HUS	-	(1,422)	(1,422)
BRL	37,881	USD	39,258	1/4/2023	HUS	-	(1,377)	(1,377)
BRL	37,881	USD	39,298	1/4/2023	HUS	-	(1,417)	(1,417)
BRL	37,881	USD	39,320	1/4/2023	HUS	-	(1,439)	(1,439)
BRL	37,881	USD	39,294	1/4/2023	HUS	-	(1,413)	(1,413)
BRL	37,881	USD	39,212	1/4/2023	HUS	-	(1,331)	(1,331)
BRL	37,881	USD	39,209	1/4/2023	HUS	-	(1,328)	(1,328)
BRL	37,881	USD	39,177	1/4/2023	HUS	-	(1,296)	(1,296)
BRL	37,881	USD	39,239	1/4/2023	HUS	-	(1,358)	(1,358)
BRL	37,881	USD	39,240	1/4/2023	HUS	-	(1,359)	(1,359)
BRL	37,881	USD	39,231	1/4/2023	HUS	-	(1,350)	(1,350)
BRL	37,881	USD	39,181	1/4/2023	HUS	-	(1,300)	(1,300)
BRL	37,881	USD	39,295	1/4/2023	HUS	-	(1,414)	(1,414)
BRL	37,881	USD	39,203	1/4/2023	HUS	-	(1,322)	(1,322)
BRL	37,881	USD	39,105	1/4/2023	HUS	-	(1,224)	(1,224)
BRL	37,881	USD	38,836	1/4/2023	HUS	-	(955)	(955)
BRL	37,881	USD	38,788	1/4/2023	HUS	-	(907)	(907)
BRL	37,881	USD	38,840	1/4/2023	HUS	-	(959)	(959)
BRL	37,881	USD	38,851	1/4/2023	HUS	-	(970)	(970)
BRL	37,881	USD	38,812	1/4/2023	HUS	-	(931)	(931)
BRL	37,881	USD	39,007	1/4/2023	HUS	-	(1,126)	(1,126)
BRL	37,881	USD	39,145	1/4/2023	HUS	-	(1,264)	(1,264)
BRL	37,881	USD	39,001	1/4/2023	HUS	-	(1,120)	(1,120)
BRL	37,881	USD	38,906	1/4/2023	HUS	-	(1,025)	(1,025)
BRL	37,881	USD	38,845	1/4/2023	HUS	-	(964)	(964)
BRL	37,881	USD	38,803	1/4/2023	HUS	-	(922)	(922)
BRL	37,881	USD	38,749	1/4/2023	HUS	-	(868)	(868)
BRL	37,881	USD	38,728	1/4/2023	HUS	-	(847)	(847)
BRL	37,881	USD	38,708	1/4/2023	HUS	-	(827)	(827)
BRL	37,881	USD	38,846	1/4/2023	HUS	-	(965)	(965)
BRL	37,881	USD	38,855	1/4/2023	HUS	-	(974)	(974)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	37,881	USD	38,818	1/4/2023	HUS	$-	$(937)	$(937)
BRL	56,821	USD	58,851	1/4/2023	HUS	-	(2,030)	(2,030)
BRL	56,821	USD	58,883	1/4/2023	HUS	-	(2,062)	(2,062)
BRL	56,821	USD	58,761	1/4/2023	HUS	-	(1,940)	(1,940)
BRL	56,821	USD	58,833	1/4/2023	HUS	-	(2,012)	(2,012)
BRL	56,821	USD	58,787	1/4/2023	HUS	-	(1,966)	(1,966)
BRL	56,821	USD	58,808	1/4/2023	HUS	-	(1,987)	(1,987)
BRL	56,821	USD	58,774	1/4/2023	HUS	-	(1,953)	(1,953)
BRL	56,821	USD	58,057	1/4/2023	HUS	-	(1,236)	(1,236)
BRL	56,821	USD	58,847	1/4/2023	HUS	-	(2,026)	(2,026)
BRL	56,821	USD	58,935	1/4/2023	HUS	-	(2,114)	(2,114)
BRL	56,821	USD	58,065	1/4/2023	HUS	-	(1,244)	(1,244)
BRL	56,821	USD	58,088	1/4/2023	HUS	-	(1,267)	(1,267)
BRL	56,821	USD	58,038	1/4/2023	HUS	-	(1,217)	(1,217)
BRL	56,821	USD	58,943	1/4/2023	HUS	-	(2,122)	(2,122)
BRL	56,821	USD	58,942	1/4/2023	HUS	-	(2,121)	(2,121)
BRL	56,821	USD	58,910	1/4/2023	HUS	-	(2,089)	(2,089)
BRL	56,821	USD	58,908	1/4/2023	HUS	-	(2,087)	(2,087)
BRL	56,821	USD	58,944	1/4/2023	HUS	-	(2,123)	(2,123)
BRL	56,821	USD	58,022	1/4/2023	HUS	-	(1,201)	(1,201)
BRL	56,821	USD	57,992	1/4/2023	HUS	-	(1,171)	(1,171)
BRL	56,821	USD	58,037	1/4/2023	HUS	-	(1,216)	(1,216)
BRL	56,821	USD	58,015	1/4/2023	HUS	-	(1,194)	(1,194)
BRL	56,821	USD	57,988	1/4/2023	HUS	-	(1,167)	(1,167)
BRL	56,821	USD	58,022	1/4/2023	HUS	-	(1,201)	(1,201)
BRL	56,821	USD	58,062	1/4/2023	HUS	-	(1,241)	(1,241)
BRL	56,821	USD	58,096	1/4/2023	HUS	-	(1,275)	(1,275)
BRL	56,821	USD	58,090	1/4/2023	HUS	-	(1,269)	(1,269)
BRL	56,821	USD	58,009	1/4/2023	HUS	-	(1,188)	(1,188)
BRL	56,821	USD	58,098	1/4/2023	HUS	-	(1,277)	(1,277)
BRL	56,821	USD	58,020	1/4/2023	HUS	-	(1,199)	(1,199)
BRL	56,821	USD	58,720	1/4/2023	HUS	-	(1,899)	(1,899)
BRL	56,821	USD	58,691	1/4/2023	HUS	-	(1,870)	(1,870)
BRL	56,821	USD	58,694	1/4/2023	HUS	-	(1,873)	(1,873)
BRL	56,821	USD	58,047	1/4/2023	HUS	-	(1,226)	(1,226)
BRL	56,821	USD	57,994	1/4/2023	HUS	-	(1,173)	(1,173)
BRL	56,821	USD	57,975	1/4/2023	HUS	-	(1,154)	(1,154)
BRL	56,821	USD	58,041	1/4/2023	HUS	-	(1,220)	(1,220)
BRL	56,821	USD	59,001	1/4/2023	HUS	-	(2,180)	(2,180)
BRL	56,821	USD	58,977	1/4/2023	HUS	-	(2,156)	(2,156)
BRL	56,821	USD	58,921	1/4/2023	HUS	-	(2,100)	(2,100)
BRL	56,821	USD	58,810	1/4/2023	HUS	-	(1,989)	(1,989)
BRL	56,821	USD	58,833	1/4/2023	HUS	-	(2,012)	(2,012)
BRL	56,821	USD	58,815	1/4/2023	HUS	-	(1,994)	(1,994)
BRL	56,821	USD	58,819	1/4/2023	HUS	-	(1,998)	(1,998)
BRL	56,821	USD	58,812	1/4/2023	HUS	-	(1,991)	(1,991)
BRL	56,821	USD	58,891	1/4/2023	HUS	-	(2,070)	(2,070)
BRL	56,821	USD	58,939	1/4/2023	HUS	-	(2,118)	(2,118)
BRL	56,821	USD	58,932	1/4/2023	HUS	-	(2,111)	(2,111)
BRL	56,821	USD	58,936	1/4/2023	HUS	-	(2,115)	(2,115)
BRL	56,821	USD	58,839	1/4/2023	HUS	-	(2,018)	(2,018)
BRL	56,821	USD	58,852	1/4/2023	HUS	-	(2,031)	(2,031)
BRL	56,821	USD	58,848	1/4/2023	HUS	-	(2,027)	(2,027)
BRL	56,821	USD	58,922	1/4/2023	HUS	-	(2,101)	(2,101)
BRL	56,821	USD	58,607	1/4/2023	HUS	-	(1,786)	(1,786)
BRL	56,821	USD	58,143	1/4/2023	HUS	-	(1,322)	(1,322)
BRL	56,821	USD	58,185	1/4/2023	HUS	-	(1,364)	(1,364)
BRL	56,821	USD	58,284	1/4/2023	HUS	-	(1,463)	(1,463)
BRL	56,821	USD	58,778	1/4/2023	HUS	-	(1,957)	(1,957)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	56,821	USD	58,717	1/4/2023	HUS	$-	$(1,896)	$(1,896)
BRL	56,821	USD	58,714	1/4/2023	HUS	-	(1,893)	(1,893)
BRL	56,821	USD	58,621	1/4/2023	HUS	-	(1,800)	(1,800)
BRL	56,821	USD	58,518	1/4/2023	HUS	-	(1,697)	(1,697)
BRL	56,821	USD	58,235	1/4/2023	HUS	-	(1,414)	(1,414)
BRL	56,821	USD	58,232	1/4/2023	HUS	-	(1,411)	(1,411)
BRL	56,821	USD	58,248	1/4/2023	HUS	-	(1,427)	(1,427)
BRL	56,821	USD	58,267	1/4/2023	HUS	-	(1,446)	(1,446)
BRL	56,821	USD	58,466	1/4/2023	HUS	-	(1,645)	(1,645)
BRL	75,761	USD	78,263	1/4/2023	HUS	-	(2,502)	(2,502)
BRL	75,761	USD	78,407	1/4/2023	HUS	-	(2,646)	(2,646)
BRL	75,761	USD	78,384	1/4/2023	HUS	-	(2,623)	(2,623)
BRL	75,761	USD	77,338	1/4/2023	HUS	-	(1,577)	(1,577)
BRL	75,761	USD	77,321	1/4/2023	HUS	-	(1,560)	(1,560)
BRL	75,761	USD	77,444	1/4/2023	HUS	-	(1,683)	(1,683)
BRL	75,761	USD	77,485	1/4/2023	HUS	-	(1,724)	(1,724)
BRL	75,761	USD	78,572	1/4/2023	HUS	-	(2,811)	(2,811)
BRL	75,761	USD	78,580	1/4/2023	HUS	-	(2,819)	(2,819)
BRL	75,761	USD	78,561	1/4/2023	HUS	-	(2,800)	(2,800)
BRL	75,761	USD	77,320	1/4/2023	HUS	-	(1,559)	(1,559)
BRL	75,761	USD	77,303	1/4/2023	HUS	-	(1,542)	(1,542)
BRL	75,761	USD	77,425	1/4/2023	HUS	-	(1,664)	(1,664)
BRL	75,761	USD	77,393	1/4/2023	HUS	-	(1,632)	(1,632)
BRL	75,761	USD	77,282	1/4/2023	HUS	-	(1,521)	(1,521)
BRL	75,761	USD	77,315	1/4/2023	HUS	-	(1,554)	(1,554)
BRL	75,761	USD	77,319	1/4/2023	HUS	-	(1,558)	(1,558)
BRL	75,761	USD	77,299	1/4/2023	HUS	-	(1,538)	(1,538)
BRL	75,761	USD	77,316	1/4/2023	HUS	-	(1,555)	(1,555)
BRL	75,761	USD	77,323	1/4/2023	HUS	-	(1,562)	(1,562)
BRL	75,761	USD	78,358	1/4/2023	HUS	-	(2,597)	(2,597)
BRL	75,761	USD	78,348	1/4/2023	HUS	-	(2,587)	(2,587)
BRL	75,761	USD	78,172	1/4/2023	HUS	-	(2,411)	(2,411)
BRL	75,761	USD	78,351	1/4/2023	HUS	-	(2,590)	(2,590)
BRL	75,761	USD	77,390	1/4/2023	HUS	-	(1,629)	(1,629)
BRL	75,761	USD	77,497	1/4/2023	HUS	-	(1,736)	(1,736)
BRL	75,761	USD	78,387	1/4/2023	HUS	-	(2,626)	(2,626)
BRL	75,761	USD	78,436	1/4/2023	HUS	-	(2,675)	(2,675)
BRL	75,761	USD	78,437	1/4/2023	HUS	-	(2,676)	(2,676)
BRL	75,761	USD	78,605	1/4/2023	HUS	-	(2,844)	(2,844)
BRL	75,761	USD	78,587	1/4/2023	HUS	-	(2,826)	(2,826)
BRL	75,761	USD	78,611	1/4/2023	HUS	-	(2,850)	(2,850)
BRL	75,761	USD	78,451	1/4/2023	HUS	-	(2,690)	(2,690)
BRL	75,761	USD	78,455	1/4/2023	HUS	-	(2,694)	(2,694)
BRL	75,761	USD	78,466	1/4/2023	HUS	-	(2,705)	(2,705)
BRL	75,761	USD	78,518	1/4/2023	HUS	-	(2,757)	(2,757)
BRL	75,761	USD	78,366	1/4/2023	HUS	-	(2,605)	(2,605)
BRL	75,761	USD	78,204	1/4/2023	HUS	-	(2,443)	(2,443)
BRL	75,761	USD	78,100	1/4/2023	HUS	-	(2,339)	(2,339)
BRL	75,761	USD	77,939	1/4/2023	HUS	-	(2,178)	(2,178)
BRL	75,761	USD	78,323	1/4/2023	HUS	-	(2,562)	(2,562)
BRL	75,761	USD	78,218	1/4/2023	HUS	-	(2,457)	(2,457)
BRL	75,761	USD	78,222	1/4/2023	HUS	-	(2,461)	(2,461)
BRL	75,761	USD	78,337	1/4/2023	HUS	-	(2,576)	(2,576)
BRL	75,761	USD	78,316	1/4/2023	HUS	-	(2,555)	(2,555)
BRL	75,761	USD	78,215	1/4/2023	HUS	-	(2,454)	(2,454)
BRL	75,761	USD	78,362	1/4/2023	HUS	-	(2,601)	(2,601)
BRL	75,761	USD	78,223	1/4/2023	HUS	-	(2,462)	(2,462)
BRL	75,761	USD	78,321	1/4/2023	HUS	-	(2,560)	(2,560)
BRL	75,761	USD	78,163	1/4/2023	HUS	-	(2,402)	(2,402)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	75,761	USD	78,324	1/4/2023	HUS	$-	$(2,563)	$(2,563)
BRL	75,761	USD	77,878	1/4/2023	HUS	-	(2,117)	(2,117)
BRL	75,761	USD	77,859	1/4/2023	HUS	-	(2,098)	(2,098)
BRL	75,761	USD	78,031	1/4/2023	HUS	-	(2,270)	(2,270)
BRL	75,761	USD	77,962	1/4/2023	HUS	-	(2,201)	(2,201)
BRL	94,701	USD	98,025	1/4/2023	HUS	-	(3,324)	(3,324)
BRL	94,701	USD	97,856	1/4/2023	HUS	-	(3,155)	(3,155)
BRL	94,701	USD	98,091	1/4/2023	HUS	-	(3,390)	(3,390)
BRL	94,701	USD	97,891	1/4/2023	HUS	-	(3,190)	(3,190)
BRL	94,701	USD	98,110	1/4/2023	HUS	-	(3,409)	(3,409)
BRL	94,701	USD	98,154	1/4/2023	HUS	-	(3,453)	(3,453)
BRL	94,701	USD	98,123	1/4/2023	HUS	-	(3,422)	(3,422)
BRL	94,701	USD	96,718	1/4/2023	HUS	-	(2,017)	(2,017)
BRL	94,701	USD	96,728	1/4/2023	HUS	-	(2,027)	(2,027)
BRL	94,701	USD	96,766	1/4/2023	HUS	-	(2,065)	(2,065)
BRL	94,701	USD	96,679	1/4/2023	HUS	-	(1,978)	(1,978)
BRL	94,701	USD	96,681	1/4/2023	HUS	-	(1,980)	(1,980)
BRL	94,701	USD	96,640	1/4/2023	HUS	-	(1,939)	(1,939)
BRL	94,701	USD	97,986	1/4/2023	HUS	-	(3,285)	(3,285)
BRL	94,701	USD	97,915	1/4/2023	HUS	-	(3,214)	(3,214)
BRL	94,701	USD	97,885	1/4/2023	HUS	-	(3,184)	(3,184)
BRL	94,701	USD	97,952	1/4/2023	HUS	-	(3,251)	(3,251)
BRL	94,701	USD	97,767	1/4/2023	HUS	-	(3,066)	(3,066)
BRL	94,701	USD	97,826	1/4/2023	HUS	-	(3,125)	(3,125)
BRL	94,701	USD	97,968	1/4/2023	HUS	-	(3,267)	(3,267)
BRL	94,701	USD	98,015	1/4/2023	HUS	-	(3,314)	(3,314)
BRL	94,701	USD	97,964	1/4/2023	HUS	-	(3,263)	(3,263)
BRL	94,701	USD	98,099	1/4/2023	HUS	-	(3,398)	(3,398)
BRL	94,701	USD	97,816	1/4/2023	HUS	-	(3,115)	(3,115)
BRL	94,701	USD	97,561	1/4/2023	HUS	-	(2,860)	(2,860)
BRL	94,701	USD	97,699	1/4/2023	HUS	-	(2,998)	(2,998)
BRL	94,701	USD	97,424	1/4/2023	HUS	-	(2,723)	(2,723)
BRL	94,701	USD	97,753	1/4/2023	HUS	-	(3,052)	(3,052)
BRL	94,701	USD	97,764	1/4/2023	HUS	-	(3,063)	(3,063)
BRL	94,701	USD	97,755	1/4/2023	HUS	-	(3,054)	(3,054)
BRL	94,701	USD	97,658	1/4/2023	HUS	-	(2,957)	(2,957)
BRL	94,701	USD	97,894	1/4/2023	HUS	-	(3,193)	(3,193)
BRL	94,701	USD	97,281	1/4/2023	HUS	-	(2,580)	(2,580)
BRL	94,701	USD	97,648	1/4/2023	HUS	-	(2,947)	(2,947)
BRL	94,701	USD	97,448	1/4/2023	HUS	-	(2,747)	(2,747)
BRL	94,701	USD	97,814	1/4/2023	HUS	-	(3,113)	(3,113)
BRL	94,701	USD	97,952	1/4/2023	HUS	-	(3,251)	(3,251)
BRL	94,701	USD	97,894	1/4/2023	HUS	-	(3,193)	(3,193)
BRL	94,701	USD	97,654	1/4/2023	HUS	-	(2,953)	(2,953)
BRL	113,642	USD	117,735	1/4/2023	HUS	-	(4,093)	(4,093)
BRL	113,642	USD	117,705	1/4/2023	HUS	-	(4,063)	(4,063)
BRL	113,642	USD	117,670	1/4/2023	HUS	-	(4,028)	(4,028)
BRL	113,642	USD	117,497	1/4/2023	HUS	-	(3,855)	(3,855)
BRL	113,642	USD	117,474	1/4/2023	HUS	-	(3,832)	(3,832)
BRL	113,642	USD	117,590	1/4/2023	HUS	-	(3,948)	(3,948)
BRL	113,642	USD	117,562	1/4/2023	HUS	-	(3,920)	(3,920)
BRL	113,642	USD	116,538	1/4/2023	HUS	-	(2,896)	(2,896)
BRL	113,642	USD	117,185	1/4/2023	HUS	-	(3,543)	(3,543)
BRL	113,642	USD	117,259	1/4/2023	HUS	-	(3,617)	(3,617)
BRL	113,642	USD	117,509	1/4/2023	HUS	-	(3,867)	(3,867)
BRL	113,642	USD	117,394	1/4/2023	HUS	-	(3,752)	(3,752)
BRL	113,642	USD	117,468	1/4/2023	HUS	-	(3,826)	(3,826)
BRL	113,642	USD	117,533	1/4/2023	HUS	-	(3,891)	(3,891)
BRL	113,642	USD	116,875	1/4/2023	HUS	-	(3,233)	(3,233)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	113,642	USD	116,867	1/4/2023	HUS	$-	$(3,225)	$(3,225)
BRL	113,642	USD	117,347	1/4/2023	HUS	-	(3,705)	(3,705)
BRL	113,642	USD	116,887	1/4/2023	HUS	-	(3,245)	(3,245)
BRL	113,642	USD	116,944	1/4/2023	HUS	-	(3,302)	(3,302)
BRL	132,582	USD	136,890	1/4/2023	HUS	-	(4,308)	(4,308)
BRL	132,582	USD	137,236	1/4/2023	HUS	-	(4,654)	(4,654)
BRL	132,582	USD	137,150	1/4/2023	HUS	-	(4,568)	(4,568)
BRL	132,582	USD	136,883	1/4/2023	HUS	-	(4,301)	(4,301)
BRL	132,582	USD	136,897	1/4/2023	HUS	-	(4,315)	(4,315)
BRL	132,582	USD	136,753	1/4/2023	HUS	-	(4,171)	(4,171)
BRL	132,582	USD	137,133	1/4/2023	HUS	-	(4,551)	(4,551)
BRL	132,582	USD	136,973	1/4/2023	HUS	-	(4,391)	(4,391)
BRL	132,582	USD	136,042	1/4/2023	HUS	-	(3,460)	(3,460)
BRL	132,582	USD	137,012	1/4/2023	HUS	-	(4,430)	(4,430)
BRL	132,582	USD	136,552	1/4/2023	HUS	-	(3,970)	(3,970)
BRL	132,582	USD	136,485	1/4/2023	HUS	-	(3,903)	(3,903)
BRL	151,522	USD	157,180	1/4/2023	HUS	-	(5,658)	(5,658)
BRL	151,522	USD	156,510	1/4/2023	HUS	-	(4,988)	(4,988)
BRL	151,522	USD	156,844	1/4/2023	HUS	-	(5,322)	(5,322)
BRL	151,522	USD	157,222	1/4/2023	HUS	-	(5,700)	(5,700)
BRL	151,522	USD	157,197	1/4/2023	HUS	-	(5,675)	(5,675)
BRL	151,522	USD	156,664	1/4/2023	HUS	-	(5,142)	(5,142)
BRL	151,522	USD	156,747	1/4/2023	HUS	-	(5,225)	(5,225)
BRL	151,522	USD	156,407	1/4/2023	HUS	-	(4,885)	(4,885)
BRL	151,522	USD	156,727	1/4/2023	HUS	-	(5,205)	(5,205)
BRL	151,522	USD	156,772	1/4/2023	HUS	-	(5,250)	(5,250)
BRL	151,522	USD	156,884	1/4/2023	HUS	-	(5,362)	(5,362)
BRL	151,522	USD	156,841	1/4/2023	HUS	-	(5,319)	(5,319)
BRL	151,522	USD	156,767	1/4/2023	HUS	-	(5,245)	(5,245)
BRL	151,522	USD	156,525	1/4/2023	HUS	-	(5,003)	(5,003)
BRL	151,522	USD	156,695	1/4/2023	HUS	-	(5,173)	(5,173)
BRL	151,522	USD	156,393	1/4/2023	HUS	-	(4,871)	(4,871)
BRL	151,522	USD	156,295	1/4/2023	HUS	-	(4,773)	(4,773)
BRL	151,522	USD	155,951	1/4/2023	HUS	-	(4,429)	(4,429)
BRL	170,463	USD	176,870	1/4/2023	HUS	-	(6,407)	(6,407)
BRL	170,463	USD	176,738	1/4/2023	HUS	-	(6,275)	(6,275)
BRL	170,463	USD	176,686	1/4/2023	HUS	-	(6,223)	(6,223)
BRL	170,463	USD	176,790	1/4/2023	HUS	-	(6,327)	(6,327)
BRL	189,403	USD	196,492	1/4/2023	HUS	-	(7,089)	(7,089)
BRL	189,403	USD	195,917	1/4/2023	HUS	-	(6,514)	(6,514)
BRL	189,403	USD	195,886	1/4/2023	HUS	-	(6,483)	(6,483)
BRL	208,343	USD	215,873	1/4/2023	HUS	-	(7,530)	(7,530)
BRL	208,343	USD	215,449	1/4/2023	HUS	-	(7,106)	(7,106)
BRL	208,343	USD	215,677	1/4/2023	HUS	-	(7,334)	(7,334)
BRL	208,343	USD	215,245	1/4/2023	HUS	-	(6,902)	(6,902)
BRL	208,343	USD	216,148	1/4/2023	HUS	-	(7,805)	(7,805)
BRL	208,343	USD	215,661	1/4/2023	HUS	-	(7,318)	(7,318)
BRL	208,343	USD	215,669	1/4/2023	HUS	-	(7,326)	(7,326)
BRL	227,284	USD	234,849	1/4/2023	HUS	-	(7,565)	(7,565)
BRL	227,284	USD	235,137	1/4/2023	HUS	-	(7,853)	(7,853)
BRL	660,958	USD	673,234	1/4/2023	HUS	-	(12,276)	(12,276)
BRL	1,773,285	USD	1,804,284	1/4/2023	HUS	-	(30,999)	(30,999)
BRL	1,884,144	USD	1,919,630	1/4/2023	HUS	-	(35,486)	(35,486)
BRL	2,367,536	USD	2,400,515	1/4/2023	HUS	-	(32,979)	(32,979)
BRL	2,754,951	USD	2,794,124	1/4/2023	HUS	-	(39,173)	(39,173)
BRL	4,128,983	USD	4,219,886	1/4/2023	HUS	-	(90,903)	(90,903)
BRL	4,175,473	USD	4,241,900	1/4/2023	HUS	-	(66,427)	(66,427)
BRL	4,304,611	USD	4,370,091	1/4/2023	HUS	-	(65,480)	(65,480)
BRL	5,337,718	USD	5,414,072	1/4/2023	HUS	-	(76,354)	(76,354)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	7,216,251	USD	7,303,034	1/4/2023	HUS	$-	$(86,783)	$(86,783)
USD	2,571,465	BRL	2,613,760	1/4/2023	HUS	-	(42,295)	(42,295)
USD	1,323,346	BRL	1,382,641	1/4/2023	HUS	-	(59,295)	(59,295)
USD	976,825	BRL	1,002,257	1/4/2023	HUS	-	(25,432)	(25,432)
USD	976,711	BRL	1,002,257	1/4/2023	HUS	-	(25,546)	(25,546)
USD	867,673	BRL	909,134	1/4/2023	HUS	-	(41,461)	(41,461)
USD	830,564	BRL	871,253	1/4/2023	HUS	-	(40,689)	(40,689)
USD	812,989	BRL	852,313	1/4/2023	HUS	-	(39,324)	(39,324)
USD	777,531	BRL	814,432	1/4/2023	HUS	-	(36,901)	(36,901)
USD	758,383	BRL	795,492	1/4/2023	HUS	-	(37,109)	(37,109)
USD	758,547	BRL	795,492	1/4/2023	HUS	-	(36,945)	(36,945)
USD	759,762	BRL	776,552	1/4/2023	HUS	-	(16,790)	(16,790)
USD	724,092	BRL	757,612	1/4/2023	HUS	-	(33,520)	(33,520)
USD	703,914	BRL	738,671	1/4/2023	HUS	-	(34,757)	(34,757)
USD	669,907	BRL	700,791	1/4/2023	HUS	-	(30,884)	(30,884)
USD	650,420	BRL	681,850	1/4/2023	HUS	-	(31,430)	(31,430)
USD	630,127	BRL	643,970	1/4/2023	HUS	-	(13,843)	(13,843)
USD	614,476	BRL	643,970	1/4/2023	HUS	-	(29,494)	(29,494)
USD	578,775	BRL	606,089	1/4/2023	HUS	-	(27,314)	(27,314)
USD	573,892	BRL	587,149	1/4/2023	HUS	-	(13,257)	(13,257)
USD	560,442	BRL	587,149	1/4/2023	HUS	-	(26,707)	(26,707)
USD	523,716	BRL	549,268	1/4/2023	HUS	-	(25,552)	(25,552)
USD	452,879	BRL	473,507	1/4/2023	HUS	-	(20,628)	(20,628)
USD	434,118	BRL	454,567	1/4/2023	HUS	-	(20,449)	(20,449)
USD	433,452	BRL	454,567	1/4/2023	HUS	-	(21,115)	(21,115)
USD	425,053	BRL	435,627	1/4/2023	HUS	-	(10,574)	(10,574)
USD	415,941	BRL	435,627	1/4/2023	HUS	-	(19,686)	(19,686)
USD	416,566	BRL	435,627	1/4/2023	HUS	-	(19,061)	(19,061)
USD	418,485	BRL	435,627	1/4/2023	HUS	-	(17,142)	(17,142)
USD	416,437	BRL	435,627	1/4/2023	HUS	-	(19,190)	(19,190)
USD	429,098	BRL	435,627	1/4/2023	HUS	-	(6,529)	(6,529)
USD	416,034	BRL	435,627	1/4/2023	HUS	-	(19,593)	(19,593)
USD	417,525	BRL	435,627	1/4/2023	HUS	-	(18,102)	(18,102)
USD	417,721	BRL	435,627	1/4/2023	HUS	-	(17,906)	(17,906)
USD	398,035	BRL	416,686	1/4/2023	HUS	-	(18,651)	(18,651)
USD	398,214	BRL	416,686	1/4/2023	HUS	-	(18,472)	(18,472)
USD	398,538	BRL	416,686	1/4/2023	HUS	-	(18,148)	(18,148)
USD	380,282	BRL	397,746	1/4/2023	HUS	-	(17,464)	(17,464)
USD	381,288	BRL	397,746	1/4/2023	HUS	-	(16,458)	(16,458)
USD	381,008	BRL	397,746	1/4/2023	HUS	-	(16,738)	(16,738)
USD	380,095	BRL	397,746	1/4/2023	HUS	-	(17,651)	(17,651)
USD	379,944	BRL	397,746	1/4/2023	HUS	-	(17,802)	(17,802)
USD	391,184	BRL	397,746	1/4/2023	HUS	-	(6,562)	(6,562)
USD	364,301	BRL	378,806	1/4/2023	HUS	-	(14,505)	(14,505)
USD	363,092	BRL	378,806	1/4/2023	HUS	-	(15,714)	(15,714)
USD	362,404	BRL	378,806	1/4/2023	HUS	-	(16,402)	(16,402)
USD	362,865	BRL	378,806	1/4/2023	HUS	-	(15,941)	(15,941)
USD	344,402	BRL	359,866	1/4/2023	HUS	-	(15,464)	(15,464)
USD	344,531	BRL	359,866	1/4/2023	HUS	-	(15,335)	(15,335)
USD	332,734	BRL	340,925	1/4/2023	HUS	-	(8,191)	(8,191)
USD	325,837	BRL	340,925	1/4/2023	HUS	-	(15,088)	(15,088)
USD	326,833	BRL	340,925	1/4/2023	HUS	-	(14,092)	(14,092)
USD	326,642	BRL	340,925	1/4/2023	HUS	-	(14,283)	(14,283)
USD	325,511	BRL	340,925	1/4/2023	HUS	-	(15,414)	(15,414)
USD	335,028	BRL	340,925	1/4/2023	HUS	-	(5,897)	(5,897)
USD	309,152	BRL	321,985	1/4/2023	HUS	-	(12,833)	(12,833)
USD	315,298	BRL	321,985	1/4/2023	HUS	-	(6,687)	(6,687)
USD	307,067	BRL	321,985	1/4/2023	HUS	-	(14,918)	(14,918)
USD	308,021	BRL	321,985	1/4/2023	HUS	-	(13,964)	(13,964)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	307,960	BRL	321,985	1/4/2023	HUS	$-	$(14,025)	$(14,025)
USD	290,654	BRL	303,045	1/4/2023	HUS	-	(12,391)	(12,391)
USD	290,540	BRL	303,045	1/4/2023	HUS	-	(12,505)	(12,505)
USD	290,235	BRL	303,045	1/4/2023	HUS	-	(12,810)	(12,810)
USD	297,334	BRL	303,045	1/4/2023	HUS	-	(5,711)	(5,711)
USD	297,408	BRL	303,045	1/4/2023	HUS	-	(5,637)	(5,637)
USD	289,946	BRL	303,045	1/4/2023	HUS	-	(13,099)	(13,099)
USD	289,303	BRL	303,045	1/4/2023	HUS	-	(13,742)	(13,742)
USD	298,076	BRL	303,045	1/4/2023	HUS	-	(4,969)	(4,969)
USD	298,097	BRL	303,045	1/4/2023	HUS	-	(4,948)	(4,948)
USD	298,008	BRL	303,045	1/4/2023	HUS	-	(5,037)	(5,037)
USD	278,720	BRL	284,104	1/4/2023	HUS	-	(5,384)	(5,384)
USD	272,509	BRL	284,104	1/4/2023	HUS	-	(11,595)	(11,595)
USD	271,948	BRL	284,104	1/4/2023	HUS	-	(12,156)	(12,156)
USD	272,523	BRL	284,104	1/4/2023	HUS	-	(11,581)	(11,581)
USD	272,098	BRL	284,104	1/4/2023	HUS	-	(12,006)	(12,006)
USD	272,256	BRL	284,104	1/4/2023	HUS	-	(11,848)	(11,848)
USD	272,054	BRL	284,104	1/4/2023	HUS	-	(12,050)	(12,050)
USD	254,491	BRL	265,164	1/4/2023	HUS	-	(10,673)	(10,673)
USD	254,132	BRL	265,164	1/4/2023	HUS	-	(11,032)	(11,032)
USD	254,382	BRL	265,164	1/4/2023	HUS	-	(10,782)	(10,782)
USD	254,522	BRL	265,164	1/4/2023	HUS	-	(10,642)	(10,642)
USD	235,836	BRL	246,224	1/4/2023	HUS	-	(10,388)	(10,388)
USD	236,421	BRL	246,224	1/4/2023	HUS	-	(9,803)	(9,803)
USD	235,633	BRL	246,224	1/4/2023	HUS	-	(10,591)	(10,591)
USD	235,324	BRL	246,224	1/4/2023	HUS	-	(10,900)	(10,900)
USD	235,333	BRL	246,224	1/4/2023	HUS	-	(10,891)	(10,891)
USD	235,974	BRL	246,224	1/4/2023	HUS	-	(10,250)	(10,250)
USD	235,954	BRL	246,224	1/4/2023	HUS	-	(10,270)	(10,270)
USD	235,367	BRL	246,224	1/4/2023	HUS	-	(10,857)	(10,857)
USD	235,213	BRL	246,224	1/4/2023	HUS	-	(11,011)	(11,011)
USD	217,575	BRL	227,283	1/4/2023	HUS	-	(9,708)	(9,708)
USD	223,366	BRL	227,283	1/4/2023	HUS	-	(3,917)	(3,917)
USD	222,868	BRL	227,283	1/4/2023	HUS	-	(4,415)	(4,415)
USD	218,047	BRL	227,283	1/4/2023	HUS	-	(9,236)	(9,236)
USD	218,075	BRL	227,283	1/4/2023	HUS	-	(9,208)	(9,208)
USD	222,673	BRL	227,283	1/4/2023	HUS	-	(4,610)	(4,610)
USD	202,755	BRL	208,343	1/4/2023	HUS	-	(5,588)	(5,588)
USD	199,860	BRL	208,343	1/4/2023	HUS	-	(8,483)	(8,483)
USD	199,564	BRL	208,343	1/4/2023	HUS	-	(8,779)	(8,779)
USD	199,777	BRL	208,343	1/4/2023	HUS	-	(8,566)	(8,566)
USD	199,600	BRL	208,343	1/4/2023	HUS	-	(8,743)	(8,743)
USD	199,830	BRL	208,343	1/4/2023	HUS	-	(8,513)	(8,513)
USD	199,534	BRL	208,343	1/4/2023	HUS	-	(8,809)	(8,809)
USD	199,378	BRL	208,343	1/4/2023	HUS	-	(8,965)	(8,965)
USD	199,552	BRL	208,343	1/4/2023	HUS	-	(8,791)	(8,791)
USD	180,869	BRL	189,403	1/4/2023	HUS	-	(8,534)	(8,534)
USD	181,541	BRL	189,403	1/4/2023	HUS	-	(7,862)	(7,862)
USD	185,017	BRL	189,403	1/4/2023	HUS	-	(4,386)	(4,386)
USD	184,392	BRL	189,403	1/4/2023	HUS	-	(5,011)	(5,011)
USD	184,744	BRL	189,403	1/4/2023	HUS	-	(4,659)	(4,659)
USD	184,556	BRL	189,403	1/4/2023	HUS	-	(4,847)	(4,847)
USD	185,338	BRL	189,403	1/4/2023	HUS	-	(4,065)	(4,065)
USD	181,339	BRL	189,403	1/4/2023	HUS	-	(8,064)	(8,064)
USD	181,440	BRL	189,403	1/4/2023	HUS	-	(7,963)	(7,963)
USD	181,182	BRL	189,403	1/4/2023	HUS	-	(8,221)	(8,221)
USD	181,445	BRL	189,403	1/4/2023	HUS	-	(7,958)	(7,958)
USD	163,931	BRL	170,463	1/4/2023	HUS	-	(6,532)	(6,532)
USD	163,020	BRL	170,463	1/4/2023	HUS	-	(7,443)	(7,443)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	162,886	BRL	170,463	1/4/2023	HUS	$-	$(7,577)	$(7,577)
USD	163,244	BRL	170,463	1/4/2023	HUS	-	(7,219)	(7,219)
USD	165,799	BRL	170,463	1/4/2023	HUS	-	(4,664)	(4,664)
USD	166,856	BRL	170,463	1/4/2023	HUS	-	(3,607)	(3,607)
USD	166,392	BRL	170,463	1/4/2023	HUS	-	(4,071)	(4,071)
USD	166,019	BRL	170,463	1/4/2023	HUS	-	(4,444)	(4,444)
USD	166,073	BRL	170,463	1/4/2023	HUS	-	(4,390)	(4,390)
USD	166,322	BRL	170,463	1/4/2023	HUS	-	(4,141)	(4,141)
USD	166,148	BRL	170,463	1/4/2023	HUS	-	(4,315)	(4,315)
USD	166,246	BRL	170,463	1/4/2023	HUS	-	(4,217)	(4,217)
USD	167,749	BRL	170,463	1/4/2023	HUS	-	(2,714)	(2,714)
USD	166,834	BRL	170,463	1/4/2023	HUS	-	(3,629)	(3,629)
USD	163,275	BRL	170,463	1/4/2023	HUS	-	(7,188)	(7,188)
USD	162,779	BRL	170,463	1/4/2023	HUS	-	(7,684)	(7,684)
USD	163,142	BRL	170,463	1/4/2023	HUS	-	(7,321)	(7,321)
USD	163,402	BRL	170,463	1/4/2023	HUS	-	(7,061)	(7,061)
USD	163,248	BRL	170,463	1/4/2023	HUS	-	(7,215)	(7,215)
USD	163,207	BRL	170,463	1/4/2023	HUS	-	(7,256)	(7,256)
USD	162,746	BRL	170,463	1/4/2023	HUS	-	(7,717)	(7,717)
USD	163,334	BRL	170,463	1/4/2023	HUS	-	(7,129)	(7,129)
USD	166,226	BRL	170,463	1/4/2023	HUS	-	(4,237)	(4,237)
USD	166,150	BRL	170,463	1/4/2023	HUS	-	(4,313)	(4,313)
USD	145,259	BRL	151,522	1/4/2023	HUS	-	(6,263)	(6,263)
USD	145,150	BRL	151,522	1/4/2023	HUS	-	(6,372)	(6,372)
USD	147,484	BRL	151,522	1/4/2023	HUS	-	(4,038)	(4,038)
USD	148,204	BRL	151,522	1/4/2023	HUS	-	(3,318)	(3,318)
USD	147,739	BRL	151,522	1/4/2023	HUS	-	(3,783)	(3,783)
USD	148,007	BRL	151,522	1/4/2023	HUS	-	(3,515)	(3,515)
USD	147,523	BRL	151,522	1/4/2023	HUS	-	(3,999)	(3,999)
USD	147,917	BRL	151,522	1/4/2023	HUS	-	(3,605)	(3,605)
USD	147,519	BRL	151,522	1/4/2023	HUS	-	(4,003)	(4,003)
USD	149,034	BRL	151,522	1/4/2023	HUS	-	(2,488)	(2,488)
USD	144,730	BRL	151,522	1/4/2023	HUS	-	(6,792)	(6,792)
USD	145,419	BRL	151,522	1/4/2023	HUS	-	(6,103)	(6,103)
USD	144,892	BRL	151,522	1/4/2023	HUS	-	(6,630)	(6,630)
USD	147,971	BRL	151,522	1/4/2023	HUS	-	(3,551)	(3,551)
USD	148,283	BRL	151,522	1/4/2023	HUS	-	(3,239)	(3,239)
USD	146,990	BRL	151,522	1/4/2023	HUS	-	(4,532)	(4,532)
USD	128,920	BRL	132,582	1/4/2023	HUS	-	(3,662)	(3,662)
USD	129,488	BRL	132,582	1/4/2023	HUS	-	(3,094)	(3,094)
USD	129,930	BRL	132,582	1/4/2023	HUS	-	(2,652)	(2,652)
USD	129,385	BRL	132,582	1/4/2023	HUS	-	(3,197)	(3,197)
USD	129,536	BRL	132,582	1/4/2023	HUS	-	(3,046)	(3,046)
USD	130,634	BRL	132,582	1/4/2023	HUS	-	(1,948)	(1,948)
USD	130,474	BRL	132,582	1/4/2023	HUS	-	(2,108)	(2,108)
USD	129,440	BRL	132,582	1/4/2023	HUS	-	(3,142)	(3,142)
USD	129,302	BRL	132,582	1/4/2023	HUS	-	(3,280)	(3,280)
USD	129,285	BRL	132,582	1/4/2023	HUS	-	(3,297)	(3,297)
USD	130,515	BRL	132,582	1/4/2023	HUS	-	(2,067)	(2,067)
USD	110,218	BRL	113,642	1/4/2023	HUS	-	(3,424)	(3,424)
USD	108,695	BRL	113,642	1/4/2023	HUS	-	(4,947)	(4,947)
USD	108,958	BRL	113,642	1/4/2023	HUS	-	(4,684)	(4,684)
USD	110,642	BRL	113,642	1/4/2023	HUS	-	(3,000)	(3,000)
USD	111,053	BRL	113,642	1/4/2023	HUS	-	(2,589)	(2,589)
USD	110,615	BRL	113,642	1/4/2023	HUS	-	(3,027)	(3,027)
USD	110,685	BRL	113,642	1/4/2023	HUS	-	(2,957)	(2,957)
USD	110,687	BRL	113,642	1/4/2023	HUS	-	(2,955)	(2,955)
USD	111,871	BRL	113,642	1/4/2023	HUS	-	(1,771)	(1,771)
USD	111,859	BRL	113,642	1/4/2023	HUS	-	(1,783)	(1,783)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	110,922	BRL	113,642	1/4/2023	HUS	$-	$(2,720)	$(2,720)
USD	110,811	BRL	113,642	1/4/2023	HUS	-	(2,831)	(2,831)
USD	111,263	BRL	113,642	1/4/2023	HUS	-	(2,379)	(2,379)
USD	111,276	BRL	113,642	1/4/2023	HUS	-	(2,366)	(2,366)
USD	110,270	BRL	113,642	1/4/2023	HUS	-	(3,372)	(3,372)
USD	91,933	BRL	94,701	1/4/2023	HUS	-	(2,768)	(2,768)
USD	92,516	BRL	94,701	1/4/2023	HUS	-	(2,185)	(2,185)
USD	93,203	BRL	94,701	1/4/2023	HUS	-	(1,498)	(1,498)
USD	90,730	BRL	94,701	1/4/2023	HUS	-	(3,971)	(3,971)
USD	92,364	BRL	94,701	1/4/2023	HUS	-	(2,337)	(2,337)
USD	92,577	BRL	94,701	1/4/2023	HUS	-	(2,124)	(2,124)
USD	92,576	BRL	94,701	1/4/2023	HUS	-	(2,125)	(2,125)
USD	92,656	BRL	94,701	1/4/2023	HUS	-	(2,045)	(2,045)
USD	91,803	BRL	94,701	1/4/2023	HUS	-	(2,898)	(2,898)
USD	73,519	BRL	75,761	1/4/2023	HUS	-	(2,242)	(2,242)
USD	73,852	BRL	75,761	1/4/2023	HUS	-	(1,909)	(1,909)
USD	74,249	BRL	75,761	1/4/2023	HUS	-	(1,512)	(1,512)
USD	73,975	BRL	75,761	1/4/2023	HUS	-	(1,786)	(1,786)
USD	73,885	BRL	75,761	1/4/2023	HUS	-	(1,876)	(1,876)
USD	74,159	BRL	75,761	1/4/2023	HUS	-	(1,602)	(1,602)
USD	73,402	BRL	75,761	1/4/2023	HUS	-	(2,359)	(2,359)
USD	73,497	BRL	75,761	1/4/2023	HUS	-	(2,264)	(2,264)
USD	73,466	BRL	75,761	1/4/2023	HUS	-	(2,295)	(2,295)
USD	74,159	BRL	75,761	1/4/2023	HUS	-	(1,602)	(1,602)
USD	73,677	BRL	75,761	1/4/2023	HUS	-	(2,084)	(2,084)
USD	74,101	BRL	75,761	1/4/2023	HUS	-	(1,660)	(1,660)
USD	73,565	BRL	75,761	1/4/2023	HUS	-	(2,196)	(2,196)
USD	55,658	BRL	56,821	1/4/2023	HUS	-	(1,163)	(1,163)
USD	55,527	BRL	56,821	1/4/2023	HUS	-	(1,294)	(1,294)
USD	55,546	BRL	56,821	1/4/2023	HUS	-	(1,275)	(1,275)
USD	55,425	BRL	56,821	1/4/2023	HUS	-	(1,396)	(1,396)
USD	55,482	BRL	56,821	1/4/2023	HUS	-	(1,339)	(1,339)
USD	55,302	BRL	56,821	1/4/2023	HUS	-	(1,519)	(1,519)
USD	55,283	BRL	56,821	1/4/2023	HUS	-	(1,538)	(1,538)
USD	55,479	BRL	56,821	1/4/2023	HUS	-	(1,342)	(1,342)
USD	55,423	BRL	56,821	1/4/2023	HUS	-	(1,398)	(1,398)
USD	55,612	BRL	56,821	1/4/2023	HUS	-	(1,209)	(1,209)
USD	36,777	BRL	37,881	1/4/2023	HUS	-	(1,104)	(1,104)
USD	36,913	BRL	37,881	1/4/2023	HUS	-	(968)	(968)
USD	36,791	BRL	37,881	1/4/2023	HUS	-	(1,090)	(1,090)
USD	36,858	BRL	37,881	1/4/2023	HUS	-	(1,023)	(1,023)
USD	36,813	BRL	37,881	1/4/2023	HUS	-	(1,068)	(1,068)
USD	36,801	BRL	37,881	1/4/2023	HUS	-	(1,080)	(1,080)
USD	36,904	BRL	37,881	1/4/2023	HUS	-	(977)	(977)
USD	36,990	BRL	37,881	1/4/2023	HUS	-	(891)	(891)
USD	36,992	BRL	37,881	1/4/2023	HUS	-	(889)	(889)
USD	37,015	BRL	37,881	1/4/2023	HUS	-	(866)	(866)
USD	37,030	BRL	37,881	1/4/2023	HUS	-	(851)	(851)
USD	37,011	BRL	37,881	1/4/2023	HUS	-	(870)	(870)
USD	37,018	BRL	37,881	1/4/2023	HUS	-	(863)	(863)
USD	37,005	BRL	37,881	1/4/2023	HUS	-	(876)	(876)
USD	37,113	BRL	37,881	1/4/2023	HUS	-	(768)	(768)
USD	37,134	BRL	37,881	1/4/2023	HUS	-	(747)	(747)
USD	36,169	BRL	37,881	1/4/2023	HUS	-	(1,712)	(1,712)
USD	36,896	BRL	37,881	1/4/2023	HUS	-	(985)	(985)
USD	36,962	BRL	37,881	1/4/2023	HUS	-	(919)	(919)
USD	36,959	BRL	37,881	1/4/2023	HUS	-	(922)	(922)
USD	37,006	BRL	37,881	1/4/2023	HUS	-	(875)	(875)
USD	37,000	BRL	37,881	1/4/2023	HUS	-	(881)	(881)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	37,042	BRL	37,881	1/4/2023	HUS	$-	$(839)	$(839)
USD	37,144	BRL	37,881	1/4/2023	HUS	-	(737)	(737)
USD	36,717	BRL	37,881	1/4/2023	HUS	-	(1,164)	(1,164)
USD	18,369	BRL	18,940	1/4/2023	HUS	-	(571)	(571)
USD	18,371	BRL	18,940	1/4/2023	HUS	-	(569)	(569)
USD	18,458	BRL	18,940	1/4/2023	HUS	-	(482)	(482)
USD	18,555	BRL	18,940	1/4/2023	HUS	-	(385)	(385)
USD	18,428	BRL	18,940	1/4/2023	HUS	-	(512)	(512)
USD	18,458	BRL	18,940	1/4/2023	HUS	-	(482)	(482)
USD	18,421	BRL	18,940	1/4/2023	HUS	-	(519)	(519)
USD	18,487	BRL	18,940	1/4/2023	HUS	-	(453)	(453)
USD	18,491	BRL	18,940	1/4/2023	HUS	-	(449)	(449)
USD	18,457	BRL	18,940	1/4/2023	HUS	-	(483)	(483)
USD	18,437	BRL	18,940	1/4/2023	HUS	-	(503)	(503)
USD	18,486	BRL	18,940	1/4/2023	HUS	-	(454)	(454)
USD	18,568	BRL	18,940	1/4/2023	HUS	-	(372)	(372)
USD	3,076	BRL	3,157	1/4/2023	HUS	-	(81)	(81)
PHP	44,859	USD	43,571	1/5/2023	HUS	1,288	-	1,288
PHP	44,859	USD	43,544	1/5/2023	HUS	1,315	-	1,315
PHP	44,859	USD	43,545	1/5/2023	HUS	1,314	-	1,314
PHP	44,859	USD	43,598	1/5/2023	HUS	1,261	-	1,261
PHP	44,859	USD	43,546	1/5/2023	HUS	1,313	-	1,313
PHP	44,859	USD	43,587	1/5/2023	HUS	1,272	-	1,272
PHP	44,859	USD	43,581	1/5/2023	HUS	1,278	-	1,278
PHP	44,859	USD	43,610	1/5/2023	HUS	1,249	-	1,249
PHP	44,859	USD	43,614	1/5/2023	HUS	1,245	-	1,245
PHP	44,859	USD	44,630	1/5/2023	HUS	229	-	229
PHP	44,859	USD	44,627	1/5/2023	HUS	232	-	232
PHP	44,859	USD	44,688	1/5/2023	HUS	171	-	171
PHP	44,859	USD	43,604	1/5/2023	HUS	1,255	-	1,255
PHP	44,859	USD	43,562	1/5/2023	HUS	1,297	-	1,297
PHP	44,859	USD	44,314	1/5/2023	HUS	545	-	545
PHP	44,859	USD	44,630	1/5/2023	HUS	229	-	229
PHP	44,859	USD	44,686	1/5/2023	HUS	173	-	173
PHP	44,859	USD	44,641	1/5/2023	HUS	218	-	218
PHP	44,859	USD	44,639	1/5/2023	HUS	220	-	220
PHP	89,718	USD	87,184	1/5/2023	HUS	2,534	-	2,534
PHP	89,718	USD	89,259	1/5/2023	HUS	459	-	459
PHP	89,718	USD	89,269	1/5/2023	HUS	449	-	449
PHP	89,718	USD	89,267	1/5/2023	HUS	451	-	451
PHP	89,718	USD	89,260	1/5/2023	HUS	458	-	458
PHP	89,718	USD	89,321	1/5/2023	HUS	397	-	397
PHP	89,718	USD	89,350	1/5/2023	HUS	368	-	368
PHP	89,718	USD	89,324	1/5/2023	HUS	394	-	394
PHP	89,718	USD	89,382	1/5/2023	HUS	336	-	336
PHP	89,718	USD	89,417	1/5/2023	HUS	301	-	301
PHP	89,718	USD	85,986	1/5/2023	HUS	3,732	-	3,732
PHP	89,718	USD	89,283	1/5/2023	HUS	435	-	435
PHP	89,718	USD	89,382	1/5/2023	HUS	336	-	336
PHP	89,718	USD	89,222	1/5/2023	HUS	496	-	496
PHP	89,718	USD	89,286	1/5/2023	HUS	432	-	432
PHP	89,718	USD	89,270	1/5/2023	HUS	448	-	448
PHP	89,718	USD	89,264	1/5/2023	HUS	454	-	454
PHP	89,718	USD	89,382	1/5/2023	HUS	336	-	336
PHP	89,718	USD	89,316	1/5/2023	HUS	402	-	402
PHP	134,577	USD	131,996	1/5/2023	HUS	2,581	-	2,581
PHP	134,577	USD	134,071	1/5/2023	HUS	506	-	506
PHP	134,577	USD	134,049	1/5/2023	HUS	528	-	528
PHP	134,577	USD	133,926	1/5/2023	HUS	651	-	651

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
PHP	134,577	USD	133,933	1/5/2023	HUS	$644	$-	$644
PHP	134,577	USD	133,928	1/5/2023	HUS	649	-	649
PHP	134,577	USD	133,886	1/5/2023	HUS	691	-	691
PHP	134,577	USD	133,919	1/5/2023	HUS	658	-	658
PHP	134,577	USD	133,918	1/5/2023	HUS	659	-	659
PHP	134,577	USD	133,890	1/5/2023	HUS	687	-	687
PHP	134,577	USD	133,977	1/5/2023	HUS	600	-	600
PHP	134,577	USD	134,025	1/5/2023	HUS	552	-	552
PHP	134,577	USD	133,924	1/5/2023	HUS	653	-	653
PHP	134,577	USD	133,893	1/5/2023	HUS	684	-	684
PHP	134,577	USD	133,917	1/5/2023	HUS	660	-	660
PHP	134,577	USD	133,930	1/5/2023	HUS	647	-	647
PHP	134,577	USD	133,905	1/5/2023	HUS	672	-	672
PHP	134,577	USD	133,893	1/5/2023	HUS	684	-	684
PHP	134,577	USD	134,068	1/5/2023	HUS	509	-	509
CNY	143,861	USD	143,736	1/5/2023	HUS	125	-	125
CNY	143,861	USD	143,620	1/5/2023	HUS	241	-	241
CNY	143,861	USD	143,928	1/5/2023	HUS	-	(67)	(67)
CNY	143,861	USD	143,676	1/5/2023	HUS	185	-	185
PHP	179,435	USD	178,555	1/5/2023	HUS	880	-	880
PHP	179,435	USD	171,842	1/5/2023	HUS	7,593	-	7,593
PHP	179,435	USD	178,565	1/5/2023	HUS	870	-	870
PHP	179,435	USD	178,412	1/5/2023	HUS	1,023	-	1,023
CNY	215,792	USD	215,514	1/5/2023	HUS	278	-	278
PHP	224,294	USD	219,985	1/5/2023	HUS	4,309	-	4,309
PHP	224,294	USD	223,852	1/5/2023	HUS	442	-	442
PHP	224,294	USD	223,444	1/5/2023	HUS	850	-	850
PHP	224,294	USD	223,705	1/5/2023	HUS	589	-	589
PHP	269,153	USD	268,673	1/5/2023	HUS	480	-	480
PHP	269,153	USD	268,610	1/5/2023	HUS	543	-	543
PHP	269,153	USD	267,654	1/5/2023	HUS	1,499	-	1,499
PHP	269,153	USD	268,310	1/5/2023	HUS	843	-	843
PHP	269,153	USD	268,358	1/5/2023	HUS	795	-	795
PHP	269,153	USD	268,600	1/5/2023	HUS	553	-	553
PHP	269,153	USD	267,996	1/5/2023	HUS	1,157	-	1,157
CNY	287,722	USD	287,869	1/5/2023	HUS	-	(147)	(147)
CNY	287,722	USD	287,836	1/5/2023	HUS	-	(114)	(114)
CNY	287,722	USD	288,030	1/5/2023	HUS	-	(308)	(308)
CNY	287,722	USD	287,438	1/5/2023	HUS	284	-	284
PHP	314,012	USD	304,939	1/5/2023	HUS	9,073	-	9,073
PHP	314,012	USD	307,888	1/5/2023	HUS	6,124	-	6,124
PHP	314,012	USD	313,395	1/5/2023	HUS	617	-	617
PHP	314,012	USD	312,716	1/5/2023	HUS	1,296	-	1,296
PHP	314,012	USD	313,009	1/5/2023	HUS	1,003	-	1,003
PHP	314,012	USD	312,199	1/5/2023	HUS	1,813	-	1,813
PHP	314,012	USD	300,007	1/5/2023	HUS	14,005	-	14,005
PHP	314,012	USD	300,150	1/5/2023	HUS	13,862	-	13,862
PHP	314,012	USD	313,322	1/5/2023	HUS	690	-	690
PHP	358,871	USD	356,595	1/5/2023	HUS	2,276	-	2,276
PHP	358,871	USD	356,691	1/5/2023	HUS	2,180	-	2,180
PHP	358,871	USD	357,763	1/5/2023	HUS	1,108	-	1,108
PHP	358,871	USD	356,926	1/5/2023	HUS	1,945	-	1,945
PHP	358,871	USD	357,846	1/5/2023	HUS	1,025	-	1,025
CNY	359,653	USD	360,168	1/5/2023	HUS	-	(515)	(515)
PHP	403,730	USD	402,505	1/5/2023	HUS	1,225	-	1,225
PHP	403,730	USD	386,233	1/5/2023	HUS	17,497	-	17,497
CNY	431,584	USD	431,997	1/5/2023	HUS	-	(413)	(413)
CNY	431,584	USD	431,674	1/5/2023	HUS	-	(90)	(90)
CNY	431,584	USD	431,953	1/5/2023	HUS	-	(369)	(369)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
PHP	448,589	USD	435,352	1/5/2023	HUS	$13,237	$-	$13,237
PHP	448,589	USD	447,718	1/5/2023	HUS	871	-	871
PHP	448,589	USD	447,182	1/5/2023	HUS	1,407	-	1,407
PHP	493,447	USD	492,661	1/5/2023	HUS	786	-	786
PHP	493,447	USD	490,747	1/5/2023	HUS	2,700	-	2,700
PHP	538,306	USD	522,866	1/5/2023	HUS	15,440	-	15,440
PHP	538,306	USD	537,363	1/5/2023	HUS	943	-	943
PHP	538,306	USD	536,489	1/5/2023	HUS	1,817	-	1,817
PHP	538,306	USD	537,105	1/5/2023	HUS	1,201	-	1,201
CNY	575,445	USD	576,809	1/5/2023	HUS	-	(1,364)	(1,364)
PHP	583,165	USD	566,735	1/5/2023	HUS	16,430	-	16,430
PHP	583,165	USD	572,437	1/5/2023	HUS	10,728	-	10,728
PHP	583,165	USD	582,322	1/5/2023	HUS	843	-	843
PHP	583,165	USD	582,176	1/5/2023	HUS	989	-	989
PHP	583,165	USD	581,587	1/5/2023	HUS	1,578	-	1,578
PHP	628,024	USD	610,001	1/5/2023	HUS	18,023	-	18,023
PHP	628,024	USD	609,806	1/5/2023	HUS	18,218	-	18,218
PHP	628,024	USD	626,525	1/5/2023	HUS	1,499	-	1,499
PHP	628,024	USD	609,084	1/5/2023	HUS	18,940	-	18,940
PHP	672,883	USD	668,974	1/5/2023	HUS	3,909	-	3,909
PHP	762,601	USD	748,770	1/5/2023	HUS	13,831	-	13,831
PHP	762,601	USD	760,436	1/5/2023	HUS	2,165	-	2,165
CNY	791,237	USD	791,538	1/5/2023	HUS	-	(301)	(301)
PHP	852,318	USD	827,803	1/5/2023	HUS	24,515	-	24,515
PHP	897,177	USD	892,061	1/5/2023	HUS	5,116	-	5,116
CNY	935,098	USD	937,518	1/5/2023	HUS	-	(2,420)	(2,420)
PHP	942,036	USD	913,356	1/5/2023	HUS	28,680	-	28,680
PHP	942,036	USD	904,306	1/5/2023	HUS	37,730	-	37,730
PHP	942,036	USD	915,259	1/5/2023	HUS	26,777	-	26,777
CNY	1,007,029	USD	1,007,673	1/5/2023	HUS	-	(644)	(644)
CNY	1,007,029	USD	1,005,776	1/5/2023	HUS	1,253	-	1,253
PHP	1,031,754	USD	1,014,002	1/5/2023	HUS	17,752	-	17,752
CNY	1,078,959	USD	1,078,159	1/5/2023	HUS	800	-	800
CNY	1,150,890	USD	1,151,991	1/5/2023	HUS	-	(1,101)	(1,101)
CNY	1,150,890	USD	1,155,251	1/5/2023	HUS	-	(4,361)	(4,361)
CNY	1,222,821	USD	1,221,985	1/5/2023	HUS	836	-	836
PHP	1,256,048	USD	1,217,826	1/5/2023	HUS	38,222	-	38,222
CNY	1,294,751	USD	1,292,565	1/5/2023	HUS	2,186	-	2,186
CNY	1,510,543	USD	1,509,597	1/5/2023	HUS	946	-	946
CNY	1,798,265	USD	1,802,295	1/5/2023	HUS	-	(4,030)	(4,030)
PHP	2,242,943	USD	2,228,550	1/5/2023	HUS	14,393	-	14,393
PHP	2,422,378	USD	2,410,112	1/5/2023	HUS	12,266	-	12,266
CNY	2,589,502	USD	2,589,891	1/5/2023	HUS	-	(389)	(389)
CNY	3,021,086	USD	3,030,216	1/5/2023	HUS	-	(9,130)	(9,130)
CNY	3,956,184	USD	3,968,884	1/5/2023	HUS	-	(12,700)	(12,700)
CNY	14,242,262	USD	14,246,244	1/5/2023	HUS	-	(3,982)	(3,982)
USD	26,739,850	CNY	27,333,635	1/5/2023	HUS	-	(593,785)	(593,785)
USD	19,535,143	PHP	20,660,218	1/5/2023	HUS	-	(1,125,075)	(1,125,075)
USD	15,934,950	PHP	16,796,925	1/5/2023	HUS	-	(861,975)	(861,975)
USD	2,172,420	CNY	2,229,849	1/5/2023	HUS	-	(57,429)	(57,429)
USD	1,457,200	CNY	1,510,543	1/5/2023	HUS	-	(53,343)	(53,343)
USD	1,318,987	CNY	1,366,682	1/5/2023	HUS	-	(47,695)	(47,695)
USD	1,054,941	CNY	1,078,959	1/5/2023	HUS	-	(24,018)	(24,018)
USD	771,898	CNY	791,237	1/5/2023	HUS	-	(19,339)	(19,339)
USD	638,987	CNY	647,376	1/5/2023	HUS	-	(8,389)	(8,389)
USD	561,506	CNY	575,445	1/5/2023	HUS	-	(13,939)	(13,939)
USD	558,449	CNY	575,445	1/5/2023	HUS	-	(16,996)	(16,996)
USD	492,493	CNY	503,514	1/5/2023	HUS	-	(11,021)	(11,021)
USD	490,739	CNY	503,514	1/5/2023	HUS	-	(12,775)	(12,775)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	491,967	CNY	503,514	1/5/2023	HUS	$-	$(11,547)	$(11,547)
USD	424,911	CNY	431,584	1/5/2023	HUS	-	(6,673)	(6,673)
USD	425,484	CNY	431,584	1/5/2023	HUS	-	(6,100)	(6,100)
USD	350,611	CNY	359,653	1/5/2023	HUS	-	(9,042)	(9,042)
USD	351,895	CNY	359,653	1/5/2023	HUS	-	(7,758)	(7,758)
USD	281,630	CNY	287,722	1/5/2023	HUS	-	(6,092)	(6,092)
USD	281,377	CNY	287,722	1/5/2023	HUS	-	(6,345)	(6,345)
USD	279,251	CNY	287,722	1/5/2023	HUS	-	(8,471)	(8,471)
USD	210,704	CNY	215,792	1/5/2023	HUS	-	(5,088)	(5,088)
USD	211,095	CNY	215,792	1/5/2023	HUS	-	(4,697)	(4,697)
USD	142,118	CNY	143,861	1/5/2023	HUS	-	(1,743)	(1,743)
USD	140,619	CNY	143,861	1/5/2023	HUS	-	(3,242)	(3,242)
USD	130,832	PHP	134,577	1/5/2023	HUS	-	(3,745)	(3,745)
USD	70,245	CNY	71,931	1/5/2023	HUS	-	(1,686)	(1,686)
USD	70,355	CNY	71,931	1/5/2023	HUS	-	(1,576)	(1,576)
USD	43,469	PHP	44,859	1/5/2023	HUS	-	(1,390)	(1,390)
USD	43,463	PHP	44,859	1/5/2023	HUS	-	(1,396)	(1,396)
CNY	18,919,269	USD	18,927,127	1/6/2023	HUS	-	(7,858)	(7,858)
USD	18,320,632	CNY	18,919,269	1/6/2023	HUS	-	(598,637)	(598,637)
KRW	79,088	USD	75,368	1/10/2023	HUS	3,720	-	3,720
KRW	79,088	USD	77,052	1/10/2023	HUS	2,036	-	2,036
KRW	79,088	USD	76,965	1/10/2023	HUS	2,123	-	2,123
KRW	79,088	USD	77,111	1/10/2023	HUS	1,977	-	1,977
KRW	79,088	USD	76,619	1/10/2023	HUS	2,469	-	2,469
KRW	79,088	USD	77,087	1/10/2023	HUS	2,001	-	2,001
KRW	79,088	USD	77,069	1/10/2023	HUS	2,019	-	2,019
KRW	79,088	USD	76,772	1/10/2023	HUS	2,316	-	2,316
KRW	79,088	USD	75,924	1/10/2023	HUS	3,164	-	3,164
KRW	79,088	USD	77,830	1/10/2023	HUS	1,258	-	1,258
KRW	79,088	USD	77,002	1/10/2023	HUS	2,086	-	2,086
KRW	79,088	USD	76,939	1/10/2023	HUS	2,149	-	2,149
KRW	79,088	USD	76,891	1/10/2023	HUS	2,197	-	2,197
KRW	79,088	USD	76,962	1/10/2023	HUS	2,126	-	2,126
KRW	79,088	USD	76,937	1/10/2023	HUS	2,151	-	2,151
KRW	79,088	USD	75,495	1/10/2023	HUS	3,593	-	3,593
KRW	79,088	USD	77,280	1/10/2023	HUS	1,808	-	1,808
KRW	79,088	USD	77,426	1/10/2023	HUS	1,662	-	1,662
KRW	158,176	USD	153,386	1/10/2023	HUS	4,790	-	4,790
KRW	158,176	USD	154,198	1/10/2023	HUS	3,978	-	3,978
KRW	158,176	USD	154,102	1/10/2023	HUS	4,074	-	4,074
KRW	158,176	USD	153,990	1/10/2023	HUS	4,186	-	4,186
KRW	158,176	USD	153,837	1/10/2023	HUS	4,339	-	4,339
KRW	158,176	USD	154,218	1/10/2023	HUS	3,958	-	3,958
KRW	158,176	USD	154,077	1/10/2023	HUS	4,099	-	4,099
KRW	158,176	USD	154,055	1/10/2023	HUS	4,121	-	4,121
KRW	158,176	USD	153,296	1/10/2023	HUS	4,880	-	4,880
KRW	158,176	USD	153,664	1/10/2023	HUS	4,512	-	4,512
KRW	158,176	USD	151,367	1/10/2023	HUS	6,809	-	6,809
KRW	158,176	USD	151,959	1/10/2023	HUS	6,217	-	6,217
KRW	158,176	USD	156,256	1/10/2023	HUS	1,920	-	1,920
KRW	158,176	USD	156,132	1/10/2023	HUS	2,044	-	2,044
KRW	158,176	USD	155,854	1/10/2023	HUS	2,322	-	2,322
KRW	158,176	USD	156,046	1/10/2023	HUS	2,130	-	2,130
KRW	158,176	USD	153,747	1/10/2023	HUS	4,429	-	4,429
KRW	158,176	USD	153,554	1/10/2023	HUS	4,622	-	4,622
KRW	158,176	USD	153,643	1/10/2023	HUS	4,533	-	4,533
KRW	158,176	USD	154,049	1/10/2023	HUS	4,127	-	4,127
KRW	158,176	USD	153,841	1/10/2023	HUS	4,335	-	4,335
KRW	158,176	USD	153,688	1/10/2023	HUS	4,488	-	4,488

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
KRW	158,176	USD	154,365	1/10/2023	HUS	$3,811	$-	$3,811
KRW	158,176	USD	154,869	1/10/2023	HUS	3,307	-	3,307
KRW	237,264	USD	231,012	1/10/2023	HUS	6,252	-	6,252
KRW	237,264	USD	231,334	1/10/2023	HUS	5,930	-	5,930
KRW	237,264	USD	231,284	1/10/2023	HUS	5,980	-	5,980
KRW	237,264	USD	232,618	1/10/2023	HUS	4,646	-	4,646
KRW	237,264	USD	231,421	1/10/2023	HUS	5,843	-	5,843
KRW	237,264	USD	231,208	1/10/2023	HUS	6,056	-	6,056
KRW	237,264	USD	231,351	1/10/2023	HUS	5,913	-	5,913
KRW	237,264	USD	231,279	1/10/2023	HUS	5,985	-	5,985
KRW	237,264	USD	232,488	1/10/2023	HUS	4,776	-	4,776
KRW	237,264	USD	235,572	1/10/2023	HUS	1,692	-	1,692
KRW	237,264	USD	234,229	1/10/2023	HUS	3,035	-	3,035
KRW	237,264	USD	234,220	1/10/2023	HUS	3,044	-	3,044
KRW	237,264	USD	233,801	1/10/2023	HUS	3,463	-	3,463
KRW	237,264	USD	230,681	1/10/2023	HUS	6,583	-	6,583
KRW	237,264	USD	230,913	1/10/2023	HUS	6,351	-	6,351
KRW	237,264	USD	226,553	1/10/2023	HUS	10,711	-	10,711
KRW	237,264	USD	236,333	1/10/2023	HUS	931	-	931
KRW	316,352	USD	307,678	1/10/2023	HUS	8,674	-	8,674
KRW	316,352	USD	307,506	1/10/2023	HUS	8,846	-	8,846
KRW	316,352	USD	307,945	1/10/2023	HUS	8,407	-	8,407
KRW	316,352	USD	302,872	1/10/2023	HUS	13,480	-	13,480
KRW	316,352	USD	301,973	1/10/2023	HUS	14,379	-	14,379
KRW	316,352	USD	313,910	1/10/2023	HUS	2,442	-	2,442
KRW	316,352	USD	313,514	1/10/2023	HUS	2,838	-	2,838
KRW	316,352	USD	313,968	1/10/2023	HUS	2,384	-	2,384
KRW	316,352	USD	307,293	1/10/2023	HUS	9,059	-	9,059
KRW	316,352	USD	307,468	1/10/2023	HUS	8,884	-	8,884
KRW	316,352	USD	307,446	1/10/2023	HUS	8,906	-	8,906
KRW	316,352	USD	316,132	1/10/2023	HUS	220	-	220
KRW	316,352	USD	315,534	1/10/2023	HUS	818	-	818
KRW	395,440	USD	385,258	1/10/2023	HUS	10,182	-	10,182
KRW	395,440	USD	383,944	1/10/2023	HUS	11,496	-	11,496
KRW	395,440	USD	382,572	1/10/2023	HUS	12,868	-	12,868
KRW	395,440	USD	389,329	1/10/2023	HUS	6,111	-	6,111
KRW	395,440	USD	389,803	1/10/2023	HUS	5,637	-	5,637
KRW	395,440	USD	384,953	1/10/2023	HUS	10,487	-	10,487
KRW	474,528	USD	460,447	1/10/2023	HUS	14,081	-	14,081
KRW	474,528	USD	461,866	1/10/2023	HUS	12,662	-	12,662
KRW	474,528	USD	457,718	1/10/2023	HUS	16,810	-	16,810
KRW	474,528	USD	471,502	1/10/2023	HUS	3,026	-	3,026
KRW	553,616	USD	533,187	1/10/2023	HUS	20,429	-	20,429
KRW	553,616	USD	548,684	1/10/2023	HUS	4,932	-	4,932
KRW	553,616	USD	549,446	1/10/2023	HUS	4,170	-	4,170
KRW	632,704	USD	610,525	1/10/2023	HUS	22,179	-	22,179
KRW	632,704	USD	627,798	1/10/2023	HUS	4,906	-	4,906
KRW	1,028,144	USD	1,027,815	1/10/2023	HUS	329	-	329
KRW	13,128,608	USD	13,112,941	1/10/2023	HUS	15,667	-	15,667
USD	31,066,277	KRW	34,561,457	1/10/2023	HUS	-	(3,495,180)	(3,495,180)
USD	148,487	KRW	158,176	1/10/2023	HUS	-	(9,689)	(9,689)
USD	52,455,745	EUR	52,641,074	1/12/2023	HUS	-	(185,329)	(185,329)
USD	34,505,930	KRW	35,997,078	1/12/2023	HUS	-	(1,491,148)	(1,491,148)
CNY	33,180,892	USD	33,132,097	1/13/2023	HUS	48,795	-	48,795
USD	18,886,352	CNY	18,929,663	1/13/2023	HUS	-	(43,311)	(43,311)
USD	14,221,686	CNY	14,251,229	1/13/2023	HUS	-	(29,543)	(29,543)
PHP	44,839	USD	44,562	1/17/2023	HUS	277	-	277
PHP	44,839	USD	44,576	1/17/2023	HUS	263	-	263
PHP	44,839	USD	44,553	1/17/2023	HUS	286	-	286

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
PHP	44,839	USD	44,845	1/17/2023	HUS	$-	$(6)	$(6)
PHP	44,839	USD	45,112	1/17/2023	HUS	-	(273)	(273)
PHP	44,839	USD	45,109	1/17/2023	HUS	-	(270)	(270)
PHP	44,839	USD	45,088	1/17/2023	HUS	-	(249)	(249)
PHP	44,839	USD	45,145	1/17/2023	HUS	-	(306)	(306)
PHP	44,839	USD	45,118	1/17/2023	HUS	-	(279)	(279)
PHP	44,839	USD	45,124	1/17/2023	HUS	-	(285)	(285)
PHP	44,839	USD	45,118	1/17/2023	HUS	-	(279)	(279)
PHP	44,839	USD	45,170	1/17/2023	HUS	-	(331)	(331)
PHP	44,839	USD	45,171	1/17/2023	HUS	-	(332)	(332)
PHP	44,839	USD	45,166	1/17/2023	HUS	-	(327)	(327)
PHP	44,839	USD	45,171	1/17/2023	HUS	-	(332)	(332)
PHP	44,839	USD	45,172	1/17/2023	HUS	-	(333)	(333)
PHP	44,839	USD	45,380	1/17/2023	HUS	-	(541)	(541)
PHP	44,839	USD	44,887	1/17/2023	HUS	-	(48)	(48)
PHP	44,839	USD	45,038	1/17/2023	HUS	-	(199)	(199)
PHP	44,839	USD	44,945	1/17/2023	HUS	-	(106)	(106)
PHP	44,839	USD	44,932	1/17/2023	HUS	-	(93)	(93)
PHP	44,839	USD	44,987	1/17/2023	HUS	-	(148)	(148)
PHP	44,839	USD	44,767	1/17/2023	HUS	72	-	72
PHP	44,839	USD	44,883	1/17/2023	HUS	-	(44)	(44)
PHP	44,839	USD	45,258	1/17/2023	HUS	-	(419)	(419)
PHP	44,839	USD	45,252	1/17/2023	HUS	-	(413)	(413)
PHP	44,839	USD	45,256	1/17/2023	HUS	-	(417)	(417)
PHP	44,839	USD	45,255	1/17/2023	HUS	-	(416)	(416)
PHP	44,839	USD	45,179	1/17/2023	HUS	-	(340)	(340)
PHP	44,839	USD	45,256	1/17/2023	HUS	-	(417)	(417)
PHP	44,839	USD	45,232	1/17/2023	HUS	-	(393)	(393)
PHP	44,839	USD	45,279	1/17/2023	HUS	-	(440)	(440)
PHP	44,839	USD	45,268	1/17/2023	HUS	-	(429)	(429)
PHP	44,839	USD	45,261	1/17/2023	HUS	-	(422)	(422)
PHP	44,839	USD	45,271	1/17/2023	HUS	-	(432)	(432)
PHP	44,839	USD	45,195	1/17/2023	HUS	-	(356)	(356)
PHP	44,839	USD	45,194	1/17/2023	HUS	-	(355)	(355)
PHP	44,839	USD	45,184	1/17/2023	HUS	-	(345)	(345)
PHP	44,839	USD	45,202	1/17/2023	HUS	-	(363)	(363)
PHP	44,839	USD	45,197	1/17/2023	HUS	-	(358)	(358)
PHP	44,839	USD	45,302	1/17/2023	HUS	-	(463)	(463)
PHP	44,839	USD	45,301	1/17/2023	HUS	-	(462)	(462)
PHP	44,839	USD	45,393	1/17/2023	HUS	-	(554)	(554)
PHP	44,839	USD	45,378	1/17/2023	HUS	-	(539)	(539)
PHP	44,839	USD	45,257	1/17/2023	HUS	-	(418)	(418)
PHP	44,839	USD	45,214	1/17/2023	HUS	-	(375)	(375)
PHP	44,839	USD	45,212	1/17/2023	HUS	-	(373)	(373)
PHP	44,839	USD	45,260	1/17/2023	HUS	-	(421)	(421)
PHP	44,839	USD	45,254	1/17/2023	HUS	-	(415)	(415)
PHP	44,839	USD	45,230	1/17/2023	HUS	-	(391)	(391)
PHP	44,839	USD	45,259	1/17/2023	HUS	-	(420)	(420)
PHP	44,839	USD	45,259	1/17/2023	HUS	-	(420)	(420)
PHP	44,839	USD	45,264	1/17/2023	HUS	-	(425)	(425)
PHP	44,839	USD	45,258	1/17/2023	HUS	-	(419)	(419)
PHP	44,839	USD	45,208	1/17/2023	HUS	-	(369)	(369)
PHP	44,839	USD	45,273	1/17/2023	HUS	-	(434)	(434)
PHP	44,839	USD	45,277	1/17/2023	HUS	-	(438)	(438)
PHP	44,839	USD	45,198	1/17/2023	HUS	-	(359)	(359)
PHP	44,839	USD	45,204	1/17/2023	HUS	-	(365)	(365)
PHP	44,839	USD	45,188	1/17/2023	HUS	-	(349)	(349)
PHP	44,839	USD	45,183	1/17/2023	HUS	-	(344)	(344)
PHP	44,839	USD	45,187	1/17/2023	HUS	-	(348)	(348)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
PHP	44,839	USD	45,210	1/17/2023	HUS	$-	$(371)	$(371)
PHP	44,839	USD	45,212	1/17/2023	HUS	-	(373)	(373)
PHP	44,839	USD	45,210	1/17/2023	HUS	-	(371)	(371)
PHP	44,839	USD	45,201	1/17/2023	HUS	-	(362)	(362)
PHP	44,839	USD	44,989	1/17/2023	HUS	-	(150)	(150)
PHP	44,839	USD	44,997	1/17/2023	HUS	-	(158)	(158)
PHP	44,839	USD	44,998	1/17/2023	HUS	-	(159)	(159)
PHP	44,839	USD	45,004	1/17/2023	HUS	-	(165)	(165)
PHP	44,839	USD	44,920	1/17/2023	HUS	-	(81)	(81)
PHP	44,839	USD	44,963	1/17/2023	HUS	-	(124)	(124)
PHP	44,839	USD	44,932	1/17/2023	HUS	-	(93)	(93)
PHP	44,839	USD	44,964	1/17/2023	HUS	-	(125)	(125)
PHP	44,839	USD	44,982	1/17/2023	HUS	-	(143)	(143)
PHP	44,839	USD	44,988	1/17/2023	HUS	-	(149)	(149)
PHP	44,839	USD	45,000	1/17/2023	HUS	-	(161)	(161)
KRW	79,100	USD	78,980	1/17/2023	HUS	120	-	120
KRW	79,100	USD	79,002	1/17/2023	HUS	98	-	98
PHP	89,678	USD	89,174	1/17/2023	HUS	504	-	504
PHP	89,678	USD	89,139	1/17/2023	HUS	539	-	539
PHP	89,678	USD	89,117	1/17/2023	HUS	561	-	561
PHP	89,678	USD	89,146	1/17/2023	HUS	532	-	532
PHP	89,678	USD	89,614	1/17/2023	HUS	64	-	64
PHP	89,678	USD	89,656	1/17/2023	HUS	22	-	22
PHP	89,678	USD	89,651	1/17/2023	HUS	27	-	27
PHP	89,678	USD	89,656	1/17/2023	HUS	22	-	22
PHP	89,678	USD	89,658	1/17/2023	HUS	20	-	20
PHP	89,678	USD	89,707	1/17/2023	HUS	-	(29)	(29)
PHP	89,678	USD	89,725	1/17/2023	HUS	-	(47)	(47)
PHP	89,678	USD	89,692	1/17/2023	HUS	-	(14)	(14)
PHP	89,678	USD	90,139	1/17/2023	HUS	-	(461)	(461)
PHP	89,678	USD	90,333	1/17/2023	HUS	-	(655)	(655)
PHP	89,678	USD	89,753	1/17/2023	HUS	-	(75)	(75)
PHP	89,678	USD	89,529	1/17/2023	HUS	149	-	149
PHP	89,678	USD	89,692	1/17/2023	HUS	-	(14)	(14)
PHP	89,678	USD	89,629	1/17/2023	HUS	49	-	49
PHP	89,678	USD	89,687	1/17/2023	HUS	-	(9)	(9)
PHP	89,678	USD	89,655	1/17/2023	HUS	23	-	23
PHP	89,678	USD	90,445	1/17/2023	HUS	-	(767)	(767)
PHP	89,678	USD	90,386	1/17/2023	HUS	-	(708)	(708)
PHP	89,678	USD	90,437	1/17/2023	HUS	-	(759)	(759)
PHP	89,678	USD	90,453	1/17/2023	HUS	-	(775)	(775)
PHP	89,678	USD	90,488	1/17/2023	HUS	-	(810)	(810)
PHP	89,678	USD	90,400	1/17/2023	HUS	-	(722)	(722)
PHP	89,678	USD	90,444	1/17/2023	HUS	-	(766)	(766)
PHP	134,517	USD	133,728	1/17/2023	HUS	789	-	789
PHP	134,517	USD	133,768	1/17/2023	HUS	749	-	749
PHP	134,517	USD	133,730	1/17/2023	HUS	787	-	787
PHP	134,517	USD	133,711	1/17/2023	HUS	806	-	806
PHP	134,517	USD	134,445	1/17/2023	HUS	72	-	72
PHP	134,517	USD	134,517	1/17/2023	HUS	-	-	-
PHP	134,517	USD	134,633	1/17/2023	HUS	-	(116)	(116)
PHP	134,517	USD	134,628	1/17/2023	HUS	-	(111)	(111)
PHP	134,517	USD	135,831	1/17/2023	HUS	-	(1,314)	(1,314)
PHP	134,517	USD	134,545	1/17/2023	HUS	-	(28)	(28)
PHP	134,517	USD	134,632	1/17/2023	HUS	-	(115)	(115)
PHP	134,517	USD	134,319	1/17/2023	HUS	198	-	198
PHP	134,517	USD	134,286	1/17/2023	HUS	231	-	231
KRW	158,199	USD	157,582	1/17/2023	HUS	617	-	617
KRW	158,199	USD	157,676	1/17/2023	HUS	523	-	523

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
PHP	179,356	USD	178,282	1/17/2023	HUS	$1,074	$-	$1,074
PHP	179,356	USD	178,444	1/17/2023	HUS	912	-	912
PHP	179,356	USD	178,320	1/17/2023	HUS	1,036	-	1,036
PHP	179,356	USD	179,272	1/17/2023	HUS	84	-	84
PHP	179,356	USD	178,412	1/17/2023	HUS	944	-	944
PHP	179,356	USD	180,724	1/17/2023	HUS	-	(1,368)	(1,368)
PHP	179,356	USD	179,321	1/17/2023	HUS	35	-	35
PHP	179,356	USD	178,878	1/17/2023	HUS	478	-	478
PHP	224,195	USD	222,888	1/17/2023	HUS	1,307	-	1,307
PHP	224,195	USD	223,023	1/17/2023	HUS	1,172	-	1,172
PHP	224,195	USD	222,947	1/17/2023	HUS	1,248	-	1,248
PHP	224,195	USD	223,015	1/17/2023	HUS	1,180	-	1,180
PHP	224,195	USD	224,388	1/17/2023	HUS	-	(193)	(193)
PHP	224,195	USD	224,210	1/17/2023	HUS	-	(15)	(15)
PHP	224,195	USD	224,127	1/17/2023	HUS	68	-	68
PHP	224,195	USD	222,825	1/17/2023	HUS	1,370	-	1,370
PHP	224,195	USD	223,569	1/17/2023	HUS	626	-	626
PHP	224,195	USD	223,914	1/17/2023	HUS	281	-	281
KRW	237,299	USD	236,817	1/17/2023	HUS	482	-	482
KRW	237,299	USD	236,849	1/17/2023	HUS	450	-	450
KRW	237,299	USD	236,436	1/17/2023	HUS	863	-	863
KRW	237,299	USD	236,373	1/17/2023	HUS	926	-	926
KRW	237,299	USD	236,649	1/17/2023	HUS	650	-	650
PHP	269,034	USD	267,461	1/17/2023	HUS	1,573	-	1,573
PHP	269,034	USD	267,623	1/17/2023	HUS	1,411	-	1,411
PHP	269,034	USD	267,237	1/17/2023	HUS	1,797	-	1,797
PHP	269,034	USD	267,313	1/17/2023	HUS	1,721	-	1,721
PHP	269,034	USD	267,561	1/17/2023	HUS	1,473	-	1,473
PHP	269,034	USD	270,944	1/17/2023	HUS	-	(1,910)	(1,910)
PHP	269,034	USD	268,673	1/17/2023	HUS	361	-	361
PHP	269,034	USD	269,131	1/17/2023	HUS	-	(97)	(97)
PHP	269,034	USD	268,918	1/17/2023	HUS	116	-	116
PHP	313,873	USD	312,232	1/17/2023	HUS	1,641	-	1,641
PHP	313,873	USD	312,054	1/17/2023	HUS	1,819	-	1,819
PHP	313,873	USD	313,875	1/17/2023	HUS	-	(2)	(2)
PHP	313,873	USD	312,204	1/17/2023	HUS	1,669	-	1,669
PHP	313,873	USD	314,112	1/17/2023	HUS	-	(239)	(239)
KRW	316,399	USD	315,891	1/17/2023	HUS	508	-	508
KRW	316,399	USD	315,824	1/17/2023	HUS	575	-	575
KRW	316,399	USD	315,682	1/17/2023	HUS	717	-	717
KRW	316,399	USD	315,181	1/17/2023	HUS	1,218	-	1,218
PHP	358,712	USD	356,620	1/17/2023	HUS	2,092	-	2,092
PHP	358,712	USD	357,622	1/17/2023	HUS	1,090	-	1,090
KRW	395,499	USD	393,940	1/17/2023	HUS	1,559	-	1,559
KRW	395,499	USD	395,323	1/17/2023	HUS	176	-	176
KRW	395,499	USD	394,255	1/17/2023	HUS	1,244	-	1,244
KRW	395,499	USD	394,018	1/17/2023	HUS	1,481	-	1,481
PHP	403,551	USD	402,865	1/17/2023	HUS	686	-	686
KRW	474,598	USD	472,642	1/17/2023	HUS	1,956	-	1,956
KRW	474,598	USD	472,910	1/17/2023	HUS	1,688	-	1,688
KRW	474,598	USD	472,671	1/17/2023	HUS	1,927	-	1,927
KRW	474,598	USD	473,656	1/17/2023	HUS	942	-	942
KRW	474,598	USD	472,655	1/17/2023	HUS	1,943	-	1,943
KRW	553,698	USD	553,447	1/17/2023	HUS	251	-	251
KRW	553,698	USD	551,589	1/17/2023	HUS	2,109	-	2,109
KRW	553,698	USD	552,554	1/17/2023	HUS	1,144	-	1,144
PHP	650,166	USD	652,061	1/17/2023	HUS	-	(1,895)	(1,895)
PHP	1,277,912	USD	1,282,120	1/17/2023	HUS	-	(4,208)	(4,208)
PHP	1,793,561	USD	1,798,621	1/17/2023	HUS	-	(5,060)	(5,060)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
PHP	1,838,400	USD	1,845,892	1/17/2023	HUS	$-	$(7,492)	$(7,492)
PHP	1,972,917	USD	1,976,959	1/17/2023	HUS	-	(4,042)	(4,042)
USD	21,708,966	PHP	21,746,929	1/17/2023	HUS	-	(37,963)	(37,963)
USD	8,074,464	KRW	8,542,770	1/17/2023	HUS	-	(468,306)	(468,306)
USD	1,924,030	PHP	1,928,078	1/17/2023	HUS	-	(4,048)	(4,048)
USD	135,927	PHP	134,517	1/17/2023	HUS	1,410	-	1,410
USD	132,280	PHP	134,517	1/17/2023	HUS	-	(2,237)	(2,237)
CLP	58,832	USD	55,873	1/26/2023	HUS	2,959	-	2,959
CLP	58,832	USD	55,889	1/26/2023	HUS	2,943	-	2,943
CLP	58,832	USD	55,838	1/26/2023	HUS	2,994	-	2,994
CLP	58,832	USD	55,783	1/26/2023	HUS	3,049	-	3,049
CLP	58,832	USD	55,687	1/26/2023	HUS	3,145	-	3,145
CLP	58,832	USD	55,701	1/26/2023	HUS	3,131	-	3,131
CLP	58,832	USD	55,172	1/26/2023	HUS	3,660	-	3,660
CLP	58,832	USD	55,529	1/26/2023	HUS	3,303	-	3,303
CLP	58,832	USD	54,966	1/26/2023	HUS	3,866	-	3,866
CLP	58,832	USD	55,061	1/26/2023	HUS	3,771	-	3,771
CLP	58,832	USD	54,914	1/26/2023	HUS	3,918	-	3,918
CLP	58,832	USD	54,921	1/26/2023	HUS	3,911	-	3,911
CLP	58,832	USD	54,765	1/26/2023	HUS	4,067	-	4,067
CLP	58,832	USD	54,770	1/26/2023	HUS	4,062	-	4,062
CLP	58,832	USD	54,779	1/26/2023	HUS	4,053	-	4,053
CLP	58,832	USD	54,787	1/26/2023	HUS	4,045	-	4,045
CLP	58,832	USD	54,766	1/26/2023	HUS	4,066	-	4,066
CLP	58,832	USD	54,689	1/26/2023	HUS	4,143	-	4,143
CLP	58,832	USD	54,791	1/26/2023	HUS	4,041	-	4,041
CLP	58,832	USD	54,767	1/26/2023	HUS	4,065	-	4,065
CLP	58,832	USD	54,942	1/26/2023	HUS	3,890	-	3,890
CLP	58,832	USD	54,699	1/26/2023	HUS	4,133	-	4,133
CLP	58,832	USD	54,725	1/26/2023	HUS	4,107	-	4,107
CLP	58,832	USD	54,724	1/26/2023	HUS	4,108	-	4,108
CLP	58,832	USD	54,666	1/26/2023	HUS	4,166	-	4,166
CLP	58,832	USD	54,641	1/26/2023	HUS	4,191	-	4,191
CLP	58,832	USD	54,679	1/26/2023	HUS	4,153	-	4,153
CLP	58,832	USD	54,691	1/26/2023	HUS	4,141	-	4,141
CLP	58,832	USD	54,682	1/26/2023	HUS	4,150	-	4,150
CLP	58,832	USD	54,747	1/26/2023	HUS	4,085	-	4,085
CLP	58,832	USD	54,796	1/26/2023	HUS	4,036	-	4,036
CLP	58,832	USD	54,837	1/26/2023	HUS	3,995	-	3,995
CLP	58,832	USD	54,831	1/26/2023	HUS	4,001	-	4,001
CLP	58,832	USD	54,831	1/26/2023	HUS	4,001	-	4,001
CLP	58,832	USD	54,842	1/26/2023	HUS	3,990	-	3,990
CLP	58,832	USD	54,821	1/26/2023	HUS	4,011	-	4,011
CLP	58,832	USD	54,691	1/26/2023	HUS	4,141	-	4,141
CLP	58,832	USD	54,699	1/26/2023	HUS	4,133	-	4,133
CLP	58,832	USD	55,644	1/26/2023	HUS	3,188	-	3,188
CLP	58,832	USD	55,376	1/26/2023	HUS	3,456	-	3,456
CLP	58,832	USD	55,254	1/26/2023	HUS	3,578	-	3,578
CLP	58,832	USD	55,305	1/26/2023	HUS	3,527	-	3,527
CLP	58,832	USD	56,153	1/26/2023	HUS	2,679	-	2,679
CLP	58,832	USD	56,153	1/26/2023	HUS	2,679	-	2,679
CLP	58,832	USD	56,156	1/26/2023	HUS	2,676	-	2,676
CLP	58,832	USD	56,216	1/26/2023	HUS	2,616	-	2,616
CLP	58,832	USD	56,205	1/26/2023	HUS	2,627	-	2,627
CLP	58,832	USD	56,023	1/26/2023	HUS	2,809	-	2,809
CLP	58,832	USD	56,017	1/26/2023	HUS	2,815	-	2,815
CLP	58,832	USD	55,971	1/26/2023	HUS	2,861	-	2,861
CLP	58,832	USD	56,002	1/26/2023	HUS	2,830	-	2,830
CLP	58,832	USD	55,827	1/26/2023	HUS	3,005	-	3,005

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
CLP	58,832	USD	56,023	1/26/2023	HUS	$2,809	$-	$2,809
CLP	58,832	USD	56,100	1/26/2023	HUS	2,732	-	2,732
CLP	58,832	USD	56,245	1/26/2023	HUS	2,587	-	2,587
CLP	58,832	USD	56,279	1/26/2023	HUS	2,553	-	2,553
CLP	58,832	USD	56,216	1/26/2023	HUS	2,616	-	2,616
CLP	58,832	USD	56,286	1/26/2023	HUS	2,546	-	2,546
CLP	58,832	USD	56,223	1/26/2023	HUS	2,609	-	2,609
CLP	58,832	USD	56,211	1/26/2023	HUS	2,621	-	2,621
CLP	58,832	USD	56,285	1/26/2023	HUS	2,547	-	2,547
CLP	58,832	USD	56,211	1/26/2023	HUS	2,621	-	2,621
CLP	58,832	USD	56,422	1/26/2023	HUS	2,410	-	2,410
CLP	58,832	USD	56,367	1/26/2023	HUS	2,465	-	2,465
CLP	58,832	USD	56,122	1/26/2023	HUS	2,710	-	2,710
CLP	58,832	USD	55,990	1/26/2023	HUS	2,842	-	2,842
CLP	58,832	USD	55,993	1/26/2023	HUS	2,839	-	2,839
CLP	58,832	USD	55,903	1/26/2023	HUS	2,929	-	2,929
CLP	58,832	USD	56,071	1/26/2023	HUS	2,761	-	2,761
CLP	58,832	USD	52,853	1/26/2023	HUS	5,979	-	5,979
CLP	58,832	USD	53,041	1/26/2023	HUS	5,791	-	5,791
CLP	58,832	USD	52,985	1/26/2023	HUS	5,847	-	5,847
CLP	58,832	USD	53,038	1/26/2023	HUS	5,794	-	5,794
CLP	58,832	USD	53,034	1/26/2023	HUS	5,798	-	5,798
CLP	58,832	USD	53,043	1/26/2023	HUS	5,789	-	5,789
CLP	58,832	USD	53,052	1/26/2023	HUS	5,780	-	5,780
CLP	58,832	USD	53,034	1/26/2023	HUS	5,798	-	5,798
CLP	58,832	USD	53,010	1/26/2023	HUS	5,822	-	5,822
CLP	58,832	USD	53,155	1/26/2023	HUS	5,677	-	5,677
CLP	58,832	USD	55,042	1/26/2023	HUS	3,790	-	3,790
CLP	58,832	USD	53,159	1/26/2023	HUS	5,673	-	5,673
CLP	58,832	USD	53,104	1/26/2023	HUS	5,728	-	5,728
CLP	58,832	USD	54,932	1/26/2023	HUS	3,900	-	3,900
CLP	58,832	USD	54,933	1/26/2023	HUS	3,899	-	3,899
CLP	58,832	USD	54,906	1/26/2023	HUS	3,926	-	3,926
CLP	58,832	USD	54,883	1/26/2023	HUS	3,949	-	3,949
CLP	58,832	USD	54,920	1/26/2023	HUS	3,912	-	3,912
CLP	58,832	USD	54,808	1/26/2023	HUS	4,024	-	4,024
CLP	58,832	USD	54,883	1/26/2023	HUS	3,949	-	3,949
CLP	58,832	USD	54,886	1/26/2023	HUS	3,946	-	3,946
CLP	58,832	USD	54,701	1/26/2023	HUS	4,131	-	4,131
CLP	58,832	USD	54,653	1/26/2023	HUS	4,179	-	4,179
CLP	58,832	USD	53,038	1/26/2023	HUS	5,794	-	5,794
CLP	58,832	USD	53,003	1/26/2023	HUS	5,829	-	5,829
CLP	58,832	USD	53,272	1/26/2023	HUS	5,560	-	5,560
CLP	58,832	USD	54,759	1/26/2023	HUS	4,073	-	4,073
CLP	58,832	USD	54,575	1/26/2023	HUS	4,257	-	4,257
CLP	58,832	USD	54,685	1/26/2023	HUS	4,147	-	4,147
CLP	58,832	USD	54,728	1/26/2023	HUS	4,104	-	4,104
CLP	58,832	USD	54,733	1/26/2023	HUS	4,099	-	4,099
CLP	58,832	USD	54,945	1/26/2023	HUS	3,887	-	3,887
CLP	58,832	USD	54,669	1/26/2023	HUS	4,163	-	4,163
CLP	58,832	USD	54,661	1/26/2023	HUS	4,171	-	4,171
CLP	58,832	USD	54,636	1/26/2023	HUS	4,196	-	4,196
CLP	58,832	USD	54,766	1/26/2023	HUS	4,066	-	4,066
CLP	58,832	USD	54,700	1/26/2023	HUS	4,132	-	4,132
CLP	58,832	USD	54,655	1/26/2023	HUS	4,177	-	4,177
CLP	58,832	USD	54,672	1/26/2023	HUS	4,160	-	4,160
CLP	58,832	USD	54,741	1/26/2023	HUS	4,091	-	4,091
CLP	58,832	USD	54,773	1/26/2023	HUS	4,059	-	4,059
CLP	58,832	USD	54,657	1/26/2023	HUS	4,175	-	4,175

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
CLP	58,832	USD	54,742	1/26/2023	HUS	$4,090	$-	$4,090
CLP	58,832	USD	54,895	1/26/2023	HUS	3,937	-	3,937
CLP	58,832	USD	54,897	1/26/2023	HUS	3,935	-	3,935
CLP	58,832	USD	54,930	1/26/2023	HUS	3,902	-	3,902
CLP	58,832	USD	54,773	1/26/2023	HUS	4,059	-	4,059
CLP	58,832	USD	54,675	1/26/2023	HUS	4,157	-	4,157
CLP	58,832	USD	54,877	1/26/2023	HUS	3,955	-	3,955
CLP	58,832	USD	54,883	1/26/2023	HUS	3,949	-	3,949
CLP	58,832	USD	54,854	1/26/2023	HUS	3,978	-	3,978
CLP	58,832	USD	54,928	1/26/2023	HUS	3,904	-	3,904
CLP	58,832	USD	54,810	1/26/2023	HUS	4,022	-	4,022
CLP	58,832	USD	54,787	1/26/2023	HUS	4,045	-	4,045
CLP	58,832	USD	54,800	1/26/2023	HUS	4,032	-	4,032
CLP	58,832	USD	54,772	1/26/2023	HUS	4,060	-	4,060
CLP	58,832	USD	54,592	1/26/2023	HUS	4,240	-	4,240
CLP	58,832	USD	54,594	1/26/2023	HUS	4,238	-	4,238
CLP	58,832	USD	54,712	1/26/2023	HUS	4,120	-	4,120
CLP	58,832	USD	54,718	1/26/2023	HUS	4,114	-	4,114
CLP	58,832	USD	54,733	1/26/2023	HUS	4,099	-	4,099
CLP	58,832	USD	54,651	1/26/2023	HUS	4,181	-	4,181
CLP	58,832	USD	54,665	1/26/2023	HUS	4,167	-	4,167
CLP	58,832	USD	54,897	1/26/2023	HUS	3,935	-	3,935
CLP	58,832	USD	54,643	1/26/2023	HUS	4,189	-	4,189
CLP	58,832	USD	54,683	1/26/2023	HUS	4,149	-	4,149
CLP	58,832	USD	54,695	1/26/2023	HUS	4,137	-	4,137
CLP	58,832	USD	54,705	1/26/2023	HUS	4,127	-	4,127
CLP	58,832	USD	54,750	1/26/2023	HUS	4,082	-	4,082
CLP	58,832	USD	54,787	1/26/2023	HUS	4,045	-	4,045
CLP	58,832	USD	54,647	1/26/2023	HUS	4,185	-	4,185
CLP	58,832	USD	54,681	1/26/2023	HUS	4,151	-	4,151
CLP	58,832	USD	54,688	1/26/2023	HUS	4,144	-	4,144
CLP	58,832	USD	54,705	1/26/2023	HUS	4,127	-	4,127
CLP	58,832	USD	54,728	1/26/2023	HUS	4,104	-	4,104
CLP	58,832	USD	54,719	1/26/2023	HUS	4,113	-	4,113
CLP	58,832	USD	54,730	1/26/2023	HUS	4,102	-	4,102
CLP	58,832	USD	54,733	1/26/2023	HUS	4,099	-	4,099
CLP	58,832	USD	54,821	1/26/2023	HUS	4,011	-	4,011
CLP	58,832	USD	54,743	1/26/2023	HUS	4,089	-	4,089
CLP	58,832	USD	54,766	1/26/2023	HUS	4,066	-	4,066
CLP	58,832	USD	54,818	1/26/2023	HUS	4,014	-	4,014
CLP	58,832	USD	54,703	1/26/2023	HUS	4,129	-	4,129
CLP	58,832	USD	54,692	1/26/2023	HUS	4,140	-	4,140
CLP	58,832	USD	54,788	1/26/2023	HUS	4,044	-	4,044
CLP	58,832	USD	54,831	1/26/2023	HUS	4,001	-	4,001
CLP	58,832	USD	54,736	1/26/2023	HUS	4,096	-	4,096
CLP	58,832	USD	54,806	1/26/2023	HUS	4,026	-	4,026
CLP	58,832	USD	54,775	1/26/2023	HUS	4,057	-	4,057
CLP	58,832	USD	54,851	1/26/2023	HUS	3,981	-	3,981
CLP	58,832	USD	54,848	1/26/2023	HUS	3,984	-	3,984
CLP	58,832	USD	54,851	1/26/2023	HUS	3,981	-	3,981
CLP	58,832	USD	54,873	1/26/2023	HUS	3,959	-	3,959
CLP	58,832	USD	54,818	1/26/2023	HUS	4,014	-	4,014
CLP	58,832	USD	54,814	1/26/2023	HUS	4,018	-	4,018
CLP	58,832	USD	54,828	1/26/2023	HUS	4,004	-	4,004
CLP	58,832	USD	54,864	1/26/2023	HUS	3,968	-	3,968
CLP	58,832	USD	54,830	1/26/2023	HUS	4,002	-	4,002
CLP	58,832	USD	54,823	1/26/2023	HUS	4,009	-	4,009
CLP	58,832	USD	54,873	1/26/2023	HUS	3,959	-	3,959
CLP	58,832	USD	54,799	1/26/2023	HUS	4,033	-	4,033

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
CLP	58,832	USD	54,816	1/26/2023	HUS	$4,016	$-	$4,016
CLP	58,832	USD	54,818	1/26/2023	HUS	4,014	-	4,014
CLP	58,832	USD	54,817	1/26/2023	HUS	4,015	-	4,015
CLP	58,832	USD	54,741	1/26/2023	HUS	4,091	-	4,091
CLP	58,832	USD	54,727	1/26/2023	HUS	4,105	-	4,105
CLP	58,832	USD	54,728	1/26/2023	HUS	4,104	-	4,104
CLP	58,832	USD	54,741	1/26/2023	HUS	4,091	-	4,091
CLP	58,832	USD	54,823	1/26/2023	HUS	4,009	-	4,009
CLP	58,832	USD	54,711	1/26/2023	HUS	4,121	-	4,121
CLP	58,832	USD	54,729	1/26/2023	HUS	4,103	-	4,103
CLP	58,832	USD	54,751	1/26/2023	HUS	4,081	-	4,081
CLP	58,832	USD	54,765	1/26/2023	HUS	4,067	-	4,067
CLP	58,832	USD	54,788	1/26/2023	HUS	4,044	-	4,044
CLP	58,832	USD	54,831	1/26/2023	HUS	4,001	-	4,001
CLP	58,832	USD	54,824	1/26/2023	HUS	4,008	-	4,008
CLP	58,832	USD	54,797	1/26/2023	HUS	4,035	-	4,035
CLP	58,832	USD	54,726	1/26/2023	HUS	4,106	-	4,106
CLP	58,832	USD	54,723	1/26/2023	HUS	4,109	-	4,109
CLP	58,832	USD	54,687	1/26/2023	HUS	4,145	-	4,145
CLP	58,832	USD	54,793	1/26/2023	HUS	4,039	-	4,039
CLP	58,832	USD	54,936	1/26/2023	HUS	3,896	-	3,896
CLP	58,832	USD	55,505	1/26/2023	HUS	3,327	-	3,327
CLP	58,832	USD	55,504	1/26/2023	HUS	3,328	-	3,328
CLP	58,832	USD	55,417	1/26/2023	HUS	3,415	-	3,415
CLP	58,832	USD	55,450	1/26/2023	HUS	3,382	-	3,382
CLP	58,832	USD	55,605	1/26/2023	HUS	3,227	-	3,227
CLP	58,832	USD	55,684	1/26/2023	HUS	3,148	-	3,148
CLP	58,832	USD	55,338	1/26/2023	HUS	3,494	-	3,494
CLP	58,832	USD	55,285	1/26/2023	HUS	3,547	-	3,547
CLP	58,832	USD	55,703	1/26/2023	HUS	3,129	-	3,129
CLP	58,832	USD	55,734	1/26/2023	HUS	3,098	-	3,098
CLP	58,832	USD	55,765	1/26/2023	HUS	3,067	-	3,067
CLP	58,832	USD	55,781	1/26/2023	HUS	3,051	-	3,051
CLP	58,832	USD	56,020	1/26/2023	HUS	2,812	-	2,812
CLP	58,832	USD	55,996	1/26/2023	HUS	2,836	-	2,836
CLP	58,832	USD	56,110	1/26/2023	HUS	2,722	-	2,722
CLP	58,832	USD	56,030	1/26/2023	HUS	2,802	-	2,802
CLP	58,832	USD	56,056	1/26/2023	HUS	2,776	-	2,776
CLP	58,832	USD	56,025	1/26/2023	HUS	2,807	-	2,807
CLP	58,832	USD	55,984	1/26/2023	HUS	2,848	-	2,848
CLP	58,832	USD	56,002	1/26/2023	HUS	2,830	-	2,830
CLP	58,832	USD	55,990	1/26/2023	HUS	2,842	-	2,842
CLP	58,832	USD	55,991	1/26/2023	HUS	2,841	-	2,841
CLP	58,832	USD	56,017	1/26/2023	HUS	2,815	-	2,815
CLP	58,832	USD	55,685	1/26/2023	HUS	3,147	-	3,147
CLP	58,832	USD	55,324	1/26/2023	HUS	3,508	-	3,508
CLP	58,832	USD	55,317	1/26/2023	HUS	3,515	-	3,515
CLP	58,832	USD	55,956	1/26/2023	HUS	2,876	-	2,876
CLP	58,832	USD	55,884	1/26/2023	HUS	2,948	-	2,948
CLP	58,832	USD	55,904	1/26/2023	HUS	2,928	-	2,928
CLP	58,832	USD	55,917	1/26/2023	HUS	2,915	-	2,915
CLP	58,832	USD	55,871	1/26/2023	HUS	2,961	-	2,961
CLP	58,832	USD	55,707	1/26/2023	HUS	3,125	-	3,125
CLP	58,832	USD	55,912	1/26/2023	HUS	2,920	-	2,920
CLP	58,832	USD	55,919	1/26/2023	HUS	2,913	-	2,913
CLP	58,832	USD	56,010	1/26/2023	HUS	2,822	-	2,822
CLP	58,832	USD	56,048	1/26/2023	HUS	2,784	-	2,784
CLP	58,832	USD	56,040	1/26/2023	HUS	2,792	-	2,792
CLP	58,832	USD	56,127	1/26/2023	HUS	2,705	-	2,705

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
CLP	58,832	USD	56,030	1/26/2023	HUS	$2,802	$-	$2,802
CLP	58,832	USD	55,736	1/26/2023	HUS	3,096	-	3,096
CLP	58,832	USD	55,454	1/26/2023	HUS	3,378	-	3,378
CLP	58,832	USD	55,607	1/26/2023	HUS	3,225	-	3,225
CLP	58,832	USD	55,991	1/26/2023	HUS	2,841	-	2,841
CLP	58,832	USD	56,021	1/26/2023	HUS	2,811	-	2,811
CLP	58,832	USD	56,009	1/26/2023	HUS	2,823	-	2,823
CLP	58,832	USD	55,960	1/26/2023	HUS	2,872	-	2,872
CLP	58,832	USD	55,858	1/26/2023	HUS	2,974	-	2,974
CLP	58,832	USD	55,544	1/26/2023	HUS	3,288	-	3,288
CLP	58,832	USD	55,620	1/26/2023	HUS	3,212	-	3,212
CLP	58,832	USD	55,024	1/26/2023	HUS	3,808	-	3,808
CLP	58,832	USD	55,159	1/26/2023	HUS	3,673	-	3,673
CLP	58,832	USD	55,001	1/26/2023	HUS	3,831	-	3,831
CLP	58,832	USD	55,795	1/26/2023	HUS	3,037	-	3,037
CLP	58,832	USD	56,005	1/26/2023	HUS	2,827	-	2,827
CLP	58,832	USD	56,000	1/26/2023	HUS	2,832	-	2,832
CLP	58,832	USD	56,002	1/26/2023	HUS	2,830	-	2,830
CLP	58,832	USD	55,943	1/26/2023	HUS	2,889	-	2,889
CLP	58,832	USD	56,343	1/26/2023	HUS	2,489	-	2,489
CLP	58,832	USD	56,300	1/26/2023	HUS	2,532	-	2,532
CLP	117,663	USD	111,728	1/26/2023	HUS	5,935	-	5,935
CLP	117,663	USD	111,226	1/26/2023	HUS	6,437	-	6,437
CLP	117,663	USD	111,269	1/26/2023	HUS	6,394	-	6,394
CLP	117,663	USD	110,575	1/26/2023	HUS	7,088	-	7,088
CLP	117,663	USD	110,667	1/26/2023	HUS	6,996	-	6,996
CLP	117,663	USD	110,091	1/26/2023	HUS	7,572	-	7,572
CLP	117,663	USD	109,566	1/26/2023	HUS	8,097	-	8,097
CLP	117,663	USD	107,523	1/26/2023	HUS	10,140	-	10,140
CLP	117,663	USD	109,516	1/26/2023	HUS	8,147	-	8,147
CLP	117,663	USD	110,011	1/26/2023	HUS	7,652	-	7,652
CLP	117,663	USD	109,963	1/26/2023	HUS	7,700	-	7,700
CLP	117,663	USD	109,993	1/26/2023	HUS	7,670	-	7,670
CLP	117,663	USD	110,147	1/26/2023	HUS	7,516	-	7,516
CLP	117,663	USD	110,201	1/26/2023	HUS	7,462	-	7,462
CLP	117,663	USD	109,787	1/26/2023	HUS	7,876	-	7,876
CLP	117,663	USD	109,552	1/26/2023	HUS	8,111	-	8,111
CLP	117,663	USD	109,301	1/26/2023	HUS	8,362	-	8,362
CLP	117,663	USD	109,860	1/26/2023	HUS	7,803	-	7,803
CLP	117,663	USD	109,487	1/26/2023	HUS	8,176	-	8,176
CLP	117,663	USD	109,495	1/26/2023	HUS	8,168	-	8,168
CLP	117,663	USD	109,377	1/26/2023	HUS	8,286	-	8,286
CLP	117,663	USD	109,322	1/26/2023	HUS	8,341	-	8,341
CLP	117,663	USD	109,686	1/26/2023	HUS	7,977	-	7,977
CLP	117,663	USD	109,558	1/26/2023	HUS	8,105	-	8,105
CLP	117,663	USD	109,400	1/26/2023	HUS	8,263	-	8,263
CLP	117,663	USD	111,006	1/26/2023	HUS	6,657	-	6,657
CLP	117,663	USD	110,530	1/26/2023	HUS	7,133	-	7,133
CLP	117,663	USD	110,643	1/26/2023	HUS	7,020	-	7,020
CLP	117,663	USD	110,513	1/26/2023	HUS	7,150	-	7,150
CLP	117,663	USD	111,940	1/26/2023	HUS	5,723	-	5,723
CLP	117,663	USD	111,971	1/26/2023	HUS	5,692	-	5,692
CLP	117,663	USD	112,893	1/26/2023	HUS	4,770	-	4,770
CLP	117,663	USD	112,231	1/26/2023	HUS	5,432	-	5,432
CLP	117,663	USD	112,309	1/26/2023	HUS	5,354	-	5,354
CLP	117,663	USD	112,362	1/26/2023	HUS	5,301	-	5,301
CLP	117,663	USD	112,130	1/26/2023	HUS	5,533	-	5,533
CLP	117,663	USD	111,979	1/26/2023	HUS	5,684	-	5,684
CLP	117,663	USD	111,973	1/26/2023	HUS	5,690	-	5,690

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
CLP	117,663	USD	112,134	1/26/2023	HUS	$5,529	$-	$5,529
CLP	117,663	USD	112,228	1/26/2023	HUS	5,435	-	5,435
CLP	117,663	USD	112,248	1/26/2023	HUS	5,415	-	5,415
CLP	117,663	USD	111,588	1/26/2023	HUS	6,075	-	6,075
CLP	117,663	USD	112,056	1/26/2023	HUS	5,607	-	5,607
CLP	117,663	USD	111,962	1/26/2023	HUS	5,701	-	5,701
CLP	117,663	USD	111,857	1/26/2023	HUS	5,806	-	5,806
CLP	117,663	USD	111,631	1/26/2023	HUS	6,032	-	6,032
CLP	117,663	USD	111,573	1/26/2023	HUS	6,090	-	6,090
CLP	117,663	USD	111,978	1/26/2023	HUS	5,685	-	5,685
CLP	117,663	USD	111,919	1/26/2023	HUS	5,744	-	5,744
CLP	117,663	USD	111,977	1/26/2023	HUS	5,686	-	5,686
CLP	117,663	USD	112,511	1/26/2023	HUS	5,152	-	5,152
CLP	117,663	USD	112,453	1/26/2023	HUS	5,210	-	5,210
CLP	117,663	USD	112,779	1/26/2023	HUS	4,884	-	4,884
CLP	117,663	USD	112,367	1/26/2023	HUS	5,296	-	5,296
CLP	117,663	USD	112,167	1/26/2023	HUS	5,496	-	5,496
CLP	117,663	USD	112,036	1/26/2023	HUS	5,627	-	5,627
CLP	117,663	USD	111,938	1/26/2023	HUS	5,725	-	5,725
CLP	117,663	USD	111,707	1/26/2023	HUS	5,956	-	5,956
CLP	117,663	USD	111,687	1/26/2023	HUS	5,976	-	5,976
CLP	117,663	USD	111,653	1/26/2023	HUS	6,010	-	6,010
CLP	117,663	USD	111,838	1/26/2023	HUS	5,825	-	5,825
CLP	117,663	USD	111,987	1/26/2023	HUS	5,676	-	5,676
CLP	117,663	USD	112,784	1/26/2023	HUS	4,879	-	4,879
CLP	117,663	USD	105,434	1/26/2023	HUS	12,229	-	12,229
CLP	117,663	USD	106,209	1/26/2023	HUS	11,454	-	11,454
CLP	117,663	USD	106,105	1/26/2023	HUS	11,558	-	11,558
CLP	117,663	USD	109,970	1/26/2023	HUS	7,693	-	7,693
CLP	117,663	USD	106,077	1/26/2023	HUS	11,586	-	11,586
CLP	117,663	USD	106,101	1/26/2023	HUS	11,562	-	11,562
CLP	117,663	USD	106,106	1/26/2023	HUS	11,557	-	11,557
CLP	117,663	USD	109,599	1/26/2023	HUS	8,064	-	8,064
CLP	117,663	USD	110,198	1/26/2023	HUS	7,465	-	7,465
CLP	117,663	USD	109,542	1/26/2023	HUS	8,121	-	8,121
CLP	117,663	USD	109,576	1/26/2023	HUS	8,087	-	8,087
CLP	117,663	USD	109,558	1/26/2023	HUS	8,105	-	8,105
CLP	117,663	USD	110,102	1/26/2023	HUS	7,561	-	7,561
CLP	117,663	USD	109,947	1/26/2023	HUS	7,716	-	7,716
CLP	117,663	USD	106,106	1/26/2023	HUS	11,557	-	11,557
CLP	117,663	USD	105,812	1/26/2023	HUS	11,851	-	11,851
CLP	117,663	USD	109,780	1/26/2023	HUS	7,883	-	7,883
CLP	117,663	USD	109,891	1/26/2023	HUS	7,772	-	7,772
CLP	117,663	USD	105,270	1/26/2023	HUS	12,393	-	12,393
CLP	117,663	USD	106,030	1/26/2023	HUS	11,633	-	11,633
CLP	117,663	USD	109,547	1/26/2023	HUS	8,116	-	8,116
CLP	117,663	USD	109,797	1/26/2023	HUS	7,866	-	7,866
CLP	117,663	USD	109,290	1/26/2023	HUS	8,373	-	8,373
CLP	117,663	USD	106,048	1/26/2023	HUS	11,615	-	11,615
CLP	117,663	USD	106,462	1/26/2023	HUS	11,201	-	11,201
CLP	117,663	USD	106,269	1/26/2023	HUS	11,394	-	11,394
CLP	117,663	USD	109,195	1/26/2023	HUS	8,468	-	8,468
CLP	117,663	USD	109,349	1/26/2023	HUS	8,314	-	8,314
CLP	117,663	USD	109,459	1/26/2023	HUS	8,204	-	8,204
CLP	117,663	USD	106,457	1/26/2023	HUS	11,206	-	11,206
CLP	117,663	USD	105,132	1/26/2023	HUS	12,531	-	12,531
CLP	117,663	USD	109,358	1/26/2023	HUS	8,305	-	8,305
CLP	117,663	USD	109,365	1/26/2023	HUS	8,298	-	8,298
CLP	117,663	USD	109,336	1/26/2023	HUS	8,327	-	8,327

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
CLP	117,663	USD	109,367	1/26/2023	HUS	$8,296	$-	$8,296
CLP	117,663	USD	109,825	1/26/2023	HUS	7,838	-	7,838
CLP	117,663	USD	109,720	1/26/2023	HUS	7,943	-	7,943
CLP	117,663	USD	109,540	1/26/2023	HUS	8,123	-	8,123
CLP	117,663	USD	109,499	1/26/2023	HUS	8,164	-	8,164
CLP	117,663	USD	109,579	1/26/2023	HUS	8,084	-	8,084
CLP	117,663	USD	109,348	1/26/2023	HUS	8,315	-	8,315
CLP	117,663	USD	109,327	1/26/2023	HUS	8,336	-	8,336
CLP	117,663	USD	109,348	1/26/2023	HUS	8,315	-	8,315
CLP	117,663	USD	109,340	1/26/2023	HUS	8,323	-	8,323
CLP	117,663	USD	109,374	1/26/2023	HUS	8,289	-	8,289
CLP	117,663	USD	109,328	1/26/2023	HUS	8,335	-	8,335
CLP	117,663	USD	109,269	1/26/2023	HUS	8,394	-	8,394
CLP	117,663	USD	109,388	1/26/2023	HUS	8,275	-	8,275
CLP	117,663	USD	109,330	1/26/2023	HUS	8,333	-	8,333
CLP	117,663	USD	109,625	1/26/2023	HUS	8,038	-	8,038
CLP	117,663	USD	109,633	1/26/2023	HUS	8,030	-	8,030
CLP	117,663	USD	109,756	1/26/2023	HUS	7,907	-	7,907
CLP	117,663	USD	109,554	1/26/2023	HUS	8,109	-	8,109
CLP	117,663	USD	109,657	1/26/2023	HUS	8,006	-	8,006
CLP	117,663	USD	109,335	1/26/2023	HUS	8,328	-	8,328
CLP	117,663	USD	110,661	1/26/2023	HUS	7,002	-	7,002
CLP	117,663	USD	110,881	1/26/2023	HUS	6,782	-	6,782
CLP	117,663	USD	111,190	1/26/2023	HUS	6,473	-	6,473
CLP	117,663	USD	111,127	1/26/2023	HUS	6,536	-	6,536
CLP	117,663	USD	110,926	1/26/2023	HUS	6,737	-	6,737
CLP	117,663	USD	110,934	1/26/2023	HUS	6,729	-	6,729
CLP	117,663	USD	110,712	1/26/2023	HUS	6,951	-	6,951
CLP	117,663	USD	111,176	1/26/2023	HUS	6,487	-	6,487
CLP	117,663	USD	111,075	1/26/2023	HUS	6,588	-	6,588
CLP	117,663	USD	110,738	1/26/2023	HUS	6,925	-	6,925
CLP	117,663	USD	111,440	1/26/2023	HUS	6,223	-	6,223
CLP	117,663	USD	110,851	1/26/2023	HUS	6,812	-	6,812
CLP	117,663	USD	110,984	1/26/2023	HUS	6,679	-	6,679
CLP	117,663	USD	111,020	1/26/2023	HUS	6,643	-	6,643
CLP	117,663	USD	111,162	1/26/2023	HUS	6,501	-	6,501
CLP	117,663	USD	111,323	1/26/2023	HUS	6,340	-	6,340
CLP	117,663	USD	111,982	1/26/2023	HUS	5,681	-	5,681
CLP	117,663	USD	111,926	1/26/2023	HUS	5,737	-	5,737
CLP	117,663	USD	111,954	1/26/2023	HUS	5,709	-	5,709
CLP	117,663	USD	112,194	1/26/2023	HUS	5,469	-	5,469
CLP	117,663	USD	112,169	1/26/2023	HUS	5,494	-	5,494
CLP	117,663	USD	112,216	1/26/2023	HUS	5,447	-	5,447
CLP	117,663	USD	112,071	1/26/2023	HUS	5,592	-	5,592
CLP	117,663	USD	112,085	1/26/2023	HUS	5,578	-	5,578
CLP	117,663	USD	112,001	1/26/2023	HUS	5,662	-	5,662
CLP	117,663	USD	112,101	1/26/2023	HUS	5,562	-	5,562
CLP	117,663	USD	112,128	1/26/2023	HUS	5,535	-	5,535
CLP	117,663	USD	112,104	1/26/2023	HUS	5,559	-	5,559
CLP	117,663	USD	112,109	1/26/2023	HUS	5,554	-	5,554
CLP	117,663	USD	112,086	1/26/2023	HUS	5,577	-	5,577
CLP	117,663	USD	111,987	1/26/2023	HUS	5,676	-	5,676
CLP	117,663	USD	111,985	1/26/2023	HUS	5,678	-	5,678
CLP	117,663	USD	112,075	1/26/2023	HUS	5,588	-	5,588
CLP	117,663	USD	111,827	1/26/2023	HUS	5,836	-	5,836
CLP	117,663	USD	112,074	1/26/2023	HUS	5,589	-	5,589
CLP	117,663	USD	111,016	1/26/2023	HUS	6,647	-	6,647
CLP	117,663	USD	110,801	1/26/2023	HUS	6,862	-	6,862
CLP	117,663	USD	111,112	1/26/2023	HUS	6,551	-	6,551

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
CLP	117,663	USD	111,191	1/26/2023	HUS	$6,472	$-	$6,472
CLP	117,663	USD	111,986	1/26/2023	HUS	5,677	-	5,677
CLP	117,663	USD	111,713	1/26/2023	HUS	5,950	-	5,950
CLP	117,663	USD	111,797	1/26/2023	HUS	5,866	-	5,866
CLP	117,663	USD	111,624	1/26/2023	HUS	6,039	-	6,039
CLP	117,663	USD	111,300	1/26/2023	HUS	6,363	-	6,363
CLP	117,663	USD	111,393	1/26/2023	HUS	6,270	-	6,270
CLP	117,663	USD	111,413	1/26/2023	HUS	6,250	-	6,250
CLP	117,663	USD	111,540	1/26/2023	HUS	6,123	-	6,123
CLP	117,663	USD	111,496	1/26/2023	HUS	6,167	-	6,167
CLP	117,663	USD	111,780	1/26/2023	HUS	5,883	-	5,883
CLP	117,663	USD	111,983	1/26/2023	HUS	5,680	-	5,680
CLP	117,663	USD	112,084	1/26/2023	HUS	5,579	-	5,579
CLP	117,663	USD	112,222	1/26/2023	HUS	5,441	-	5,441
CLP	117,663	USD	112,110	1/26/2023	HUS	5,553	-	5,553
CLP	117,663	USD	112,013	1/26/2023	HUS	5,650	-	5,650
CLP	117,663	USD	111,118	1/26/2023	HUS	6,545	-	6,545
CLP	117,663	USD	111,015	1/26/2023	HUS	6,648	-	6,648
CLP	117,663	USD	111,007	1/26/2023	HUS	6,656	-	6,656
CLP	117,663	USD	112,015	1/26/2023	HUS	5,648	-	5,648
CLP	117,663	USD	111,995	1/26/2023	HUS	5,668	-	5,668
CLP	117,663	USD	112,013	1/26/2023	HUS	5,650	-	5,650
CLP	117,663	USD	111,795	1/26/2023	HUS	5,868	-	5,868
CLP	117,663	USD	111,777	1/26/2023	HUS	5,886	-	5,886
CLP	117,663	USD	110,138	1/26/2023	HUS	7,525	-	7,525
CLP	117,663	USD	109,890	1/26/2023	HUS	7,773	-	7,773
CLP	117,663	USD	110,011	1/26/2023	HUS	7,652	-	7,652
CLP	117,663	USD	112,039	1/26/2023	HUS	5,624	-	5,624
CLP	117,663	USD	112,011	1/26/2023	HUS	5,652	-	5,652
CLP	117,663	USD	111,938	1/26/2023	HUS	5,725	-	5,725
CLP	117,663	USD	112,217	1/26/2023	HUS	5,446	-	5,446
CLP	176,495	USD	155,752	1/26/2023	HUS	20,743	-	20,743
CLP	176,495	USD	167,621	1/26/2023	HUS	8,874	-	8,874
CLP	176,495	USD	167,658	1/26/2023	HUS	8,837	-	8,837
CLP	176,495	USD	165,543	1/26/2023	HUS	10,952	-	10,952
CLP	176,495	USD	166,297	1/26/2023	HUS	10,198	-	10,198
CLP	176,495	USD	164,884	1/26/2023	HUS	11,611	-	11,611
CLP	176,495	USD	165,120	1/26/2023	HUS	11,375	-	11,375
CLP	176,495	USD	164,705	1/26/2023	HUS	11,790	-	11,790
CLP	176,495	USD	164,836	1/26/2023	HUS	11,659	-	11,659
CLP	176,495	USD	164,919	1/26/2023	HUS	11,576	-	11,576
CLP	176,495	USD	164,814	1/26/2023	HUS	11,681	-	11,681
CLP	176,495	USD	165,810	1/26/2023	HUS	10,685	-	10,685
CLP	176,495	USD	164,312	1/26/2023	HUS	12,183	-	12,183
CLP	176,495	USD	164,100	1/26/2023	HUS	12,395	-	12,395
CLP	176,495	USD	164,164	1/26/2023	HUS	12,331	-	12,331
CLP	176,495	USD	164,285	1/26/2023	HUS	12,210	-	12,210
CLP	176,495	USD	165,204	1/26/2023	HUS	11,291	-	11,291
CLP	176,495	USD	165,148	1/26/2023	HUS	11,347	-	11,347
CLP	176,495	USD	164,600	1/26/2023	HUS	11,895	-	11,895
CLP	176,495	USD	165,415	1/26/2023	HUS	11,080	-	11,080
CLP	176,495	USD	165,110	1/26/2023	HUS	11,385	-	11,385
CLP	176,495	USD	165,160	1/26/2023	HUS	11,335	-	11,335
CLP	176,495	USD	165,139	1/26/2023	HUS	11,356	-	11,356
CLP	176,495	USD	166,388	1/26/2023	HUS	10,107	-	10,107
CLP	176,495	USD	165,979	1/26/2023	HUS	10,516	-	10,516
CLP	176,495	USD	167,563	1/26/2023	HUS	8,932	-	8,932
CLP	176,495	USD	165,541	1/26/2023	HUS	10,954	-	10,954
CLP	176,495	USD	168,705	1/26/2023	HUS	7,790	-	7,790

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
CLP	176,495	USD	169,115	1/26/2023	HUS	$7,380	$-	$7,380
CLP	176,495	USD	168,396	1/26/2023	HUS	8,099	-	8,099
CLP	176,495	USD	168,284	1/26/2023	HUS	8,211	-	8,211
CLP	176,495	USD	168,049	1/26/2023	HUS	8,446	-	8,446
CLP	176,495	USD	168,186	1/26/2023	HUS	8,309	-	8,309
CLP	176,495	USD	167,983	1/26/2023	HUS	8,512	-	8,512
CLP	176,495	USD	168,024	1/26/2023	HUS	8,471	-	8,471
CLP	176,495	USD	168,019	1/26/2023	HUS	8,476	-	8,476
CLP	176,495	USD	167,891	1/26/2023	HUS	8,604	-	8,604
CLP	176,495	USD	167,411	1/26/2023	HUS	9,084	-	9,084
CLP	176,495	USD	168,332	1/26/2023	HUS	8,163	-	8,163
CLP	176,495	USD	168,627	1/26/2023	HUS	7,868	-	7,868
CLP	176,495	USD	168,927	1/26/2023	HUS	7,568	-	7,568
CLP	176,495	USD	169,182	1/26/2023	HUS	7,313	-	7,313
CLP	176,495	USD	167,889	1/26/2023	HUS	8,606	-	8,606
CLP	176,495	USD	167,426	1/26/2023	HUS	9,069	-	9,069
CLP	176,495	USD	167,966	1/26/2023	HUS	8,529	-	8,529
CLP	176,495	USD	168,489	1/26/2023	HUS	8,006	-	8,006
CLP	176,495	USD	169,335	1/26/2023	HUS	7,160	-	7,160
CLP	176,495	USD	159,167	1/26/2023	HUS	17,328	-	17,328
CLP	176,495	USD	159,152	1/26/2023	HUS	17,343	-	17,343
CLP	176,495	USD	159,314	1/26/2023	HUS	17,181	-	17,181
CLP	176,495	USD	165,122	1/26/2023	HUS	11,373	-	11,373
CLP	176,495	USD	165,406	1/26/2023	HUS	11,089	-	11,089
CLP	176,495	USD	165,053	1/26/2023	HUS	11,442	-	11,442
CLP	176,495	USD	164,438	1/26/2023	HUS	12,057	-	12,057
CLP	176,495	USD	164,606	1/26/2023	HUS	11,889	-	11,889
CLP	176,495	USD	165,240	1/26/2023	HUS	11,255	-	11,255
CLP	176,495	USD	159,310	1/26/2023	HUS	17,185	-	17,185
CLP	176,495	USD	165,111	1/26/2023	HUS	11,384	-	11,384
CLP	176,495	USD	164,788	1/26/2023	HUS	11,707	-	11,707
CLP	176,495	USD	164,886	1/26/2023	HUS	11,609	-	11,609
CLP	176,495	USD	165,288	1/26/2023	HUS	11,207	-	11,207
CLP	176,495	USD	164,005	1/26/2023	HUS	12,490	-	12,490
CLP	176,495	USD	163,856	1/26/2023	HUS	12,639	-	12,639
CLP	176,495	USD	164,021	1/26/2023	HUS	12,474	-	12,474
CLP	176,495	USD	164,003	1/26/2023	HUS	12,492	-	12,492
CLP	176,495	USD	164,647	1/26/2023	HUS	11,848	-	11,848
CLP	176,495	USD	164,463	1/26/2023	HUS	12,032	-	12,032
CLP	176,495	USD	164,211	1/26/2023	HUS	12,284	-	12,284
CLP	176,495	USD	164,290	1/26/2023	HUS	12,205	-	12,205
CLP	176,495	USD	166,251	1/26/2023	HUS	10,244	-	10,244
CLP	176,495	USD	165,913	1/26/2023	HUS	10,582	-	10,582
CLP	176,495	USD	165,853	1/26/2023	HUS	10,642	-	10,642
CLP	176,495	USD	166,189	1/26/2023	HUS	10,306	-	10,306
CLP	176,495	USD	166,891	1/26/2023	HUS	9,604	-	9,604
CLP	176,495	USD	167,591	1/26/2023	HUS	8,904	-	8,904
CLP	176,495	USD	167,604	1/26/2023	HUS	8,891	-	8,891
CLP	176,495	USD	167,624	1/26/2023	HUS	8,871	-	8,871
CLP	176,495	USD	167,137	1/26/2023	HUS	9,358	-	9,358
CLP	176,495	USD	167,128	1/26/2023	HUS	9,367	-	9,367
CLP	176,495	USD	166,290	1/26/2023	HUS	10,205	-	10,205
CLP	176,495	USD	166,506	1/26/2023	HUS	9,989	-	9,989
CLP	176,495	USD	167,548	1/26/2023	HUS	8,947	-	8,947
CLP	176,495	USD	167,669	1/26/2023	HUS	8,826	-	8,826
CLP	176,495	USD	167,578	1/26/2023	HUS	8,917	-	8,917
CLP	176,495	USD	167,821	1/26/2023	HUS	8,674	-	8,674
CLP	176,495	USD	168,081	1/26/2023	HUS	8,414	-	8,414
CLP	176,495	USD	166,754	1/26/2023	HUS	9,741	-	9,741

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
CLP	176,495	USD	164,159	1/26/2023	HUS	$12,336	$-	$12,336
CLP	176,495	USD	164,242	1/26/2023	HUS	12,253	-	12,253
CLP	176,495	USD	165,042	1/26/2023	HUS	11,453	-	11,453
CLP	176,495	USD	165,017	1/26/2023	HUS	11,478	-	11,478
CLP	176,495	USD	167,537	1/26/2023	HUS	8,958	-	8,958
CLP	176,495	USD	167,966	1/26/2023	HUS	8,529	-	8,529
CLP	176,495	USD	167,846	1/26/2023	HUS	8,649	-	8,649
CLP	176,495	USD	168,971	1/26/2023	HUS	7,524	-	7,524
CLP	176,495	USD	173,025	1/26/2023	HUS	3,470	-	3,470
CLP	235,326	USD	223,608	1/26/2023	HUS	11,718	-	11,718
CLP	235,326	USD	220,721	1/26/2023	HUS	14,605	-	14,605
CLP	235,326	USD	221,604	1/26/2023	HUS	13,722	-	13,722
CLP	235,326	USD	219,886	1/26/2023	HUS	15,440	-	15,440
CLP	235,326	USD	219,536	1/26/2023	HUS	15,790	-	15,790
CLP	235,326	USD	219,599	1/26/2023	HUS	15,727	-	15,727
CLP	235,326	USD	219,373	1/26/2023	HUS	15,953	-	15,953
CLP	235,326	USD	219,075	1/26/2023	HUS	16,251	-	16,251
CLP	235,326	USD	219,833	1/26/2023	HUS	15,493	-	15,493
CLP	235,326	USD	219,703	1/26/2023	HUS	15,623	-	15,623
CLP	235,326	USD	219,761	1/26/2023	HUS	15,565	-	15,565
CLP	235,326	USD	219,495	1/26/2023	HUS	15,831	-	15,831
CLP	235,326	USD	219,833	1/26/2023	HUS	15,493	-	15,493
CLP	235,326	USD	222,926	1/26/2023	HUS	12,400	-	12,400
CLP	235,326	USD	223,204	1/26/2023	HUS	12,122	-	12,122
CLP	235,326	USD	219,034	1/26/2023	HUS	16,292	-	16,292
CLP	235,326	USD	220,160	1/26/2023	HUS	15,166	-	15,166
CLP	235,326	USD	219,826	1/26/2023	HUS	15,500	-	15,500
CLP	235,326	USD	220,029	1/26/2023	HUS	15,297	-	15,297
CLP	235,326	USD	221,373	1/26/2023	HUS	13,953	-	13,953
CLP	235,326	USD	225,605	1/26/2023	HUS	9,721	-	9,721
CLP	235,326	USD	224,921	1/26/2023	HUS	10,405	-	10,405
CLP	235,326	USD	224,515	1/26/2023	HUS	10,811	-	10,811
CLP	235,326	USD	225,182	1/26/2023	HUS	10,144	-	10,144
CLP	235,326	USD	224,926	1/26/2023	HUS	10,400	-	10,400
CLP	235,326	USD	224,982	1/26/2023	HUS	10,344	-	10,344
CLP	235,326	USD	225,177	1/26/2023	HUS	10,149	-	10,149
CLP	235,326	USD	225,418	1/26/2023	HUS	9,908	-	9,908
CLP	235,326	USD	224,097	1/26/2023	HUS	11,229	-	11,229
CLP	235,326	USD	223,889	1/26/2023	HUS	11,437	-	11,437
CLP	235,326	USD	212,213	1/26/2023	HUS	23,113	-	23,113
CLP	235,326	USD	220,070	1/26/2023	HUS	15,256	-	15,256
CLP	235,326	USD	220,085	1/26/2023	HUS	15,241	-	15,241
CLP	235,326	USD	220,107	1/26/2023	HUS	15,219	-	15,219
CLP	235,326	USD	219,474	1/26/2023	HUS	15,852	-	15,852
CLP	235,326	USD	219,839	1/26/2023	HUS	15,487	-	15,487
CLP	235,326	USD	219,838	1/26/2023	HUS	15,488	-	15,488
CLP	235,326	USD	220,208	1/26/2023	HUS	15,118	-	15,118
CLP	235,326	USD	219,814	1/26/2023	HUS	15,512	-	15,512
CLP	235,326	USD	219,848	1/26/2023	HUS	15,478	-	15,478
CLP	235,326	USD	211,539	1/26/2023	HUS	23,787	-	23,787
CLP	235,326	USD	211,539	1/26/2023	HUS	23,787	-	23,787
CLP	235,326	USD	211,801	1/26/2023	HUS	23,525	-	23,525
CLP	235,326	USD	219,961	1/26/2023	HUS	15,365	-	15,365
CLP	235,326	USD	223,199	1/26/2023	HUS	12,127	-	12,127
CLP	235,326	USD	220,364	1/26/2023	HUS	14,962	-	14,962
CLP	235,326	USD	219,522	1/26/2023	HUS	15,804	-	15,804
CLP	235,326	USD	220,196	1/26/2023	HUS	15,130	-	15,130
CLP	235,326	USD	219,517	1/26/2023	HUS	15,809	-	15,809
CLP	235,326	USD	221,097	1/26/2023	HUS	14,229	-	14,229

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
CLP	235,326	USD	220,138	1/26/2023	HUS	$15,188	$-	$15,188
CLP	235,326	USD	223,159	1/26/2023	HUS	12,167	-	12,167
CLP	235,326	USD	225,281	1/26/2023	HUS	10,045	-	10,045
CLP	294,158	USD	266,193	1/26/2023	HUS	27,965	-	27,965
CLP	294,158	USD	264,820	1/26/2023	HUS	29,338	-	29,338
CLP	294,158	USD	279,811	1/26/2023	HUS	14,347	-	14,347
CLP	294,158	USD	279,296	1/26/2023	HUS	14,862	-	14,862
CLP	294,158	USD	279,380	1/26/2023	HUS	14,778	-	14,778
CLP	294,158	USD	277,516	1/26/2023	HUS	16,642	-	16,642
CLP	294,158	USD	277,673	1/26/2023	HUS	16,485	-	16,485
CLP	294,158	USD	274,877	1/26/2023	HUS	19,281	-	19,281
CLP	294,158	USD	277,012	1/26/2023	HUS	17,146	-	17,146
CLP	294,158	USD	278,022	1/26/2023	HUS	16,136	-	16,136
CLP	294,158	USD	276,984	1/26/2023	HUS	17,174	-	17,174
CLP	294,158	USD	275,134	1/26/2023	HUS	19,024	-	19,024
CLP	294,158	USD	275,264	1/26/2023	HUS	18,894	-	18,894
CLP	294,158	USD	275,270	1/26/2023	HUS	18,888	-	18,888
CLP	294,158	USD	276,439	1/26/2023	HUS	17,719	-	17,719
CLP	294,158	USD	275,425	1/26/2023	HUS	18,733	-	18,733
CLP	294,158	USD	276,503	1/26/2023	HUS	17,655	-	17,655
CLP	294,158	USD	281,621	1/26/2023	HUS	12,537	-	12,537
CLP	294,158	USD	281,939	1/26/2023	HUS	12,219	-	12,219
CLP	294,158	USD	281,560	1/26/2023	HUS	12,598	-	12,598
CLP	294,158	USD	282,065	1/26/2023	HUS	12,093	-	12,093
CLP	294,158	USD	286,494	1/26/2023	HUS	7,664	-	7,664
CLP	294,158	USD	265,345	1/26/2023	HUS	28,813	-	28,813
CLP	294,158	USD	275,319	1/26/2023	HUS	18,839	-	18,839
CLP	294,158	USD	273,985	1/26/2023	HUS	20,173	-	20,173
CLP	294,158	USD	275,128	1/26/2023	HUS	19,030	-	19,030
CLP	294,158	USD	274,834	1/26/2023	HUS	19,324	-	19,324
CLP	294,158	USD	274,825	1/26/2023	HUS	19,333	-	19,333
CLP	294,158	USD	275,228	1/26/2023	HUS	18,930	-	18,930
CLP	294,158	USD	274,901	1/26/2023	HUS	19,257	-	19,257
CLP	294,158	USD	279,655	1/26/2023	HUS	14,503	-	14,503
CLP	294,158	USD	275,182	1/26/2023	HUS	18,976	-	18,976
CLP	294,158	USD	275,668	1/26/2023	HUS	18,490	-	18,490
CLP	294,158	USD	274,910	1/26/2023	HUS	19,248	-	19,248
CLP	294,158	USD	275,070	1/26/2023	HUS	19,088	-	19,088
CLP	294,158	USD	275,061	1/26/2023	HUS	19,097	-	19,097
CLP	294,158	USD	274,569	1/26/2023	HUS	19,589	-	19,589
CLP	294,158	USD	273,916	1/26/2023	HUS	20,242	-	20,242
CLP	294,158	USD	281,827	1/26/2023	HUS	12,331	-	12,331
CLP	294,158	USD	281,627	1/26/2023	HUS	12,531	-	12,531
CLP	294,158	USD	288,784	1/26/2023	HUS	5,374	-	5,374
CLP	339,916	USD	316,640	1/26/2023	HUS	23,276	-	23,276
CLP	352,989	USD	318,999	1/26/2023	HUS	33,990	-	33,990
CLP	352,989	USD	318,749	1/26/2023	HUS	34,240	-	34,240
CLP	352,989	USD	334,206	1/26/2023	HUS	18,783	-	18,783
CLP	352,989	USD	335,390	1/26/2023	HUS	17,599	-	17,599
CLP	352,989	USD	328,972	1/26/2023	HUS	24,017	-	24,017
CLP	352,989	USD	334,306	1/26/2023	HUS	18,683	-	18,683
CLP	352,989	USD	330,629	1/26/2023	HUS	22,360	-	22,360
CLP	352,989	USD	331,491	1/26/2023	HUS	21,498	-	21,498
CLP	352,989	USD	331,932	1/26/2023	HUS	21,057	-	21,057
CLP	352,989	USD	332,130	1/26/2023	HUS	20,859	-	20,859
CLP	352,989	USD	337,712	1/26/2023	HUS	15,277	-	15,277
CLP	352,989	USD	337,701	1/26/2023	HUS	15,288	-	15,288
CLP	352,989	USD	338,585	1/26/2023	HUS	14,404	-	14,404
CLP	352,989	USD	344,218	1/26/2023	HUS	8,771	-	8,771

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
CLP	352,989	USD	330,254	1/26/2023	HUS	$22,735	$-	$22,735
CLP	352,989	USD	332,716	1/26/2023	HUS	20,273	-	20,273
CLP	352,989	USD	338,020	1/26/2023	HUS	14,969	-	14,969
CLP	352,989	USD	338,180	1/26/2023	HUS	14,809	-	14,809
CLP	352,989	USD	338,421	1/26/2023	HUS	14,568	-	14,568
CLP	352,989	USD	337,991	1/26/2023	HUS	14,998	-	14,998
CLP	362,577	USD	337,812	1/26/2023	HUS	24,765	-	24,765
CLP	392,210	USD	365,180	1/26/2023	HUS	27,030	-	27,030
CLP	411,821	USD	390,686	1/26/2023	HUS	21,135	-	21,135
CLP	411,821	USD	390,133	1/26/2023	HUS	21,688	-	21,688
CLP	411,821	USD	376,682	1/26/2023	HUS	35,139	-	35,139
CLP	411,821	USD	385,828	1/26/2023	HUS	25,993	-	25,993
CLP	411,821	USD	385,941	1/26/2023	HUS	25,880	-	25,880
CLP	411,821	USD	394,158	1/26/2023	HUS	17,663	-	17,663
CLP	411,821	USD	401,432	1/26/2023	HUS	10,389	-	10,389
CLP	411,821	USD	401,782	1/26/2023	HUS	10,039	-	10,039
CLP	411,821	USD	402,170	1/26/2023	HUS	9,651	-	9,651
CLP	411,821	USD	390,521	1/26/2023	HUS	21,300	-	21,300
CLP	411,821	USD	387,786	1/26/2023	HUS	24,035	-	24,035
CLP	411,821	USD	404,720	1/26/2023	HUS	7,101	-	7,101
CLP	411,821	USD	402,734	1/26/2023	HUS	9,087	-	9,087
CLP	441,237	USD	410,946	1/26/2023	HUS	30,291	-	30,291
CLP	470,652	USD	447,112	1/26/2023	HUS	23,540	-	23,540
CLP	470,652	USD	444,617	1/26/2023	HUS	26,035	-	26,035
CLP	470,652	USD	450,298	1/26/2023	HUS	20,354	-	20,354
CLP	470,652	USD	459,126	1/26/2023	HUS	11,526	-	11,526
CLP	470,652	USD	437,828	1/26/2023	HUS	32,824	-	32,824
CLP	470,652	USD	447,727	1/26/2023	HUS	22,925	-	22,925
CLP	470,652	USD	446,917	1/26/2023	HUS	23,735	-	23,735
CLP	470,652	USD	446,553	1/26/2023	HUS	24,099	-	24,099
CLP	470,652	USD	444,370	1/26/2023	HUS	26,282	-	26,282
CLP	470,652	USD	461,963	1/26/2023	HUS	8,689	-	8,689
CLP	487,212	USD	453,770	1/26/2023	HUS	33,442	-	33,442
CLP	509,873	USD	475,323	1/26/2023	HUS	34,550	-	34,550
CLP	529,484	USD	477,545	1/26/2023	HUS	51,939	-	51,939
CLP	529,484	USD	478,012	1/26/2023	HUS	51,472	-	51,472
CLP	529,484	USD	478,907	1/26/2023	HUS	50,577	-	50,577
CLP	529,484	USD	484,545	1/26/2023	HUS	44,939	-	44,939
CLP	529,484	USD	501,762	1/26/2023	HUS	27,722	-	27,722
CLP	529,484	USD	503,080	1/26/2023	HUS	26,404	-	26,404
CLP	529,484	USD	502,182	1/26/2023	HUS	27,302	-	27,302
CLP	529,484	USD	484,919	1/26/2023	HUS	44,565	-	44,565
CLP	529,484	USD	484,402	1/26/2023	HUS	45,082	-	45,082
CLP	529,484	USD	506,401	1/26/2023	HUS	23,083	-	23,083
CLP	529,484	USD	507,534	1/26/2023	HUS	21,950	-	21,950
CLP	529,484	USD	516,826	1/26/2023	HUS	12,658	-	12,658
CLP	529,484	USD	516,328	1/26/2023	HUS	13,156	-	13,156
CLP	529,484	USD	502,810	1/26/2023	HUS	26,674	-	26,674
CLP	529,484	USD	502,653	1/26/2023	HUS	26,831	-	26,831
CLP	529,484	USD	502,148	1/26/2023	HUS	27,336	-	27,336
CLP	588,315	USD	531,242	1/26/2023	HUS	57,073	-	57,073
CLP	588,315	USD	531,581	1/26/2023	HUS	56,734	-	56,734
CLP	588,315	USD	530,650	1/26/2023	HUS	57,665	-	57,665
CLP	588,315	USD	558,285	1/26/2023	HUS	30,030	-	30,030
CLP	588,315	USD	558,603	1/26/2023	HUS	29,712	-	29,712
CLP	588,315	USD	558,528	1/26/2023	HUS	29,787	-	29,787
CLP	588,315	USD	537,380	1/26/2023	HUS	50,935	-	50,935
CLP	588,315	USD	553,109	1/26/2023	HUS	35,206	-	35,206
CLP	588,315	USD	579,058	1/26/2023	HUS	9,257	-	9,257

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
CLP	591,992	USD	551,363	1/26/2023	HUS	$40,629	$-	$40,629
CLP	634,509	USD	591,539	1/26/2023	HUS	42,970	-	42,970
CLP	647,147	USD	635,895	1/26/2023	HUS	11,252	-	11,252
CLP	705,979	USD	638,455	1/26/2023	HUS	67,524	-	67,524
CLP	705,979	USD	638,188	1/26/2023	HUS	67,791	-	67,791
CLP	705,979	USD	691,309	1/26/2023	HUS	14,670	-	14,670
CLP	725,153	USD	676,453	1/26/2023	HUS	48,700	-	48,700
CLP	764,810	USD	699,391	1/26/2023	HUS	65,419	-	65,419
CLP	764,810	USD	749,562	1/26/2023	HUS	15,248	-	15,248
CLP	823,642	USD	746,691	1/26/2023	HUS	76,951	-	76,951
CLP	823,642	USD	740,083	1/26/2023	HUS	83,559	-	83,559
CLP	882,473	USD	805,944	1/26/2023	HUS	76,529	-	76,529
CLP	917,772	USD	821,355	1/26/2023	HUS	96,417	-	96,417
CLP	941,305	USD	888,840	1/26/2023	HUS	52,465	-	52,465
CLP	941,305	USD	859,856	1/26/2023	HUS	81,449	-	81,449
CLP	951,110	USD	852,861	1/26/2023	HUS	98,249	-	98,249
CLP	951,110	USD	853,257	1/26/2023	HUS	97,853	-	97,853
CLP	951,110	USD	852,807	1/26/2023	HUS	98,303	-	98,303
CLP	960,915	USD	913,344	1/26/2023	HUS	47,571	-	47,571
CLP	960,915	USD	914,080	1/26/2023	HUS	46,835	-	46,835
CLP	986,654	USD	918,783	1/26/2023	HUS	67,871	-	67,871
CLP	1,000,136	USD	916,206	1/26/2023	HUS	83,930	-	83,930
CLP	1,029,552	USD	922,928	1/26/2023	HUS	106,624	-	106,624
CLP	1,117,799	USD	988,019	1/26/2023	HUS	129,780	-	129,780
CLP	1,117,799	USD	1,001,718	1/26/2023	HUS	116,081	-	116,081
CLP	1,127,605	USD	1,072,994	1/26/2023	HUS	54,611	-	54,611
CLP	1,127,605	USD	1,073,571	1/26/2023	HUS	54,034	-	54,034
CLP	1,235,462	USD	1,209,343	1/26/2023	HUS	26,119	-	26,119
CLP	1,294,294	USD	1,240,303	1/26/2023	HUS	53,991	-	53,991
CLP	1,376,658	USD	1,232,370	1/26/2023	HUS	144,288	-	144,288
CLP	1,470,789	USD	1,301,962	1/26/2023	HUS	168,827	-	168,827
CLP	1,706,115	USD	1,507,935	1/26/2023	HUS	198,180	-	198,180
USD	22,699,804	CLP	26,297,699	1/26/2023	HUS	-	(3,597,895)	(3,597,895)
USD	5,704,684	CLP	6,471,470	1/26/2023	HUS	-	(766,786)	(766,786)
USD	1,728,003	CLP	2,059,104	1/26/2023	HUS	-	(331,101)	(331,101)
USD	1,727,927	CLP	2,059,104	1/26/2023	HUS	-	(331,177)	(331,177)
USD	1,044,890	CLP	1,235,462	1/26/2023	HUS	-	(190,572)	(190,572)
USD	1,045,421	CLP	1,235,462	1/26/2023	HUS	-	(190,041)	(190,041)
USD	1,045,254	CLP	1,235,462	1/26/2023	HUS	-	(190,208)	(190,208)
USD	874,533	CLP	882,473	1/26/2023	HUS	-	(7,940)	(7,940)
USD	637,726	CLP	647,147	1/26/2023	HUS	-	(9,421)	(9,421)
USD	579,065	CLP	588,315	1/26/2023	HUS	-	(9,250)	(9,250)
USD	520,580	CLP	529,484	1/26/2023	HUS	-	(8,904)	(8,904)
USD	521,002	CLP	529,484	1/26/2023	HUS	-	(8,482)	(8,482)
USD	464,765	CLP	470,652	1/26/2023	HUS	-	(5,887)	(5,887)
USD	464,430	CLP	470,652	1/26/2023	HUS	-	(6,222)	(6,222)
USD	463,048	CLP	470,652	1/26/2023	HUS	-	(7,604)	(7,604)
USD	462,791	CLP	470,652	1/26/2023	HUS	-	(7,861)	(7,861)
USD	462,727	CLP	470,652	1/26/2023	HUS	-	(7,925)	(7,925)
USD	405,309	CLP	411,821	1/26/2023	HUS	-	(6,512)	(6,512)
USD	406,509	CLP	411,821	1/26/2023	HUS	-	(5,312)	(5,312)
USD	404,629	CLP	411,821	1/26/2023	HUS	-	(7,192)	(7,192)
USD	347,073	CLP	352,989	1/26/2023	HUS	-	(5,916)	(5,916)
USD	351,823	CLP	352,989	1/26/2023	HUS	-	(1,166)	(1,166)
USD	351,745	CLP	352,989	1/26/2023	HUS	-	(1,244)	(1,244)
USD	348,894	CLP	352,989	1/26/2023	HUS	-	(4,095)	(4,095)
USD	352,862	CLP	352,989	1/26/2023	HUS	-	(127)	(127)
USD	352,493	CLP	352,989	1/26/2023	HUS	-	(496)	(496)
USD	352,530	CLP	352,989	1/26/2023	HUS	-	(459)	(459)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	352,154	CLP	352,989	1/26/2023	HUS	$-	$(835)	$(835)
USD	347,339	CLP	352,989	1/26/2023	HUS	-	(5,650)	(5,650)
USD	288,701	CLP	294,158	1/26/2023	HUS	-	(5,457)	(5,457)
USD	290,590	CLP	294,158	1/26/2023	HUS	-	(3,568)	(3,568)
USD	231,481	CLP	235,326	1/26/2023	HUS	-	(3,845)	(3,845)
USD	231,297	CLP	235,326	1/26/2023	HUS	-	(4,029)	(4,029)
USD	231,884	CLP	235,326	1/26/2023	HUS	-	(3,442)	(3,442)
USD	234,695	CLP	235,326	1/26/2023	HUS	-	(631)	(631)
USD	234,687	CLP	235,326	1/26/2023	HUS	-	(639)	(639)
USD	234,576	CLP	235,326	1/26/2023	HUS	-	(750)	(750)
USD	234,332	CLP	235,326	1/26/2023	HUS	-	(994)	(994)
USD	197,806	CLP	235,326	1/26/2023	HUS	-	(37,520)	(37,520)
USD	197,849	CLP	235,326	1/26/2023	HUS	-	(37,477)	(37,477)
USD	198,550	CLP	235,326	1/26/2023	HUS	-	(36,776)	(36,776)
USD	198,326	CLP	235,326	1/26/2023	HUS	-	(37,000)	(37,000)
USD	198,210	CLP	235,326	1/26/2023	HUS	-	(37,116)	(37,116)
USD	231,572	CLP	235,326	1/26/2023	HUS	-	(3,754)	(3,754)
USD	231,653	CLP	235,326	1/26/2023	HUS	-	(3,673)	(3,673)
USD	160,456	CLP	176,495	1/26/2023	HUS	-	(16,039)	(16,039)
USD	160,262	CLP	176,495	1/26/2023	HUS	-	(16,233)	(16,233)
USD	173,443	CLP	176,495	1/26/2023	HUS	-	(3,052)	(3,052)
USD	173,710	CLP	176,495	1/26/2023	HUS	-	(2,785)	(2,785)
USD	173,829	CLP	176,495	1/26/2023	HUS	-	(2,666)	(2,666)
USD	174,220	CLP	176,495	1/26/2023	HUS	-	(2,275)	(2,275)
USD	174,382	CLP	176,495	1/26/2023	HUS	-	(2,113)	(2,113)
USD	174,425	CLP	176,495	1/26/2023	HUS	-	(2,070)	(2,070)
USD	176,342	CLP	176,495	1/26/2023	HUS	-	(153)	(153)
USD	176,363	CLP	176,495	1/26/2023	HUS	-	(132)	(132)
USD	176,094	CLP	176,495	1/26/2023	HUS	-	(401)	(401)
USD	175,974	CLP	176,495	1/26/2023	HUS	-	(521)	(521)
USD	173,726	CLP	176,495	1/26/2023	HUS	-	(2,769)	(2,769)
USD	148,930	CLP	176,495	1/26/2023	HUS	-	(27,565)	(27,565)
USD	148,436	CLP	176,495	1/26/2023	HUS	-	(28,059)	(28,059)
USD	148,248	CLP	176,495	1/26/2023	HUS	-	(28,247)	(28,247)
USD	148,869	CLP	176,495	1/26/2023	HUS	-	(27,626)	(27,626)
USD	148,708	CLP	176,495	1/26/2023	HUS	-	(27,787)	(27,787)
USD	148,398	CLP	176,495	1/26/2023	HUS	-	(28,097)	(28,097)
USD	148,191	CLP	176,495	1/26/2023	HUS	-	(28,304)	(28,304)
USD	148,721	CLP	176,495	1/26/2023	HUS	-	(27,774)	(27,774)
USD	148,770	CLP	176,495	1/26/2023	HUS	-	(27,725)	(27,725)
USD	148,836	CLP	176,495	1/26/2023	HUS	-	(27,659)	(27,659)
USD	148,571	CLP	176,495	1/26/2023	HUS	-	(27,924)	(27,924)
USD	147,563	CLP	176,495	1/26/2023	HUS	-	(28,932)	(28,932)
USD	147,824	CLP	176,495	1/26/2023	HUS	-	(28,671)	(28,671)
USD	147,639	CLP	176,495	1/26/2023	HUS	-	(28,856)	(28,856)
USD	147,605	CLP	176,495	1/26/2023	HUS	-	(28,890)	(28,890)
USD	160,144	CLP	176,495	1/26/2023	HUS	-	(16,351)	(16,351)
USD	160,253	CLP	176,495	1/26/2023	HUS	-	(16,242)	(16,242)
USD	160,457	CLP	176,495	1/26/2023	HUS	-	(16,038)	(16,038)
USD	160,511	CLP	176,495	1/26/2023	HUS	-	(15,984)	(15,984)
USD	106,923	CLP	117,663	1/26/2023	HUS	-	(10,740)	(10,740)
USD	106,905	CLP	117,663	1/26/2023	HUS	-	(10,758)	(10,758)
USD	106,883	CLP	117,663	1/26/2023	HUS	-	(10,780)	(10,780)
USD	106,941	CLP	117,663	1/26/2023	HUS	-	(10,722)	(10,722)
USD	106,817	CLP	117,663	1/26/2023	HUS	-	(10,846)	(10,846)
USD	107,108	CLP	117,663	1/26/2023	HUS	-	(10,555)	(10,555)
USD	107,411	CLP	117,663	1/26/2023	HUS	-	(10,252)	(10,252)
USD	117,437	CLP	117,663	1/26/2023	HUS	-	(226)	(226)
USD	117,672	CLP	117,663	1/26/2023	HUS	9	-	9

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	117,568	CLP	117,663	1/26/2023	HUS	$-	$(95)	$(95)
USD	117,485	CLP	117,663	1/26/2023	HUS	-	(178)	(178)
USD	117,465	CLP	117,663	1/26/2023	HUS	-	(198)	(198)
USD	117,339	CLP	117,663	1/26/2023	HUS	-	(324)	(324)
USD	117,407	CLP	117,663	1/26/2023	HUS	-	(256)	(256)
USD	117,277	CLP	117,663	1/26/2023	HUS	-	(386)	(386)
USD	116,978	CLP	117,663	1/26/2023	HUS	-	(685)	(685)
USD	117,086	CLP	117,663	1/26/2023	HUS	-	(577)	(577)
USD	98,927	CLP	117,663	1/26/2023	HUS	-	(18,736)	(18,736)
USD	99,156	CLP	117,663	1/26/2023	HUS	-	(18,507)	(18,507)
USD	98,945	CLP	117,663	1/26/2023	HUS	-	(18,718)	(18,718)
USD	99,132	CLP	117,663	1/26/2023	HUS	-	(18,531)	(18,531)
USD	99,043	CLP	117,663	1/26/2023	HUS	-	(18,620)	(18,620)
USD	98,916	CLP	117,663	1/26/2023	HUS	-	(18,747)	(18,747)
USD	99,198	CLP	117,663	1/26/2023	HUS	-	(18,465)	(18,465)
USD	99,237	CLP	117,663	1/26/2023	HUS	-	(18,426)	(18,426)
USD	99,271	CLP	117,663	1/26/2023	HUS	-	(18,392)	(18,392)
USD	99,039	CLP	117,663	1/26/2023	HUS	-	(18,624)	(18,624)
USD	98,090	CLP	117,663	1/26/2023	HUS	-	(19,573)	(19,573)
USD	98,390	CLP	117,663	1/26/2023	HUS	-	(19,273)	(19,273)
USD	98,503	CLP	117,663	1/26/2023	HUS	-	(19,160)	(19,160)
USD	98,454	CLP	117,663	1/26/2023	HUS	-	(19,209)	(19,209)
USD	98,466	CLP	117,663	1/26/2023	HUS	-	(19,197)	(19,197)
USD	98,383	CLP	117,663	1/26/2023	HUS	-	(19,280)	(19,280)
USD	98,319	CLP	117,663	1/26/2023	HUS	-	(19,344)	(19,344)
USD	98,446	CLP	117,663	1/26/2023	HUS	-	(19,217)	(19,217)
USD	98,551	CLP	117,663	1/26/2023	HUS	-	(19,112)	(19,112)
USD	98,443	CLP	117,663	1/26/2023	HUS	-	(19,220)	(19,220)
USD	106,908	CLP	117,663	1/26/2023	HUS	-	(10,755)	(10,755)
USD	106,850	CLP	117,663	1/26/2023	HUS	-	(10,813)	(10,813)
USD	107,019	CLP	117,663	1/26/2023	HUS	-	(10,644)	(10,644)
USD	107,098	CLP	117,663	1/26/2023	HUS	-	(10,565)	(10,565)
USD	107,134	CLP	117,663	1/26/2023	HUS	-	(10,529)	(10,529)
USD	53,445	CLP	58,832	1/26/2023	HUS	-	(5,387)	(5,387)
USD	53,440	CLP	58,832	1/26/2023	HUS	-	(5,392)	(5,392)
USD	53,368	CLP	58,832	1/26/2023	HUS	-	(5,464)	(5,464)
USD	53,639	CLP	58,832	1/26/2023	HUS	-	(5,193)	(5,193)
USD	53,699	CLP	58,832	1/26/2023	HUS	-	(5,133)	(5,133)
USD	53,667	CLP	58,832	1/26/2023	HUS	-	(5,165)	(5,165)
USD	53,607	CLP	58,832	1/26/2023	HUS	-	(5,225)	(5,225)
USD	49,586	CLP	58,832	1/26/2023	HUS	-	(9,246)	(9,246)
USD	49,412	CLP	58,832	1/26/2023	HUS	-	(9,420)	(9,420)
USD	49,456	CLP	58,832	1/26/2023	HUS	-	(9,376)	(9,376)
USD	49,607	CLP	58,832	1/26/2023	HUS	-	(9,225)	(9,225)
USD	49,520	CLP	58,832	1/26/2023	HUS	-	(9,312)	(9,312)
USD	49,177	CLP	58,832	1/26/2023	HUS	-	(9,655)	(9,655)
USD	49,169	CLP	58,832	1/26/2023	HUS	-	(9,663)	(9,663)
USD	49,131	CLP	58,832	1/26/2023	HUS	-	(9,701)	(9,701)
USD	49,125	CLP	58,832	1/26/2023	HUS	-	(9,707)	(9,707)
USD	49,139	CLP	58,832	1/26/2023	HUS	-	(9,693)	(9,693)
USD	49,165	CLP	58,832	1/26/2023	HUS	-	(9,667)	(9,667)
USD	49,158	CLP	58,832	1/26/2023	HUS	-	(9,674)	(9,674)
USD	49,144	CLP	58,832	1/26/2023	HUS	-	(9,688)	(9,688)
USD	49,241	CLP	58,832	1/26/2023	HUS	-	(9,591)	(9,591)
USD	49,279	CLP	58,832	1/26/2023	HUS	-	(9,553)	(9,553)
USD	49,285	CLP	58,832	1/26/2023	HUS	-	(9,547)	(9,547)
USD	49,279	CLP	58,832	1/26/2023	HUS	-	(9,553)	(9,553)
USD	49,182	CLP	58,832	1/26/2023	HUS	-	(9,650)	(9,650)
USD	49,243	CLP	58,832	1/26/2023	HUS	-	(9,589)	(9,589)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	49,227	CLP	58,832	1/26/2023	HUS	$-	$(9,605)	$(9,605)
USD	49,249	CLP	58,832	1/26/2023	HUS	-	(9,583)	(9,583)
USD	53,467	CLP	58,832	1/26/2023	HUS	-	(5,365)	(5,365)
USD	53,634	CLP	58,832	1/26/2023	HUS	-	(5,198)	(5,198)
USD	53,462	CLP	58,832	1/26/2023	HUS	-	(5,370)	(5,370)
USD	53,376	CLP	58,832	1/26/2023	HUS	-	(5,456)	(5,456)
USD	53,365	CLP	58,832	1/26/2023	HUS	-	(5,467)	(5,467)
USD	53,470	CLP	58,832	1/26/2023	HUS	-	(5,362)	(5,362)
USD	53,449	CLP	58,832	1/26/2023	HUS	-	(5,383)	(5,383)
USD	53,560	CLP	58,832	1/26/2023	HUS	-	(5,272)	(5,272)
USD	53,634	CLP	58,832	1/26/2023	HUS	-	(5,198)	(5,198)
COP	205,303	USD	207,430	1/30/2023	HUS	-	(2,127)	(2,127)
COP	287,424	USD	287,672	1/30/2023	HUS	-	(248)	(248)
COP	328,485	USD	331,577	1/30/2023	HUS	-	(3,092)	(3,092)
COP	328,485	USD	331,649	1/30/2023	HUS	-	(3,164)	(3,164)
COP	492,727	USD	497,550	1/30/2023	HUS	-	(4,823)	(4,823)
COP	492,727	USD	497,840	1/30/2023	HUS	-	(5,113)	(5,113)
COP	698,030	USD	698,185	1/30/2023	HUS	-	(155)	(155)
COP	862,272	USD	863,221	1/30/2023	HUS	-	(949)	(949)
COP	985,454	USD	982,701	1/30/2023	HUS	2,753	-	2,753
COP	985,454	USD	982,363	1/30/2023	HUS	3,091	-	3,091
USD	9,330,890	COP	9,033,327	1/30/2023	HUS	297,563	-	297,563
USD	1,314,858	COP	1,272,878	1/30/2023	HUS	41,980	-	41,980
USD	593,227	COP	574,848	1/30/2023	HUS	18,379	-	18,379
USD	320,488	COP	328,485	1/30/2023	HUS	-	(7,997)	(7,997)
USD	320,427	COP	328,485	1/30/2023	HUS	-	(8,058)	(8,058)
USD	319,857	COP	328,485	1/30/2023	HUS	-	(8,628)	(8,628)
USD	280,516	COP	287,424	1/30/2023	HUS	-	(6,908)	(6,908)
USD	279,838	COP	287,424	1/30/2023	HUS	-	(7,586)	(7,586)
USD	239,465	COP	246,363	1/30/2023	HUS	-	(6,898)	(6,898)
USD	119,884	COP	123,182	1/30/2023	HUS	-	(3,298)	(3,298)
USD	79,907	COP	82,121	1/30/2023	HUS	-	(2,214)	(2,214)
BRL	18,837	USD	18,606	2/2/2023	HUS	231	-	231
BRL	18,837	USD	18,750	2/2/2023	HUS	87	-	87
BRL	18,837	USD	18,792	2/2/2023	HUS	45	-	45
BRL	18,837	USD	18,699	2/2/2023	HUS	138	-	138
BRL	18,837	USD	18,804	2/2/2023	HUS	33	-	33
BRL	18,837	USD	18,899	2/2/2023	HUS	-	(62)	(62)
BRL	18,837	USD	18,866	2/2/2023	HUS	-	(29)	(29)
BRL	18,837	USD	18,880	2/2/2023	HUS	-	(43)	(43)
BRL	18,837	USD	18,900	2/2/2023	HUS	-	(63)	(63)
BRL	18,837	USD	18,902	2/2/2023	HUS	-	(65)	(65)
BRL	18,837	USD	18,916	2/2/2023	HUS	-	(79)	(79)
BRL	18,837	USD	18,918	2/2/2023	HUS	-	(81)	(81)
BRL	18,837	USD	18,900	2/2/2023	HUS	-	(63)	(63)
BRL	18,837	USD	18,900	2/2/2023	HUS	-	(63)	(63)
BRL	18,837	USD	18,914	2/2/2023	HUS	-	(77)	(77)
BRL	18,837	USD	18,901	2/2/2023	HUS	-	(64)	(64)
BRL	18,837	USD	18,962	2/2/2023	HUS	-	(125)	(125)
BRL	18,837	USD	18,949	2/2/2023	HUS	-	(112)	(112)
BRL	18,837	USD	18,926	2/2/2023	HUS	-	(89)	(89)
BRL	18,837	USD	18,941	2/2/2023	HUS	-	(104)	(104)
BRL	18,837	USD	18,954	2/2/2023	HUS	-	(117)	(117)
BRL	18,837	USD	18,959	2/2/2023	HUS	-	(122)	(122)
BRL	18,837	USD	18,950	2/2/2023	HUS	-	(113)	(113)
BRL	18,837	USD	18,949	2/2/2023	HUS	-	(112)	(112)
BRL	18,837	USD	19,012	2/2/2023	HUS	-	(175)	(175)
BRL	18,837	USD	19,013	2/2/2023	HUS	-	(176)	(176)
BRL	18,837	USD	19,021	2/2/2023	HUS	-	(184)	(184)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	18,837	USD	19,011	2/2/2023	HUS	$-	$(174)	$(174)
BRL	18,837	USD	19,153	2/2/2023	HUS	-	(316)	(316)
BRL	18,837	USD	19,079	2/2/2023	HUS	-	(242)	(242)
BRL	18,837	USD	19,076	2/2/2023	HUS	-	(239)	(239)
BRL	18,837	USD	19,068	2/2/2023	HUS	-	(231)	(231)
BRL	18,837	USD	19,078	2/2/2023	HUS	-	(241)	(241)
BRL	18,837	USD	19,112	2/2/2023	HUS	-	(275)	(275)
BRL	18,837	USD	19,104	2/2/2023	HUS	-	(267)	(267)
BRL	18,837	USD	19,099	2/2/2023	HUS	-	(262)	(262)
BRL	18,837	USD	19,111	2/2/2023	HUS	-	(274)	(274)
BRL	18,837	USD	19,085	2/2/2023	HUS	-	(248)	(248)
BRL	18,837	USD	19,129	2/2/2023	HUS	-	(292)	(292)
BRL	18,837	USD	19,068	2/2/2023	HUS	-	(231)	(231)
BRL	18,837	USD	19,151	2/2/2023	HUS	-	(314)	(314)
BRL	18,837	USD	19,075	2/2/2023	HUS	-	(238)	(238)
BRL	18,837	USD	18,887	2/2/2023	HUS	-	(50)	(50)
BRL	18,837	USD	18,879	2/2/2023	HUS	-	(42)	(42)
BRL	18,837	USD	18,890	2/2/2023	HUS	-	(53)	(53)
BRL	18,837	USD	18,903	2/2/2023	HUS	-	(66)	(66)
BRL	18,837	USD	18,907	2/2/2023	HUS	-	(70)	(70)
BRL	18,837	USD	18,884	2/2/2023	HUS	-	(47)	(47)
BRL	18,837	USD	18,869	2/2/2023	HUS	-	(32)	(32)
BRL	18,837	USD	19,083	2/2/2023	HUS	-	(246)	(246)
BRL	18,837	USD	18,948	2/2/2023	HUS	-	(111)	(111)
BRL	18,837	USD	18,960	2/2/2023	HUS	-	(123)	(123)
BRL	18,837	USD	19,061	2/2/2023	HUS	-	(224)	(224)
BRL	18,837	USD	19,087	2/2/2023	HUS	-	(250)	(250)
BRL	18,837	USD	19,111	2/2/2023	HUS	-	(274)	(274)
BRL	18,837	USD	19,102	2/2/2023	HUS	-	(265)	(265)
BRL	18,837	USD	19,261	2/2/2023	HUS	-	(424)	(424)
BRL	18,837	USD	19,268	2/2/2023	HUS	-	(431)	(431)
BRL	18,837	USD	19,251	2/2/2023	HUS	-	(414)	(414)
BRL	18,837	USD	19,250	2/2/2023	HUS	-	(413)	(413)
BRL	18,837	USD	19,257	2/2/2023	HUS	-	(420)	(420)
BRL	18,837	USD	19,291	2/2/2023	HUS	-	(454)	(454)
BRL	18,837	USD	19,276	2/2/2023	HUS	-	(439)	(439)
BRL	18,837	USD	19,277	2/2/2023	HUS	-	(440)	(440)
BRL	18,837	USD	19,274	2/2/2023	HUS	-	(437)	(437)
BRL	18,837	USD	19,038	2/2/2023	HUS	-	(201)	(201)
BRL	18,837	USD	19,091	2/2/2023	HUS	-	(254)	(254)
BRL	18,837	USD	19,250	2/2/2023	HUS	-	(413)	(413)
BRL	18,837	USD	19,238	2/2/2023	HUS	-	(401)	(401)
BRL	18,837	USD	19,101	2/2/2023	HUS	-	(264)	(264)
BRL	18,837	USD	19,149	2/2/2023	HUS	-	(312)	(312)
BRL	18,837	USD	19,112	2/2/2023	HUS	-	(275)	(275)
BRL	18,837	USD	19,110	2/2/2023	HUS	-	(273)	(273)
BRL	18,837	USD	19,127	2/2/2023	HUS	-	(290)	(290)
BRL	18,837	USD	19,141	2/2/2023	HUS	-	(304)	(304)
BRL	18,837	USD	18,813	2/2/2023	HUS	24	-	24
BRL	18,837	USD	18,814	2/2/2023	HUS	23	-	23
BRL	18,837	USD	19,056	2/2/2023	HUS	-	(219)	(219)
BRL	18,837	USD	19,105	2/2/2023	HUS	-	(268)	(268)
BRL	18,837	USD	19,094	2/2/2023	HUS	-	(257)	(257)
BRL	18,837	USD	19,048	2/2/2023	HUS	-	(211)	(211)
BRL	18,837	USD	19,177	2/2/2023	HUS	-	(340)	(340)
BRL	18,837	USD	19,258	2/2/2023	HUS	-	(421)	(421)
BRL	18,837	USD	19,275	2/2/2023	HUS	-	(438)	(438)
BRL	18,837	USD	19,262	2/2/2023	HUS	-	(425)	(425)
BRL	18,837	USD	19,234	2/2/2023	HUS	-	(397)	(397)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	18,837	USD	19,247	2/2/2023	HUS	$-	$(410)	$(410)
BRL	18,837	USD	19,271	2/2/2023	HUS	-	(434)	(434)
BRL	18,837	USD	19,229	2/2/2023	HUS	-	(392)	(392)
BRL	18,837	USD	19,273	2/2/2023	HUS	-	(436)	(436)
BRL	18,837	USD	19,274	2/2/2023	HUS	-	(437)	(437)
BRL	18,837	USD	19,246	2/2/2023	HUS	-	(409)	(409)
BRL	18,837	USD	19,249	2/2/2023	HUS	-	(412)	(412)
BRL	18,837	USD	19,032	2/2/2023	HUS	-	(195)	(195)
BRL	18,837	USD	18,850	2/2/2023	HUS	-	(13)	(13)
BRL	18,837	USD	18,808	2/2/2023	HUS	29	-	29
BRL	18,837	USD	18,827	2/2/2023	HUS	10	-	10
BRL	18,837	USD	18,820	2/2/2023	HUS	17	-	17
BRL	18,837	USD	18,827	2/2/2023	HUS	10	-	10
BRL	18,837	USD	18,783	2/2/2023	HUS	54	-	54
BRL	18,837	USD	18,822	2/2/2023	HUS	15	-	15
BRL	18,837	USD	18,811	2/2/2023	HUS	26	-	26
BRL	18,837	USD	18,799	2/2/2023	HUS	38	-	38
BRL	18,837	USD	18,821	2/2/2023	HUS	16	-	16
BRL	37,674	USD	38,124	2/2/2023	HUS	-	(450)	(450)
BRL	37,674	USD	37,789	2/2/2023	HUS	-	(115)	(115)
BRL	37,674	USD	37,729	2/2/2023	HUS	-	(55)	(55)
BRL	37,674	USD	37,929	2/2/2023	HUS	-	(255)	(255)
BRL	37,674	USD	37,875	2/2/2023	HUS	-	(201)	(201)
BRL	37,674	USD	37,885	2/2/2023	HUS	-	(211)	(211)
BRL	37,674	USD	37,893	2/2/2023	HUS	-	(219)	(219)
BRL	37,674	USD	37,899	2/2/2023	HUS	-	(225)	(225)
BRL	37,674	USD	37,908	2/2/2023	HUS	-	(234)	(234)
BRL	37,674	USD	38,086	2/2/2023	HUS	-	(412)	(412)
BRL	37,674	USD	38,165	2/2/2023	HUS	-	(491)	(491)
BRL	37,674	USD	38,110	2/2/2023	HUS	-	(436)	(436)
BRL	37,674	USD	38,176	2/2/2023	HUS	-	(502)	(502)
BRL	37,674	USD	38,139	2/2/2023	HUS	-	(465)	(465)
BRL	37,674	USD	38,134	2/2/2023	HUS	-	(460)	(460)
BRL	37,674	USD	38,200	2/2/2023	HUS	-	(526)	(526)
BRL	37,674	USD	38,186	2/2/2023	HUS	-	(512)	(512)
BRL	37,674	USD	38,172	2/2/2023	HUS	-	(498)	(498)
BRL	37,674	USD	38,157	2/2/2023	HUS	-	(483)	(483)
BRL	37,674	USD	38,165	2/2/2023	HUS	-	(491)	(491)
BRL	37,674	USD	38,107	2/2/2023	HUS	-	(433)	(433)
BRL	37,674	USD	38,150	2/2/2023	HUS	-	(476)	(476)
BRL	37,674	USD	38,135	2/2/2023	HUS	-	(461)	(461)
BRL	37,674	USD	38,185	2/2/2023	HUS	-	(511)	(511)
BRL	37,674	USD	38,153	2/2/2023	HUS	-	(479)	(479)
BRL	37,674	USD	38,201	2/2/2023	HUS	-	(527)	(527)
BRL	37,674	USD	38,186	2/2/2023	HUS	-	(512)	(512)
BRL	37,674	USD	38,230	2/2/2023	HUS	-	(556)	(556)
BRL	37,674	USD	38,223	2/2/2023	HUS	-	(549)	(549)
BRL	37,674	USD	38,196	2/2/2023	HUS	-	(522)	(522)
BRL	37,674	USD	38,271	2/2/2023	HUS	-	(597)	(597)
BRL	37,674	USD	38,145	2/2/2023	HUS	-	(471)	(471)
BRL	37,674	USD	38,161	2/2/2023	HUS	-	(487)	(487)
BRL	37,674	USD	38,329	2/2/2023	HUS	-	(655)	(655)
BRL	37,674	USD	38,153	2/2/2023	HUS	-	(479)	(479)
BRL	37,674	USD	38,283	2/2/2023	HUS	-	(609)	(609)
BRL	37,674	USD	38,106	2/2/2023	HUS	-	(432)	(432)
BRL	37,674	USD	38,202	2/2/2023	HUS	-	(528)	(528)
BRL	37,674	USD	38,158	2/2/2023	HUS	-	(484)	(484)
BRL	37,674	USD	38,293	2/2/2023	HUS	-	(619)	(619)
BRL	37,674	USD	38,243	2/2/2023	HUS	-	(569)	(569)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	37,674	USD	38,294	2/2/2023	HUS	$-	$(620)	$(620)
BRL	37,674	USD	38,227	2/2/2023	HUS	-	(553)	(553)
BRL	37,674	USD	38,312	2/2/2023	HUS	-	(638)	(638)
BRL	37,674	USD	38,249	2/2/2023	HUS	-	(575)	(575)
BRL	37,674	USD	38,423	2/2/2023	HUS	-	(749)	(749)
BRL	37,674	USD	37,758	2/2/2023	HUS	-	(84)	(84)
BRL	37,674	USD	38,180	2/2/2023	HUS	-	(506)	(506)
BRL	37,674	USD	38,237	2/2/2023	HUS	-	(563)	(563)
BRL	37,674	USD	37,896	2/2/2023	HUS	-	(222)	(222)
BRL	37,674	USD	37,918	2/2/2023	HUS	-	(244)	(244)
BRL	37,674	USD	37,905	2/2/2023	HUS	-	(231)	(231)
BRL	37,674	USD	37,933	2/2/2023	HUS	-	(259)	(259)
BRL	37,674	USD	37,915	2/2/2023	HUS	-	(241)	(241)
BRL	37,674	USD	37,893	2/2/2023	HUS	-	(219)	(219)
BRL	37,674	USD	38,409	2/2/2023	HUS	-	(735)	(735)
BRL	37,674	USD	38,382	2/2/2023	HUS	-	(708)	(708)
BRL	37,674	USD	38,134	2/2/2023	HUS	-	(460)	(460)
BRL	37,674	USD	38,104	2/2/2023	HUS	-	(430)	(430)
BRL	37,674	USD	38,136	2/2/2023	HUS	-	(462)	(462)
BRL	37,674	USD	38,196	2/2/2023	HUS	-	(522)	(522)
BRL	37,674	USD	38,193	2/2/2023	HUS	-	(519)	(519)
BRL	37,674	USD	38,172	2/2/2023	HUS	-	(498)	(498)
BRL	37,674	USD	38,218	2/2/2023	HUS	-	(544)	(544)
BRL	37,674	USD	38,163	2/2/2023	HUS	-	(489)	(489)
BRL	37,674	USD	38,515	2/2/2023	HUS	-	(841)	(841)
BRL	37,674	USD	38,522	2/2/2023	HUS	-	(848)	(848)
BRL	37,674	USD	38,531	2/2/2023	HUS	-	(857)	(857)
BRL	37,674	USD	38,532	2/2/2023	HUS	-	(858)	(858)
BRL	37,674	USD	38,525	2/2/2023	HUS	-	(851)	(851)
BRL	37,674	USD	38,507	2/2/2023	HUS	-	(833)	(833)
BRL	37,674	USD	38,523	2/2/2023	HUS	-	(849)	(849)
BRL	37,674	USD	38,542	2/2/2023	HUS	-	(868)	(868)
BRL	37,674	USD	38,553	2/2/2023	HUS	-	(879)	(879)
BRL	37,674	USD	38,536	2/2/2023	HUS	-	(862)	(862)
BRL	37,674	USD	38,498	2/2/2023	HUS	-	(824)	(824)
BRL	37,674	USD	38,562	2/2/2023	HUS	-	(888)	(888)
BRL	37,674	USD	38,564	2/2/2023	HUS	-	(890)	(890)
BRL	37,674	USD	38,652	2/2/2023	HUS	-	(978)	(978)
BRL	37,674	USD	38,716	2/2/2023	HUS	-	(1,042)	(1,042)
BRL	37,674	USD	38,555	2/2/2023	HUS	-	(881)	(881)
BRL	37,674	USD	38,666	2/2/2023	HUS	-	(992)	(992)
BRL	37,674	USD	38,549	2/2/2023	HUS	-	(875)	(875)
BRL	37,674	USD	38,585	2/2/2023	HUS	-	(911)	(911)
BRL	37,674	USD	38,046	2/2/2023	HUS	-	(372)	(372)
BRL	37,674	USD	38,100	2/2/2023	HUS	-	(426)	(426)
BRL	37,674	USD	38,199	2/2/2023	HUS	-	(525)	(525)
BRL	37,674	USD	38,166	2/2/2023	HUS	-	(492)	(492)
BRL	37,674	USD	37,809	2/2/2023	HUS	-	(135)	(135)
BRL	37,674	USD	38,491	2/2/2023	HUS	-	(817)	(817)
BRL	37,674	USD	38,540	2/2/2023	HUS	-	(866)	(866)
BRL	37,674	USD	38,080	2/2/2023	HUS	-	(406)	(406)
BRL	37,674	USD	38,207	2/2/2023	HUS	-	(533)	(533)
BRL	37,674	USD	38,211	2/2/2023	HUS	-	(537)	(537)
BRL	37,674	USD	38,115	2/2/2023	HUS	-	(441)	(441)
BRL	37,674	USD	38,132	2/2/2023	HUS	-	(458)	(458)
BRL	37,674	USD	38,138	2/2/2023	HUS	-	(464)	(464)
BRL	37,674	USD	38,159	2/2/2023	HUS	-	(485)	(485)
BRL	37,674	USD	38,298	2/2/2023	HUS	-	(624)	(624)
BRL	37,674	USD	38,311	2/2/2023	HUS	-	(637)	(637)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	37,674	USD	38,329	2/2/2023	HUS	$-	$(655)	$(655)
BRL	37,674	USD	38,191	2/2/2023	HUS	-	(517)	(517)
BRL	37,674	USD	38,198	2/2/2023	HUS	-	(524)	(524)
BRL	37,674	USD	38,311	2/2/2023	HUS	-	(637)	(637)
BRL	37,674	USD	38,140	2/2/2023	HUS	-	(466)	(466)
BRL	37,674	USD	38,200	2/2/2023	HUS	-	(526)	(526)
BRL	37,674	USD	38,169	2/2/2023	HUS	-	(495)	(495)
BRL	37,674	USD	38,179	2/2/2023	HUS	-	(505)	(505)
BRL	37,674	USD	38,223	2/2/2023	HUS	-	(549)	(549)
BRL	37,674	USD	38,238	2/2/2023	HUS	-	(564)	(564)
BRL	37,674	USD	38,277	2/2/2023	HUS	-	(603)	(603)
BRL	37,674	USD	38,189	2/2/2023	HUS	-	(515)	(515)
BRL	37,674	USD	38,273	2/2/2023	HUS	-	(599)	(599)
BRL	37,674	USD	38,274	2/2/2023	HUS	-	(600)	(600)
BRL	37,674	USD	38,323	2/2/2023	HUS	-	(649)	(649)
BRL	37,674	USD	38,316	2/2/2023	HUS	-	(642)	(642)
BRL	37,674	USD	38,215	2/2/2023	HUS	-	(541)	(541)
BRL	37,674	USD	37,550	2/2/2023	HUS	124	-	124
BRL	37,674	USD	37,632	2/2/2023	HUS	42	-	42
BRL	37,674	USD	38,171	2/2/2023	HUS	-	(497)	(497)
BRL	37,674	USD	38,199	2/2/2023	HUS	-	(525)	(525)
BRL	37,674	USD	38,215	2/2/2023	HUS	-	(541)	(541)
BRL	37,674	USD	38,149	2/2/2023	HUS	-	(475)	(475)
BRL	37,674	USD	38,156	2/2/2023	HUS	-	(482)	(482)
BRL	37,674	USD	38,152	2/2/2023	HUS	-	(478)	(478)
BRL	37,674	USD	38,174	2/2/2023	HUS	-	(500)	(500)
BRL	37,674	USD	38,255	2/2/2023	HUS	-	(581)	(581)
BRL	37,674	USD	38,134	2/2/2023	HUS	-	(460)	(460)
BRL	37,674	USD	38,237	2/2/2023	HUS	-	(563)	(563)
BRL	37,674	USD	38,156	2/2/2023	HUS	-	(482)	(482)
BRL	37,674	USD	38,547	2/2/2023	HUS	-	(873)	(873)
BRL	37,674	USD	38,648	2/2/2023	HUS	-	(974)	(974)
BRL	37,674	USD	38,559	2/2/2023	HUS	-	(885)	(885)
BRL	37,674	USD	38,698	2/2/2023	HUS	-	(1,024)	(1,024)
BRL	37,674	USD	38,553	2/2/2023	HUS	-	(879)	(879)
BRL	37,674	USD	38,592	2/2/2023	HUS	-	(918)	(918)
BRL	37,674	USD	38,551	2/2/2023	HUS	-	(877)	(877)
BRL	37,674	USD	38,540	2/2/2023	HUS	-	(866)	(866)
BRL	37,674	USD	38,555	2/2/2023	HUS	-	(881)	(881)
BRL	37,674	USD	38,548	2/2/2023	HUS	-	(874)	(874)
BRL	37,674	USD	38,470	2/2/2023	HUS	-	(796)	(796)
BRL	37,674	USD	38,469	2/2/2023	HUS	-	(795)	(795)
BRL	37,674	USD	38,480	2/2/2023	HUS	-	(806)	(806)
BRL	37,674	USD	38,485	2/2/2023	HUS	-	(811)	(811)
BRL	37,674	USD	38,539	2/2/2023	HUS	-	(865)	(865)
BRL	37,674	USD	38,513	2/2/2023	HUS	-	(839)	(839)
BRL	37,674	USD	38,505	2/2/2023	HUS	-	(831)	(831)
BRL	37,674	USD	38,547	2/2/2023	HUS	-	(873)	(873)
BRL	37,674	USD	38,541	2/2/2023	HUS	-	(867)	(867)
BRL	37,674	USD	38,462	2/2/2023	HUS	-	(788)	(788)
BRL	37,674	USD	38,481	2/2/2023	HUS	-	(807)	(807)
BRL	37,674	USD	38,124	2/2/2023	HUS	-	(450)	(450)
BRL	37,674	USD	38,146	2/2/2023	HUS	-	(472)	(472)
BRL	37,674	USD	38,181	2/2/2023	HUS	-	(507)	(507)
BRL	37,674	USD	38,196	2/2/2023	HUS	-	(522)	(522)
BRL	37,674	USD	38,220	2/2/2023	HUS	-	(546)	(546)
BRL	37,674	USD	38,235	2/2/2023	HUS	-	(561)	(561)
BRL	37,674	USD	38,199	2/2/2023	HUS	-	(525)	(525)
BRL	37,674	USD	38,263	2/2/2023	HUS	-	(589)	(589)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	37,674	USD	38,297	2/2/2023	HUS	$-	$(623)	$(623)
BRL	37,674	USD	38,299	2/2/2023	HUS	-	(625)	(625)
BRL	37,674	USD	38,553	2/2/2023	HUS	-	(879)	(879)
BRL	37,674	USD	38,522	2/2/2023	HUS	-	(848)	(848)
BRL	37,674	USD	38,559	2/2/2023	HUS	-	(885)	(885)
BRL	37,674	USD	38,505	2/2/2023	HUS	-	(831)	(831)
BRL	37,674	USD	37,949	2/2/2023	HUS	-	(275)	(275)
BRL	37,674	USD	38,107	2/2/2023	HUS	-	(433)	(433)
BRL	37,674	USD	38,119	2/2/2023	HUS	-	(445)	(445)
BRL	37,674	USD	38,052	2/2/2023	HUS	-	(378)	(378)
BRL	37,674	USD	38,015	2/2/2023	HUS	-	(341)	(341)
BRL	37,674	USD	37,942	2/2/2023	HUS	-	(268)	(268)
BRL	37,674	USD	38,002	2/2/2023	HUS	-	(328)	(328)
BRL	37,674	USD	37,990	2/2/2023	HUS	-	(316)	(316)
BRL	37,674	USD	38,098	2/2/2023	HUS	-	(424)	(424)
BRL	37,674	USD	38,083	2/2/2023	HUS	-	(409)	(409)
BRL	37,674	USD	38,106	2/2/2023	HUS	-	(432)	(432)
BRL	37,674	USD	38,100	2/2/2023	HUS	-	(426)	(426)
BRL	37,674	USD	38,149	2/2/2023	HUS	-	(475)	(475)
BRL	37,674	USD	38,124	2/2/2023	HUS	-	(450)	(450)
BRL	37,674	USD	37,900	2/2/2023	HUS	-	(226)	(226)
BRL	37,674	USD	37,908	2/2/2023	HUS	-	(234)	(234)
BRL	37,674	USD	37,900	2/2/2023	HUS	-	(226)	(226)
BRL	37,674	USD	37,897	2/2/2023	HUS	-	(223)	(223)
BRL	37,674	USD	37,614	2/2/2023	HUS	60	-	60
BRL	37,674	USD	37,594	2/2/2023	HUS	80	-	80
BRL	37,674	USD	37,635	2/2/2023	HUS	39	-	39
BRL	37,674	USD	37,636	2/2/2023	HUS	38	-	38
BRL	37,674	USD	37,628	2/2/2023	HUS	46	-	46
BRL	37,674	USD	37,648	2/2/2023	HUS	26	-	26
BRL	37,674	USD	37,700	2/2/2023	HUS	-	(26)	(26)
BRL	37,674	USD	37,639	2/2/2023	HUS	35	-	35
BRL	37,674	USD	37,626	2/2/2023	HUS	48	-	48
BRL	37,674	USD	37,647	2/2/2023	HUS	27	-	27
BRL	37,674	USD	37,649	2/2/2023	HUS	25	-	25
BRL	37,674	USD	37,705	2/2/2023	HUS	-	(31)	(31)
BRL	37,674	USD	37,628	2/2/2023	HUS	46	-	46
BRL	37,674	USD	37,644	2/2/2023	HUS	30	-	30
BRL	37,674	USD	37,649	2/2/2023	HUS	25	-	25
BRL	37,674	USD	37,677	2/2/2023	HUS	-	(3)	(3)
BRL	37,674	USD	37,625	2/2/2023	HUS	49	-	49
PHP	44,823	USD	45,094	2/2/2023	HUS	-	(271)	(271)
PHP	44,823	USD	45,061	2/2/2023	HUS	-	(238)	(238)
PHP	44,823	USD	45,061	2/2/2023	HUS	-	(238)	(238)
PHP	44,823	USD	45,222	2/2/2023	HUS	-	(399)	(399)
PHP	44,823	USD	45,251	2/2/2023	HUS	-	(428)	(428)
PHP	44,823	USD	45,260	2/2/2023	HUS	-	(437)	(437)
PHP	44,823	USD	45,241	2/2/2023	HUS	-	(418)	(418)
PHP	44,823	USD	45,024	2/2/2023	HUS	-	(201)	(201)
PHP	44,823	USD	45,019	2/2/2023	HUS	-	(196)	(196)
PHP	44,823	USD	44,978	2/2/2023	HUS	-	(155)	(155)
PHP	44,823	USD	45,242	2/2/2023	HUS	-	(419)	(419)
PHP	44,823	USD	45,234	2/2/2023	HUS	-	(411)	(411)
PHP	44,823	USD	45,223	2/2/2023	HUS	-	(400)	(400)
PHP	44,823	USD	45,067	2/2/2023	HUS	-	(244)	(244)
PHP	44,823	USD	45,069	2/2/2023	HUS	-	(246)	(246)
PHP	44,823	USD	45,029	2/2/2023	HUS	-	(206)	(206)
BRL	56,511	USD	56,225	2/2/2023	HUS	286	-	286
BRL	56,511	USD	56,376	2/2/2023	HUS	135	-	135

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	56,511	USD	56,375	2/2/2023	HUS	$136	$-	$136
BRL	56,511	USD	56,208	2/2/2023	HUS	303	-	303
BRL	56,511	USD	56,201	2/2/2023	HUS	310	-	310
BRL	56,511	USD	56,241	2/2/2023	HUS	270	-	270
BRL	56,511	USD	56,349	2/2/2023	HUS	162	-	162
BRL	56,511	USD	56,362	2/2/2023	HUS	149	-	149
BRL	56,511	USD	56,318	2/2/2023	HUS	193	-	193
BRL	56,511	USD	56,915	2/2/2023	HUS	-	(404)	(404)
BRL	56,511	USD	56,376	2/2/2023	HUS	135	-	135
BRL	56,511	USD	56,436	2/2/2023	HUS	75	-	75
BRL	56,511	USD	56,441	2/2/2023	HUS	70	-	70
BRL	56,511	USD	56,382	2/2/2023	HUS	129	-	129
BRL	56,511	USD	56,597	2/2/2023	HUS	-	(86)	(86)
BRL	56,511	USD	56,659	2/2/2023	HUS	-	(148)	(148)
BRL	56,511	USD	56,661	2/2/2023	HUS	-	(150)	(150)
BRL	56,511	USD	57,186	2/2/2023	HUS	-	(675)	(675)
BRL	56,511	USD	56,686	2/2/2023	HUS	-	(175)	(175)
BRL	56,511	USD	56,701	2/2/2023	HUS	-	(190)	(190)
BRL	56,511	USD	56,727	2/2/2023	HUS	-	(216)	(216)
BRL	56,511	USD	57,200	2/2/2023	HUS	-	(689)	(689)
BRL	56,511	USD	56,913	2/2/2023	HUS	-	(402)	(402)
BRL	56,511	USD	56,940	2/2/2023	HUS	-	(429)	(429)
BRL	56,511	USD	56,887	2/2/2023	HUS	-	(376)	(376)
BRL	56,511	USD	56,908	2/2/2023	HUS	-	(397)	(397)
BRL	56,511	USD	56,873	2/2/2023	HUS	-	(362)	(362)
BRL	56,511	USD	56,894	2/2/2023	HUS	-	(383)	(383)
BRL	56,511	USD	56,843	2/2/2023	HUS	-	(332)	(332)
BRL	56,511	USD	56,902	2/2/2023	HUS	-	(391)	(391)
BRL	56,511	USD	56,875	2/2/2023	HUS	-	(364)	(364)
BRL	56,511	USD	57,116	2/2/2023	HUS	-	(605)	(605)
BRL	56,511	USD	57,156	2/2/2023	HUS	-	(645)	(645)
BRL	56,511	USD	57,378	2/2/2023	HUS	-	(867)	(867)
BRL	56,511	USD	57,401	2/2/2023	HUS	-	(890)	(890)
BRL	56,511	USD	57,420	2/2/2023	HUS	-	(909)	(909)
BRL	56,511	USD	57,488	2/2/2023	HUS	-	(977)	(977)
BRL	56,511	USD	57,501	2/2/2023	HUS	-	(990)	(990)
BRL	56,511	USD	57,437	2/2/2023	HUS	-	(926)	(926)
BRL	56,511	USD	56,389	2/2/2023	HUS	122	-	122
BRL	56,511	USD	57,209	2/2/2023	HUS	-	(698)	(698)
BRL	56,511	USD	57,088	2/2/2023	HUS	-	(577)	(577)
BRL	56,511	USD	57,198	2/2/2023	HUS	-	(687)	(687)
BRL	56,511	USD	57,344	2/2/2023	HUS	-	(833)	(833)
BRL	56,511	USD	57,242	2/2/2023	HUS	-	(731)	(731)
BRL	56,511	USD	57,235	2/2/2023	HUS	-	(724)	(724)
BRL	56,511	USD	57,171	2/2/2023	HUS	-	(660)	(660)
BRL	56,511	USD	57,321	2/2/2023	HUS	-	(810)	(810)
BRL	56,511	USD	57,225	2/2/2023	HUS	-	(714)	(714)
BRL	56,511	USD	57,197	2/2/2023	HUS	-	(686)	(686)
BRL	56,511	USD	57,332	2/2/2023	HUS	-	(821)	(821)
BRL	56,511	USD	57,321	2/2/2023	HUS	-	(810)	(810)
BRL	56,511	USD	57,383	2/2/2023	HUS	-	(872)	(872)
BRL	56,511	USD	57,457	2/2/2023	HUS	-	(946)	(946)
BRL	56,511	USD	57,435	2/2/2023	HUS	-	(924)	(924)
BRL	56,511	USD	57,504	2/2/2023	HUS	-	(993)	(993)
BRL	56,511	USD	57,501	2/2/2023	HUS	-	(990)	(990)
BRL	56,511	USD	57,159	2/2/2023	HUS	-	(648)	(648)
BRL	56,511	USD	57,156	2/2/2023	HUS	-	(645)	(645)
BRL	56,511	USD	57,369	2/2/2023	HUS	-	(858)	(858)
BRL	56,511	USD	57,195	2/2/2023	HUS	-	(684)	(684)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	56,511	USD	57,526	2/2/2023	HUS	$-	$(1,015)	$(1,015)
BRL	56,511	USD	57,681	2/2/2023	HUS	-	(1,170)	(1,170)
BRL	56,511	USD	56,561	2/2/2023	HUS	-	(50)	(50)
BRL	56,511	USD	57,570	2/2/2023	HUS	-	(1,059)	(1,059)
BRL	56,511	USD	56,526	2/2/2023	HUS	-	(15)	(15)
BRL	56,511	USD	57,558	2/2/2023	HUS	-	(1,047)	(1,047)
BRL	56,511	USD	57,576	2/2/2023	HUS	-	(1,065)	(1,065)
BRL	56,511	USD	57,168	2/2/2023	HUS	-	(657)	(657)
BRL	56,511	USD	57,261	2/2/2023	HUS	-	(750)	(750)
BRL	56,511	USD	56,863	2/2/2023	HUS	-	(352)	(352)
BRL	56,511	USD	56,847	2/2/2023	HUS	-	(336)	(336)
BRL	56,511	USD	57,583	2/2/2023	HUS	-	(1,072)	(1,072)
BRL	56,511	USD	57,574	2/2/2023	HUS	-	(1,063)	(1,063)
BRL	56,511	USD	57,693	2/2/2023	HUS	-	(1,182)	(1,182)
BRL	56,511	USD	57,658	2/2/2023	HUS	-	(1,147)	(1,147)
BRL	56,511	USD	57,570	2/2/2023	HUS	-	(1,059)	(1,059)
BRL	56,511	USD	57,609	2/2/2023	HUS	-	(1,098)	(1,098)
BRL	56,511	USD	56,924	2/2/2023	HUS	-	(413)	(413)
BRL	56,511	USD	57,587	2/2/2023	HUS	-	(1,076)	(1,076)
BRL	56,511	USD	57,543	2/2/2023	HUS	-	(1,032)	(1,032)
BRL	56,511	USD	57,604	2/2/2023	HUS	-	(1,093)	(1,093)
BRL	56,511	USD	57,220	2/2/2023	HUS	-	(709)	(709)
BRL	56,511	USD	57,146	2/2/2023	HUS	-	(635)	(635)
BRL	56,511	USD	57,182	2/2/2023	HUS	-	(671)	(671)
BRL	56,511	USD	57,755	2/2/2023	HUS	-	(1,244)	(1,244)
BRL	56,511	USD	57,788	2/2/2023	HUS	-	(1,277)	(1,277)
BRL	56,511	USD	57,741	2/2/2023	HUS	-	(1,230)	(1,230)
BRL	56,511	USD	57,771	2/2/2023	HUS	-	(1,260)	(1,260)
BRL	56,511	USD	57,842	2/2/2023	HUS	-	(1,331)	(1,331)
BRL	56,511	USD	57,796	2/2/2023	HUS	-	(1,285)	(1,285)
BRL	56,511	USD	57,738	2/2/2023	HUS	-	(1,227)	(1,227)
BRL	56,511	USD	57,835	2/2/2023	HUS	-	(1,324)	(1,324)
BRL	56,511	USD	57,771	2/2/2023	HUS	-	(1,260)	(1,260)
BRL	56,511	USD	57,852	2/2/2023	HUS	-	(1,341)	(1,341)
BRL	56,511	USD	57,880	2/2/2023	HUS	-	(1,369)	(1,369)
BRL	56,511	USD	57,802	2/2/2023	HUS	-	(1,291)	(1,291)
BRL	56,511	USD	57,798	2/2/2023	HUS	-	(1,287)	(1,287)
BRL	56,511	USD	57,922	2/2/2023	HUS	-	(1,411)	(1,411)
BRL	56,511	USD	57,990	2/2/2023	HUS	-	(1,479)	(1,479)
BRL	56,511	USD	58,007	2/2/2023	HUS	-	(1,496)	(1,496)
BRL	56,511	USD	57,979	2/2/2023	HUS	-	(1,468)	(1,468)
BRL	56,511	USD	58,072	2/2/2023	HUS	-	(1,561)	(1,561)
BRL	56,511	USD	58,055	2/2/2023	HUS	-	(1,544)	(1,544)
BRL	56,511	USD	58,067	2/2/2023	HUS	-	(1,556)	(1,556)
BRL	56,511	USD	58,070	2/2/2023	HUS	-	(1,559)	(1,559)
BRL	56,511	USD	58,066	2/2/2023	HUS	-	(1,555)	(1,555)
BRL	56,511	USD	57,903	2/2/2023	HUS	-	(1,392)	(1,392)
BRL	56,511	USD	57,245	2/2/2023	HUS	-	(734)	(734)
BRL	56,511	USD	57,258	2/2/2023	HUS	-	(747)	(747)
BRL	56,511	USD	57,264	2/2/2023	HUS	-	(753)	(753)
BRL	56,511	USD	56,640	2/2/2023	HUS	-	(129)	(129)
BRL	56,511	USD	57,733	2/2/2023	HUS	-	(1,222)	(1,222)
BRL	56,511	USD	56,590	2/2/2023	HUS	-	(79)	(79)
BRL	56,511	USD	56,681	2/2/2023	HUS	-	(170)	(170)
BRL	56,511	USD	56,645	2/2/2023	HUS	-	(134)	(134)
BRL	56,511	USD	56,536	2/2/2023	HUS	-	(25)	(25)
BRL	56,511	USD	56,504	2/2/2023	HUS	7	-	7
BRL	56,511	USD	56,589	2/2/2023	HUS	-	(78)	(78)
BRL	56,511	USD	57,244	2/2/2023	HUS	-	(733)	(733)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	56,511	USD	57,296	2/2/2023	HUS	$-	$(785)	$(785)
BRL	56,511	USD	57,197	2/2/2023	HUS	-	(686)	(686)
BRL	56,511	USD	57,223	2/2/2023	HUS	-	(712)	(712)
BRL	56,511	USD	57,362	2/2/2023	HUS	-	(851)	(851)
BRL	56,511	USD	57,488	2/2/2023	HUS	-	(977)	(977)
BRL	56,511	USD	57,138	2/2/2023	HUS	-	(627)	(627)
BRL	56,511	USD	57,135	2/2/2023	HUS	-	(624)	(624)
BRL	56,511	USD	57,215	2/2/2023	HUS	-	(704)	(704)
BRL	56,511	USD	57,437	2/2/2023	HUS	-	(926)	(926)
BRL	56,511	USD	57,119	2/2/2023	HUS	-	(608)	(608)
BRL	56,511	USD	57,352	2/2/2023	HUS	-	(841)	(841)
BRL	56,511	USD	57,390	2/2/2023	HUS	-	(879)	(879)
BRL	56,511	USD	57,584	2/2/2023	HUS	-	(1,073)	(1,073)
BRL	56,511	USD	57,172	2/2/2023	HUS	-	(661)	(661)
BRL	56,511	USD	57,322	2/2/2023	HUS	-	(811)	(811)
BRL	56,511	USD	57,576	2/2/2023	HUS	-	(1,065)	(1,065)
BRL	56,511	USD	57,163	2/2/2023	HUS	-	(652)	(652)
BRL	56,511	USD	57,233	2/2/2023	HUS	-	(722)	(722)
BRL	56,511	USD	57,294	2/2/2023	HUS	-	(783)	(783)
BRL	56,511	USD	57,157	2/2/2023	HUS	-	(646)	(646)
BRL	56,511	USD	57,490	2/2/2023	HUS	-	(979)	(979)
BRL	56,511	USD	57,587	2/2/2023	HUS	-	(1,076)	(1,076)
BRL	56,511	USD	57,578	2/2/2023	HUS	-	(1,067)	(1,067)
BRL	56,511	USD	57,528	2/2/2023	HUS	-	(1,017)	(1,017)
BRL	56,511	USD	57,622	2/2/2023	HUS	-	(1,111)	(1,111)
BRL	56,511	USD	57,603	2/2/2023	HUS	-	(1,092)	(1,092)
BRL	56,511	USD	57,677	2/2/2023	HUS	-	(1,166)	(1,166)
BRL	56,511	USD	57,190	2/2/2023	HUS	-	(679)	(679)
BRL	56,511	USD	57,179	2/2/2023	HUS	-	(668)	(668)
BRL	56,511	USD	57,201	2/2/2023	HUS	-	(690)	(690)
BRL	56,511	USD	57,190	2/2/2023	HUS	-	(679)	(679)
BRL	56,511	USD	57,817	2/2/2023	HUS	-	(1,306)	(1,306)
BRL	56,511	USD	57,805	2/2/2023	HUS	-	(1,294)	(1,294)
BRL	56,511	USD	58,038	2/2/2023	HUS	-	(1,527)	(1,527)
BRL	56,511	USD	58,077	2/2/2023	HUS	-	(1,566)	(1,566)
BRL	56,511	USD	57,796	2/2/2023	HUS	-	(1,285)	(1,285)
BRL	56,511	USD	57,812	2/2/2023	HUS	-	(1,301)	(1,301)
BRL	56,511	USD	57,841	2/2/2023	HUS	-	(1,330)	(1,330)
BRL	56,511	USD	58,086	2/2/2023	HUS	-	(1,575)	(1,575)
BRL	56,511	USD	57,850	2/2/2023	HUS	-	(1,339)	(1,339)
BRL	56,511	USD	57,730	2/2/2023	HUS	-	(1,219)	(1,219)
BRL	56,511	USD	57,816	2/2/2023	HUS	-	(1,305)	(1,305)
BRL	56,511	USD	57,752	2/2/2023	HUS	-	(1,241)	(1,241)
BRL	56,511	USD	57,733	2/2/2023	HUS	-	(1,222)	(1,222)
BRL	56,511	USD	57,703	2/2/2023	HUS	-	(1,192)	(1,192)
BRL	56,511	USD	57,744	2/2/2023	HUS	-	(1,233)	(1,233)
BRL	56,511	USD	57,749	2/2/2023	HUS	-	(1,238)	(1,238)
BRL	56,511	USD	57,804	2/2/2023	HUS	-	(1,293)	(1,293)
BRL	56,511	USD	57,252	2/2/2023	HUS	-	(741)	(741)
BRL	56,511	USD	57,263	2/2/2023	HUS	-	(752)	(752)
BRL	56,511	USD	57,335	2/2/2023	HUS	-	(824)	(824)
BRL	56,511	USD	57,804	2/2/2023	HUS	-	(1,293)	(1,293)
BRL	56,511	USD	57,746	2/2/2023	HUS	-	(1,235)	(1,235)
BRL	56,511	USD	57,766	2/2/2023	HUS	-	(1,255)	(1,255)
BRL	56,511	USD	57,789	2/2/2023	HUS	-	(1,278)	(1,278)
BRL	56,511	USD	57,313	2/2/2023	HUS	-	(802)	(802)
BRL	56,511	USD	57,031	2/2/2023	HUS	-	(520)	(520)
BRL	56,511	USD	57,046	2/2/2023	HUS	-	(535)	(535)
BRL	56,511	USD	56,940	2/2/2023	HUS	-	(429)	(429)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	56,511	USD	57,172	2/2/2023	HUS	$-	$(661)	$(661)
BRL	56,511	USD	57,038	2/2/2023	HUS	-	(527)	(527)
BRL	56,511	USD	57,059	2/2/2023	HUS	-	(548)	(548)
BRL	56,511	USD	57,201	2/2/2023	HUS	-	(690)	(690)
BRL	56,511	USD	57,050	2/2/2023	HUS	-	(539)	(539)
BRL	56,511	USD	57,141	2/2/2023	HUS	-	(630)	(630)
BRL	56,511	USD	57,049	2/2/2023	HUS	-	(538)	(538)
BRL	56,511	USD	57,001	2/2/2023	HUS	-	(490)	(490)
BRL	56,511	USD	56,916	2/2/2023	HUS	-	(405)	(405)
BRL	56,511	USD	57,044	2/2/2023	HUS	-	(533)	(533)
BRL	56,511	USD	57,136	2/2/2023	HUS	-	(625)	(625)
BRL	56,511	USD	57,155	2/2/2023	HUS	-	(644)	(644)
BRL	56,511	USD	57,141	2/2/2023	HUS	-	(630)	(630)
BRL	56,511	USD	57,280	2/2/2023	HUS	-	(769)	(769)
BRL	56,511	USD	56,661	2/2/2023	HUS	-	(150)	(150)
BRL	56,511	USD	56,834	2/2/2023	HUS	-	(323)	(323)
BRL	56,511	USD	56,902	2/2/2023	HUS	-	(391)	(391)
BRL	56,511	USD	56,917	2/2/2023	HUS	-	(406)	(406)
BRL	56,511	USD	56,859	2/2/2023	HUS	-	(348)	(348)
BRL	56,511	USD	56,920	2/2/2023	HUS	-	(409)	(409)
BRL	75,348	USD	75,077	2/2/2023	HUS	271	-	271
BRL	75,348	USD	75,134	2/2/2023	HUS	214	-	214
BRL	75,348	USD	75,189	2/2/2023	HUS	159	-	159
BRL	75,348	USD	75,224	2/2/2023	HUS	124	-	124
BRL	75,348	USD	75,145	2/2/2023	HUS	203	-	203
BRL	75,348	USD	75,142	2/2/2023	HUS	206	-	206
BRL	75,348	USD	74,882	2/2/2023	HUS	466	-	466
BRL	75,348	USD	74,872	2/2/2023	HUS	476	-	476
BRL	75,348	USD	74,899	2/2/2023	HUS	449	-	449
BRL	75,348	USD	75,138	2/2/2023	HUS	210	-	210
BRL	75,348	USD	75,202	2/2/2023	HUS	146	-	146
BRL	75,348	USD	75,230	2/2/2023	HUS	118	-	118
BRL	75,348	USD	75,227	2/2/2023	HUS	121	-	121
BRL	75,348	USD	75,103	2/2/2023	HUS	245	-	245
BRL	75,348	USD	76,054	2/2/2023	HUS	-	(706)	(706)
BRL	75,348	USD	75,931	2/2/2023	HUS	-	(583)	(583)
BRL	75,348	USD	76,070	2/2/2023	HUS	-	(722)	(722)
BRL	75,348	USD	75,937	2/2/2023	HUS	-	(589)	(589)
BRL	75,348	USD	76,245	2/2/2023	HUS	-	(897)	(897)
BRL	75,348	USD	76,100	2/2/2023	HUS	-	(752)	(752)
BRL	75,348	USD	75,284	2/2/2023	HUS	64	-	64
BRL	75,348	USD	75,265	2/2/2023	HUS	83	-	83
BRL	75,348	USD	75,953	2/2/2023	HUS	-	(605)	(605)
BRL	75,348	USD	76,366	2/2/2023	HUS	-	(1,018)	(1,018)
BRL	75,348	USD	76,099	2/2/2023	HUS	-	(751)	(751)
BRL	75,348	USD	75,470	2/2/2023	HUS	-	(122)	(122)
BRL	75,348	USD	76,349	2/2/2023	HUS	-	(1,001)	(1,001)
BRL	75,348	USD	76,063	2/2/2023	HUS	-	(715)	(715)
BRL	75,348	USD	75,552	2/2/2023	HUS	-	(204)	(204)
BRL	75,348	USD	76,142	2/2/2023	HUS	-	(794)	(794)
BRL	75,348	USD	75,591	2/2/2023	HUS	-	(243)	(243)
BRL	75,348	USD	75,556	2/2/2023	HUS	-	(208)	(208)
BRL	75,348	USD	75,583	2/2/2023	HUS	-	(235)	(235)
BRL	75,348	USD	75,548	2/2/2023	HUS	-	(200)	(200)
BRL	75,348	USD	76,129	2/2/2023	HUS	-	(781)	(781)
BRL	75,348	USD	75,597	2/2/2023	HUS	-	(249)	(249)
BRL	75,348	USD	76,063	2/2/2023	HUS	-	(715)	(715)
BRL	75,348	USD	76,285	2/2/2023	HUS	-	(937)	(937)
BRL	75,348	USD	76,101	2/2/2023	HUS	-	(753)	(753)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	75,348	USD	76,022	2/2/2023	HUS	$-	$(674)	$(674)
BRL	75,348	USD	76,277	2/2/2023	HUS	-	(929)	(929)
BRL	75,348	USD	75,836	2/2/2023	HUS	-	(488)	(488)
BRL	75,348	USD	76,277	2/2/2023	HUS	-	(929)	(929)
BRL	75,348	USD	76,159	2/2/2023	HUS	-	(811)	(811)
BRL	75,348	USD	75,691	2/2/2023	HUS	-	(343)	(343)
BRL	75,348	USD	75,799	2/2/2023	HUS	-	(451)	(451)
BRL	75,348	USD	75,711	2/2/2023	HUS	-	(363)	(363)
BRL	75,348	USD	75,783	2/2/2023	HUS	-	(435)	(435)
BRL	75,348	USD	76,064	2/2/2023	HUS	-	(716)	(716)
BRL	75,348	USD	76,326	2/2/2023	HUS	-	(978)	(978)
BRL	75,348	USD	76,191	2/2/2023	HUS	-	(843)	(843)
BRL	75,348	USD	76,138	2/2/2023	HUS	-	(790)	(790)
BRL	75,348	USD	76,492	2/2/2023	HUS	-	(1,144)	(1,144)
BRL	75,348	USD	75,171	2/2/2023	HUS	177	-	177
BRL	75,348	USD	76,117	2/2/2023	HUS	-	(769)	(769)
BRL	75,348	USD	75,187	2/2/2023	HUS	161	-	161
BRL	75,348	USD	76,161	2/2/2023	HUS	-	(813)	(813)
BRL	75,348	USD	76,152	2/2/2023	HUS	-	(804)	(804)
BRL	75,348	USD	76,213	2/2/2023	HUS	-	(865)	(865)
BRL	75,348	USD	76,198	2/2/2023	HUS	-	(850)	(850)
BRL	75,348	USD	76,152	2/2/2023	HUS	-	(804)	(804)
BRL	75,348	USD	76,282	2/2/2023	HUS	-	(934)	(934)
BRL	75,348	USD	76,180	2/2/2023	HUS	-	(832)	(832)
BRL	75,348	USD	76,624	2/2/2023	HUS	-	(1,276)	(1,276)
BRL	75,348	USD	76,179	2/2/2023	HUS	-	(831)	(831)
BRL	75,348	USD	76,157	2/2/2023	HUS	-	(809)	(809)
BRL	75,348	USD	76,212	2/2/2023	HUS	-	(864)	(864)
BRL	75,348	USD	76,210	2/2/2023	HUS	-	(862)	(862)
BRL	75,348	USD	76,276	2/2/2023	HUS	-	(928)	(928)
BRL	75,348	USD	76,345	2/2/2023	HUS	-	(997)	(997)
BRL	75,348	USD	76,419	2/2/2023	HUS	-	(1,071)	(1,071)
BRL	75,348	USD	75,444	2/2/2023	HUS	-	(96)	(96)
BRL	75,348	USD	75,434	2/2/2023	HUS	-	(86)	(86)
BRL	75,348	USD	75,476	2/2/2023	HUS	-	(128)	(128)
BRL	75,348	USD	75,441	2/2/2023	HUS	-	(93)	(93)
BRL	75,348	USD	76,190	2/2/2023	HUS	-	(842)	(842)
BRL	75,348	USD	76,183	2/2/2023	HUS	-	(835)	(835)
BRL	75,348	USD	76,201	2/2/2023	HUS	-	(853)	(853)
BRL	75,348	USD	76,175	2/2/2023	HUS	-	(827)	(827)
BRL	75,348	USD	76,149	2/2/2023	HUS	-	(801)	(801)
BRL	75,348	USD	76,191	2/2/2023	HUS	-	(843)	(843)
BRL	75,348	USD	76,100	2/2/2023	HUS	-	(752)	(752)
BRL	75,348	USD	76,819	2/2/2023	HUS	-	(1,471)	(1,471)
BRL	75,348	USD	76,790	2/2/2023	HUS	-	(1,442)	(1,442)
BRL	75,348	USD	76,799	2/2/2023	HUS	-	(1,451)	(1,451)
BRL	75,348	USD	75,433	2/2/2023	HUS	-	(85)	(85)
BRL	75,348	USD	75,439	2/2/2023	HUS	-	(91)	(91)
BRL	75,348	USD	76,790	2/2/2023	HUS	-	(1,442)	(1,442)
BRL	75,348	USD	76,745	2/2/2023	HUS	-	(1,397)	(1,397)
BRL	75,348	USD	75,910	2/2/2023	HUS	-	(562)	(562)
BRL	75,348	USD	75,796	2/2/2023	HUS	-	(448)	(448)
BRL	75,348	USD	75,962	2/2/2023	HUS	-	(614)	(614)
BRL	75,348	USD	75,765	2/2/2023	HUS	-	(417)	(417)
BRL	75,348	USD	75,878	2/2/2023	HUS	-	(530)	(530)
BRL	75,348	USD	76,745	2/2/2023	HUS	-	(1,397)	(1,397)
BRL	75,348	USD	76,718	2/2/2023	HUS	-	(1,370)	(1,370)
BRL	75,348	USD	76,708	2/2/2023	HUS	-	(1,360)	(1,360)
BRL	75,348	USD	75,993	2/2/2023	HUS	-	(645)	(645)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	75,348	USD	76,039	2/2/2023	HUS	$-	$(691)	$(691)
BRL	75,348	USD	76,782	2/2/2023	HUS	-	(1,434)	(1,434)
BRL	75,348	USD	76,793	2/2/2023	HUS	-	(1,445)	(1,445)
BRL	75,348	USD	76,778	2/2/2023	HUS	-	(1,430)	(1,430)
BRL	75,348	USD	76,776	2/2/2023	HUS	-	(1,428)	(1,428)
BRL	75,348	USD	76,775	2/2/2023	HUS	-	(1,427)	(1,427)
BRL	75,348	USD	76,690	2/2/2023	HUS	-	(1,342)	(1,342)
BRL	75,348	USD	76,665	2/2/2023	HUS	-	(1,317)	(1,317)
BRL	75,348	USD	76,327	2/2/2023	HUS	-	(979)	(979)
BRL	75,348	USD	75,528	2/2/2023	HUS	-	(180)	(180)
BRL	75,348	USD	77,032	2/2/2023	HUS	-	(1,684)	(1,684)
BRL	75,348	USD	77,006	2/2/2023	HUS	-	(1,658)	(1,658)
BRL	75,348	USD	77,145	2/2/2023	HUS	-	(1,797)	(1,797)
BRL	75,348	USD	77,062	2/2/2023	HUS	-	(1,714)	(1,714)
BRL	75,348	USD	77,162	2/2/2023	HUS	-	(1,814)	(1,814)
BRL	75,348	USD	77,369	2/2/2023	HUS	-	(2,021)	(2,021)
BRL	75,348	USD	77,429	2/2/2023	HUS	-	(2,081)	(2,081)
BRL	75,348	USD	77,137	2/2/2023	HUS	-	(1,789)	(1,789)
BRL	75,348	USD	77,129	2/2/2023	HUS	-	(1,781)	(1,781)
BRL	75,348	USD	77,204	2/2/2023	HUS	-	(1,856)	(1,856)
BRL	75,348	USD	76,111	2/2/2023	HUS	-	(763)	(763)
BRL	75,348	USD	76,256	2/2/2023	HUS	-	(908)	(908)
BRL	75,348	USD	76,175	2/2/2023	HUS	-	(827)	(827)
BRL	75,348	USD	76,241	2/2/2023	HUS	-	(893)	(893)
BRL	75,348	USD	75,458	2/2/2023	HUS	-	(110)	(110)
BRL	75,348	USD	75,460	2/2/2023	HUS	-	(112)	(112)
BRL	75,348	USD	75,543	2/2/2023	HUS	-	(195)	(195)
BRL	75,348	USD	75,495	2/2/2023	HUS	-	(147)	(147)
BRL	75,348	USD	76,227	2/2/2023	HUS	-	(879)	(879)
BRL	75,348	USD	76,190	2/2/2023	HUS	-	(842)	(842)
BRL	75,348	USD	76,221	2/2/2023	HUS	-	(873)	(873)
BRL	75,348	USD	76,393	2/2/2023	HUS	-	(1,045)	(1,045)
BRL	75,348	USD	76,181	2/2/2023	HUS	-	(833)	(833)
BRL	75,348	USD	76,175	2/2/2023	HUS	-	(827)	(827)
BRL	75,348	USD	76,746	2/2/2023	HUS	-	(1,398)	(1,398)
BRL	75,348	USD	76,646	2/2/2023	HUS	-	(1,298)	(1,298)
BRL	75,348	USD	76,846	2/2/2023	HUS	-	(1,498)	(1,498)
BRL	75,348	USD	76,787	2/2/2023	HUS	-	(1,439)	(1,439)
BRL	75,348	USD	76,772	2/2/2023	HUS	-	(1,424)	(1,424)
BRL	75,348	USD	76,775	2/2/2023	HUS	-	(1,427)	(1,427)
BRL	75,348	USD	76,687	2/2/2023	HUS	-	(1,339)	(1,339)
BRL	75,348	USD	76,668	2/2/2023	HUS	-	(1,320)	(1,320)
BRL	75,348	USD	76,727	2/2/2023	HUS	-	(1,379)	(1,379)
BRL	75,348	USD	76,754	2/2/2023	HUS	-	(1,406)	(1,406)
BRL	75,348	USD	76,642	2/2/2023	HUS	-	(1,294)	(1,294)
BRL	75,348	USD	76,727	2/2/2023	HUS	-	(1,379)	(1,379)
BRL	75,348	USD	76,755	2/2/2023	HUS	-	(1,407)	(1,407)
BRL	75,348	USD	76,636	2/2/2023	HUS	-	(1,288)	(1,288)
BRL	75,348	USD	76,735	2/2/2023	HUS	-	(1,387)	(1,387)
BRL	75,348	USD	76,837	2/2/2023	HUS	-	(1,489)	(1,489)
BRL	75,348	USD	76,846	2/2/2023	HUS	-	(1,498)	(1,498)
BRL	75,348	USD	76,849	2/2/2023	HUS	-	(1,501)	(1,501)
BRL	75,348	USD	76,834	2/2/2023	HUS	-	(1,486)	(1,486)
BRL	75,348	USD	76,790	2/2/2023	HUS	-	(1,442)	(1,442)
BRL	75,348	USD	76,756	2/2/2023	HUS	-	(1,408)	(1,408)
BRL	75,348	USD	76,767	2/2/2023	HUS	-	(1,419)	(1,419)
BRL	75,348	USD	76,775	2/2/2023	HUS	-	(1,427)	(1,427)
BRL	75,348	USD	76,748	2/2/2023	HUS	-	(1,400)	(1,400)
BRL	75,348	USD	76,886	2/2/2023	HUS	-	(1,538)	(1,538)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	75,348	USD	76,763	2/2/2023	HUS	$-	$(1,415)	$(1,415)
BRL	75,348	USD	76,773	2/2/2023	HUS	-	(1,425)	(1,425)
BRL	75,348	USD	76,764	2/2/2023	HUS	-	(1,416)	(1,416)
BRL	75,348	USD	77,208	2/2/2023	HUS	-	(1,860)	(1,860)
BRL	75,348	USD	77,381	2/2/2023	HUS	-	(2,033)	(2,033)
BRL	75,348	USD	77,369	2/2/2023	HUS	-	(2,021)	(2,021)
BRL	75,348	USD	77,415	2/2/2023	HUS	-	(2,067)	(2,067)
BRL	75,348	USD	77,429	2/2/2023	HUS	-	(2,081)	(2,081)
BRL	75,348	USD	77,064	2/2/2023	HUS	-	(1,716)	(1,716)
BRL	75,348	USD	76,985	2/2/2023	HUS	-	(1,637)	(1,637)
BRL	75,348	USD	76,495	2/2/2023	HUS	-	(1,147)	(1,147)
BRL	75,348	USD	76,521	2/2/2023	HUS	-	(1,173)	(1,173)
BRL	75,348	USD	76,368	2/2/2023	HUS	-	(1,020)	(1,020)
BRL	75,348	USD	76,074	2/2/2023	HUS	-	(726)	(726)
BRL	75,348	USD	76,059	2/2/2023	HUS	-	(711)	(711)
BRL	75,348	USD	76,142	2/2/2023	HUS	-	(794)	(794)
BRL	75,348	USD	76,066	2/2/2023	HUS	-	(718)	(718)
BRL	75,348	USD	76,070	2/2/2023	HUS	-	(722)	(722)
BRL	75,348	USD	76,082	2/2/2023	HUS	-	(734)	(734)
BRL	75,348	USD	76,077	2/2/2023	HUS	-	(729)	(729)
BRL	75,348	USD	76,096	2/2/2023	HUS	-	(748)	(748)
BRL	75,348	USD	76,260	2/2/2023	HUS	-	(912)	(912)
BRL	75,348	USD	75,910	2/2/2023	HUS	-	(562)	(562)
BRL	75,348	USD	76,192	2/2/2023	HUS	-	(844)	(844)
BRL	75,348	USD	76,207	2/2/2023	HUS	-	(859)	(859)
BRL	75,348	USD	76,258	2/2/2023	HUS	-	(910)	(910)
BRL	75,348	USD	76,355	2/2/2023	HUS	-	(1,007)	(1,007)
BRL	75,348	USD	76,058	2/2/2023	HUS	-	(710)	(710)
BRL	75,348	USD	75,633	2/2/2023	HUS	-	(285)	(285)
BRL	75,348	USD	75,768	2/2/2023	HUS	-	(420)	(420)
BRL	75,348	USD	76,030	2/2/2023	HUS	-	(682)	(682)
BRL	75,348	USD	75,985	2/2/2023	HUS	-	(637)	(637)
BRL	75,348	USD	75,930	2/2/2023	HUS	-	(582)	(582)
BRL	75,348	USD	76,166	2/2/2023	HUS	-	(818)	(818)
BRL	75,348	USD	75,989	2/2/2023	HUS	-	(641)	(641)
BRL	75,348	USD	75,658	2/2/2023	HUS	-	(310)	(310)
BRL	75,348	USD	75,946	2/2/2023	HUS	-	(598)	(598)
PHP	89,646	USD	90,175	2/2/2023	HUS	-	(529)	(529)
PHP	89,646	USD	90,470	2/2/2023	HUS	-	(824)	(824)
PHP	89,646	USD	90,459	2/2/2023	HUS	-	(813)	(813)
PHP	89,646	USD	90,445	2/2/2023	HUS	-	(799)	(799)
PHP	89,646	USD	90,048	2/2/2023	HUS	-	(402)	(402)
PHP	89,646	USD	90,106	2/2/2023	HUS	-	(460)	(460)
PHP	89,646	USD	90,040	2/2/2023	HUS	-	(394)	(394)
PHP	89,646	USD	90,017	2/2/2023	HUS	-	(371)	(371)
PHP	89,646	USD	90,113	2/2/2023	HUS	-	(467)	(467)
PHP	89,646	USD	90,495	2/2/2023	HUS	-	(849)	(849)
PHP	89,646	USD	90,524	2/2/2023	HUS	-	(878)	(878)
PHP	89,646	USD	90,470	2/2/2023	HUS	-	(824)	(824)
BRL	94,186	USD	94,046	2/2/2023	HUS	140	-	140
BRL	94,186	USD	93,910	2/2/2023	HUS	276	-	276
BRL	94,186	USD	93,929	2/2/2023	HUS	257	-	257
BRL	94,186	USD	93,920	2/2/2023	HUS	266	-	266
BRL	94,186	USD	93,947	2/2/2023	HUS	239	-	239
BRL	94,186	USD	93,848	2/2/2023	HUS	338	-	338
BRL	94,186	USD	94,037	2/2/2023	HUS	149	-	149
BRL	94,186	USD	93,860	2/2/2023	HUS	326	-	326
BRL	94,186	USD	94,070	2/2/2023	HUS	116	-	116
BRL	94,186	USD	93,987	2/2/2023	HUS	199	-	199

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	94,186	USD	93,945	2/2/2023	HUS	$241	$-	$241
BRL	94,186	USD	93,894	2/2/2023	HUS	292	-	292
BRL	94,186	USD	93,851	2/2/2023	HUS	335	-	335
BRL	94,186	USD	93,839	2/2/2023	HUS	347	-	347
BRL	94,186	USD	94,014	2/2/2023	HUS	172	-	172
BRL	94,186	USD	94,056	2/2/2023	HUS	130	-	130
BRL	94,186	USD	95,233	2/2/2023	HUS	-	(1,047)	(1,047)
BRL	94,186	USD	95,149	2/2/2023	HUS	-	(963)	(963)
BRL	94,186	USD	95,240	2/2/2023	HUS	-	(1,054)	(1,054)
BRL	94,186	USD	95,430	2/2/2023	HUS	-	(1,244)	(1,244)
BRL	94,186	USD	95,382	2/2/2023	HUS	-	(1,196)	(1,196)
BRL	94,186	USD	94,315	2/2/2023	HUS	-	(129)	(129)
BRL	94,186	USD	95,131	2/2/2023	HUS	-	(945)	(945)
BRL	94,186	USD	94,074	2/2/2023	HUS	112	-	112
BRL	94,186	USD	94,068	2/2/2023	HUS	118	-	118
BRL	94,186	USD	95,534	2/2/2023	HUS	-	(1,348)	(1,348)
BRL	94,186	USD	95,464	2/2/2023	HUS	-	(1,278)	(1,278)
BRL	94,186	USD	95,566	2/2/2023	HUS	-	(1,380)	(1,380)
BRL	94,186	USD	95,620	2/2/2023	HUS	-	(1,434)	(1,434)
BRL	94,186	USD	95,205	2/2/2023	HUS	-	(1,019)	(1,019)
BRL	94,186	USD	95,557	2/2/2023	HUS	-	(1,371)	(1,371)
BRL	94,186	USD	95,591	2/2/2023	HUS	-	(1,405)	(1,405)
BRL	94,186	USD	95,509	2/2/2023	HUS	-	(1,323)	(1,323)
BRL	94,186	USD	95,237	2/2/2023	HUS	-	(1,051)	(1,051)
BRL	94,186	USD	95,340	2/2/2023	HUS	-	(1,154)	(1,154)
BRL	94,186	USD	95,353	2/2/2023	HUS	-	(1,167)	(1,167)
BRL	94,186	USD	95,278	2/2/2023	HUS	-	(1,092)	(1,092)
BRL	94,186	USD	94,443	2/2/2023	HUS	-	(257)	(257)
BRL	94,186	USD	94,459	2/2/2023	HUS	-	(273)	(273)
BRL	94,186	USD	94,481	2/2/2023	HUS	-	(295)	(295)
BRL	94,186	USD	94,456	2/2/2023	HUS	-	(270)	(270)
BRL	94,186	USD	95,293	2/2/2023	HUS	-	(1,107)	(1,107)
BRL	94,186	USD	95,288	2/2/2023	HUS	-	(1,102)	(1,102)
BRL	94,186	USD	94,434	2/2/2023	HUS	-	(248)	(248)
BRL	94,186	USD	94,478	2/2/2023	HUS	-	(292)	(292)
BRL	94,186	USD	94,435	2/2/2023	HUS	-	(249)	(249)
BRL	94,186	USD	94,481	2/2/2023	HUS	-	(295)	(295)
BRL	94,186	USD	94,475	2/2/2023	HUS	-	(289)	(289)
BRL	94,186	USD	95,030	2/2/2023	HUS	-	(844)	(844)
BRL	94,186	USD	94,343	2/2/2023	HUS	-	(157)	(157)
BRL	94,186	USD	94,242	2/2/2023	HUS	-	(56)	(56)
BRL	94,185	USD	94,396	2/2/2023	HUS	-	(211)	(211)
BRL	94,185	USD	94,708	2/2/2023	HUS	-	(523)	(523)
BRL	94,185	USD	94,518	2/2/2023	HUS	-	(333)	(333)
BRL	94,185	USD	95,072	2/2/2023	HUS	-	(887)	(887)
BRL	94,185	USD	94,775	2/2/2023	HUS	-	(590)	(590)
BRL	94,185	USD	94,620	2/2/2023	HUS	-	(435)	(435)
BRL	94,185	USD	94,775	2/2/2023	HUS	-	(590)	(590)
BRL	94,185	USD	95,141	2/2/2023	HUS	-	(956)	(956)
BRL	94,185	USD	95,585	2/2/2023	HUS	-	(1,400)	(1,400)
BRL	94,185	USD	94,312	2/2/2023	HUS	-	(127)	(127)
BRL	94,185	USD	95,178	2/2/2023	HUS	-	(993)	(993)
BRL	94,185	USD	95,277	2/2/2023	HUS	-	(1,092)	(1,092)
BRL	94,185	USD	95,725	2/2/2023	HUS	-	(1,540)	(1,540)
BRL	94,185	USD	95,647	2/2/2023	HUS	-	(1,462)	(1,462)
BRL	94,185	USD	95,734	2/2/2023	HUS	-	(1,549)	(1,549)
BRL	94,185	USD	95,239	2/2/2023	HUS	-	(1,054)	(1,054)
BRL	94,185	USD	95,229	2/2/2023	HUS	-	(1,044)	(1,044)
BRL	94,185	USD	95,219	2/2/2023	HUS	-	(1,034)	(1,034)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	94,185	USD	95,208	2/2/2023	HUS	$-	$(1,023)	$(1,023)
BRL	94,185	USD	93,978	2/2/2023	HUS	207	-	207
BRL	94,185	USD	95,739	2/2/2023	HUS	-	(1,554)	(1,554)
BRL	94,185	USD	95,116	2/2/2023	HUS	-	(931)	(931)
BRL	94,185	USD	95,214	2/2/2023	HUS	-	(1,029)	(1,029)
BRL	94,185	USD	95,265	2/2/2023	HUS	-	(1,080)	(1,080)
BRL	94,185	USD	95,051	2/2/2023	HUS	-	(866)	(866)
BRL	94,185	USD	95,447	2/2/2023	HUS	-	(1,262)	(1,262)
BRL	94,185	USD	95,362	2/2/2023	HUS	-	(1,177)	(1,177)
BRL	94,185	USD	94,306	2/2/2023	HUS	-	(121)	(121)
BRL	94,185	USD	94,297	2/2/2023	HUS	-	(112)	(112)
BRL	94,185	USD	94,423	2/2/2023	HUS	-	(238)	(238)
BRL	94,185	USD	94,373	2/2/2023	HUS	-	(188)	(188)
BRL	94,185	USD	94,381	2/2/2023	HUS	-	(196)	(196)
BRL	94,185	USD	95,818	2/2/2023	HUS	-	(1,633)	(1,633)
BRL	94,185	USD	95,271	2/2/2023	HUS	-	(1,086)	(1,086)
BRL	94,185	USD	95,804	2/2/2023	HUS	-	(1,619)	(1,619)
BRL	94,185	USD	93,972	2/2/2023	HUS	213	-	213
BRL	94,185	USD	96,016	2/2/2023	HUS	-	(1,831)	(1,831)
BRL	94,185	USD	95,965	2/2/2023	HUS	-	(1,780)	(1,780)
BRL	94,185	USD	95,946	2/2/2023	HUS	-	(1,761)	(1,761)
BRL	94,185	USD	96,059	2/2/2023	HUS	-	(1,874)	(1,874)
BRL	94,185	USD	94,716	2/2/2023	HUS	-	(531)	(531)
BRL	94,185	USD	94,863	2/2/2023	HUS	-	(678)	(678)
BRL	94,185	USD	94,634	2/2/2023	HUS	-	(449)	(449)
BRL	94,185	USD	94,911	2/2/2023	HUS	-	(726)	(726)
BRL	94,185	USD	94,651	2/2/2023	HUS	-	(466)	(466)
BRL	94,185	USD	94,762	2/2/2023	HUS	-	(577)	(577)
BRL	94,185	USD	94,723	2/2/2023	HUS	-	(538)	(538)
BRL	94,185	USD	96,118	2/2/2023	HUS	-	(1,933)	(1,933)
BRL	94,185	USD	95,925	2/2/2023	HUS	-	(1,740)	(1,740)
BRL	94,185	USD	95,958	2/2/2023	HUS	-	(1,773)	(1,773)
BRL	94,185	USD	96,112	2/2/2023	HUS	-	(1,927)	(1,927)
BRL	94,185	USD	95,973	2/2/2023	HUS	-	(1,788)	(1,788)
BRL	94,185	USD	95,965	2/2/2023	HUS	-	(1,780)	(1,780)
BRL	94,185	USD	95,062	2/2/2023	HUS	-	(877)	(877)
BRL	94,185	USD	95,068	2/2/2023	HUS	-	(883)	(883)
BRL	94,185	USD	96,133	2/2/2023	HUS	-	(1,948)	(1,948)
BRL	94,185	USD	96,042	2/2/2023	HUS	-	(1,857)	(1,857)
BRL	94,185	USD	95,950	2/2/2023	HUS	-	(1,765)	(1,765)
BRL	94,185	USD	95,121	2/2/2023	HUS	-	(936)	(936)
BRL	94,185	USD	96,112	2/2/2023	HUS	-	(1,927)	(1,927)
BRL	94,185	USD	95,982	2/2/2023	HUS	-	(1,797)	(1,797)
BRL	94,185	USD	95,968	2/2/2023	HUS	-	(1,783)	(1,783)
BRL	94,185	USD	94,941	2/2/2023	HUS	-	(756)	(756)
BRL	94,185	USD	94,743	2/2/2023	HUS	-	(558)	(558)
BRL	94,185	USD	95,112	2/2/2023	HUS	-	(927)	(927)
BRL	94,185	USD	95,071	2/2/2023	HUS	-	(886)	(886)
BRL	94,185	USD	95,109	2/2/2023	HUS	-	(924)	(924)
BRL	94,185	USD	95,168	2/2/2023	HUS	-	(983)	(983)
BRL	94,185	USD	95,114	2/2/2023	HUS	-	(929)	(929)
BRL	94,185	USD	96,491	2/2/2023	HUS	-	(2,306)	(2,306)
BRL	94,185	USD	96,533	2/2/2023	HUS	-	(2,348)	(2,348)
BRL	94,185	USD	96,795	2/2/2023	HUS	-	(2,610)	(2,610)
BRL	94,185	USD	95,724	2/2/2023	HUS	-	(1,539)	(1,539)
BRL	94,185	USD	95,372	2/2/2023	HUS	-	(1,187)	(1,187)
BRL	94,185	USD	96,612	2/2/2023	HUS	-	(2,427)	(2,427)
BRL	94,185	USD	94,320	2/2/2023	HUS	-	(135)	(135)
BRL	94,185	USD	94,391	2/2/2023	HUS	-	(206)	(206)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	94,185	USD	94,406	2/2/2023	HUS	$-	$(221)	$(221)
BRL	94,185	USD	94,405	2/2/2023	HUS	-	(220)	(220)
BRL	94,185	USD	94,415	2/2/2023	HUS	-	(230)	(230)
BRL	94,185	USD	94,437	2/2/2023	HUS	-	(252)	(252)
BRL	94,185	USD	94,330	2/2/2023	HUS	-	(145)	(145)
BRL	94,185	USD	94,388	2/2/2023	HUS	-	(203)	(203)
BRL	94,185	USD	95,119	2/2/2023	HUS	-	(934)	(934)
BRL	94,185	USD	95,324	2/2/2023	HUS	-	(1,139)	(1,139)
BRL	94,185	USD	95,983	2/2/2023	HUS	-	(1,798)	(1,798)
BRL	94,185	USD	95,944	2/2/2023	HUS	-	(1,759)	(1,759)
BRL	94,185	USD	95,955	2/2/2023	HUS	-	(1,770)	(1,770)
BRL	94,185	USD	95,967	2/2/2023	HUS	-	(1,782)	(1,782)
BRL	94,185	USD	95,970	2/2/2023	HUS	-	(1,785)	(1,785)
BRL	94,185	USD	95,891	2/2/2023	HUS	-	(1,706)	(1,706)
BRL	94,185	USD	95,942	2/2/2023	HUS	-	(1,757)	(1,757)
BRL	94,185	USD	96,043	2/2/2023	HUS	-	(1,858)	(1,858)
BRL	94,185	USD	95,960	2/2/2023	HUS	-	(1,775)	(1,775)
BRL	94,185	USD	95,959	2/2/2023	HUS	-	(1,774)	(1,774)
BRL	94,185	USD	95,955	2/2/2023	HUS	-	(1,770)	(1,770)
BRL	94,185	USD	95,968	2/2/2023	HUS	-	(1,783)	(1,783)
BRL	94,185	USD	95,940	2/2/2023	HUS	-	(1,755)	(1,755)
BRL	94,185	USD	95,873	2/2/2023	HUS	-	(1,688)	(1,688)
BRL	94,185	USD	95,878	2/2/2023	HUS	-	(1,693)	(1,693)
BRL	94,185	USD	96,126	2/2/2023	HUS	-	(1,941)	(1,941)
BRL	94,185	USD	96,096	2/2/2023	HUS	-	(1,911)	(1,911)
BRL	94,185	USD	95,949	2/2/2023	HUS	-	(1,764)	(1,764)
BRL	94,185	USD	95,928	2/2/2023	HUS	-	(1,743)	(1,743)
BRL	94,185	USD	96,104	2/2/2023	HUS	-	(1,919)	(1,919)
BRL	94,185	USD	96,003	2/2/2023	HUS	-	(1,818)	(1,818)
BRL	94,185	USD	95,945	2/2/2023	HUS	-	(1,760)	(1,760)
BRL	94,185	USD	96,300	2/2/2023	HUS	-	(2,115)	(2,115)
BRL	94,185	USD	95,033	2/2/2023	HUS	-	(848)	(848)
BRL	94,185	USD	95,055	2/2/2023	HUS	-	(870)	(870)
BRL	94,185	USD	95,531	2/2/2023	HUS	-	(1,346)	(1,346)
BRL	94,185	USD	95,048	2/2/2023	HUS	-	(863)	(863)
BRL	94,185	USD	95,272	2/2/2023	HUS	-	(1,087)	(1,087)
BRL	94,185	USD	94,901	2/2/2023	HUS	-	(716)	(716)
BRL	94,185	USD	95,113	2/2/2023	HUS	-	(928)	(928)
BRL	94,185	USD	95,063	2/2/2023	HUS	-	(878)	(878)
BRL	94,185	USD	95,125	2/2/2023	HUS	-	(940)	(940)
BRL	94,185	USD	95,154	2/2/2023	HUS	-	(969)	(969)
BRL	94,185	USD	95,080	2/2/2023	HUS	-	(895)	(895)
BRL	94,185	USD	95,201	2/2/2023	HUS	-	(1,016)	(1,016)
BRL	94,185	USD	95,232	2/2/2023	HUS	-	(1,047)	(1,047)
BRL	94,185	USD	95,277	2/2/2023	HUS	-	(1,092)	(1,092)
BRL	94,185	USD	95,094	2/2/2023	HUS	-	(909)	(909)
BRL	94,185	USD	95,215	2/2/2023	HUS	-	(1,030)	(1,030)
BRL	94,185	USD	95,197	2/2/2023	HUS	-	(1,012)	(1,012)
BRL	94,185	USD	95,121	2/2/2023	HUS	-	(936)	(936)
BRL	94,185	USD	94,566	2/2/2023	HUS	-	(381)	(381)
BRL	94,185	USD	94,733	2/2/2023	HUS	-	(548)	(548)
BRL	94,185	USD	94,761	2/2/2023	HUS	-	(576)	(576)
BRL	94,185	USD	94,735	2/2/2023	HUS	-	(550)	(550)
BRL	94,185	USD	94,832	2/2/2023	HUS	-	(647)	(647)
BRL	94,185	USD	94,824	2/2/2023	HUS	-	(639)	(639)
BRL	94,185	USD	94,834	2/2/2023	HUS	-	(649)	(649)
BRL	94,185	USD	95,200	2/2/2023	HUS	-	(1,015)	(1,015)
BRL	94,185	USD	95,113	2/2/2023	HUS	-	(928)	(928)
BRL	94,185	USD	95,101	2/2/2023	HUS	-	(916)	(916)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	94,185	USD	94,992	2/2/2023	HUS	$-	$(807)	$(807)
BRL	94,185	USD	95,422	2/2/2023	HUS	-	(1,237)	(1,237)
BRL	94,185	USD	94,602	2/2/2023	HUS	-	(417)	(417)
BRL	94,185	USD	94,929	2/2/2023	HUS	-	(744)	(744)
BRL	94,185	USD	94,921	2/2/2023	HUS	-	(736)	(736)
BRL	94,185	USD	94,805	2/2/2023	HUS	-	(620)	(620)
BRL	94,185	USD	93,774	2/2/2023	HUS	411	-	411
BRL	113,023	USD	112,700	2/2/2023	HUS	323	-	323
BRL	113,023	USD	112,571	2/2/2023	HUS	452	-	452
BRL	113,023	USD	112,704	2/2/2023	HUS	319	-	319
BRL	113,023	USD	112,647	2/2/2023	HUS	376	-	376
BRL	113,023	USD	112,823	2/2/2023	HUS	200	-	200
BRL	113,023	USD	112,664	2/2/2023	HUS	359	-	359
BRL	113,023	USD	112,886	2/2/2023	HUS	137	-	137
BRL	113,023	USD	112,768	2/2/2023	HUS	255	-	255
BRL	113,023	USD	112,360	2/2/2023	HUS	663	-	663
BRL	113,023	USD	112,693	2/2/2023	HUS	330	-	330
BRL	113,023	USD	112,812	2/2/2023	HUS	211	-	211
BRL	113,023	USD	113,949	2/2/2023	HUS	-	(926)	(926)
BRL	113,023	USD	114,065	2/2/2023	HUS	-	(1,042)	(1,042)
BRL	113,023	USD	114,374	2/2/2023	HUS	-	(1,351)	(1,351)
BRL	113,023	USD	114,550	2/2/2023	HUS	-	(1,527)	(1,527)
BRL	113,023	USD	114,183	2/2/2023	HUS	-	(1,160)	(1,160)
BRL	113,023	USD	113,902	2/2/2023	HUS	-	(879)	(879)
BRL	113,023	USD	113,922	2/2/2023	HUS	-	(899)	(899)
BRL	113,023	USD	113,103	2/2/2023	HUS	-	(80)	(80)
BRL	113,023	USD	113,079	2/2/2023	HUS	-	(56)	(56)
BRL	113,023	USD	114,057	2/2/2023	HUS	-	(1,034)	(1,034)
BRL	113,023	USD	113,833	2/2/2023	HUS	-	(810)	(810)
BRL	113,023	USD	114,625	2/2/2023	HUS	-	(1,602)	(1,602)
BRL	113,023	USD	114,659	2/2/2023	HUS	-	(1,636)	(1,636)
BRL	113,023	USD	114,570	2/2/2023	HUS	-	(1,547)	(1,547)
BRL	113,023	USD	114,619	2/2/2023	HUS	-	(1,596)	(1,596)
BRL	113,023	USD	114,528	2/2/2023	HUS	-	(1,505)	(1,505)
BRL	113,023	USD	114,279	2/2/2023	HUS	-	(1,256)	(1,256)
BRL	113,023	USD	114,319	2/2/2023	HUS	-	(1,296)	(1,296)
BRL	113,023	USD	113,290	2/2/2023	HUS	-	(267)	(267)
BRL	113,023	USD	113,298	2/2/2023	HUS	-	(275)	(275)
BRL	113,023	USD	114,573	2/2/2023	HUS	-	(1,550)	(1,550)
BRL	113,023	USD	113,137	2/2/2023	HUS	-	(114)	(114)
BRL	113,023	USD	113,458	2/2/2023	HUS	-	(435)	(435)
BRL	113,023	USD	114,559	2/2/2023	HUS	-	(1,536)	(1,536)
BRL	113,023	USD	113,404	2/2/2023	HUS	-	(381)	(381)
BRL	113,023	USD	113,373	2/2/2023	HUS	-	(350)	(350)
BRL	113,023	USD	113,379	2/2/2023	HUS	-	(356)	(356)
BRL	113,023	USD	114,071	2/2/2023	HUS	-	(1,048)	(1,048)
BRL	113,023	USD	114,415	2/2/2023	HUS	-	(1,392)	(1,392)
BRL	113,023	USD	114,136	2/2/2023	HUS	-	(1,113)	(1,113)
BRL	113,023	USD	114,362	2/2/2023	HUS	-	(1,339)	(1,339)
BRL	113,023	USD	114,354	2/2/2023	HUS	-	(1,331)	(1,331)
BRL	113,023	USD	113,640	2/2/2023	HUS	-	(617)	(617)
BRL	113,023	USD	113,636	2/2/2023	HUS	-	(613)	(613)
BRL	113,023	USD	114,508	2/2/2023	HUS	-	(1,485)	(1,485)
BRL	113,023	USD	114,173	2/2/2023	HUS	-	(1,150)	(1,150)
BRL	113,023	USD	113,436	2/2/2023	HUS	-	(413)	(413)
BRL	113,023	USD	114,238	2/2/2023	HUS	-	(1,215)	(1,215)
BRL	113,023	USD	113,704	2/2/2023	HUS	-	(681)	(681)
BRL	113,023	USD	114,244	2/2/2023	HUS	-	(1,221)	(1,221)
BRL	113,023	USD	114,593	2/2/2023	HUS	-	(1,570)	(1,570)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	113,023	USD	114,297	2/2/2023	HUS	$-	$(1,274)	$(1,274)
BRL	113,023	USD	114,451	2/2/2023	HUS	-	(1,428)	(1,428)
BRL	113,023	USD	114,346	2/2/2023	HUS	-	(1,323)	(1,323)
BRL	113,023	USD	114,142	2/2/2023	HUS	-	(1,119)	(1,119)
BRL	113,023	USD	112,760	2/2/2023	HUS	263	-	263
BRL	113,023	USD	114,568	2/2/2023	HUS	-	(1,545)	(1,545)
BRL	113,023	USD	114,285	2/2/2023	HUS	-	(1,262)	(1,262)
BRL	113,023	USD	114,319	2/2/2023	HUS	-	(1,296)	(1,296)
BRL	113,023	USD	114,417	2/2/2023	HUS	-	(1,394)	(1,394)
BRL	113,023	USD	114,296	2/2/2023	HUS	-	(1,273)	(1,273)
BRL	113,023	USD	114,253	2/2/2023	HUS	-	(1,230)	(1,230)
BRL	113,023	USD	114,385	2/2/2023	HUS	-	(1,362)	(1,362)
BRL	113,023	USD	114,294	2/2/2023	HUS	-	(1,271)	(1,271)
BRL	113,023	USD	114,504	2/2/2023	HUS	-	(1,481)	(1,481)
BRL	113,023	USD	114,556	2/2/2023	HUS	-	(1,533)	(1,533)
BRL	113,023	USD	114,625	2/2/2023	HUS	-	(1,602)	(1,602)
BRL	113,023	USD	113,179	2/2/2023	HUS	-	(156)	(156)
BRL	113,023	USD	113,013	2/2/2023	HUS	10	-	10
BRL	113,023	USD	113,281	2/2/2023	HUS	-	(258)	(258)
BRL	113,023	USD	113,270	2/2/2023	HUS	-	(247)	(247)
BRL	113,023	USD	113,246	2/2/2023	HUS	-	(223)	(223)
BRL	113,023	USD	114,264	2/2/2023	HUS	-	(1,241)	(1,241)
BRL	113,023	USD	114,281	2/2/2023	HUS	-	(1,258)	(1,258)
BRL	113,023	USD	115,217	2/2/2023	HUS	-	(2,194)	(2,194)
BRL	113,023	USD	113,371	2/2/2023	HUS	-	(348)	(348)
BRL	113,023	USD	115,263	2/2/2023	HUS	-	(2,240)	(2,240)
BRL	113,023	USD	115,250	2/2/2023	HUS	-	(2,227)	(2,227)
BRL	113,023	USD	115,243	2/2/2023	HUS	-	(2,220)	(2,220)
BRL	113,023	USD	115,231	2/2/2023	HUS	-	(2,208)	(2,208)
BRL	113,023	USD	113,196	2/2/2023	HUS	-	(173)	(173)
BRL	113,023	USD	113,830	2/2/2023	HUS	-	(807)	(807)
BRL	113,023	USD	113,579	2/2/2023	HUS	-	(556)	(556)
BRL	113,023	USD	113,613	2/2/2023	HUS	-	(590)	(590)
BRL	113,023	USD	113,543	2/2/2023	HUS	-	(520)	(520)
BRL	113,023	USD	113,809	2/2/2023	HUS	-	(786)	(786)
BRL	113,023	USD	115,199	2/2/2023	HUS	-	(2,176)	(2,176)
BRL	113,023	USD	113,859	2/2/2023	HUS	-	(836)	(836)
BRL	113,023	USD	113,900	2/2/2023	HUS	-	(877)	(877)
BRL	113,023	USD	113,909	2/2/2023	HUS	-	(886)	(886)
BRL	113,023	USD	114,000	2/2/2023	HUS	-	(977)	(977)
BRL	113,023	USD	115,152	2/2/2023	HUS	-	(2,129)	(2,129)
BRL	113,023	USD	115,174	2/2/2023	HUS	-	(2,151)	(2,151)
BRL	113,023	USD	115,158	2/2/2023	HUS	-	(2,135)	(2,135)
BRL	113,023	USD	113,835	2/2/2023	HUS	-	(812)	(812)
BRL	113,023	USD	115,170	2/2/2023	HUS	-	(2,147)	(2,147)
BRL	113,023	USD	115,322	2/2/2023	HUS	-	(2,299)	(2,299)
BRL	113,023	USD	115,278	2/2/2023	HUS	-	(2,255)	(2,255)
BRL	113,023	USD	114,189	2/2/2023	HUS	-	(1,166)	(1,166)
BRL	113,023	USD	114,086	2/2/2023	HUS	-	(1,063)	(1,063)
BRL	113,023	USD	114,115	2/2/2023	HUS	-	(1,092)	(1,092)
BRL	113,023	USD	115,240	2/2/2023	HUS	-	(2,217)	(2,217)
BRL	113,023	USD	114,096	2/2/2023	HUS	-	(1,073)	(1,073)
BRL	113,023	USD	113,790	2/2/2023	HUS	-	(767)	(767)
BRL	113,023	USD	115,908	2/2/2023	HUS	-	(2,885)	(2,885)
BRL	113,023	USD	114,275	2/2/2023	HUS	-	(1,252)	(1,252)
BRL	113,023	USD	114,319	2/2/2023	HUS	-	(1,296)	(1,296)
BRL	113,023	USD	113,265	2/2/2023	HUS	-	(242)	(242)
BRL	113,023	USD	113,300	2/2/2023	HUS	-	(277)	(277)
BRL	113,023	USD	113,254	2/2/2023	HUS	-	(231)	(231)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	113,023	USD	113,220	2/2/2023	HUS	$-	$(197)	$(197)
BRL	113,023	USD	113,249	2/2/2023	HUS	-	(226)	(226)
BRL	113,023	USD	113,199	2/2/2023	HUS	-	(176)	(176)
BRL	113,023	USD	114,334	2/2/2023	HUS	-	(1,311)	(1,311)
BRL	113,023	USD	115,203	2/2/2023	HUS	-	(2,180)	(2,180)
BRL	113,023	USD	115,193	2/2/2023	HUS	-	(2,170)	(2,170)
BRL	113,023	USD	115,263	2/2/2023	HUS	-	(2,240)	(2,240)
BRL	113,023	USD	115,099	2/2/2023	HUS	-	(2,076)	(2,076)
BRL	113,023	USD	114,954	2/2/2023	HUS	-	(1,931)	(1,931)
BRL	113,023	USD	115,131	2/2/2023	HUS	-	(2,108)	(2,108)
BRL	113,023	USD	115,079	2/2/2023	HUS	-	(2,056)	(2,056)
BRL	113,023	USD	115,039	2/2/2023	HUS	-	(2,016)	(2,016)
BRL	113,023	USD	113,622	2/2/2023	HUS	-	(599)	(599)
BRL	113,023	USD	115,084	2/2/2023	HUS	-	(2,061)	(2,061)
BRL	113,023	USD	115,012	2/2/2023	HUS	-	(1,989)	(1,989)
BRL	113,023	USD	115,161	2/2/2023	HUS	-	(2,138)	(2,138)
BRL	113,023	USD	115,128	2/2/2023	HUS	-	(2,105)	(2,105)
BRL	113,023	USD	115,064	2/2/2023	HUS	-	(2,041)	(2,041)
BRL	113,023	USD	115,125	2/2/2023	HUS	-	(2,102)	(2,102)
BRL	113,023	USD	115,152	2/2/2023	HUS	-	(2,129)	(2,129)
BRL	113,023	USD	115,332	2/2/2023	HUS	-	(2,309)	(2,309)
BRL	113,023	USD	115,320	2/2/2023	HUS	-	(2,297)	(2,297)
BRL	113,023	USD	115,285	2/2/2023	HUS	-	(2,262)	(2,262)
BRL	113,023	USD	115,358	2/2/2023	HUS	-	(2,335)	(2,335)
BRL	113,023	USD	115,268	2/2/2023	HUS	-	(2,245)	(2,245)
BRL	113,023	USD	115,207	2/2/2023	HUS	-	(2,184)	(2,184)
BRL	113,023	USD	115,169	2/2/2023	HUS	-	(2,146)	(2,146)
BRL	113,023	USD	115,287	2/2/2023	HUS	-	(2,264)	(2,264)
BRL	113,023	USD	113,995	2/2/2023	HUS	-	(972)	(972)
BRL	113,023	USD	114,622	2/2/2023	HUS	-	(1,599)	(1,599)
BRL	113,023	USD	114,682	2/2/2023	HUS	-	(1,659)	(1,659)
BRL	113,023	USD	114,392	2/2/2023	HUS	-	(1,369)	(1,369)
BRL	113,023	USD	114,563	2/2/2023	HUS	-	(1,540)	(1,540)
BRL	113,023	USD	114,454	2/2/2023	HUS	-	(1,431)	(1,431)
BRL	113,023	USD	114,310	2/2/2023	HUS	-	(1,287)	(1,287)
BRL	113,023	USD	114,445	2/2/2023	HUS	-	(1,422)	(1,422)
BRL	113,023	USD	114,569	2/2/2023	HUS	-	(1,546)	(1,546)
BRL	113,023	USD	114,134	2/2/2023	HUS	-	(1,111)	(1,111)
BRL	113,023	USD	114,029	2/2/2023	HUS	-	(1,006)	(1,006)
BRL	113,023	USD	114,132	2/2/2023	HUS	-	(1,109)	(1,109)
BRL	113,023	USD	113,740	2/2/2023	HUS	-	(717)	(717)
BRL	113,023	USD	113,782	2/2/2023	HUS	-	(759)	(759)
BRL	113,023	USD	113,758	2/2/2023	HUS	-	(735)	(735)
BRL	113,023	USD	113,766	2/2/2023	HUS	-	(743)	(743)
BRL	113,023	USD	114,258	2/2/2023	HUS	-	(1,235)	(1,235)
BRL	113,023	USD	114,001	2/2/2023	HUS	-	(978)	(978)
BRL	113,023	USD	114,186	2/2/2023	HUS	-	(1,163)	(1,163)
BRL	113,023	USD	114,014	2/2/2023	HUS	-	(991)	(991)
BRL	113,023	USD	114,012	2/2/2023	HUS	-	(989)	(989)
BRL	113,023	USD	113,792	2/2/2023	HUS	-	(769)	(769)
BRL	113,023	USD	113,788	2/2/2023	HUS	-	(765)	(765)
BRL	113,023	USD	113,505	2/2/2023	HUS	-	(482)	(482)
BRL	113,023	USD	113,215	2/2/2023	HUS	-	(192)	(192)
BRL	113,023	USD	113,720	2/2/2023	HUS	-	(697)	(697)
BRL	113,023	USD	112,802	2/2/2023	HUS	221	-	221
BRL	131,860	USD	131,323	2/2/2023	HUS	537	-	537
BRL	131,860	USD	131,480	2/2/2023	HUS	380	-	380
BRL	131,860	USD	131,429	2/2/2023	HUS	431	-	431
BRL	131,860	USD	131,616	2/2/2023	HUS	244	-	244

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	131,860	USD	131,636	2/2/2023	HUS	$224	$-	$224
BRL	131,860	USD	131,433	2/2/2023	HUS	427	-	427
BRL	131,860	USD	131,451	2/2/2023	HUS	409	-	409
BRL	131,860	USD	131,678	2/2/2023	HUS	182	-	182
BRL	131,860	USD	132,889	2/2/2023	HUS	-	(1,029)	(1,029)
BRL	131,860	USD	133,445	2/2/2023	HUS	-	(1,585)	(1,585)
BRL	131,860	USD	132,685	2/2/2023	HUS	-	(825)	(825)
BRL	131,860	USD	132,790	2/2/2023	HUS	-	(930)	(930)
BRL	131,860	USD	132,775	2/2/2023	HUS	-	(915)	(915)
BRL	131,860	USD	133,629	2/2/2023	HUS	-	(1,769)	(1,769)
BRL	131,860	USD	133,070	2/2/2023	HUS	-	(1,210)	(1,210)
BRL	131,860	USD	132,100	2/2/2023	HUS	-	(240)	(240)
BRL	131,860	USD	133,630	2/2/2023	HUS	-	(1,770)	(1,770)
BRL	131,860	USD	133,703	2/2/2023	HUS	-	(1,843)	(1,843)
BRL	131,860	USD	133,730	2/2/2023	HUS	-	(1,870)	(1,870)
BRL	131,860	USD	133,333	2/2/2023	HUS	-	(1,473)	(1,473)
BRL	131,860	USD	132,110	2/2/2023	HUS	-	(250)	(250)
BRL	131,860	USD	133,455	2/2/2023	HUS	-	(1,595)	(1,595)
BRL	131,860	USD	131,529	2/2/2023	HUS	331	-	331
BRL	131,860	USD	133,166	2/2/2023	HUS	-	(1,306)	(1,306)
BRL	131,860	USD	131,829	2/2/2023	HUS	31	-	31
BRL	131,860	USD	132,388	2/2/2023	HUS	-	(528)	(528)
BRL	131,860	USD	133,769	2/2/2023	HUS	-	(1,909)	(1,909)
BRL	131,860	USD	132,313	2/2/2023	HUS	-	(453)	(453)
BRL	131,860	USD	132,218	2/2/2023	HUS	-	(358)	(358)
BRL	131,860	USD	132,181	2/2/2023	HUS	-	(321)	(321)
BRL	131,860	USD	131,994	2/2/2023	HUS	-	(134)	(134)
BRL	131,860	USD	132,233	2/2/2023	HUS	-	(373)	(373)
BRL	131,860	USD	131,980	2/2/2023	HUS	-	(120)	(120)
BRL	131,860	USD	132,225	2/2/2023	HUS	-	(365)	(365)
BRL	131,860	USD	132,250	2/2/2023	HUS	-	(390)	(390)
BRL	131,860	USD	132,071	2/2/2023	HUS	-	(211)	(211)
BRL	131,860	USD	131,956	2/2/2023	HUS	-	(96)	(96)
BRL	131,860	USD	132,378	2/2/2023	HUS	-	(518)	(518)
BRL	131,860	USD	132,602	2/2/2023	HUS	-	(742)	(742)
BRL	131,860	USD	133,486	2/2/2023	HUS	-	(1,626)	(1,626)
BRL	131,860	USD	132,678	2/2/2023	HUS	-	(818)	(818)
BRL	131,860	USD	132,711	2/2/2023	HUS	-	(851)	(851)
BRL	131,860	USD	132,438	2/2/2023	HUS	-	(578)	(578)
BRL	131,860	USD	133,366	2/2/2023	HUS	-	(1,506)	(1,506)
BRL	131,860	USD	133,113	2/2/2023	HUS	-	(1,253)	(1,253)
BRL	131,860	USD	133,113	2/2/2023	HUS	-	(1,253)	(1,253)
BRL	131,860	USD	133,449	2/2/2023	HUS	-	(1,589)	(1,589)
BRL	131,860	USD	131,526	2/2/2023	HUS	334	-	334
BRL	131,860	USD	133,398	2/2/2023	HUS	-	(1,538)	(1,538)
BRL	131,860	USD	131,630	2/2/2023	HUS	230	-	230
BRL	131,860	USD	133,366	2/2/2023	HUS	-	(1,506)	(1,506)
BRL	131,860	USD	133,396	2/2/2023	HUS	-	(1,536)	(1,536)
BRL	131,860	USD	132,036	2/2/2023	HUS	-	(176)	(176)
BRL	131,860	USD	132,217	2/2/2023	HUS	-	(357)	(357)
BRL	131,860	USD	133,507	2/2/2023	HUS	-	(1,647)	(1,647)
BRL	131,860	USD	132,048	2/2/2023	HUS	-	(188)	(188)
BRL	131,860	USD	132,157	2/2/2023	HUS	-	(297)	(297)
BRL	131,860	USD	133,353	2/2/2023	HUS	-	(1,493)	(1,493)
BRL	131,860	USD	131,732	2/2/2023	HUS	128	-	128
BRL	131,860	USD	131,828	2/2/2023	HUS	32	-	32
BRL	131,860	USD	134,479	2/2/2023	HUS	-	(2,619)	(2,619)
BRL	131,860	USD	132,233	2/2/2023	HUS	-	(373)	(373)
BRL	131,860	USD	134,324	2/2/2023	HUS	-	(2,464)	(2,464)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	131,860	USD	134,411	2/2/2023	HUS	$-	$(2,551)	$(2,551)
BRL	131,860	USD	134,299	2/2/2023	HUS	-	(2,439)	(2,439)
BRL	131,860	USD	134,346	2/2/2023	HUS	-	(2,486)	(2,486)
BRL	131,860	USD	131,994	2/2/2023	HUS	-	(134)	(134)
BRL	131,860	USD	134,233	2/2/2023	HUS	-	(2,373)	(2,373)
BRL	131,860	USD	134,163	2/2/2023	HUS	-	(2,303)	(2,303)
BRL	131,860	USD	134,207	2/2/2023	HUS	-	(2,347)	(2,347)
BRL	131,860	USD	132,684	2/2/2023	HUS	-	(824)	(824)
BRL	131,860	USD	132,865	2/2/2023	HUS	-	(1,005)	(1,005)
BRL	131,860	USD	132,605	2/2/2023	HUS	-	(745)	(745)
BRL	131,860	USD	132,573	2/2/2023	HUS	-	(713)	(713)
BRL	131,860	USD	132,463	2/2/2023	HUS	-	(603)	(603)
BRL	131,860	USD	132,536	2/2/2023	HUS	-	(676)	(676)
BRL	131,860	USD	134,365	2/2/2023	HUS	-	(2,505)	(2,505)
BRL	131,860	USD	134,330	2/2/2023	HUS	-	(2,470)	(2,470)
BRL	131,860	USD	134,408	2/2/2023	HUS	-	(2,548)	(2,548)
BRL	131,860	USD	134,324	2/2/2023	HUS	-	(2,464)	(2,464)
BRL	131,860	USD	133,198	2/2/2023	HUS	-	(1,338)	(1,338)
BRL	131,860	USD	133,282	2/2/2023	HUS	-	(1,422)	(1,422)
BRL	131,860	USD	134,348	2/2/2023	HUS	-	(2,488)	(2,488)
BRL	131,860	USD	134,382	2/2/2023	HUS	-	(2,522)	(2,522)
BRL	131,860	USD	132,992	2/2/2023	HUS	-	(1,132)	(1,132)
BRL	131,860	USD	133,113	2/2/2023	HUS	-	(1,253)	(1,253)
BRL	131,860	USD	133,219	2/2/2023	HUS	-	(1,359)	(1,359)
BRL	131,860	USD	134,395	2/2/2023	HUS	-	(2,535)	(2,535)
BRL	131,860	USD	134,397	2/2/2023	HUS	-	(2,537)	(2,537)
BRL	131,860	USD	134,423	2/2/2023	HUS	-	(2,563)	(2,563)
BRL	131,860	USD	131,697	2/2/2023	HUS	163	-	163
BRL	131,860	USD	135,514	2/2/2023	HUS	-	(3,654)	(3,654)
BRL	131,860	USD	135,530	2/2/2023	HUS	-	(3,670)	(3,670)
BRL	131,860	USD	135,211	2/2/2023	HUS	-	(3,351)	(3,351)
BRL	131,860	USD	133,385	2/2/2023	HUS	-	(1,525)	(1,525)
BRL	131,860	USD	131,792	2/2/2023	HUS	68	-	68
BRL	131,860	USD	132,156	2/2/2023	HUS	-	(296)	(296)
BRL	131,860	USD	132,073	2/2/2023	HUS	-	(213)	(213)
BRL	131,860	USD	132,123	2/2/2023	HUS	-	(263)	(263)
BRL	131,860	USD	132,182	2/2/2023	HUS	-	(322)	(322)
BRL	131,860	USD	132,165	2/2/2023	HUS	-	(305)	(305)
BRL	131,860	USD	132,168	2/2/2023	HUS	-	(308)	(308)
BRL	131,860	USD	132,114	2/2/2023	HUS	-	(254)	(254)
BRL	131,860	USD	134,374	2/2/2023	HUS	-	(2,514)	(2,514)
BRL	131,860	USD	134,540	2/2/2023	HUS	-	(2,680)	(2,680)
BRL	131,860	USD	134,371	2/2/2023	HUS	-	(2,511)	(2,511)
BRL	131,860	USD	134,332	2/2/2023	HUS	-	(2,472)	(2,472)
BRL	131,860	USD	134,493	2/2/2023	HUS	-	(2,633)	(2,633)
BRL	131,860	USD	134,381	2/2/2023	HUS	-	(2,521)	(2,521)
BRL	131,860	USD	134,421	2/2/2023	HUS	-	(2,561)	(2,561)
BRL	131,860	USD	134,384	2/2/2023	HUS	-	(2,524)	(2,524)
BRL	131,860	USD	134,657	2/2/2023	HUS	-	(2,797)	(2,797)
BRL	131,860	USD	134,382	2/2/2023	HUS	-	(2,522)	(2,522)
BRL	131,860	USD	134,203	2/2/2023	HUS	-	(2,343)	(2,343)
BRL	131,860	USD	134,194	2/2/2023	HUS	-	(2,334)	(2,334)
BRL	131,860	USD	134,360	2/2/2023	HUS	-	(2,500)	(2,500)
BRL	131,860	USD	132,605	2/2/2023	HUS	-	(745)	(745)
BRL	131,860	USD	134,213	2/2/2023	HUS	-	(2,353)	(2,353)
BRL	131,860	USD	134,265	2/2/2023	HUS	-	(2,405)	(2,405)
BRL	131,860	USD	134,538	2/2/2023	HUS	-	(2,678)	(2,678)
BRL	131,860	USD	134,333	2/2/2023	HUS	-	(2,473)	(2,473)
BRL	131,860	USD	134,370	2/2/2023	HUS	-	(2,510)	(2,510)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	131,860	USD	134,372	2/2/2023	HUS	$-	$(2,512)	$(2,512)
BRL	131,860	USD	134,361	2/2/2023	HUS	-	(2,501)	(2,501)
BRL	131,860	USD	134,297	2/2/2023	HUS	-	(2,437)	(2,437)
BRL	131,860	USD	134,521	2/2/2023	HUS	-	(2,661)	(2,661)
BRL	131,860	USD	134,492	2/2/2023	HUS	-	(2,632)	(2,632)
BRL	131,860	USD	134,555	2/2/2023	HUS	-	(2,695)	(2,695)
BRL	131,860	USD	134,492	2/2/2023	HUS	-	(2,632)	(2,632)
BRL	131,860	USD	134,499	2/2/2023	HUS	-	(2,639)	(2,639)
BRL	131,860	USD	134,343	2/2/2023	HUS	-	(2,483)	(2,483)
BRL	131,860	USD	134,383	2/2/2023	HUS	-	(2,523)	(2,523)
BRL	131,860	USD	134,338	2/2/2023	HUS	-	(2,478)	(2,478)
BRL	131,860	USD	134,313	2/2/2023	HUS	-	(2,453)	(2,453)
BRL	131,860	USD	133,444	2/2/2023	HUS	-	(1,584)	(1,584)
BRL	131,860	USD	133,750	2/2/2023	HUS	-	(1,890)	(1,890)
BRL	131,860	USD	133,158	2/2/2023	HUS	-	(1,298)	(1,298)
BRL	131,860	USD	133,362	2/2/2023	HUS	-	(1,502)	(1,502)
BRL	131,860	USD	133,351	2/2/2023	HUS	-	(1,491)	(1,491)
BRL	131,860	USD	133,128	2/2/2023	HUS	-	(1,268)	(1,268)
BRL	131,860	USD	132,807	2/2/2023	HUS	-	(947)	(947)
BRL	131,860	USD	132,678	2/2/2023	HUS	-	(818)	(818)
BRL	131,860	USD	132,608	2/2/2023	HUS	-	(748)	(748)
BRL	131,860	USD	132,676	2/2/2023	HUS	-	(816)	(816)
BRL	131,860	USD	132,819	2/2/2023	HUS	-	(959)	(959)
BRL	131,860	USD	132,801	2/2/2023	HUS	-	(941)	(941)
BRL	131,860	USD	132,761	2/2/2023	HUS	-	(901)	(901)
BRL	131,860	USD	132,973	2/2/2023	HUS	-	(1,113)	(1,113)
BRL	131,860	USD	132,949	2/2/2023	HUS	-	(1,089)	(1,089)
BRL	131,860	USD	133,135	2/2/2023	HUS	-	(1,275)	(1,275)
BRL	131,860	USD	133,212	2/2/2023	HUS	-	(1,352)	(1,352)
BRL	131,860	USD	133,188	2/2/2023	HUS	-	(1,328)	(1,328)
BRL	131,860	USD	132,710	2/2/2023	HUS	-	(850)	(850)
BRL	131,860	USD	133,033	2/2/2023	HUS	-	(1,173)	(1,173)
BRL	131,860	USD	132,224	2/2/2023	HUS	-	(364)	(364)
BRL	131,860	USD	133,084	2/2/2023	HUS	-	(1,224)	(1,224)
BRL	131,860	USD	131,316	2/2/2023	HUS	544	-	544
BRL	131,860	USD	132,192	2/2/2023	HUS	-	(332)	(332)
BRL	150,697	USD	150,308	2/2/2023	HUS	389	-	389
BRL	150,697	USD	150,164	2/2/2023	HUS	533	-	533
BRL	150,697	USD	150,334	2/2/2023	HUS	363	-	363
BRL	150,697	USD	152,390	2/2/2023	HUS	-	(1,693)	(1,693)
BRL	150,697	USD	152,051	2/2/2023	HUS	-	(1,354)	(1,354)
BRL	150,697	USD	152,428	2/2/2023	HUS	-	(1,731)	(1,731)
BRL	150,697	USD	151,763	2/2/2023	HUS	-	(1,066)	(1,066)
BRL	150,697	USD	151,768	2/2/2023	HUS	-	(1,071)	(1,071)
BRL	150,697	USD	151,971	2/2/2023	HUS	-	(1,274)	(1,274)
BRL	150,697	USD	150,685	2/2/2023	HUS	12	-	12
BRL	150,697	USD	151,899	2/2/2023	HUS	-	(1,202)	(1,202)
BRL	150,697	USD	150,244	2/2/2023	HUS	453	-	453
BRL	150,697	USD	150,225	2/2/2023	HUS	472	-	472
BRL	150,697	USD	150,237	2/2/2023	HUS	460	-	460
BRL	150,697	USD	152,058	2/2/2023	HUS	-	(1,361)	(1,361)
BRL	150,697	USD	151,892	2/2/2023	HUS	-	(1,195)	(1,195)
BRL	150,697	USD	151,942	2/2/2023	HUS	-	(1,245)	(1,245)
BRL	150,697	USD	152,047	2/2/2023	HUS	-	(1,350)	(1,350)
BRL	150,697	USD	152,662	2/2/2023	HUS	-	(1,965)	(1,965)
BRL	150,697	USD	152,715	2/2/2023	HUS	-	(2,018)	(2,018)
BRL	150,697	USD	152,885	2/2/2023	HUS	-	(2,188)	(2,188)
BRL	150,697	USD	152,790	2/2/2023	HUS	-	(2,093)	(2,093)
BRL	150,697	USD	152,645	2/2/2023	HUS	-	(1,948)	(1,948)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	150,697	USD	153,006	2/2/2023	HUS	$-	$(2,309)	$(2,309)
BRL	150,697	USD	152,757	2/2/2023	HUS	-	(2,060)	(2,060)
BRL	150,697	USD	152,648	2/2/2023	HUS	-	(1,951)	(1,951)
BRL	150,697	USD	152,688	2/2/2023	HUS	-	(1,991)	(1,991)
BRL	150,697	USD	152,501	2/2/2023	HUS	-	(1,804)	(1,804)
BRL	150,697	USD	150,505	2/2/2023	HUS	192	-	192
BRL	150,697	USD	152,293	2/2/2023	HUS	-	(1,596)	(1,596)
BRL	150,697	USD	150,781	2/2/2023	HUS	-	(84)	(84)
BRL	150,697	USD	151,170	2/2/2023	HUS	-	(473)	(473)
BRL	150,697	USD	151,116	2/2/2023	HUS	-	(419)	(419)
BRL	150,697	USD	150,915	2/2/2023	HUS	-	(218)	(218)
BRL	150,697	USD	151,191	2/2/2023	HUS	-	(494)	(494)
BRL	150,697	USD	151,134	2/2/2023	HUS	-	(437)	(437)
BRL	150,697	USD	151,153	2/2/2023	HUS	-	(456)	(456)
BRL	150,697	USD	150,965	2/2/2023	HUS	-	(268)	(268)
BRL	150,697	USD	151,638	2/2/2023	HUS	-	(941)	(941)
BRL	150,697	USD	151,512	2/2/2023	HUS	-	(815)	(815)
BRL	150,697	USD	151,770	2/2/2023	HUS	-	(1,073)	(1,073)
BRL	150,697	USD	150,788	2/2/2023	HUS	-	(91)	(91)
BRL	150,697	USD	150,565	2/2/2023	HUS	132	-	132
BRL	150,697	USD	152,418	2/2/2023	HUS	-	(1,721)	(1,721)
BRL	150,697	USD	152,455	2/2/2023	HUS	-	(1,758)	(1,758)
BRL	150,697	USD	152,258	2/2/2023	HUS	-	(1,561)	(1,561)
BRL	150,697	USD	152,302	2/2/2023	HUS	-	(1,605)	(1,605)
BRL	150,697	USD	152,350	2/2/2023	HUS	-	(1,653)	(1,653)
BRL	150,697	USD	152,407	2/2/2023	HUS	-	(1,710)	(1,710)
BRL	150,697	USD	152,513	2/2/2023	HUS	-	(1,816)	(1,816)
BRL	150,697	USD	152,579	2/2/2023	HUS	-	(1,882)	(1,882)
BRL	150,697	USD	151,047	2/2/2023	HUS	-	(350)	(350)
BRL	150,697	USD	151,039	2/2/2023	HUS	-	(342)	(342)
BRL	150,697	USD	150,962	2/2/2023	HUS	-	(265)	(265)
BRL	150,697	USD	152,345	2/2/2023	HUS	-	(1,648)	(1,648)
BRL	150,697	USD	150,998	2/2/2023	HUS	-	(301)	(301)
BRL	150,697	USD	152,513	2/2/2023	HUS	-	(1,816)	(1,816)
BRL	150,697	USD	150,538	2/2/2023	HUS	159	-	159
BRL	150,697	USD	150,584	2/2/2023	HUS	113	-	113
BRL	150,697	USD	153,571	2/2/2023	HUS	-	(2,874)	(2,874)
BRL	150,697	USD	151,092	2/2/2023	HUS	-	(395)	(395)
BRL	150,697	USD	153,448	2/2/2023	HUS	-	(2,751)	(2,751)
BRL	150,697	USD	153,455	2/2/2023	HUS	-	(2,758)	(2,758)
BRL	150,697	USD	153,475	2/2/2023	HUS	-	(2,778)	(2,778)
BRL	150,697	USD	153,515	2/2/2023	HUS	-	(2,818)	(2,818)
BRL	150,697	USD	150,590	2/2/2023	HUS	107	-	107
BRL	150,697	USD	151,428	2/2/2023	HUS	-	(731)	(731)
BRL	150,697	USD	151,691	2/2/2023	HUS	-	(994)	(994)
BRL	150,697	USD	151,768	2/2/2023	HUS	-	(1,071)	(1,071)
BRL	150,697	USD	151,691	2/2/2023	HUS	-	(994)	(994)
BRL	150,697	USD	151,387	2/2/2023	HUS	-	(690)	(690)
BRL	150,697	USD	151,455	2/2/2023	HUS	-	(758)	(758)
BRL	150,697	USD	152,100	2/2/2023	HUS	-	(1,403)	(1,403)
BRL	150,697	USD	152,125	2/2/2023	HUS	-	(1,428)	(1,428)
BRL	150,697	USD	151,452	2/2/2023	HUS	-	(755)	(755)
BRL	150,697	USD	151,751	2/2/2023	HUS	-	(1,054)	(1,054)
BRL	150,697	USD	151,614	2/2/2023	HUS	-	(917)	(917)
BRL	150,697	USD	151,704	2/2/2023	HUS	-	(1,007)	(1,007)
BRL	150,697	USD	151,549	2/2/2023	HUS	-	(852)	(852)
BRL	150,697	USD	151,784	2/2/2023	HUS	-	(1,087)	(1,087)
BRL	150,697	USD	151,762	2/2/2023	HUS	-	(1,065)	(1,065)
BRL	150,697	USD	151,755	2/2/2023	HUS	-	(1,058)	(1,058)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	150,697	USD	152,072	2/2/2023	HUS	$-	$(1,375)	$(1,375)
BRL	150,697	USD	152,086	2/2/2023	HUS	-	(1,389)	(1,389)
BRL	150,697	USD	151,951	2/2/2023	HUS	-	(1,254)	(1,254)
BRL	150,697	USD	153,668	2/2/2023	HUS	-	(2,971)	(2,971)
BRL	150,697	USD	153,789	2/2/2023	HUS	-	(3,092)	(3,092)
BRL	150,697	USD	153,850	2/2/2023	HUS	-	(3,153)	(3,153)
BRL	150,697	USD	153,523	2/2/2023	HUS	-	(2,826)	(2,826)
BRL	150,697	USD	153,680	2/2/2023	HUS	-	(2,983)	(2,983)
BRL	150,697	USD	153,846	2/2/2023	HUS	-	(3,149)	(3,149)
BRL	150,697	USD	151,749	2/2/2023	HUS	-	(1,052)	(1,052)
BRL	150,697	USD	151,907	2/2/2023	HUS	-	(1,210)	(1,210)
BRL	150,697	USD	152,065	2/2/2023	HUS	-	(1,368)	(1,368)
BRL	150,697	USD	151,459	2/2/2023	HUS	-	(762)	(762)
BRL	150,697	USD	152,148	2/2/2023	HUS	-	(1,451)	(1,451)
BRL	150,697	USD	154,714	2/2/2023	HUS	-	(4,017)	(4,017)
BRL	150,697	USD	154,864	2/2/2023	HUS	-	(4,167)	(4,167)
BRL	150,697	USD	152,352	2/2/2023	HUS	-	(1,655)	(1,655)
BRL	150,697	USD	154,604	2/2/2023	HUS	-	(3,907)	(3,907)
BRL	150,697	USD	154,581	2/2/2023	HUS	-	(3,884)	(3,884)
BRL	150,697	USD	150,530	2/2/2023	HUS	167	-	167
BRL	150,697	USD	151,091	2/2/2023	HUS	-	(394)	(394)
BRL	150,697	USD	151,075	2/2/2023	HUS	-	(378)	(378)
BRL	150,697	USD	151,007	2/2/2023	HUS	-	(310)	(310)
BRL	150,697	USD	151,112	2/2/2023	HUS	-	(415)	(415)
BRL	150,697	USD	152,377	2/2/2023	HUS	-	(1,680)	(1,680)
BRL	150,697	USD	151,036	2/2/2023	HUS	-	(339)	(339)
BRL	150,697	USD	150,916	2/2/2023	HUS	-	(219)	(219)
BRL	150,697	USD	152,389	2/2/2023	HUS	-	(1,692)	(1,692)
BRL	150,697	USD	152,448	2/2/2023	HUS	-	(1,751)	(1,751)
BRL	150,697	USD	153,559	2/2/2023	HUS	-	(2,862)	(2,862)
BRL	150,697	USD	153,544	2/2/2023	HUS	-	(2,847)	(2,847)
BRL	150,697	USD	153,523	2/2/2023	HUS	-	(2,826)	(2,826)
BRL	150,697	USD	153,342	2/2/2023	HUS	-	(2,645)	(2,645)
BRL	150,697	USD	153,491	2/2/2023	HUS	-	(2,794)	(2,794)
BRL	150,697	USD	153,490	2/2/2023	HUS	-	(2,793)	(2,793)
BRL	150,697	USD	153,480	2/2/2023	HUS	-	(2,783)	(2,783)
BRL	150,697	USD	153,861	2/2/2023	HUS	-	(3,164)	(3,164)
BRL	150,697	USD	153,728	2/2/2023	HUS	-	(3,031)	(3,031)
BRL	150,697	USD	153,713	2/2/2023	HUS	-	(3,016)	(3,016)
BRL	150,697	USD	153,594	2/2/2023	HUS	-	(2,897)	(2,897)
BRL	150,697	USD	153,619	2/2/2023	HUS	-	(2,922)	(2,922)
BRL	150,697	USD	154,478	2/2/2023	HUS	-	(3,781)	(3,781)
BRL	150,697	USD	152,121	2/2/2023	HUS	-	(1,424)	(1,424)
BRL	150,697	USD	152,419	2/2/2023	HUS	-	(1,722)	(1,722)
BRL	150,697	USD	152,658	2/2/2023	HUS	-	(1,961)	(1,961)
BRL	150,697	USD	152,563	2/2/2023	HUS	-	(1,866)	(1,866)
BRL	150,697	USD	152,432	2/2/2023	HUS	-	(1,735)	(1,735)
BRL	150,697	USD	152,457	2/2/2023	HUS	-	(1,760)	(1,760)
BRL	150,697	USD	152,461	2/2/2023	HUS	-	(1,764)	(1,764)
BRL	150,697	USD	152,097	2/2/2023	HUS	-	(1,400)	(1,400)
BRL	150,697	USD	152,115	2/2/2023	HUS	-	(1,418)	(1,418)
BRL	150,697	USD	150,933	2/2/2023	HUS	-	(236)	(236)
BRL	150,697	USD	151,720	2/2/2023	HUS	-	(1,023)	(1,023)
BRL	150,697	USD	152,348	2/2/2023	HUS	-	(1,651)	(1,651)
BRL	150,697	USD	152,365	2/2/2023	HUS	-	(1,668)	(1,668)
BRL	150,697	USD	152,339	2/2/2023	HUS	-	(1,642)	(1,642)
BRL	150,697	USD	151,469	2/2/2023	HUS	-	(772)	(772)
BRL	150,697	USD	151,180	2/2/2023	HUS	-	(483)	(483)
BRL	150,697	USD	151,704	2/2/2023	HUS	-	(1,007)	(1,007)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	150,697	USD	151,798	2/2/2023	HUS	$-	$(1,101)	$(1,101)
BRL	150,697	USD	151,692	2/2/2023	HUS	-	(995)	(995)
BRL	150,697	USD	151,887	2/2/2023	HUS	-	(1,190)	(1,190)
BRL	150,697	USD	152,015	2/2/2023	HUS	-	(1,318)	(1,318)
BRL	150,697	USD	152,138	2/2/2023	HUS	-	(1,441)	(1,441)
BRL	150,697	USD	152,086	2/2/2023	HUS	-	(1,389)	(1,389)
BRL	150,697	USD	152,291	2/2/2023	HUS	-	(1,594)	(1,594)
BRL	150,697	USD	151,912	2/2/2023	HUS	-	(1,215)	(1,215)
BRL	150,697	USD	152,378	2/2/2023	HUS	-	(1,681)	(1,681)
BRL	150,697	USD	151,123	2/2/2023	HUS	-	(426)	(426)
BRL	150,697	USD	151,823	2/2/2023	HUS	-	(1,126)	(1,126)
BRL	150,697	USD	151,867	2/2/2023	HUS	-	(1,170)	(1,170)
BRL	150,697	USD	151,122	2/2/2023	HUS	-	(425)	(425)
BRL	150,697	USD	151,382	2/2/2023	HUS	-	(685)	(685)
BRL	169,534	USD	171,543	2/2/2023	HUS	-	(2,009)	(2,009)
BRL	169,534	USD	171,226	2/2/2023	HUS	-	(1,692)	(1,692)
BRL	169,534	USD	171,174	2/2/2023	HUS	-	(1,640)	(1,640)
BRL	169,534	USD	171,570	2/2/2023	HUS	-	(2,036)	(2,036)
BRL	169,534	USD	170,715	2/2/2023	HUS	-	(1,181)	(1,181)
BRL	169,534	USD	171,783	2/2/2023	HUS	-	(2,249)	(2,249)
BRL	169,534	USD	169,845	2/2/2023	HUS	-	(311)	(311)
BRL	169,534	USD	171,238	2/2/2023	HUS	-	(1,704)	(1,704)
BRL	169,534	USD	171,016	2/2/2023	HUS	-	(1,482)	(1,482)
BRL	169,534	USD	169,784	2/2/2023	HUS	-	(250)	(250)
BRL	169,534	USD	169,427	2/2/2023	HUS	107	-	107
BRL	169,534	USD	169,875	2/2/2023	HUS	-	(341)	(341)
BRL	169,534	USD	169,024	2/2/2023	HUS	510	-	510
BRL	169,534	USD	170,789	2/2/2023	HUS	-	(1,255)	(1,255)
BRL	169,534	USD	169,351	2/2/2023	HUS	183	-	183
BRL	169,534	USD	169,387	2/2/2023	HUS	147	-	147
BRL	169,534	USD	171,880	2/2/2023	HUS	-	(2,346)	(2,346)
BRL	169,534	USD	171,922	2/2/2023	HUS	-	(2,388)	(2,388)
BRL	169,534	USD	171,841	2/2/2023	HUS	-	(2,307)	(2,307)
BRL	169,534	USD	171,328	2/2/2023	HUS	-	(1,794)	(1,794)
BRL	169,534	USD	171,548	2/2/2023	HUS	-	(2,014)	(2,014)
BRL	169,534	USD	171,574	2/2/2023	HUS	-	(2,040)	(2,040)
BRL	169,534	USD	171,514	2/2/2023	HUS	-	(1,980)	(1,980)
BRL	169,534	USD	169,365	2/2/2023	HUS	169	-	169
BRL	169,534	USD	171,329	2/2/2023	HUS	-	(1,795)	(1,795)
BRL	169,534	USD	171,624	2/2/2023	HUS	-	(2,090)	(2,090)
BRL	169,534	USD	172,026	2/2/2023	HUS	-	(2,492)	(2,492)
BRL	169,534	USD	170,144	2/2/2023	HUS	-	(610)	(610)
BRL	169,534	USD	170,050	2/2/2023	HUS	-	(516)	(516)
BRL	169,534	USD	171,389	2/2/2023	HUS	-	(1,855)	(1,855)
BRL	169,534	USD	170,403	2/2/2023	HUS	-	(869)	(869)
BRL	169,534	USD	170,513	2/2/2023	HUS	-	(979)	(979)
BRL	169,534	USD	170,140	2/2/2023	HUS	-	(606)	(606)
BRL	169,534	USD	170,647	2/2/2023	HUS	-	(1,113)	(1,113)
BRL	169,534	USD	171,703	2/2/2023	HUS	-	(2,169)	(2,169)
BRL	169,534	USD	171,693	2/2/2023	HUS	-	(2,159)	(2,159)
BRL	169,534	USD	170,440	2/2/2023	HUS	-	(906)	(906)
BRL	169,534	USD	170,648	2/2/2023	HUS	-	(1,114)	(1,114)
BRL	169,534	USD	170,721	2/2/2023	HUS	-	(1,187)	(1,187)
BRL	169,534	USD	171,329	2/2/2023	HUS	-	(1,795)	(1,795)
BRL	169,534	USD	171,416	2/2/2023	HUS	-	(1,882)	(1,882)
BRL	169,534	USD	172,047	2/2/2023	HUS	-	(2,513)	(2,513)
BRL	169,534	USD	171,438	2/2/2023	HUS	-	(1,904)	(1,904)
BRL	169,534	USD	169,240	2/2/2023	HUS	294	-	294
BRL	169,534	USD	171,903	2/2/2023	HUS	-	(2,369)	(2,369)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	169,534	USD	171,578	2/2/2023	HUS	$-	$(2,044)	$(2,044)
BRL	169,534	USD	171,380	2/2/2023	HUS	-	(1,846)	(1,846)
BRL	169,534	USD	171,305	2/2/2023	HUS	-	(1,771)	(1,771)
BRL	169,534	USD	171,651	2/2/2023	HUS	-	(2,117)	(2,117)
BRL	169,534	USD	171,561	2/2/2023	HUS	-	(2,027)	(2,027)
BRL	169,534	USD	169,414	2/2/2023	HUS	120	-	120
BRL	169,534	USD	169,420	2/2/2023	HUS	114	-	114
BRL	169,534	USD	170,029	2/2/2023	HUS	-	(495)	(495)
BRL	169,534	USD	170,436	2/2/2023	HUS	-	(902)	(902)
BRL	169,534	USD	170,566	2/2/2023	HUS	-	(1,032)	(1,032)
BRL	169,534	USD	171,069	2/2/2023	HUS	-	(1,535)	(1,535)
BRL	169,534	USD	170,986	2/2/2023	HUS	-	(1,452)	(1,452)
BRL	169,534	USD	170,560	2/2/2023	HUS	-	(1,026)	(1,026)
BRL	169,534	USD	170,782	2/2/2023	HUS	-	(1,248)	(1,248)
BRL	169,534	USD	172,541	2/2/2023	HUS	-	(3,007)	(3,007)
BRL	169,534	USD	171,318	2/2/2023	HUS	-	(1,784)	(1,784)
BRL	169,534	USD	170,622	2/2/2023	HUS	-	(1,088)	(1,088)
BRL	169,534	USD	169,653	2/2/2023	HUS	-	(119)	(119)
BRL	169,534	USD	174,247	2/2/2023	HUS	-	(4,713)	(4,713)
BRL	169,534	USD	169,678	2/2/2023	HUS	-	(144)	(144)
BRL	169,534	USD	171,149	2/2/2023	HUS	-	(1,615)	(1,615)
BRL	169,534	USD	171,578	2/2/2023	HUS	-	(2,044)	(2,044)
BRL	169,534	USD	173,902	2/2/2023	HUS	-	(4,368)	(4,368)
BRL	169,534	USD	173,848	2/2/2023	HUS	-	(4,314)	(4,314)
BRL	169,534	USD	171,561	2/2/2023	HUS	-	(2,027)	(2,027)
BRL	169,534	USD	169,135	2/2/2023	HUS	399	-	399
BRL	169,534	USD	169,113	2/2/2023	HUS	421	-	421
BRL	169,534	USD	169,053	2/2/2023	HUS	481	-	481
BRL	169,534	USD	169,447	2/2/2023	HUS	87	-	87
BRL	169,534	USD	169,830	2/2/2023	HUS	-	(296)	(296)
BRL	169,534	USD	172,491	2/2/2023	HUS	-	(2,957)	(2,957)
BRL	169,534	USD	172,751	2/2/2023	HUS	-	(3,217)	(3,217)
BRL	169,534	USD	172,560	2/2/2023	HUS	-	(3,026)	(3,026)
BRL	169,534	USD	172,685	2/2/2023	HUS	-	(3,151)	(3,151)
BRL	169,534	USD	174,384	2/2/2023	HUS	-	(4,850)	(4,850)
BRL	169,534	USD	173,811	2/2/2023	HUS	-	(4,277)	(4,277)
BRL	169,534	USD	171,123	2/2/2023	HUS	-	(1,589)	(1,589)
BRL	169,534	USD	171,090	2/2/2023	HUS	-	(1,556)	(1,556)
BRL	169,534	USD	171,138	2/2/2023	HUS	-	(1,604)	(1,604)
BRL	169,534	USD	171,192	2/2/2023	HUS	-	(1,658)	(1,658)
BRL	169,534	USD	171,562	2/2/2023	HUS	-	(2,028)	(2,028)
BRL	169,534	USD	171,578	2/2/2023	HUS	-	(2,044)	(2,044)
BRL	169,534	USD	171,581	2/2/2023	HUS	-	(2,047)	(2,047)
BRL	169,534	USD	171,824	2/2/2023	HUS	-	(2,290)	(2,290)
BRL	169,534	USD	171,430	2/2/2023	HUS	-	(1,896)	(1,896)
BRL	169,534	USD	171,447	2/2/2023	HUS	-	(1,913)	(1,913)
BRL	169,534	USD	171,439	2/2/2023	HUS	-	(1,905)	(1,905)
BRL	169,534	USD	170,523	2/2/2023	HUS	-	(989)	(989)
BRL	169,534	USD	171,412	2/2/2023	HUS	-	(1,878)	(1,878)
BRL	169,534	USD	170,362	2/2/2023	HUS	-	(828)	(828)
BRL	169,534	USD	170,529	2/2/2023	HUS	-	(995)	(995)
BRL	169,534	USD	170,196	2/2/2023	HUS	-	(662)	(662)
BRL	169,534	USD	170,696	2/2/2023	HUS	-	(1,162)	(1,162)
BRL	169,534	USD	171,527	2/2/2023	HUS	-	(1,993)	(1,993)
BRL	169,534	USD	170,654	2/2/2023	HUS	-	(1,120)	(1,120)
BRL	169,534	USD	171,181	2/2/2023	HUS	-	(1,647)	(1,647)
BRL	169,534	USD	171,308	2/2/2023	HUS	-	(1,774)	(1,774)
BRL	169,534	USD	170,450	2/2/2023	HUS	-	(916)	(916)
BRL	169,534	USD	169,187	2/2/2023	HUS	347	-	347

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	169,534	USD	169,879	2/2/2023	HUS	$-	$(345)	$(345)
BRL	169,534	USD	169,987	2/2/2023	HUS	-	(453)	(453)
BRL	169,534	USD	169,258	2/2/2023	HUS	276	-	276
BRL	169,534	USD	169,258	2/2/2023	HUS	276	-	276
BRL	188,371	USD	190,241	2/2/2023	HUS	-	(1,870)	(1,870)
BRL	188,371	USD	189,233	2/2/2023	HUS	-	(862)	(862)
BRL	188,371	USD	188,488	2/2/2023	HUS	-	(117)	(117)
BRL	188,371	USD	190,575	2/2/2023	HUS	-	(2,204)	(2,204)
BRL	188,371	USD	188,686	2/2/2023	HUS	-	(315)	(315)
BRL	188,371	USD	190,091	2/2/2023	HUS	-	(1,720)	(1,720)
BRL	188,371	USD	189,901	2/2/2023	HUS	-	(1,530)	(1,530)
BRL	188,371	USD	188,242	2/2/2023	HUS	129	-	129
BRL	188,371	USD	189,858	2/2/2023	HUS	-	(1,487)	(1,487)
BRL	188,371	USD	190,090	2/2/2023	HUS	-	(1,719)	(1,719)
BRL	188,371	USD	187,850	2/2/2023	HUS	521	-	521
BRL	188,371	USD	189,883	2/2/2023	HUS	-	(1,512)	(1,512)
BRL	188,371	USD	188,253	2/2/2023	HUS	118	-	118
BRL	188,371	USD	190,766	2/2/2023	HUS	-	(2,395)	(2,395)
BRL	188,371	USD	190,427	2/2/2023	HUS	-	(2,056)	(2,056)
BRL	188,371	USD	188,396	2/2/2023	HUS	-	(25)	(25)
BRL	188,371	USD	191,104	2/2/2023	HUS	-	(2,733)	(2,733)
BRL	188,371	USD	190,097	2/2/2023	HUS	-	(1,726)	(1,726)
BRL	188,371	USD	188,240	2/2/2023	HUS	131	-	131
BRL	188,371	USD	189,645	2/2/2023	HUS	-	(1,274)	(1,274)
BRL	188,371	USD	190,882	2/2/2023	HUS	-	(2,511)	(2,511)
BRL	188,371	USD	189,272	2/2/2023	HUS	-	(901)	(901)
BRL	188,371	USD	189,582	2/2/2023	HUS	-	(1,211)	(1,211)
BRL	188,371	USD	188,663	2/2/2023	HUS	-	(292)	(292)
BRL	188,371	USD	188,779	2/2/2023	HUS	-	(408)	(408)
BRL	188,371	USD	188,838	2/2/2023	HUS	-	(467)	(467)
BRL	188,371	USD	188,680	2/2/2023	HUS	-	(309)	(309)
BRL	188,371	USD	190,921	2/2/2023	HUS	-	(2,550)	(2,550)
BRL	188,371	USD	190,836	2/2/2023	HUS	-	(2,465)	(2,465)
BRL	188,371	USD	189,406	2/2/2023	HUS	-	(1,035)	(1,035)
BRL	188,371	USD	189,189	2/2/2023	HUS	-	(818)	(818)
BRL	188,371	USD	189,459	2/2/2023	HUS	-	(1,088)	(1,088)
BRL	188,371	USD	189,418	2/2/2023	HUS	-	(1,047)	(1,047)
BRL	188,371	USD	189,478	2/2/2023	HUS	-	(1,107)	(1,107)
BRL	188,371	USD	189,827	2/2/2023	HUS	-	(1,456)	(1,456)
BRL	188,371	USD	189,784	2/2/2023	HUS	-	(1,413)	(1,413)
BRL	188,371	USD	189,739	2/2/2023	HUS	-	(1,368)	(1,368)
BRL	188,371	USD	189,924	2/2/2023	HUS	-	(1,553)	(1,553)
BRL	188,371	USD	190,077	2/2/2023	HUS	-	(1,706)	(1,706)
BRL	188,371	USD	189,983	2/2/2023	HUS	-	(1,612)	(1,612)
BRL	188,371	USD	189,996	2/2/2023	HUS	-	(1,625)	(1,625)
BRL	188,371	USD	190,327	2/2/2023	HUS	-	(1,956)	(1,956)
BRL	188,371	USD	190,156	2/2/2023	HUS	-	(1,785)	(1,785)
BRL	188,371	USD	190,053	2/2/2023	HUS	-	(1,682)	(1,682)
BRL	188,371	USD	193,577	2/2/2023	HUS	-	(5,206)	(5,206)
BRL	188,371	USD	190,787	2/2/2023	HUS	-	(2,416)	(2,416)
BRL	188,371	USD	193,141	2/2/2023	HUS	-	(4,770)	(4,770)
BRL	188,371	USD	193,142	2/2/2023	HUS	-	(4,771)	(4,771)
BRL	188,371	USD	193,001	2/2/2023	HUS	-	(4,630)	(4,630)
BRL	188,371	USD	190,004	2/2/2023	HUS	-	(1,633)	(1,633)
BRL	188,371	USD	190,973	2/2/2023	HUS	-	(2,602)	(2,602)
BRL	188,371	USD	190,941	2/2/2023	HUS	-	(2,570)	(2,570)
BRL	188,371	USD	190,751	2/2/2023	HUS	-	(2,380)	(2,380)
BRL	188,371	USD	190,869	2/2/2023	HUS	-	(2,498)	(2,498)
BRL	188,371	USD	190,887	2/2/2023	HUS	-	(2,516)	(2,516)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	188,371	USD	190,731	2/2/2023	HUS	$-	$(2,360)	$(2,360)
BRL	188,371	USD	190,244	2/2/2023	HUS	-	(1,873)	(1,873)
BRL	188,371	USD	189,357	2/2/2023	HUS	-	(986)	(986)
BRL	188,371	USD	189,270	2/2/2023	HUS	-	(899)	(899)
BRL	188,371	USD	189,776	2/2/2023	HUS	-	(1,405)	(1,405)
BRL	188,371	USD	190,039	2/2/2023	HUS	-	(1,668)	(1,668)
BRL	188,371	USD	190,229	2/2/2023	HUS	-	(1,858)	(1,858)
BRL	188,371	USD	189,723	2/2/2023	HUS	-	(1,352)	(1,352)
BRL	188,371	USD	189,680	2/2/2023	HUS	-	(1,309)	(1,309)
BRL	188,371	USD	190,895	2/2/2023	HUS	-	(2,524)	(2,524)
BRL	188,371	USD	190,528	2/2/2023	HUS	-	(2,157)	(2,157)
BRL	188,371	USD	188,986	2/2/2023	HUS	-	(615)	(615)
BRL	188,371	USD	189,098	2/2/2023	HUS	-	(727)	(727)
BRL	188,371	USD	189,207	2/2/2023	HUS	-	(836)	(836)
BRL	188,371	USD	189,249	2/2/2023	HUS	-	(878)	(878)
BRL	188,371	USD	189,407	2/2/2023	HUS	-	(1,036)	(1,036)
BRL	188,371	USD	187,894	2/2/2023	HUS	477	-	477
BRL	207,208	USD	209,715	2/2/2023	HUS	-	(2,507)	(2,507)
BRL	207,208	USD	208,258	2/2/2023	HUS	-	(1,050)	(1,050)
BRL	207,208	USD	208,540	2/2/2023	HUS	-	(1,332)	(1,332)
BRL	207,208	USD	208,899	2/2/2023	HUS	-	(1,691)	(1,691)
BRL	207,208	USD	207,760	2/2/2023	HUS	-	(552)	(552)
BRL	207,208	USD	207,756	2/2/2023	HUS	-	(548)	(548)
BRL	207,208	USD	207,788	2/2/2023	HUS	-	(580)	(580)
BRL	207,208	USD	206,736	2/2/2023	HUS	472	-	472
BRL	207,208	USD	207,041	2/2/2023	HUS	167	-	167
BRL	207,208	USD	207,330	2/2/2023	HUS	-	(122)	(122)
BRL	207,208	USD	208,032	2/2/2023	HUS	-	(824)	(824)
BRL	207,208	USD	208,458	2/2/2023	HUS	-	(1,250)	(1,250)
BRL	207,208	USD	208,456	2/2/2023	HUS	-	(1,248)	(1,248)
BRL	207,208	USD	208,453	2/2/2023	HUS	-	(1,245)	(1,245)
BRL	207,208	USD	208,341	2/2/2023	HUS	-	(1,133)	(1,133)
BRL	207,208	USD	208,440	2/2/2023	HUS	-	(1,232)	(1,232)
BRL	207,208	USD	208,624	2/2/2023	HUS	-	(1,416)	(1,416)
BRL	207,208	USD	208,202	2/2/2023	HUS	-	(994)	(994)
BRL	207,208	USD	208,168	2/2/2023	HUS	-	(960)	(960)
BRL	207,208	USD	208,760	2/2/2023	HUS	-	(1,552)	(1,552)
BRL	207,208	USD	207,551	2/2/2023	HUS	-	(343)	(343)
BRL	207,208	USD	206,705	2/2/2023	HUS	503	-	503
BRL	207,208	USD	206,746	2/2/2023	HUS	462	-	462
BRL	207,208	USD	209,014	2/2/2023	HUS	-	(1,806)	(1,806)
BRL	207,208	USD	209,113	2/2/2023	HUS	-	(1,905)	(1,905)
BRL	207,208	USD	207,186	2/2/2023	HUS	22	-	22
BRL	207,208	USD	208,658	2/2/2023	HUS	-	(1,450)	(1,450)
BRL	207,208	USD	208,411	2/2/2023	HUS	-	(1,203)	(1,203)
BRL	207,208	USD	208,347	2/2/2023	HUS	-	(1,139)	(1,139)
BRL	207,208	USD	208,476	2/2/2023	HUS	-	(1,268)	(1,268)
BRL	207,208	USD	208,752	2/2/2023	HUS	-	(1,544)	(1,544)
BRL	207,208	USD	209,268	2/2/2023	HUS	-	(2,060)	(2,060)
BRL	207,208	USD	208,704	2/2/2023	HUS	-	(1,496)	(1,496)
BRL	207,208	USD	208,763	2/2/2023	HUS	-	(1,555)	(1,555)
BRL	207,208	USD	208,882	2/2/2023	HUS	-	(1,674)	(1,674)
BRL	207,208	USD	209,151	2/2/2023	HUS	-	(1,943)	(1,943)
BRL	207,208	USD	209,240	2/2/2023	HUS	-	(2,032)	(2,032)
BRL	207,208	USD	209,376	2/2/2023	HUS	-	(2,168)	(2,168)
BRL	207,208	USD	208,267	2/2/2023	HUS	-	(1,059)	(1,059)
BRL	207,208	USD	206,860	2/2/2023	HUS	348	-	348
BRL	207,208	USD	207,205	2/2/2023	HUS	3	-	3
BRL	207,208	USD	212,480	2/2/2023	HUS	-	(5,272)	(5,272)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	207,208	USD	212,575	2/2/2023	HUS	$-	$(5,367)	$(5,367)
BRL	207,208	USD	209,675	2/2/2023	HUS	-	(2,467)	(2,467)
BRL	207,208	USD	208,327	2/2/2023	HUS	-	(1,119)	(1,119)
BRL	207,208	USD	208,354	2/2/2023	HUS	-	(1,146)	(1,146)
BRL	207,208	USD	208,140	2/2/2023	HUS	-	(932)	(932)
BRL	207,208	USD	208,555	2/2/2023	HUS	-	(1,347)	(1,347)
BRL	207,208	USD	209,049	2/2/2023	HUS	-	(1,841)	(1,841)
BRL	207,208	USD	208,883	2/2/2023	HUS	-	(1,675)	(1,675)
BRL	207,208	USD	208,454	2/2/2023	HUS	-	(1,246)	(1,246)
BRL	207,208	USD	208,087	2/2/2023	HUS	-	(879)	(879)
BRL	207,208	USD	207,687	2/2/2023	HUS	-	(479)	(479)
BRL	207,208	USD	207,448	2/2/2023	HUS	-	(240)	(240)
BRL	207,208	USD	206,723	2/2/2023	HUS	485	-	485
BRL	226,045	USD	227,695	2/2/2023	HUS	-	(1,650)	(1,650)
BRL	226,045	USD	226,063	2/2/2023	HUS	-	(18)	(18)
BRL	226,045	USD	225,828	2/2/2023	HUS	217	-	217
BRL	226,045	USD	226,544	2/2/2023	HUS	-	(499)	(499)
BRL	226,045	USD	225,967	2/2/2023	HUS	78	-	78
BRL	226,045	USD	226,121	2/2/2023	HUS	-	(76)	(76)
BRL	226,045	USD	226,016	2/2/2023	HUS	29	-	29
BRL	226,045	USD	227,533	2/2/2023	HUS	-	(1,488)	(1,488)
BRL	226,045	USD	227,344	2/2/2023	HUS	-	(1,299)	(1,299)
BRL	226,045	USD	227,383	2/2/2023	HUS	-	(1,338)	(1,338)
BRL	226,045	USD	228,184	2/2/2023	HUS	-	(2,139)	(2,139)
BRL	226,045	USD	227,635	2/2/2023	HUS	-	(1,590)	(1,590)
BRL	226,045	USD	226,457	2/2/2023	HUS	-	(412)	(412)
BRL	226,045	USD	225,769	2/2/2023	HUS	276	-	276
BRL	226,045	USD	225,521	2/2/2023	HUS	524	-	524
BRL	226,045	USD	225,518	2/2/2023	HUS	527	-	527
BRL	226,045	USD	226,050	2/2/2023	HUS	-	(5)	(5)
BRL	226,045	USD	227,578	2/2/2023	HUS	-	(1,533)	(1,533)
BRL	226,045	USD	227,826	2/2/2023	HUS	-	(1,781)	(1,781)
BRL	226,045	USD	228,353	2/2/2023	HUS	-	(2,308)	(2,308)
BRL	226,045	USD	227,960	2/2/2023	HUS	-	(1,915)	(1,915)
BRL	226,045	USD	231,853	2/2/2023	HUS	-	(5,808)	(5,808)
BRL	226,045	USD	232,148	2/2/2023	HUS	-	(6,103)	(6,103)
BRL	226,045	USD	232,244	2/2/2023	HUS	-	(6,199)	(6,199)
BRL	226,045	USD	227,570	2/2/2023	HUS	-	(1,525)	(1,525)
BRL	226,045	USD	227,385	2/2/2023	HUS	-	(1,340)	(1,340)
BRL	226,045	USD	227,873	2/2/2023	HUS	-	(1,828)	(1,828)
BRL	226,045	USD	228,124	2/2/2023	HUS	-	(2,079)	(2,079)
BRL	226,045	USD	227,769	2/2/2023	HUS	-	(1,724)	(1,724)
BRL	226,045	USD	227,947	2/2/2023	HUS	-	(1,902)	(1,902)
BRL	226,045	USD	228,021	2/2/2023	HUS	-	(1,976)	(1,976)
BRL	226,045	USD	227,938	2/2/2023	HUS	-	(1,893)	(1,893)
BRL	226,045	USD	228,447	2/2/2023	HUS	-	(2,402)	(2,402)
BRL	226,045	USD	228,413	2/2/2023	HUS	-	(2,368)	(2,368)
BRL	244,882	USD	247,373	2/2/2023	HUS	-	(2,491)	(2,491)
BRL	244,882	USD	246,433	2/2/2023	HUS	-	(1,551)	(1,551)
BRL	244,882	USD	246,885	2/2/2023	HUS	-	(2,003)	(2,003)
BRL	244,882	USD	246,427	2/2/2023	HUS	-	(1,545)	(1,545)
BRL	244,882	USD	246,632	2/2/2023	HUS	-	(1,750)	(1,750)
BRL	244,882	USD	244,825	2/2/2023	HUS	57	-	57
BRL	244,882	USD	245,022	2/2/2023	HUS	-	(140)	(140)
BRL	244,882	USD	244,914	2/2/2023	HUS	-	(32)	(32)
BRL	244,882	USD	244,258	2/2/2023	HUS	624	-	624
BRL	244,882	USD	244,672	2/2/2023	HUS	210	-	210
BRL	244,882	USD	244,782	2/2/2023	HUS	100	-	100
BRL	244,882	USD	244,368	2/2/2023	HUS	514	-	514

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	244,882	USD	244,654	2/2/2023	HUS	$228	$-	$228
BRL	244,882	USD	244,694	2/2/2023	HUS	188	-	188
BRL	244,882	USD	246,628	2/2/2023	HUS	-	(1,746)	(1,746)
BRL	244,882	USD	246,614	2/2/2023	HUS	-	(1,732)	(1,732)
BRL	244,882	USD	245,224	2/2/2023	HUS	-	(342)	(342)
BRL	244,882	USD	245,917	2/2/2023	HUS	-	(1,035)	(1,035)
BRL	244,882	USD	245,675	2/2/2023	HUS	-	(793)	(793)
BRL	244,882	USD	244,615	2/2/2023	HUS	267	-	267
BRL	244,882	USD	244,241	2/2/2023	HUS	641	-	641
BRL	244,882	USD	244,424	2/2/2023	HUS	458	-	458
BRL	244,882	USD	246,384	2/2/2023	HUS	-	(1,502)	(1,502)
BRL	244,882	USD	246,957	2/2/2023	HUS	-	(2,075)	(2,075)
BRL	244,882	USD	251,049	2/2/2023	HUS	-	(6,167)	(6,167)
BRL	244,882	USD	244,544	2/2/2023	HUS	338	-	338
BRL	244,882	USD	251,102	2/2/2023	HUS	-	(6,220)	(6,220)
BRL	244,882	USD	251,485	2/2/2023	HUS	-	(6,603)	(6,603)
BRL	244,882	USD	251,190	2/2/2023	HUS	-	(6,308)	(6,308)
BRL	244,882	USD	246,240	2/2/2023	HUS	-	(1,358)	(1,358)
BRL	244,882	USD	247,421	2/2/2023	HUS	-	(2,539)	(2,539)
BRL	244,882	USD	247,207	2/2/2023	HUS	-	(2,325)	(2,325)
BRL	244,882	USD	248,281	2/2/2023	HUS	-	(3,399)	(3,399)
BRL	244,882	USD	246,348	2/2/2023	HUS	-	(1,466)	(1,466)
BRL	244,882	USD	245,737	2/2/2023	HUS	-	(855)	(855)
BRL	244,882	USD	245,159	2/2/2023	HUS	-	(277)	(277)
BRL	244,882	USD	245,963	2/2/2023	HUS	-	(1,081)	(1,081)
BRL	263,719	USD	266,009	2/2/2023	HUS	-	(2,290)	(2,290)
BRL	263,719	USD	266,096	2/2/2023	HUS	-	(2,377)	(2,377)
BRL	263,719	USD	265,801	2/2/2023	HUS	-	(2,082)	(2,082)
BRL	263,719	USD	264,439	2/2/2023	HUS	-	(720)	(720)
BRL	263,719	USD	263,930	2/2/2023	HUS	-	(211)	(211)
BRL	263,719	USD	263,368	2/2/2023	HUS	351	-	351
BRL	263,719	USD	263,667	2/2/2023	HUS	52	-	52
BRL	263,719	USD	263,951	2/2/2023	HUS	-	(232)	(232)
BRL	263,719	USD	263,286	2/2/2023	HUS	433	-	433
BRL	263,719	USD	263,603	2/2/2023	HUS	116	-	116
BRL	263,719	USD	263,257	2/2/2023	HUS	462	-	462
BRL	263,719	USD	263,460	2/2/2023	HUS	259	-	259
BRL	263,719	USD	263,553	2/2/2023	HUS	166	-	166
BRL	263,719	USD	265,336	2/2/2023	HUS	-	(1,617)	(1,617)
BRL	263,719	USD	266,534	2/2/2023	HUS	-	(2,815)	(2,815)
BRL	263,719	USD	267,227	2/2/2023	HUS	-	(3,508)	(3,508)
BRL	263,719	USD	265,555	2/2/2023	HUS	-	(1,836)	(1,836)
BRL	263,719	USD	265,631	2/2/2023	HUS	-	(1,912)	(1,912)
BRL	263,719	USD	263,037	2/2/2023	HUS	682	-	682
BRL	263,719	USD	263,078	2/2/2023	HUS	641	-	641
BRL	263,719	USD	263,423	2/2/2023	HUS	296	-	296
BRL	263,719	USD	263,773	2/2/2023	HUS	-	(54)	(54)
BRL	263,719	USD	265,483	2/2/2023	HUS	-	(1,764)	(1,764)
BRL	263,719	USD	265,308	2/2/2023	HUS	-	(1,589)	(1,589)
BRL	263,719	USD	263,854	2/2/2023	HUS	-	(135)	(135)
BRL	263,719	USD	263,378	2/2/2023	HUS	341	-	341
BRL	263,719	USD	271,164	2/2/2023	HUS	-	(7,445)	(7,445)
BRL	263,719	USD	270,438	2/2/2023	HUS	-	(6,719)	(6,719)
BRL	263,719	USD	271,030	2/2/2023	HUS	-	(7,311)	(7,311)
BRL	263,719	USD	270,552	2/2/2023	HUS	-	(6,833)	(6,833)
BRL	263,719	USD	265,604	2/2/2023	HUS	-	(1,885)	(1,885)
BRL	263,719	USD	266,602	2/2/2023	HUS	-	(2,883)	(2,883)
BRL	263,719	USD	266,468	2/2/2023	HUS	-	(2,749)	(2,749)
BRL	263,719	USD	266,613	2/2/2023	HUS	-	(2,894)	(2,894)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	282,556	USD	283,104	2/2/2023	HUS	$-	$(548)	$(548)
BRL	282,556	USD	282,778	2/2/2023	HUS	-	(222)	(222)
BRL	282,556	USD	282,363	2/2/2023	HUS	193	-	193
BRL	282,556	USD	281,815	2/2/2023	HUS	741	-	741
BRL	282,556	USD	282,289	2/2/2023	HUS	267	-	267
BRL	282,556	USD	282,297	2/2/2023	HUS	259	-	259
BRL	282,556	USD	283,118	2/2/2023	HUS	-	(562)	(562)
BRL	282,556	USD	282,058	2/2/2023	HUS	498	-	498
BRL	282,556	USD	289,653	2/2/2023	HUS	-	(7,097)	(7,097)
BRL	282,556	USD	289,721	2/2/2023	HUS	-	(7,165)	(7,165)
BRL	282,556	USD	285,861	2/2/2023	HUS	-	(3,305)	(3,305)
BRL	282,556	USD	284,384	2/2/2023	HUS	-	(1,828)	(1,828)
BRL	301,394	USD	303,692	2/2/2023	HUS	-	(2,298)	(2,298)
BRL	301,394	USD	303,545	2/2/2023	HUS	-	(2,151)	(2,151)
BRL	301,394	USD	303,537	2/2/2023	HUS	-	(2,143)	(2,143)
BRL	301,394	USD	301,835	2/2/2023	HUS	-	(441)	(441)
BRL	301,394	USD	301,462	2/2/2023	HUS	-	(68)	(68)
BRL	301,394	USD	309,527	2/2/2023	HUS	-	(8,133)	(8,133)
BRL	301,394	USD	309,077	2/2/2023	HUS	-	(7,683)	(7,683)
BRL	301,394	USD	309,173	2/2/2023	HUS	-	(7,779)	(7,779)
BRL	301,394	USD	305,014	2/2/2023	HUS	-	(3,620)	(3,620)
BRL	301,394	USD	303,546	2/2/2023	HUS	-	(2,152)	(2,152)
BRL	301,394	USD	301,596	2/2/2023	HUS	-	(202)	(202)
BRL	320,231	USD	322,661	2/2/2023	HUS	-	(2,430)	(2,430)
BRL	320,231	USD	320,580	2/2/2023	HUS	-	(349)	(349)
BRL	320,231	USD	320,906	2/2/2023	HUS	-	(675)	(675)
BRL	320,231	USD	320,945	2/2/2023	HUS	-	(714)	(714)
BRL	320,231	USD	322,402	2/2/2023	HUS	-	(2,171)	(2,171)
BRL	320,231	USD	322,329	2/2/2023	HUS	-	(2,098)	(2,098)
BRL	339,068	USD	339,924	2/2/2023	HUS	-	(856)	(856)
BRL	339,068	USD	342,062	2/2/2023	HUS	-	(2,994)	(2,994)
BRL	339,068	USD	340,845	2/2/2023	HUS	-	(1,777)	(1,777)
BRL	339,068	USD	339,796	2/2/2023	HUS	-	(728)	(728)
BRL	339,068	USD	339,841	2/2/2023	HUS	-	(773)	(773)
BRL	339,068	USD	340,387	2/2/2023	HUS	-	(1,319)	(1,319)
BRL	339,068	USD	336,749	2/2/2023	HUS	2,319	-	2,319
BRL	357,905	USD	361,261	2/2/2023	HUS	-	(3,356)	(3,356)
BRL	376,742	USD	375,843	2/2/2023	HUS	899	-	899
BRL	395,579	USD	396,603	2/2/2023	HUS	-	(1,024)	(1,024)
BRL	395,579	USD	392,116	2/2/2023	HUS	3,463	-	3,463
BRL	414,416	USD	415,792	2/2/2023	HUS	-	(1,376)	(1,376)
BRL	414,416	USD	418,120	2/2/2023	HUS	-	(3,704)	(3,704)
BRL	414,416	USD	410,966	2/2/2023	HUS	3,450	-	3,450
BRL	433,253	USD	434,089	2/2/2023	HUS	-	(836)	(836)
BRL	433,253	USD	434,620	2/2/2023	HUS	-	(1,367)	(1,367)
BRL	452,090	USD	453,004	2/2/2023	HUS	-	(914)	(914)
BRL	470,927	USD	471,955	2/2/2023	HUS	-	(1,028)	(1,028)
PHP	672,344	USD	678,095	2/2/2023	HUS	-	(5,751)	(5,751)
BRL	882,260	USD	906,851	2/2/2023	HUS	-	(24,591)	(24,591)
BRL	923,018	USD	938,584	2/2/2023	HUS	-	(15,566)	(15,566)
BRL	1,077,756	USD	1,109,142	2/2/2023	HUS	-	(31,386)	(31,386)
BRL	1,224,411	USD	1,236,933	2/2/2023	HUS	-	(12,522)	(12,522)
BRL	1,318,597	USD	1,339,782	2/2/2023	HUS	-	(21,185)	(21,185)
BRL	1,549,335	USD	1,592,479	2/2/2023	HUS	-	(43,144)	(43,144)
BRL	1,567,644	USD	1,611,784	2/2/2023	HUS	-	(44,140)	(44,140)
BRL	1,626,431	USD	1,672,395	2/2/2023	HUS	-	(45,964)	(45,964)
BRL	1,635,060	USD	1,684,145	2/2/2023	HUS	-	(49,085)	(49,085)
BRL	1,665,622	USD	1,712,780	2/2/2023	HUS	-	(47,158)	(47,158)
BRL	1,807,557	USD	1,858,460	2/2/2023	HUS	-	(50,903)	(50,903)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	1,807,557	USD	1,858,913	2/2/2023	HUS	$-	$(51,356)	$(51,356)
BRL	1,996,733	USD	2,020,052	2/2/2023	HUS	-	(23,319)	(23,319)
BRL	2,448,823	USD	2,474,579	2/2/2023	HUS	-	(25,756)	(25,756)
USD	1,641,839	BRL	1,619,991	2/2/2023	HUS	21,848	-	21,848
USD	1,412,581	BRL	1,393,945	2/2/2023	HUS	18,636	-	18,636
USD	1,360,942	BRL	1,356,271	2/2/2023	HUS	4,671	-	4,671
USD	1,208,564	BRL	1,205,574	2/2/2023	HUS	2,990	-	2,990
USD	1,189,977	BRL	1,186,737	2/2/2023	HUS	3,240	-	3,240
USD	1,089,131	BRL	1,073,715	2/2/2023	HUS	15,416	-	15,416
USD	1,057,215	BRL	1,054,878	2/2/2023	HUS	2,337	-	2,337
USD	1,050,293	BRL	1,036,040	2/2/2023	HUS	14,253	-	14,253
USD	981,081	BRL	979,529	2/2/2023	HUS	1,552	-	1,552
USD	905,599	BRL	904,181	2/2/2023	HUS	1,418	-	1,418
USD	848,947	BRL	847,669	2/2/2023	HUS	1,278	-	1,278
USD	752,945	BRL	753,484	2/2/2023	HUS	-	(539)	(539)
USD	707,072	BRL	696,973	2/2/2023	HUS	10,099	-	10,099
USD	677,710	BRL	678,136	2/2/2023	HUS	-	(426)	(426)
USD	630,044	BRL	621,624	2/2/2023	HUS	8,420	-	8,420
USD	629,304	BRL	621,624	2/2/2023	HUS	7,680	-	7,680
USD	545,823	BRL	546,276	2/2/2023	HUS	-	(453)	(453)
USD	477,160	BRL	470,927	2/2/2023	HUS	6,233	-	6,233
USD	282,212	BRL	282,556	2/2/2023	HUS	-	(344)	(344)
USD	127,782	BRL	131,860	2/2/2023	HUS	-	(4,078)	(4,078)
USD	127,833	BRL	131,860	2/2/2023	HUS	-	(4,027)	(4,027)
USD	127,685	BRL	131,860	2/2/2023	HUS	-	(4,175)	(4,175)
USD	127,852	BRL	131,860	2/2/2023	HUS	-	(4,008)	(4,008)
USD	109,610	BRL	113,023	2/2/2023	HUS	-	(3,413)	(3,413)
USD	109,450	BRL	113,023	2/2/2023	HUS	-	(3,573)	(3,573)
USD	109,511	BRL	113,023	2/2/2023	HUS	-	(3,512)	(3,512)
USD	109,546	BRL	113,023	2/2/2023	HUS	-	(3,477)	(3,477)
USD	109,576	BRL	113,023	2/2/2023	HUS	-	(3,447)	(3,447)
USD	114,412	BRL	113,023	2/2/2023	HUS	1,389	-	1,389
USD	109,488	BRL	113,023	2/2/2023	HUS	-	(3,535)	(3,535)
USD	109,486	BRL	113,023	2/2/2023	HUS	-	(3,537)	(3,537)
USD	109,556	BRL	113,023	2/2/2023	HUS	-	(3,467)	(3,467)
USD	109,661	BRL	113,023	2/2/2023	HUS	-	(3,362)	(3,362)
USD	109,650	BRL	113,023	2/2/2023	HUS	-	(3,373)	(3,373)
USD	109,562	BRL	113,023	2/2/2023	HUS	-	(3,461)	(3,461)
USD	109,489	BRL	113,023	2/2/2023	HUS	-	(3,534)	(3,534)
USD	109,562	BRL	113,023	2/2/2023	HUS	-	(3,461)	(3,461)
USD	109,592	BRL	113,023	2/2/2023	HUS	-	(3,431)	(3,431)
USD	109,554	BRL	113,023	2/2/2023	HUS	-	(3,469)	(3,469)
USD	109,617	BRL	113,023	2/2/2023	HUS	-	(3,406)	(3,406)
USD	91,396	BRL	94,185	2/2/2023	HUS	-	(2,789)	(2,789)
USD	91,318	BRL	94,185	2/2/2023	HUS	-	(2,867)	(2,867)
USD	91,376	BRL	94,185	2/2/2023	HUS	-	(2,809)	(2,809)
USD	91,306	BRL	94,185	2/2/2023	HUS	-	(2,879)	(2,879)
USD	91,371	BRL	94,185	2/2/2023	HUS	-	(2,814)	(2,814)
USD	91,313	BRL	94,185	2/2/2023	HUS	-	(2,872)	(2,872)
USD	91,335	BRL	94,185	2/2/2023	HUS	-	(2,850)	(2,850)
USD	91,325	BRL	94,185	2/2/2023	HUS	-	(2,860)	(2,860)
USD	91,320	BRL	94,185	2/2/2023	HUS	-	(2,865)	(2,865)
USD	91,362	BRL	94,185	2/2/2023	HUS	-	(2,823)	(2,823)
USD	91,290	BRL	94,185	2/2/2023	HUS	-	(2,895)	(2,895)
USD	91,264	BRL	94,185	2/2/2023	HUS	-	(2,921)	(2,921)
USD	73,168	BRL	75,348	2/2/2023	HUS	-	(2,180)	(2,180)
USD	73,066	BRL	75,348	2/2/2023	HUS	-	(2,282)	(2,282)
USD	73,191	BRL	75,348	2/2/2023	HUS	-	(2,157)	(2,157)
USD	73,251	BRL	75,348	2/2/2023	HUS	-	(2,097)	(2,097)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	73,638	BRL	75,348	2/2/2023	HUS	$-	$(1,710)	$(1,710)
USD	73,670	BRL	75,348	2/2/2023	HUS	-	(1,678)	(1,678)
USD	73,059	BRL	75,348	2/2/2023	HUS	-	(2,289)	(2,289)
USD	72,997	BRL	75,348	2/2/2023	HUS	-	(2,351)	(2,351)
USD	73,054	BRL	75,348	2/2/2023	HUS	-	(2,294)	(2,294)
USD	73,020	BRL	75,348	2/2/2023	HUS	-	(2,328)	(2,328)
USD	73,080	BRL	75,348	2/2/2023	HUS	-	(2,268)	(2,268)
USD	73,087	BRL	75,348	2/2/2023	HUS	-	(2,261)	(2,261)
USD	73,162	BRL	75,348	2/2/2023	HUS	-	(2,186)	(2,186)
USD	73,209	BRL	75,348	2/2/2023	HUS	-	(2,139)	(2,139)
USD	73,059	BRL	75,348	2/2/2023	HUS	-	(2,289)	(2,289)
USD	72,976	BRL	75,348	2/2/2023	HUS	-	(2,372)	(2,372)
USD	73,079	BRL	75,348	2/2/2023	HUS	-	(2,269)	(2,269)
USD	72,988	BRL	75,348	2/2/2023	HUS	-	(2,360)	(2,360)
USD	73,081	BRL	75,348	2/2/2023	HUS	-	(2,267)	(2,267)
USD	73,053	BRL	75,348	2/2/2023	HUS	-	(2,295)	(2,295)
USD	73,675	BRL	75,348	2/2/2023	HUS	-	(1,673)	(1,673)
USD	73,704	BRL	75,348	2/2/2023	HUS	-	(1,644)	(1,644)
USD	54,818	BRL	56,511	2/2/2023	HUS	-	(1,693)	(1,693)
USD	54,809	BRL	56,511	2/2/2023	HUS	-	(1,702)	(1,702)
USD	54,777	BRL	56,511	2/2/2023	HUS	-	(1,734)	(1,734)
USD	54,834	BRL	56,511	2/2/2023	HUS	-	(1,677)	(1,677)
USD	54,777	BRL	56,511	2/2/2023	HUS	-	(1,734)	(1,734)
USD	54,762	BRL	56,511	2/2/2023	HUS	-	(1,749)	(1,749)
USD	55,216	BRL	56,511	2/2/2023	HUS	-	(1,295)	(1,295)
USD	55,261	BRL	56,511	2/2/2023	HUS	-	(1,250)	(1,250)
USD	55,295	BRL	56,511	2/2/2023	HUS	-	(1,216)	(1,216)
USD	55,271	BRL	56,511	2/2/2023	HUS	-	(1,240)	(1,240)
USD	54,893	BRL	56,511	2/2/2023	HUS	-	(1,618)	(1,618)
USD	54,824	BRL	56,511	2/2/2023	HUS	-	(1,687)	(1,687)
USD	54,761	BRL	56,511	2/2/2023	HUS	-	(1,750)	(1,750)
USD	54,759	BRL	56,511	2/2/2023	HUS	-	(1,752)	(1,752)
USD	54,757	BRL	56,511	2/2/2023	HUS	-	(1,754)	(1,754)
USD	54,819	BRL	56,511	2/2/2023	HUS	-	(1,692)	(1,692)
USD	54,801	BRL	56,511	2/2/2023	HUS	-	(1,710)	(1,710)
USD	54,804	BRL	56,511	2/2/2023	HUS	-	(1,707)	(1,707)
USD	54,812	BRL	56,511	2/2/2023	HUS	-	(1,699)	(1,699)
USD	54,938	BRL	56,511	2/2/2023	HUS	-	(1,573)	(1,573)
USD	54,830	BRL	56,511	2/2/2023	HUS	-	(1,681)	(1,681)
USD	54,892	BRL	56,511	2/2/2023	HUS	-	(1,619)	(1,619)
USD	54,891	BRL	56,511	2/2/2023	HUS	-	(1,620)	(1,620)
USD	54,796	BRL	56,511	2/2/2023	HUS	-	(1,715)	(1,715)
USD	54,814	BRL	56,511	2/2/2023	HUS	-	(1,697)	(1,697)
USD	54,883	BRL	56,511	2/2/2023	HUS	-	(1,628)	(1,628)
USD	54,882	BRL	56,511	2/2/2023	HUS	-	(1,629)	(1,629)
USD	55,000	BRL	56,511	2/2/2023	HUS	-	(1,511)	(1,511)
USD	54,944	BRL	56,511	2/2/2023	HUS	-	(1,567)	(1,567)
USD	55,239	BRL	56,511	2/2/2023	HUS	-	(1,272)	(1,272)
USD	55,318	BRL	56,511	2/2/2023	HUS	-	(1,193)	(1,193)
USD	36,623	BRL	37,674	2/2/2023	HUS	-	(1,051)	(1,051)
USD	36,714	BRL	37,674	2/2/2023	HUS	-	(960)	(960)
USD	36,752	BRL	37,674	2/2/2023	HUS	-	(922)	(922)
USD	36,681	BRL	37,674	2/2/2023	HUS	-	(993)	(993)
USD	36,672	BRL	37,674	2/2/2023	HUS	-	(1,002)	(1,002)
USD	36,661	BRL	37,674	2/2/2023	HUS	-	(1,013)	(1,013)
USD	36,524	BRL	37,674	2/2/2023	HUS	-	(1,150)	(1,150)
USD	36,614	BRL	37,674	2/2/2023	HUS	-	(1,060)	(1,060)
USD	36,618	BRL	37,674	2/2/2023	HUS	-	(1,056)	(1,056)
USD	36,841	BRL	37,674	2/2/2023	HUS	-	(833)	(833)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	36,861	BRL	37,674	2/2/2023	HUS	$-	$(813)	$(813)
USD	36,896	BRL	37,674	2/2/2023	HUS	-	(778)	(778)
USD	36,886	BRL	37,674	2/2/2023	HUS	-	(788)	(788)
USD	36,856	BRL	37,674	2/2/2023	HUS	-	(818)	(818)
USD	36,844	BRL	37,674	2/2/2023	HUS	-	(830)	(830)
USD	36,861	BRL	37,674	2/2/2023	HUS	-	(813)	(813)
USD	37,640	BRL	37,674	2/2/2023	HUS	-	(34)	(34)
USD	37,602	BRL	37,674	2/2/2023	HUS	-	(72)	(72)
USD	37,546	BRL	37,674	2/2/2023	HUS	-	(128)	(128)
USD	36,620	BRL	37,674	2/2/2023	HUS	-	(1,054)	(1,054)
USD	36,637	BRL	37,674	2/2/2023	HUS	-	(1,037)	(1,037)
USD	36,606	BRL	37,674	2/2/2023	HUS	-	(1,068)	(1,068)
USD	36,570	BRL	37,674	2/2/2023	HUS	-	(1,104)	(1,104)
USD	36,555	BRL	37,674	2/2/2023	HUS	-	(1,119)	(1,119)
USD	36,644	BRL	37,674	2/2/2023	HUS	-	(1,030)	(1,030)
USD	36,678	BRL	37,674	2/2/2023	HUS	-	(996)	(996)
USD	36,620	BRL	37,674	2/2/2023	HUS	-	(1,054)	(1,054)
USD	36,541	BRL	37,674	2/2/2023	HUS	-	(1,133)	(1,133)
USD	36,505	BRL	37,674	2/2/2023	HUS	-	(1,169)	(1,169)
USD	36,619	BRL	37,674	2/2/2023	HUS	-	(1,055)	(1,055)
USD	36,644	BRL	37,674	2/2/2023	HUS	-	(1,030)	(1,030)
USD	36,579	BRL	37,674	2/2/2023	HUS	-	(1,095)	(1,095)
USD	36,555	BRL	37,674	2/2/2023	HUS	-	(1,119)	(1,119)
USD	36,555	BRL	37,674	2/2/2023	HUS	-	(1,119)	(1,119)
USD	36,490	BRL	37,674	2/2/2023	HUS	-	(1,184)	(1,184)
USD	36,506	BRL	37,674	2/2/2023	HUS	-	(1,168)	(1,168)
USD	36,821	BRL	37,674	2/2/2023	HUS	-	(853)	(853)
USD	36,840	BRL	37,674	2/2/2023	HUS	-	(834)	(834)
USD	36,857	BRL	37,674	2/2/2023	HUS	-	(817)	(817)
USD	36,873	BRL	37,674	2/2/2023	HUS	-	(801)	(801)
USD	18,334	BRL	18,837	2/2/2023	HUS	-	(503)	(503)
USD	18,321	BRL	18,837	2/2/2023	HUS	-	(516)	(516)
USD	18,303	BRL	18,837	2/2/2023	HUS	-	(534)	(534)
USD	18,426	BRL	18,837	2/2/2023	HUS	-	(411)	(411)
USD	18,779	BRL	18,837	2/2/2023	HUS	-	(58)	(58)
USD	18,777	BRL	18,837	2/2/2023	HUS	-	(60)	(60)
USD	18,321	BRL	18,837	2/2/2023	HUS	-	(516)	(516)
USD	18,306	BRL	18,837	2/2/2023	HUS	-	(531)	(531)
USD	18,293	BRL	18,837	2/2/2023	HUS	-	(544)	(544)
USD	18,311	BRL	18,837	2/2/2023	HUS	-	(526)	(526)
USD	18,309	BRL	18,837	2/2/2023	HUS	-	(528)	(528)
USD	18,314	BRL	18,837	2/2/2023	HUS	-	(523)	(523)
USD	18,321	BRL	18,837	2/2/2023	HUS	-	(516)	(516)
USD	18,249	BRL	18,837	2/2/2023	HUS	-	(588)	(588)
USD	18,435	BRL	18,837	2/2/2023	HUS	-	(402)	(402)
KRW	79,130	USD	78,817	2/3/2023	HUS	313	-	313
KRW	79,130	USD	78,903	2/3/2023	HUS	227	-	227
KRW	79,130	USD	78,992	2/3/2023	HUS	138	-	138
KRW	79,130	USD	79,021	2/3/2023	HUS	109	-	109
KRW	237,391	USD	237,008	2/3/2023	HUS	383	-	383
USD	13,118,744	KRW	13,135,649	2/3/2023	HUS	-	(16,905)	(16,905)
CNY	2,091,024	USD	2,084,903	2/6/2023	HUS	6,121	-	6,121
USD	33,172,627	CNY	33,240,078	2/6/2023	HUS	-	(67,451)	(67,451)
USD	863,383	CNY	865,251	2/6/2023	HUS	-	(1,868)	(1,868)
USD	503,216	CNY	504,730	2/6/2023	HUS	-	(1,514)	(1,514)
USD	287,988	CNY	288,417	2/6/2023	HUS	-	(429)	(429)
PHP	21,722,995	USD	21,666,294	2/23/2023	HUS	56,701	-	56,701
PEN	65,693	USD	64,451	1/26/2023	RBS	1,242	-	1,242
PEN	65,693	USD	64,545	1/26/2023	RBS	1,148	-	1,148

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
PEN	65,693	USD	63,386	1/26/2023	RBS	$2,307	$-	$2,307
PEN	65,693	USD	64,915	1/26/2023	RBS	778	-	778
PEN	65,693	USD	64,888	1/26/2023	RBS	805	-	805
PEN	131,386	USD	125,386	1/26/2023	RBS	6,000	-	6,000
PEN	131,386	USD	125,412	1/26/2023	RBS	5,974	-	5,974
PEN	131,386	USD	124,988	1/26/2023	RBS	6,398	-	6,398
PEN	131,386	USD	128,763	1/26/2023	RBS	2,623	-	2,623
PEN	131,386	USD	128,599	1/26/2023	RBS	2,787	-	2,787
PEN	131,386	USD	128,597	1/26/2023	RBS	2,789	-	2,789
PEN	131,386	USD	128,906	1/26/2023	RBS	2,480	-	2,480
PEN	131,386	USD	129,086	1/26/2023	RBS	2,300	-	2,300
PEN	131,386	USD	128,946	1/26/2023	RBS	2,440	-	2,440
PEN	131,386	USD	129,076	1/26/2023	RBS	2,310	-	2,310
PEN	131,386	USD	129,679	1/26/2023	RBS	1,707	-	1,707
PEN	131,386	USD	129,352	1/26/2023	RBS	2,034	-	2,034
PEN	131,386	USD	126,904	1/26/2023	RBS	4,482	-	4,482
PEN	131,386	USD	128,880	1/26/2023	RBS	2,506	-	2,506
PEN	131,386	USD	129,908	1/26/2023	RBS	1,478	-	1,478
PEN	131,386	USD	129,832	1/26/2023	RBS	1,554	-	1,554
PEN	131,386	USD	129,178	1/26/2023	RBS	2,208	-	2,208
PEN	131,386	USD	129,293	1/26/2023	RBS	2,093	-	2,093
PEN	197,079	USD	188,159	1/26/2023	RBS	8,920	-	8,920
PEN	197,079	USD	187,493	1/26/2023	RBS	9,586	-	9,586
PEN	197,079	USD	193,268	1/26/2023	RBS	3,811	-	3,811
PEN	197,079	USD	193,297	1/26/2023	RBS	3,782	-	3,782
PEN	197,079	USD	193,494	1/26/2023	RBS	3,585	-	3,585
PEN	197,079	USD	193,579	1/26/2023	RBS	3,500	-	3,500
PEN	197,079	USD	193,414	1/26/2023	RBS	3,665	-	3,665
PEN	197,079	USD	193,599	1/26/2023	RBS	3,480	-	3,480
PEN	197,079	USD	193,349	1/26/2023	RBS	3,730	-	3,730
PEN	197,079	USD	194,695	1/26/2023	RBS	2,384	-	2,384
PEN	197,079	USD	194,511	1/26/2023	RBS	2,568	-	2,568
PEN	197,079	USD	193,967	1/26/2023	RBS	3,112	-	3,112
PEN	197,079	USD	196,240	1/26/2023	RBS	839	-	839
PEN	197,079	USD	190,197	1/26/2023	RBS	6,882	-	6,882
PEN	197,079	USD	190,159	1/26/2023	RBS	6,920	-	6,920
PEN	197,079	USD	193,221	1/26/2023	RBS	3,858	-	3,858
PEN	197,079	USD	194,836	1/26/2023	RBS	2,243	-	2,243
PEN	197,079	USD	193,945	1/26/2023	RBS	3,134	-	3,134
PEN	197,079	USD	193,913	1/26/2023	RBS	3,166	-	3,166
PEN	262,771	USD	250,824	1/26/2023	RBS	11,947	-	11,947
PEN	262,771	USD	250,991	1/26/2023	RBS	11,780	-	11,780
PEN	262,771	USD	257,211	1/26/2023	RBS	5,560	-	5,560
PEN	262,771	USD	258,011	1/26/2023	RBS	4,760	-	4,760
PEN	262,771	USD	257,725	1/26/2023	RBS	5,046	-	5,046
PEN	262,771	USD	257,998	1/26/2023	RBS	4,773	-	4,773
PEN	262,771	USD	258,111	1/26/2023	RBS	4,660	-	4,660
PEN	262,771	USD	253,608	1/26/2023	RBS	9,163	-	9,163
PEN	262,771	USD	261,518	1/26/2023	RBS	1,253	-	1,253
PEN	262,771	USD	257,769	1/26/2023	RBS	5,002	-	5,002
PEN	262,771	USD	259,794	1/26/2023	RBS	2,977	-	2,977
PEN	328,464	USD	322,259	1/26/2023	RBS	6,205	-	6,205
PEN	328,464	USD	321,468	1/26/2023	RBS	6,996	-	6,996
PEN	328,464	USD	324,667	1/26/2023	RBS	3,797	-	3,797
PEN	328,464	USD	323,338	1/26/2023	RBS	5,126	-	5,126
PEN	328,464	USD	326,934	1/26/2023	RBS	1,530	-	1,530
PEN	328,464	USD	317,228	1/26/2023	RBS	11,236	-	11,236
PEN	328,464	USD	317,011	1/26/2023	RBS	11,453	-	11,453
PEN	328,464	USD	322,226	1/26/2023	RBS	6,238	-	6,238

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
PEN	328,464	USD	322,232	1/26/2023	RBS	$6,232	$-	$6,232
PEN	328,464	USD	322,212	1/26/2023	RBS	6,252	-	6,252
PEN	328,464	USD	322,310	1/26/2023	RBS	6,154	-	6,154
PEN	328,464	USD	324,547	1/26/2023	RBS	3,917	-	3,917
PEN	328,464	USD	324,519	1/26/2023	RBS	3,945	-	3,945
PEN	328,464	USD	322,913	1/26/2023	RBS	5,551	-	5,551
PEN	328,464	USD	322,966	1/26/2023	RBS	5,498	-	5,498
PEN	328,464	USD	323,206	1/26/2023	RBS	5,258	-	5,258
PEN	394,157	USD	376,195	1/26/2023	RBS	17,962	-	17,962
PEN	394,157	USD	375,101	1/26/2023	RBS	19,056	-	19,056
PEN	394,157	USD	386,061	1/26/2023	RBS	8,096	-	8,096
PEN	394,157	USD	385,775	1/26/2023	RBS	8,382	-	8,382
PEN	394,157	USD	387,946	1/26/2023	RBS	6,211	-	6,211
PEN	394,157	USD	387,948	1/26/2023	RBS	6,209	-	6,209
PEN	394,157	USD	380,368	1/26/2023	RBS	13,789	-	13,789
PEN	394,157	USD	380,435	1/26/2023	RBS	13,722	-	13,722
PEN	394,157	USD	380,755	1/26/2023	RBS	13,402	-	13,402
PEN	394,157	USD	386,661	1/26/2023	RBS	7,496	-	7,496
PEN	394,157	USD	386,669	1/26/2023	RBS	7,488	-	7,488
PEN	394,157	USD	387,117	1/26/2023	RBS	7,040	-	7,040
PEN	394,157	USD	387,864	1/26/2023	RBS	6,293	-	6,293
PEN	459,850	USD	439,202	1/26/2023	RBS	20,648	-	20,648
PEN	459,850	USD	451,056	1/26/2023	RBS	8,794	-	8,794
PEN	459,850	USD	452,680	1/26/2023	RBS	7,170	-	7,170
PEN	459,850	USD	452,508	1/26/2023	RBS	7,342	-	7,342
PEN	525,543	USD	500,214	1/26/2023	RBS	25,329	-	25,329
PEN	525,543	USD	517,090	1/26/2023	RBS	8,453	-	8,453
PEN	525,543	USD	522,986	1/26/2023	RBS	2,557	-	2,557
PEN	525,543	USD	523,150	1/26/2023	RBS	2,393	-	2,393
PEN	591,235	USD	564,533	1/26/2023	RBS	26,702	-	26,702
PEN	591,235	USD	562,806	1/26/2023	RBS	28,429	-	28,429
PEN	656,928	USD	625,156	1/26/2023	RBS	31,772	-	31,772
PEN	656,928	USD	653,697	1/26/2023	RBS	3,231	-	3,231
USD	1,801,596	PEN	1,905,092	1/26/2023	RBS	-	(103,496)	(103,496)
USD	1,623,701	PEN	1,708,014	1/26/2023	RBS	-	(84,313)	(84,313)
USD	684,744	PEN	722,621	1/26/2023	RBS	-	(37,877)	(37,877)
USD	684,824	PEN	722,621	1/26/2023	RBS	-	(37,797)	(37,797)
USD	687,216	PEN	722,621	1/26/2023	RBS	-	(35,405)	(35,405)
USD	498,305	PEN	525,543	1/26/2023	RBS	-	(27,238)	(27,238)
USD	497,042	PEN	525,543	1/26/2023	RBS	-	(28,501)	(28,501)
USD	438,520	PEN	459,850	1/26/2023	RBS	-	(21,330)	(21,330)
USD	371,259	PEN	394,157	1/26/2023	RBS	-	(22,898)	(22,898)
USD	371,471	PEN	394,157	1/26/2023	RBS	-	(22,686)	(22,686)
USD	311,286	PEN	328,464	1/26/2023	RBS	-	(17,178)	(17,178)
USD	309,452	PEN	328,464	1/26/2023	RBS	-	(19,012)	(19,012)
USD	247,565	PEN	262,771	1/26/2023	RBS	-	(15,206)	(15,206)
USD	185,649	PEN	197,078	1/26/2023	RBS	-	(11,429)	(11,429)
USD	185,729	PEN	197,078	1/26/2023	RBS	-	(11,349)	(11,349)
USD	185,773	PEN	197,078	1/26/2023	RBS	-	(11,305)	(11,305)
USD	123,763	PEN	131,386	1/26/2023	RBS	-	(7,623)	(7,623)
USD	123,758	PEN	131,386	1/26/2023	RBS	-	(7,628)	(7,628)
USD	123,774	PEN	131,386	1/26/2023	RBS	-	(7,612)	(7,612)
USD	61,879	PEN	65,693	1/26/2023	RBS	-	(3,814)	(3,814)
USD	61,902	PEN	65,693	1/26/2023	RBS	-	(3,791)	(3,791)
USD	61,887	PEN	65,693	1/26/2023	RBS	-	(3,806)	(3,806)
USD	61,879	PEN	65,693	1/26/2023	RBS	-	(3,814)	(3,814)
USD	61,895	PEN	65,693	1/26/2023	RBS	-	(3,798)	(3,798)

						$12,681,477	$(24,319,175)	$(11,637,698)

*	All values denominated in USD.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Glossary:

Counterparty Abbreviations:
CBK	Citibank, N.A.
HUS	HSBC Bank PLC
RBS	Royal Bank Of Scotland PLC

Currency Abbreviations:
BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
EUR	Euro
INR	Indian Rupee
KRW	South Korean Won
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
TWD	Taiwan Dollar
USD	United States Dollar

Index Abbreviations:
CAC 40	Euronet Paris - French Stock Market Index.
DAX	Deutsche Boerse AG German Stock Index.
Euronext	European New Exchange Technology
Euro Stoxx 50	Eurozone Blue-chip Index.
FTSE 100	Financial Times Stock Exchange 100 Index.
FTSE/MIB	Borsa Italiana-Italian Stock Market Index.
Hang Seng	Hong Kong Stock Market Index.
KOSPI	South Korean Stock Market Index.
MSCI	Morgan Stanley Capital International.
MSCI EAFE	Morgan Stanley Capital International - Europe, Australasia, and Far East.
NASDAQ	National Association of Securities Dealers Automated Quotations.
NIKKEI 225	Nikkei Stock Average.
OMXS30	Stockholm Stock Exchange’s leading share index.
SAFEX	South African Futures Exchange.
S&P/TSX	Canadian Equity Market Index.
TOPIX	Tokyo Stock Exchange Tokyo Price Index.

Exchange Abbreviations:
ASX	Australian Securities Exchange.
CBOT	Chicago Board of Trade.
CME	Chicago Mercantile Exchange.
EUREX	European derivatives exchange.
FinEx	Financial Instruments Exchange.
HKG	Hong Kong Exchange.
JSE	Johannesburg Stock Exchange.
KFE	Korea Exchange - KOFEX.
LME	London Metal Exchange.
ICE	Intercontinental Exchange.
NYMEX	New York Mercantile Exchange.
OML	OMLX: London Securities & Derivatives Exchange.
SAFEX	South African Futures Exchange.
SFE	Sydney Futures Exchange.
SGX	Singapore Stock Exchange.
TSE	Tokyo Stock Exchange.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2022

Other Abbreviations:
Bund	German Federal Government Bond.
Buxl	Long term debt that is issued by the Federal Republic of Germany.
COMEX	The Commodity Exchange Inc.
CBOT	Chicago Board of Trade.
CSC	CEI: Coffee, Sugar and Cocoa.
EURIBOR	Euro Interbank Offered Rate.
GILT	Bank of England Bonds.
KCBT	The Kansas City Board of Trade.
NYBOT	New York Board of Trade.
RBOB	Reformulated Gasoline Blendstock for Oxygen Blending.
Schatz	Short-dated equivalent of the Bobl and Bund futures.
SOFR	Secured Overnight Financing Rate.
SONIA	Sterling Overnight Index Average.
ULSD	Ultra-low-sulfur diesel.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2022, the investments were classified as described below:

AHL Managed Futures Strategy Fund	Level 1	Level 2	Level 3	Total
Assets
Short-Term Investments	$-	$3,269,197,026	$-	$3,269,197,026

Total Investments in Securities - Assets	$-	$3,269,197,026	$-	$3,269,197,026

Financial Derivative Instruments - Assets
Futures Contracts	$67,911,646	$-	$-	$67,911,646
Forward Foreign Currency Contracts	-	12,681,477	-	12,681,477

Total Financial Derivative Instruments - Assets	$67,911,646	$12,681,477	$-	$80,593,123

Financial Derivative Instruments - Liabilities
Futures Contracts	$(38,757,982)	$-	$-	$(38,757,982)
Forward Foreign Currency Contracts		(24,319,175)	$-	(24,319,175)

Total Financial Derivative Instruments - Liabilities	$(38,757,982)	$(24,319,175)	$-	$(63,077,157)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended December 31, 2022, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

December 31, 2022

	Principal Amount*		Fair Value

FOREIGN SOVEREIGN OBLIGATIONS - 7.60%
Deutsche Bundesrepublik Inflation Linked Bond, 0.100%, Due 4/15/2033, Series I/LA B C	EUR	11,556,100	$12,188,230
French Republic Government Bonds OAT, 0.100%, Due 7/25/2031, Series OATEB C D	EUR	10,348,820	10,641,908
U.K. Inflation-Linked Gilts, 0.125%, Due 8/10/2031, Series 3MOB C	GBP	8,485,820	10,317,409

Total Foreign Sovereign Obligations (Cost $34,425,026)			33,147,547

U.S. TREASURY OBLIGATIONS - 7.06%
U.S. Treasury Inflation-Indexed Notes,
0.125%, Due 4/15/2027C		$15,830,250	14,767,582
0.625%, Due 7/15/2032C		17,434,350	15,986,028

Total U.S. Treasury Obligations (Cost $31,996,187)			30,753,610

SHORT-TERM INVESTMENTS - 73.23%

U.S. Treasury Obligations - 73.23%
U.S. Treasury Bills,
3.680%, Due 3/2/2023		8,000,000	7,945,366
3.770%, Due 3/9/2023		20,000,000	19,846,772
3.780%, Due 3/23/2023		50,000,000	49,534,627
4.180%, Due 4/6/2023A		5,000,000	4,945,750
4.480%, Due 4/13/2023		40,000,000	39,548,333
4.540%, Due 5/11/2023A		62,000,000	60,999,035
4.650%, Due 5/18/2023A		40,000,000	39,322,844
4.670%, Due 5/25/2023		20,000,000	19,644,093
4.650%, Due 6/8/2023A		75,000,000	73,534,250
4.650%, Due 6/22/2023A		4,000,000	3,914,414

Total Short-Term Investments (Cost $319,286,456)			319,235,484

TOTAL INVESTMENTS - 87.89% (Cost $385,707,669)			383,136,641
OTHER ASSETS, NET OF LIABILITIES - 12.11%			52,792,969

TOTAL NET ASSETS - 100.00%			$435,929,610

Percentages are stated as a percent of net assets. *In U.S. Dollars unless otherwise noted.

A All or a portion represents positions held by the American Beacon Cayman TargetRisk Co., Ltd.

B Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

C Inflation-Indexed Note.

D Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $10,641,908 or 2.44% of net assets. The Fund has no right to demand registration of these securities.

Long Futures Contracts Open on December 31, 2022:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CME e-Mini NASDAQ 100 Index Futures	44	March 2023	$10,288,432	$9,699,580	$(588,852)
CME e-Mini Standard & Poor’s 500 Index Futures	103	March 2023	20,473,429	19,884,150	(589,279)
e-mini S&P 500 ESG Index Futures	3	March 2023	519,578	506,550	(13,028)
Eurex DAX Index Futures	16	March 2023	6,216,189	5,989,379	(226,810)
Eurex EURO STOXX 50 Futures	227	March 2023	9,559,803	9,197,249	(362,554)
Euronext Amsterdam Index Futures	30	January 2023	4,660,772	4,429,413	(231,359)
Euronext CAC 40 Index Futures	71	January 2023	5,114,603	4,917,704	(196,899)

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

December 31, 2022

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
FTSE 100 Index Futures	131	March 2023	$11,829,793	$11,824,088	$(5,705)
FTSE/MIB Index Futures	35	March 2023	4,599,648	4,441,188	(158,460)
Futures on STOXX Europe 600 ESG-X	16	March 2023	282,254	269,753	(12,501)
HKG Hang Seng China Enterprises Index Futures	77	January 2023	3,306,297	3,334,337	28,040
HKG Hang Seng Index Futures	30	January 2023	3,792,850	3,827,134	34,284
KFE KOSPI 200 Index Futures	106	March 2023	6,442,600	6,137,228	(305,372)
Montreal Exchange S&P/TSX 60 Index Futures	76	March 2023	13,576,875	13,133,294	(443,581)
OML Stockholm OMXS30 Index Futures	274	January 2023	5,565,923	5,361,917	(204,006)
SAFEX FTSE/JSE Top 40 Index Futures	32	March 2023	1,319,282	1,275,386	(43,896)
SFE S&P ASX Share Price Index 200 Futures	75	March 2023	9,129,265	8,925,945	(203,320)
SGX FTSE China A50 Futures Contract	334	January 2023	4,335,105	4,370,056	34,951
SGX FTSE Taiwan Index Futures	54	January 2023	2,697,898	2,682,180	(15,718)
SGX MSCI Singapore Index Futures	106	January 2023	2,305,046	2,299,410	(5,636)
SGX Nifty 50 Index Futures	19	January 2023	688,709	692,474	3,765
SGX Nikkei 225 Stock Index Futures	107	March 2023	11,291,874	10,596,865	(695,009)
TSE TOPIX Futures	121	March 2023	17,926,345	17,439,157	(487,188)

			$155,922,570	$151,234,437	$(4,688,133)

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CBOT 10 Year U.S. Treasury Notes	379	March 2023	$42,800,625	$42,560,516	$(240,109)
CBOT 2 Year U.S. Treasury Notes Futures	2	March 2023	409,438	410,156	718
CBOT 5 Year U.S. Treasury Notes	7	March 2023	758,605	755,508	(3,097)
CBOT U.S. Long Bond Futures	102	March 2023	12,960,451	12,785,063	(175,388)
CME 1 Year Mid-Curve 3 Month Eurodollar Option	4	March 2023	513,860	495,618	(18,242)
CME Ultra Long Term U.S. Treasury Bond Futures	123	March 2023	16,873,116	16,520,438	(352,678)
Eurex 10 Year Euro BUND Futures	118	March 2023	17,836,548	16,790,792	(1,045,756)
Eurex 30 Year Euro BUXL Futures	12	March 2023	2,046,083	1,737,211	(308,872)
Euro-BTP Italian Bond Futures	85	March 2023	10,678,284	9,910,435	(767,849)
French Government Bond Futures	70	March 2023	10,190,044	9,538,775	(651,269)
KFE 10 Year Treasury Bond Futures	85	March 2023	7,618,867	7,390,866	(228,001)
KFE 3 Year Treasury Bond Futures	3	March 2023	247,344	245,433	(1,911)
Long Gilt Futures	71	March 2023	9,143,110	8,574,962	(568,148)
Montreal Exchange 10 Year Canadian Bond Futures	78	March 2023	7,229,896	7,059,749	(170,147)
SFE 10 Year Australian Bond Futures	161	March 2023	13,348,430	12,680,639	(667,791)
SFE 3 Year Australian Bond Futures	5	March 2023	367,692	363,563	(4,129)
TSE Japanese 10 Year Bond Futures	27	March 2023	30,468,622	29,925,480	(543,142)

			$183,491,015	$177,745,204	$(5,745,811)

Centrally Cleared Swap Agreements Outstanding on December 31, 2022:

Credit Default Swaps on Credit Indices - Buy Protection(1)
Index/Tranches	Fixed Rate (%)	Payment Frequency	Expiration Date	Implied Credit Spread at 12/31/2022(3) (%)	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value(5)	Unrealized Appreciation (Depreciation)
iTraxx Europe Crossover S38	5.00	Quarterly	12/20/2027	4.7425	EUR	5,000	$(45,440)	$(60,858)	$(15,418)
CDX.NA.HY.S39	5.00	Quarterly	12/20/2027	4.8489	USD	5,000	(16,375)	(35,453)	(19,078)

							$(61,815)	$(96,311)	$(34,496)

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

December 31, 2022

Credit Default Swaps on Credit Indices - Sell Protection(2)
Index/Tranches	Fixed Rate (%)	Payment Frequency	Expiration Date	Implied Credit Spread at 12/31/2022(3) (%)	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value(5)	Unrealized Appreciation (Depreciation)
iTraxx Europe S38	1.00	Quarterly	12/20/2027	0.9047	EUR	65,000	$214,990	$321,799	$106,809
CDX.NA.IG.S39	1.00	Quarterly	12/20/2027	0.8190	USD	80,000	673,855	664,394	(9,461)
iTraxx Europe Crossover S38	5.00	Quarterly	12/20/2027	4.7425	EUR	25,000	425,460	311,722	(113,738)
CDX.NA.HY.S39	5.00	Quarterly	12/20/2027	4.8489	USD	35,000	405,402	262,756	(142,646)

							$1,719,707	$1,560,671	$(159,036)

OTC Swap Agreements Outstanding on December 31, 2022:

Total Return Swap Agreements
Pay/Receive Floating Rate	Description	Reference Entity	Counter- party	Floating Rate	Payment Frequency	Expiration Date	Reference Quantity	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Pay	1-Month USD-LIBOR	BBUXALC INDEX	JPM	0.000%	Maturity	1/5/2023	373,000	$58,753,889	$(26,297)	$(3,228,064)

									$(26,297)	$(3,228,064)

(1) If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3) Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swaps agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5) The quoted market prices and resulting values for credit default swaps on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/ sold as of the period end. Increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Forward Foreign Currency Contracts Open on December 31, 2022:
Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
EUR	685,472	USD	681,972	1/12/2023	SSB	$3,500	$-	$3,500
EUR	797,382	USD	793,097	1/12/2023	SSB	4,285	-	4,285
HKD	1,025,187	USD	1,029,164	1/12/2023	SSB	-	(3,977)	(3,977)
EUR	1,191,495	USD	1,178,555	1/12/2023	SSB	12,940	-	12,940
EUR	1,401,082	USD	1,385,866	1/12/2023	SSB	15,216	-	15,216
GBP	1,476,886	USD	1,511,399	1/12/2023	SSB	-	(34,513)	(34,513)
GBP	1,772,270	USD	1,777,613	1/12/2023	SSB	-	(5,343)	(5,343)
USD	16,260,348	EUR	16,497,886	1/12/2023	SSB	-	(237,538)	(237,538)
USD	15,291,143	GBP	15,035,323	1/12/2023	SSB	255,820	-	255,820
USD	14,162,574	EUR	14,369,467	1/12/2023	SSB	-	(206,893)	(206,893)
USD	1,660,555	GBP	1,653,798	1/12/2023	SSB	6,757	-	6,757
USD	1,242,128	EUR	1,248,395	1/12/2023	SSB	-	(6,267)	(6,267)
USD	1,124,543	JPY	1,125,569	1/12/2023	SSB	-	(1,026)	(1,026)
USD	795,354	EUR	799,748	1/12/2023	SSB	-	(4,394)	(4,394)
USD	589,094	EUR	592,150	1/12/2023	SSB	-	(3,056)	(3,056)

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

December 31, 2022

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	446,520	EUR	449,841	1/12/2023	SSB	$-	$(3,321)	$(3,321)
USD	403,527	EUR	405,620	1/12/2023	SSB	-	(2,093)	(2,093)
USD	353,212	EUR	357,743	1/12/2023	SSB	-	(4,531)	(4,531)
USD	342,635	GBP	339,510	1/12/2023	SSB	3,125	-	3,125
USD	315,507	JPY	316,855	1/12/2023	SSB	-	(1,348)	(1,348)
USD	242,774	JPY	250,746	1/12/2023	SSB	-	(7,972)	(7,972)
USD	223,195	CAD	225,151	1/12/2023	SSB	-	(1,956)	(1,956)
USD	198,840	EUR	200,442	1/12/2023	SSB	-	(1,602)	(1,602)
USD	184,929	CAD	186,681	1/12/2023	SSB	-	(1,752)	(1,752)
USD	175,061	AUD	177,135	1/12/2023	SSB	-	(2,074)	(2,074)
USD	164,177	EUR	165,226	1/12/2023	SSB	-	(1,049)	(1,049)
USD	150,505	CAD	151,785	1/12/2023	SSB	-	(1,280)	(1,280)
USD	136,015	AUD	138,717	1/12/2023	SSB	-	(2,702)	(2,702)
USD	128,568	HKD	128,352	1/12/2023	SSB	216	-	216
USD	127,662	CAD	128,018	1/12/2023	SSB	-	(356)	(356)
USD	126,364	SEK	125,680	1/12/2023	SSB	684	-	684
USD	116,836	EUR	118,543	1/12/2023	SSB	-	(1,707)	(1,707)
USD	87,488	CAD	88,221	1/12/2023	SSB	-	(733)	(733)
USD	84,302	GBP	84,644	1/12/2023	SSB	-	(342)	(342)
USD	73,369	JPY	75,980	1/12/2023	SSB	-	(2,611)	(2,611)
USD	71,756	JPY	73,178	1/12/2023	SSB	-	(1,422)	(1,422)
USD	53,673	SEK	53,203	1/12/2023	SSB	470	-	470
USD	37,117	SGD	37,339	1/12/2023	SSB	-	(222)	(222)
USD	30,246	ZAR	31,491	1/12/2023	SSB	-	(1,245)	(1,245)
USD	16,174	JPY	16,482	1/12/2023	SSB	-	(308)	(308)

						$303,013	$(543,633)	$(240,620)

*	All values denominated in USD.

Glossary:

Counterparty Abbreviations:
JPM	JPMorgan Securities LLC
SSB	State Street Bank & Trust Co.

Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar
ZAR	South African Rand.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

December 31, 2022

Index Abbreviations:
BBUXALC	Bloomberg Commodity ex-Agriculture and Livestock Capped Index.
CAC 40	Euronet Paris - French Stock Market Index.
DAX	Deutsche Boerse AG German Stock Index.
Euronext	European New Exchange Technology.
Euro Stoxx 50	Eurozone Blue-chip Index.
FTSE 100	Financial Times Stock Exchange 100 Index.
FTSE China A50	Financial Times Stock Exchange China A50 Index.
FTSE/JSE Top 40	Largest 40 companies ranked by full market value in the FTSE/JSE All-Share Index.
FTSE/MIB	Borsa Italiana-Italian Stock Market Index.
Hang Seng	Hong Kong Stock Market Index.
KOSPI	South Korean Stock Market Index.
MSCI	Morgan Stanley Capital International.
NASDAQ	National Association of Securities Dealers Automated Quotations.
Nifty 50	National stock exchange FIFTY.
NIKKEI 225	Nikkei Stock Average.
OMXS30	Stockholm Stock Exchange’s leading share index.
S&P 500	S&P 500 Index - U.S. Equity Large-Cap Index.
S&P/TSX	Canadian Equity Market Index.
SGX NIFTY	Singapore Stock Exchange NIFTY.
Stoxx Europe 600	Europe Total Market Index.
TOPIX	Tokyo Stock Exchange Tokyo Price Index.

Exchange Abbreviations:
ASX	Australian Securities Exchange.
CBOT	Chicago Board of Trade.
CME	Chicago Mercantile Exchange.
Eurex	European derivatives exchange.
HKG	Hong Kong Exchange.
JSE	Johannesburg Stock Exchange.
KFE	Korean Exchange.
OML	OMLX:London Securities & Derivative Exchange.
SAFEX	South African Futures Exchange.
SFE	Sydney Futures Exchange.
SGX	Singapore Stock Exchange.
TSE	Tokyo Stock Exchange.

Other Abbreviations:
BTP	Buoni del Tesoro Poliennali.
Bund	German Federal Government Bond.
Buxl	Long term debt that is issued by the Federal Republic of Germany.
CDX	Credit Default Swap Index.
ESG	Environmental, Social, and Governance.
GILT	Bank of England Bonds.
iTraxx	Credit Default Swap Index.
LIBOR	London Interbank Offered Rate.
OAT	Obligations Assimilables du Trésor.
OTC	Over-the-Counter.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

December 31, 2022

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2022, the investments were classified as described below:

AHL TargetRisk Fund	Level 1	Level 2	Level 3	Total
Assets
Foreign Sovereign Obligations	$-	$33,147,547	$-	$33,147,547
U.S. Treasury Obligations	-	30,753,610	-	30,753,610
Short-Term Investments	-	319,235,484	-	319,235,484

Total Investments in Securities - Assets	$-	$383,136,641	$-	$383,136,641

Financial Derivative Instruments - Assets
Futures Contracts	$101,758	$-	$-	$101,758
Swap Contract Agreements	-	106,809	-	106,809
Forward Foreign Currency Contracts	-	303,013	-	303,013

Total Financial Derivative Instruments - Assets	$101,758	$409,822	$-	$511,580

Financial Derivative Instruments - Liabilities
Futures Contracts	$(10,535,702)	$-	$-	$(10,535,702)
Swap Contract Agreements	-	(3,528,405)	-	(3,528,405)
Forward Foreign Currency Contracts	-	(543,633)	-	(543,633)

Total Financial Derivative Instruments - Liabilities	$(10,535,702)	$(4,072,038)	$-	$(14,607,740)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended December 31, 2022, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon AHL TargetRisk Core FundSM

Schedule of Investments

December 31, 2022

	Principal Amount	Fair Value

SHORT-TERM INVESTMENTS - 92.50%

U.S. Treasury Obligations - 92.50%
U.S. Treasury Bills,
2.940%, Due 1/12/2023	$1,300,000	$1,298,871
3.570%, Due 1/26/2023	1,300,000	1,296,777
2.970%, Due 2/2/2023	1,500,000	1,495,241
3.770%, Due 3/9/2023	1,650,000	1,637,359
4.650%, Due 5/18/2023	1,500,000	1,474,607
4.670%, Due 5/25/2023	1,600,000	1,571,527

Total Short-Term Investments - 92.50% (Cost $8,776,238)		8,774,382

TOTAL INVESTMENTS - 92.50% (Cost $8,776,238)		8,774,382
OTHER ASSETS, NET OF LIABILITIES - 7.50%		711,373

TOTAL NET ASSETS - 100.00%		$9,485,755

Percentages are stated as a percent of net assets.

Long Futures Contracts Open on December 31, 2022:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CME e-Mini NASDAQ 100 Index Futures	1	March 2023	$235,178	$220,445	$(14,733)
CME e-Mini Standard & Poor’s 500 Index Futures	3	March 2023	598,160	579,150	(19,010)
Eurex DAX Index Futures	1	March 2023	388,907	374,336	(14,571)
Eurex EURO STOXX 50 Futures	7	March 2023	295,011	283,616	(11,395)
Euronext Amsterdam Index Futures	1	January 2023	154,545	147,647	(6,898)
Euronext CAC 40 Index Futures	2	January 2023	144,029	138,527	(5,502)
FTSE 100 Index Futures	5	March 2023	451,730	451,301	(429)
FTSE/MIB Index Futures	1	March 2023	131,558	126,891	(4,667)
Futures on STOXX Europe 600 ESG-X	1	March 2023	16,978	16,860	(118)
HKG Hang Seng China Enterprises Index Futures	2	January 2023	85,940	86,606	666
HKG Hang Seng Index Futures	1	January 2023	126,104	127,571	1,467
KFE KOSPI 200 Index Futures	3	March 2023	182,430	173,695	(8,735)
Montreal Exchange S&P/TSX 60 Index Futures	2	March 2023	357,728	345,613	(12,115)
OML Stockholm OMXS30 Index Futures	11	January 2023	223,491	215,259	(8,232)
SAFEX FTSE/JSE Top 40 Index Futures	1	March 2023	40,783	39,856	(927)
SFE S&P ASX Share Price Index 200 Futures	2	March 2023	243,438	238,025	(5,413)
SGX FTSE China A50 Futures Contract	8	January 2023	103,753	104,672	919
SGX FTSE Taiwan Index Futures	1	January 2023	50,200	49,670	(530)
SGX MSCI Singapore Index Futures	3	January 2023	65,286	65,078	(208)
SGX Nikkei 225 Stock Index Futures	3	March 2023	317,034	297,108	(19,926)
TSE TOPIX Futures	4	March 2023	592,530	576,501	(16,029)

			$4,804,813	$4,658,427	$(146,386)

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CBOT 10 Year U.S. Treasury Notes	17	March 2023	$1,920,766	$1,909,047	$(11,719)
CBOT U.S. Long Bond Futures	5	March 2023	633,266	626,719	(6,547)
CME Ultra Long Term U.S. Treasury Bond Futures	5	March 2023	687,844	671,563	(16,281)
Eurex 10 Year Euro BUND Futures	5	March 2023	756,690	711,474	(45,216)
Euro-BTP Italian Bond Futures	5	March 2023	620,807	582,967	(37,840)
French Government Bond Futures	3	March 2023	438,114	408,805	(29,309)
KFE 10 Year Treasury Bond Futures	3	March 2023	268,913	260,854	(8,059)
Long Gilt Futures	3	March 2023	385,256	362,322	(22,934)
Montreal Exchange 10 Year Canadian Bond Futures	3	March 2023	278,316	271,529	(6,787)
SFE 10 Year Australian Bond Futures	6	March 2023	497,973	472,570	(25,403)
TSE Japanese 10 Year Bond Futures	1	March 2023	1,128,250	1,108,351	(19,899)

			$7,616,195	$7,386,201	$(229,994)

See accompanying notes

American Beacon AHL TargetRisk Core FundSM

Schedule of Investments

December 31, 2022

Forward Foreign Currency Contracts Open on December 31, 2022:

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
EUR	91,039	USD	90,574	1/12/2023	SSB	$465	$-	$465
USD	177,345	EUR	179,936	1/12/2023	SSB	-	(2,591)	(2,591)
USD	81,825	EUR	82,471	1/12/2023	SSB	-	(646)	(646)

						$465	$(3,237)	$(2,772)

*	All values denominated in USD.

Glossary:

Counterparty Abbreviations:
SSB	State Street Bank & Trust Co.

Currency Abbreviations:
EUR	Euro
USD	United States Dollar

Index Abbreviations:
CAC 40	Euronet Paris - French Stock Market Index.
DAX	Deutsche Boerse AG German Stock Index.
Euronext	European New Exchange Technology.
Euro Stoxx 50	Eurozone Blue-chip Index.
FTSE 100	Financial Times Stock Exchange 100 Index.
FTSE China A50	Financial Times Stock Exchange China A50 Index.
FTSE/MIB	Borsa Italiana-Italian Stock Market Index.
Hang Seng	Hong Kong Stock Market Index.
KOSPI	South Korean Stock Market Index.
KOSPI 200	Korea Composite Stock Price Index.
MSCI	Morgan Stanley Capital International.
NASDAQ	National Association of Securities Dealers Automated Quotations.
NIKKEI 225	Nikkei Stock Average.
OMXS30	Stockholm Stock Exchange’s leading share index.
Stoxx Europe 600	Europe Total Market Index.
TOPIX	Tokyo Stock Exchange Tokyo Price Index.

Exchange Abbreviations:
ASX	Australian Securities Exchange.
CME	Chicago Mercantile Exchange.
Eurex	European derivatives exchange.
HKG	Hong Kong Exchange.
JSE	Johannesburg Stock Exchange.
KFE	Korea Exchange.
OML	OMLX: London Securities & Derivatives Exchange.
SAFEX	South African Futures Exchange.
SFE	Sydney Futures Exchange.
SGX	Singapore Stock Exchange.
TSE	Tokyo Stock Exchange.
TSX	Toronto Stock Exchange.

Other Abbreviations:
BTP	Buoni del Tesoro Poliennali.
Bund	German Federal Government Bond.
CBOT	Chicago Board of Trade.
GILT	Bank of England Bonds.
ESG	Environmental, Social, and Governance.

See accompanying notes

American Beacon AHL TargetRisk Core FundSM

Schedule of Investments

December 31, 2022

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2022, the investments were classified as described below:

AHL TargetRisk Core Fund	Level 1	Level 2	Level 3	Total
Assets
Short-Term Investments	$-	$8,774,382	$-	$8,774,382

Total Investments in Securities - Assets	$-	$8,774,382	$-	$8,774,382

Financial Derivative Instruments - Assets
Futures Contracts	$3,052	$-	$-	$3,052
Forward Foreign Currency Contracts	-	465	-	465

Total Financial Derivative Instruments - Assets	$3,052	$465	$-	$3,517

Financial Derivative Instruments - Liabilities
Futures Contracts	$(379,432)	$-	$-	$(379,432)
Forward Foreign Currency Contracts	-	(3,237)	-	(3,237)

Total Financial Derivative Instruments - Liabilities	$(379,432)	$(3,237)	$-	$(382,669)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended December 31, 2022, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2022

	AHL Managed Futures Strategy FundA	AHL TargetRisk FundA	AHL TargetRisk Core Fund
Assets:
Investments in unaffiliated securities, at fair value†	$3,269,197,026	$383,136,641	$8,774,382
Foreign currency, at fair value^	–	1,976,229	–
Foreign currency deposits with brokers for futures contracts, at fair value¤	125,191,160	19,266,504	640,585
Cash	108,620,514	4,497,352	215,264
Cash collateral held at broker	–	6,300,000	–
Cash collateral held at custodian for the benefit of the broker	35,280,000	16,650,000	–
Dividends and interest receivable	–	73,778	–
Deposits with broker for futures contracts	52,229,846	11,740,953	265,358
Receivable for investments sold	199,377,500	–	–
Receivable for fund shares sold	44,929,574	8,232,000	–
Receivable for expense reimbursement (Note 2)	–	–	10,637
Unrealized appreciation from forward foreign currency contracts	12,681,477	303,013	465
Receivable for variation margin on open futures contracts (Note 5)	29,365,622	–	–
Receivable for variation margin on open centrally cleared swap agreements (Note 5)	–	1,463,907	–
Prepaid expenses	143,489	51,375	46,507

Total assets	3,877,016,208	453,691,752	9,953,198

Liabilities:
Payable for investments purchased	199,403,444	451,279	–
Payable for fund shares redeemed	6,627,078	2,319,332	–
Payable for expense recoupment (Note 2)	75,011	61,452	–
Management and sub-advisory fees payable (Note 2)	4,335,219	359,278	7,288
Service fees payable (Note 2)	101,493	15,718	87
Transfer agent fees payable (Note 2)	244,493	34,180	71
Custody and fund accounting fees payable	491,261	75,330	5,728
Professional fees payable	97,751	72,964	71,752
Payable for prospectus and shareholder reports	111,945	30,962	1,992
Unrealized depreciation from forward foreign currency contracts	24,319,175	543,633	3,237
Payable for variation margin from open futures contracts (Note 5)	–	10,534,203	374,159
OTC swap agreements, at fair value	–	3,254,361	–
Other liabilities	58,941	9,450	3,129

Total liabilities	235,865,811	17,762,142	467,443

Net assets	$3,641,150,397	$435,929,610	$9,485,755

Analysis of net assets:
Paid-in-capital	$3,803,407,822	$586,499,471	$11,736,392
Total distributable earnings (deficits)	(162,257,425)	(150,569,861)	(2,250,637)

Net assets	$3,641,150,397	$435,929,610	$9,485,755

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2022

	AHL Managed Futures Strategy FundA		AHL TargetRisk FundA		AHL TargetRisk Core Fund
Shares outstanding at no par value (unlimited shares authorized):
R5 Class		66,602,017		7,180,032		N/A

Y Class		255,943,928		35,270,948		171,240

Investor Class		6,464,609		1,172,735		N/A

A Class		19,231,723		381,788		10,582

C Class		3,556,608		1,228,170		10,245

R6 Class		N/A		N/A		1,014,212

Net assets:
R5 Class		$693,916,735		$69,246,839	$	N/A

Y Class		$2,650,349,111		$340,103,816		$1,344,083

Investor Class		$66,007,099		$11,271,945	$	N/A

A Class		$195,971,375		$3,656,374		$82,564

C Class		$34,906,077		$11,650,636		$78,674

R6 Class	$	N/A	$	N/A		$7,980,434

Net asset value, offering and redemption price per share:
R5 Class		$10.42		$9.64	$	N/A

Y Class		$10.36		$9.64		$7.85

Investor Class		$10.21		$9.61	$	N/A

A Class		$10.19		$9.58		$7.80

A Class (offering price)		$10.81		$10.16		$8.28

C Class		$9.81		$9.49		$7.68

R6 Class	$	N/A	$	N/A		$7.87

† Cost of investments in unaffiliated securities		$3,270,459,160		$385,707,669		$8,776,238
¤ Cost of foreign currency deposits with broker for futures contracts		$121,468,023		$19,070,492		$625,663
^ Cost of foreign currency		$–		$1,965,943		$–

A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the year ended December 31, 2022

	AHL Managed Futures Strategy FundA	AHL TargetRisk FundA		AHL TargetRisk Core Fund
Investment income:
Interest income	$53,149,681	$15,640,310		$127,774
Other income	–	52		–

Total investment income	53,149,681	15,640,362		127,774

Expenses:
Management and sub-advisory fees (Note 2)	45,444,497	6,406,365		83,788
Transfer agent fees:
R5 Class (Note 2)	53,001	43,691		–
Y Class (Note 2)	2,469,918	538,696		58
Investor Class	3,511	1,791		–
A Class	2,107	–		18
C Class	1,128	657		18
R6 Class	–	–		313
Custody and fund accounting fees	2,142,835	389,170		24,444
Professional fees	442,637	166,193		56,653
Registration fees and expenses	272,110	118,497		59,890
Service fees (Note 2):
Investor Class	212,113	51,928		–
A Class	58,746	2,723		–
C Class	15,802	12,855		–
Distribution fees (Note 2):
A Class	175,061	11,177		228
C Class	257,041	172,476		864
Dues and membership fees	–	–		6,875
Prospectus and shareholder report expenses	209,138	48,476		6,859
Trustee fees (Note 2)	274,497	61,676		778
Dividends and interest on securities sold short	214	54,575		–
Loan expense (Note 9)	18,449	4,081		53
Other expenses	393,878	136,612		8,129

Total expenses	52,446,683	8,221,639		248,968

Net fees waived and expenses (reimbursed) (Note 2)	(276,767)	(57,351	)B	(152,107	)B

Net expenses	52,169,916	8,164,288		96,861

Net investment income	979,765	7,476,074		30,913

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesC	(914,628)	(36,790,960)		(630)
Foreign currency transactions	(8,906,524)	3,647,512		(39,485)
Forward foreign currency contracts	46,263,631	3,748,431		18,722
Futures contracts	379,551,807	(117,443,015)		(1,977,339)
Swap agreements	–	23,472,768		–
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesD	(1,219,079)	(473,519)		(1,598)
Foreign currency transactions	3,593,627	84,203		13,943
Forward foreign currency contracts	(10,003,195)	3,628,768		1,084
Futures contracts	27,433,562	(17,412,941)		(504,784)
Swap agreements	–	(10,320,249)		–

Net gain (loss) from investments	435,799,201	(147,859,002)		(2,490,087)

Net increase (decrease) in net assets resulting from operations	$436,778,966	$(140,382,928)		$(2,459,174)

A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.
B The Manager voluntarily reimbursed service fees in the amount of $177 and $132 for AHL TargetRisk Fund and AHL TargetRisk Core Fund, respectively.
C The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
D The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	AHL Managed Futures Strategy FundA		AHL TargetRisk FundA
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$979,765	$(25,907,649)	$7,476,074	$5,052,009
Net realized gain (loss) from investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, futures contracts, and swap agreements	415,994,286	109,655,349	(123,365,264)	114,796,200
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, futures contracts, and swap agreements	19,804,915	(45,948,181)	(24,493,738)	(8,482,448)

Net increase (decrease) in net assets resulting from operations	436,778,966	37,799,519	(140,382,928)	111,365,761

Distributions to shareholders:
Total retained earnings:
R5 Class	(118,725,890)	(27,150,217)	(3,906,831)	(19,576,511)
Y Class	(409,321,742)	(112,909,191)	(17,700,795)	(116,008,135)
Investor Class	(10,286,579)	(2,533,907)	(557,298)	(2,940,718)
A Class	(29,267,398)	(678,519)	(187,276)	(915,654)
C Class	(5,564,820)	(963,588)	(456,882)	(3,253,798)

Net distributions to shareholders	(573,166,429)	(144,235,422)	(22,809,082)	(142,694,816)

Capital share transactions (Note 10):
Proceeds from sales of shares	2,857,036,649	1,452,616,600	219,432,445	443,462,329
Reinvestment of dividends and distributions	499,813,437	118,790,601	22,176,484	137,920,118
Cost of shares redeemed	(1,723,588,942)	(450,638,252)	(559,400,761)	(428,585,980)

Net increase (decrease) in net assets from capital share transactions	1,633,261,144	1,120,768,949	(317,791,832)	152,796,467

Net increase (decrease) in net assets	1,496,873,681	1,014,333,046	(480,983,842)	121,467,412

Net assets:
Beginning of year	2,144,276,716	1,129,943,670	916,913,452	795,446,040

End of year	$3,641,150,397	$2,144,276,716	$435,929,610	$916,913,452

A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	AHL TargetRisk Core Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$30,913	$(102,306)
Net realized gain (loss) from investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, and futures contracts	(1,998,732)	715,337
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, and futures contracts	(491,355)	75,364

Net increase (decrease) in net assets resulting from operations	(2,459,174)	688,395

Distributions to shareholders:
Total retained earnings:
Y Class	(10,103)	(5,871)
A Class	(625)	(5,871)
C Class	(600)	(5,871)
R6 Class	(59,399)	(569,487)

Net distributions to shareholders	(70,727)	(587,100)

Capital share transactions (Note 10):
Proceeds from sales of shares	2,628,427	–
Reinvestment of dividends and distributions	70,102	381,692
Cost of shares redeemed	(1,211,791)	–

Net increase in net assets from capital share transactions	1,486,738	381,692

Net increase (decrease) in net assets	(1,043,163)	482,987

Net assets:
Beginning of year	10,528,918	10,045,931

End of year	$9,485,755	$10,528,918

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as non-diversified, open-end management investment companies. As of December 31, 2022, the Trust consists of twenty-five active series, three of which are presented in this filing: American Beacon AHL Managed Futures Strategy Fund, American Beacon AHL TargetRisk Fund and American Beacon AHL TargetRisk Core Fund (collectively, the “Funds” and each individually a “Fund”). The remaining twenty-two active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing London Inter-bank Offered Rate (“LIBOR”) or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06 Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848 which updates and clarifies ASU No. 2020-04. The amendments in this ASU defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management expects these ASUs will not have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminated the asset segregation framework used by funds to comply with Section 18 of the Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds were not required to fully comply with the new rule until August 19, 2022. Management has evaluated the implications of these changes, and has determined that there is no impact to the financial statements.

On December 3, 2020, the SEC adopted new rule 2a-5 (Valuation Rule) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management has evaluated the Valuation Rule, and has determined that there is no impact to the financial statements.

In June 2022, the FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820); Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which provides clarifying guidance that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Management expects the ASU will not have a material impact on the Funds’ financial statements.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary, such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Consolidation of Subsidiaries

The Schedules of Investments of the AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund are consolidated to include the accounts of the American Beacon Cayman Managed Futures Strategy Fund, Ltd. and American Beacon Cayman TargetRisk Company, Ltd., respectively, each of which are wholly-owned and controlled subsidiaries (the “Subsidiaries”) of the AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund. All intercompany accounts and transactions have been eliminated in consolidation for the AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund.

For Federal tax purposes, taxable income for each Fund and its Subsidiary are calculated separately. The Subsidiaries are classified as controlled foreign corporations under the Internal Revenue Code of 1986 (the “Code”) and each Subsidiary’s taxable income is included in the calculation of the applicable Fund’s taxable income. Net losses of the Subsidiaries are not deductible by the AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund either in the current period or future periods. The Subsidiaries have a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

Each Fund may invest up to 25% of its total assets in its Subsidiary, which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. The AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund expect to achieve a significant portion of their exposure to commodities and commodities-related investments through investment in the Subsidiaries. Unlike the AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund, the Subsidiaries may invest without limitation in commodities and commodities-related investments.

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2022	% of Total Assets of the Fund at December 31, 2022
American Beacon Cayman Managed Futures Strategy Fund, Ltd.	August 19, 2014	$871,813,627	22.49%
American Beacon Cayman TargetRisk Company, Ltd.	December 31, 2018	95,413,533	21.03%

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

CFTC Regulation

On August 13, 2013, the Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting SEC and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

The Funds are commodity pools, as defined in the regulation of the CFTC and operated by the Manager, a commodity pool operator regulated by the CFTC.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The Funds distribute most or all of their net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to a Fund will be paid from the assets of a Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The AHL Managed Futures Strategy Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the AHL Managed Futures Strategy Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the AHL Managed Futures Strategy Fund’s average daily net assets that is calculated and accrued daily, equal to 0.35%.

The AHL TargetRisk Fund and the AHL TargetRisk Core Fund (together, the “TargetRisk Funds”), and the Manager are parties to a Management Agreement that obligates the Manager to provide the TargetRisk Funds with investment advisory and administrative services. As compensation for preforming the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each of the TargetRisk Funds’ average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreement with AHL Partners LLP (the “Sub-Advisor”), pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedules:

AHL Managed Futures Strategy Fund

All Assets	1.00%

AHL TargetRisk Fund

First $500 million	0.55%
Next $500 million	0.50%
Next $500 million	0.45%
Over $1.5 billion	0.40%

AHL TargetRisk Core Fund

First $500 million	0.525%
Next $500 million	0.50%
Next $500 million	0.45%
Over $1.5 billion	0.40%

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

The Management and Sub-Advisory Fees paid by the Funds for the year ended December 31, 2022 were as follows:

AHL Managed Futures Strategy Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$11,756,849
Sub-Advisor Fees	1.00%	33,687,648

Total	1.35%	$45,444,497

AHL TargetRisk Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$2,537,208
Sub-Advisor Fees	0.53%	3,869,157

Total	0.88%	$6,406,365

AHL TargetRisk Core Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$33,522
Sub-Advisor Fees	0.53%	50,266

Total	0.88%	$83,788

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended December 31, 2022, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
AHL Managed Futures Strategy	$2,402,937
AHL TargetRisk	553,645
AHL TargetRisk Core	14

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

As of December 31, 2022, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
AHL Managed Futures Strategy	$222,614
AHL TargetRisk	29,194
AHL TargetRisk Core	7

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended December 31, 2022, the Funds did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds, through April 30, 2023, to the extent that total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) exceed the Funds’ expense cap. During the year ended December 31, 2022, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap						Expiration of Reimbursed Expenses
Fund	Class	1/1/2022 – 4/30/2022	5/1/2022 – 12/31/2022	Reimbursed Expenses		(Recouped) Expenses
AHL Managed Futures Strategy	R5	1.54%	$1.54%	$65,576	**	$(190,704	)*	2025
AHL Managed Futures Strategy	Y	1.61%	N/A	198,435	**	-		2025
AHL Managed Futures Strategy	Investor	1.92%	1.92%	4,869	**	(8,289	)*	2025
AHL Managed Futures Strategy	A	1.87%	N/A	5,769	**	-		2025
AHL Managed Futures Strategy	C	2.62%	N/A	2,118	**	-		2025
AHL TargetRisk	R5	1.04%	1.04%	29,468	**	(14,867	)*	2025
AHL TargetRisk	Y	1.11%	N/A	662	**	(6,098	)*	2025
AHL TargetRisk	Investor	1.42%	N/A	26,088	**	(3,934	)*	2025
AHL TargetRisk	A	1.44%	N/A	197	**	(30	)*	2025
AHL TargetRisk	C	2.19%	N/A	759	**	(114	)*	2025
AHL TargetRisk Core	Y	1.09%	1.09%	10,328		-		2025
AHL TargetRisk Core	A	1.39%	1.39%	1,265		-		2025
AHL TargetRisk Core	C	2.14%	2.14%	1,200		-		2025
AHL TargetRisk Core	R6	0.99%	0.99%	139,182		-		2025

*	These amounts represent Recouped Expenses from prior fiscal years and is reflected in Total Expenses on the Statements of Operations.
**

Amounts include voluntary fees waived and expenses reimbursed at the American Beacon Cayman Managed Futures Strategy Fund, Ltd., subsidiary of American Beacon AHL Managed Futures Strategy Fund and the American Beacon Cayman TargetRisk Company, Ltd., subsidiary of American Beacon AHL TargertRisk Fund.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

Of the above amounts, $10,637 was disclosed as a Receivable for expense reimbursement on the Statements of Assets and Liabilities at December 31, 2022 for the AHL TargetRisk Core Fund and $75,011 and $61,452 were disclosed as a Payable for expense recoupment on the Statements of Assets and Liabilities at December 31, 2022 for the AHL Managed Futures Strategy Fund and AHL TargetRisk Fund, respectively.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2025. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
AHL Managed Futures Strategy	$59,276	$-	$202,719	2022
AHL Managed Futures Strategy	139,717	141,958	-	2023
AHL Managed Futures Strategy	-	160,764	-	2024
AHL TargetRisk	17,120	-	125,521	2022
AHL TargetRisk	7,923	38,899	-	2023
AHL TargetRisk	-	41,004	-	2024
AHL TargetRisk Core	-	308,326	-	2024

Concentration of Ownership

From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Funds’ outstanding shares could have a material impact on the Funds. As of December 31, 2022, based on management’s evaluation of the shareholder account base, one account in the Fund has been identified as representing an affiliated significant ownership of approximately 42% for the AHL TargetRisk Core Fund.

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of A Class sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended December 31, 2022, RID collected $32,508 and $68 for AHL Managed Futures Strategy Fund and AHL TargetRisk Fund, respectively, from the sale of A Class Shares. There were no A Class sales charges collected for AHL TargetRisk Core Fund.

A CDSC of 0.50% will be deducted with respect to A Class Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the A Class Shares redeemed. During the year ended December 31, 2022, there were no CDSC fees collected for the A Class Shares of the AHL Managed Futures Strategy Fund, AHL TargetRisk Fund, and AHL TargetRisk Core Fund.

A CDSC of 1.00% will be deducted with respect to C Class Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the C Class Shares redeemed. During the year ended December 31, 2022, CDSC fees of $4,844, $1,215 and $1,771 were collected for the C Class Shares of AHL Managed Futures Strategy Fund, AHL TargetRisk Fund and AHL TargetRisk Core Fund, respectively.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

Trustee Fees and Expenses

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $130,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3.  Security Valuation and Fair Value Measurements

The price of each Fund’s shares is based on its net asset value (“NAV”) per share. Each Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of a Fund’s shares is determined based on a pro rata allocation of a Fund’s investment income, expenses and total capital gains and losses. A Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, a Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Funds do not price their shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when a Fund is not open for business, which may result in the value of a Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

Rule 2a-5 under the Investment Company Act (the “Valuation Rule”) establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the Investment Company Act, the threshold for determining whether a Fund must fair value a security.

The Valuation Rule permits a Fund’s board to designate the Fund’s primary investment adviser as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the registered investment company’s board receives the information it needs to oversee the investment adviser’s fair value determinations. The Board has designated the Manager as valuation designee under the Valuation Rule to perform fair value functions in accordance with the requirements of the Valuation Rule.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When a Fund holds securities or other assets that are denominated in a foreign currency, a Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of a Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Funds may fair value securities as a result of significant events occurring after the close of the foreign markets in which a Fund invests as described below. In addition, the Funds may invest in illiquid securities requiring these procedures.

A Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before a Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all of a Fund’s portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. A Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of a Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust a Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities, and financial derivative instruments, such as futures contracts or options that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and ABS that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

With respect to a Fund’s investments that do not have readily available market quotations, the Board has designated the Adviser as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). If market prices are not readily available or are deemed unreliable, the Valuation Designee will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by the Valuation Designee may cause the NAV of a Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if a Fund were to sell the investment at approximately the time at which a Fund determines its NAV.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

OTC financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4.  Securities and Other Investments

Commodity Instruments

Exposure to physical commodities may subject the AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund to greater volatility than investments in traditional securities. The value of such investments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Their value may also respond to investor perception of instability in the national or international economy, whether or not justified by the facts. However, these investments may help to moderate fluctuations in the value of a Fund’s other holdings, because these investments may not correlate with investments in traditional securities. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of a Fund’s shares to fall. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or realize the full value of such investments in the event of the need to liquidate such investments. Certain commodities are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks and result in greater volatility than investments in traditional securities. Because physical commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Fixed Income Investments

The Funds’ exposure to fixed-income instruments may include:

•

Emerging Markets Debt. The Funds may invest a significant portion of their assets in a particular geographic region or country, including emerging markets. The Funds may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank, International Finance Corporation or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging market indices.

•

High-Yield Bonds. High-yield, non-investment grade bonds (also known as “junk bonds”) are low-quality, high-risk corporate bonds that generally offer a high level of current income. These bonds are considered speculative by rating organizations. For example, Moody’s, S&P Global Ratings and Fitch, Inc. rate them below Baa 3 and BBB-, respectively. High-yield bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

to make scheduled payments of interest and principal than more financially stable firms. Because of their low credit quality, high-yield bonds must pay higher interest to compensate investors for the substantial credit risk they assume. Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments in the Fund among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, a Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for a Fund may have to be adjusted in the event of default. In the event of an issuer’s default, a Fund may write off prior income accruals for that issuer, resulting in a reduction in the Fund’s current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high-yield securities market and on the market value of the high-yield securities held by a Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

•

Inflation Index Linked Securities. Inflation-indexed securities, also known as inflation-protected securities, are fixed income instruments structured such that their interest and principal payments are adjusted to keep up with inflation. In periods of deflation when the inflation rate is declining, the principal value of an inflation-indexed security will be adjusted downward. This will result in a decrease in the interest payments.

•

Investment Grade Securities. Investment grade securities that the Funds may purchase, either as part of its principal investment strategy or to implement a temporary defensive policy, include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by a rating organization rating that security (such as S&P Global Ratings, Moody’s Investors Service, Inc., or Fitch, Inc.) or comparably rated by the sub-advisor if unrated by a rating organization. The Funds, at the discretion of the sub-advisor, may retain a security that has been downgraded below the initial investment criteria.

•

Sovereign Debt. Sovereign debt securities are typically issued or guaranteed by national governments in order to finance the issuing country’s growth and/or budget. Investing in foreign sovereign debt securities will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the debt securities.

•	U.S. Government Securities. U.S. Government securities may include U.S. Treasury securities or debt obligations of U.S. Government-sponsored enterprises.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e-4 under the Act or as otherwise permitted or required by SEC rules and interpretations. Historically, illiquid securities have included securities that have not

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Fund may get only limited information about an issuer, so it may be less able to predict a loss. A Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, a Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund’s illiquidity. The Manager or the Sub-Advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as a Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as a Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity.

Restricted securities outstanding during the year ended December 31, 2022 are disclosed in the Notes to the Schedules of Investments.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

The Funds can invest free cash balances in registered open-end investment companies regulated as money market funds under the Act, to provide liquidity or for defensive purposes. The Funds could invest in money market funds rather than purchasing individual short-term investments. If the Funds invests in money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Funds invest, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity.

Forward Foreign Currency Contracts

The Funds may have exposure to foreign currencies for investment or hedging purposes by purchasing or selling forward currency exchange contracts in non-U.S. currencies and by purchasing securities denominated in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar and affect the Funds’ investments in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Not all forward contracts require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by a counterparty.

Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities or securities, or the cash value of commodities, securities or a securities index, at an agreed upon future date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. An NDF is a forward contract where there is no physical settlement of the two currencies at maturity. Rather, on the contract settlement date, a net cash settlement will be made by one party to the other based on the difference between the contracted forward rate and the prevailing spot rate, on an agreed notional amount. Not all forward contracts require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

During the year ended December 31, 2022, the Funds entered into forward foreign currency contracts primarily for taking exposure to foreign currencies or hedging foreign currency fluctuations.

The Funds’ forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amounts Outstanding Year Ended December 31, 2022
Fund	Purchased Contracts	Sold Contracts
AHL Managed Futures Strategy	$742,772,787	$1,033,869,223
AHL TargetRisk	29,693,772	87,098,220
AHL TargetRisk Core	134,577	261,534

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

Futures Contracts

A futures contract is a contract to purchase or sell a particular security, or the cash value of an asset, such as securities, indices, or currencies, at a specified future date at a price agreed upon when the contract is made. Under many such contracts, no delivery of the actual underlying asset is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the asset (e.g., a security or an index) at expiration, net of the initial and variation margin that was previously paid. A Treasury futures contract is a contract for the future delivery of a U.S. Treasury security. An equity index futures contract is based on the value of an underlying index. A Fund may, from time to time, use futures positions to equitize cash and expose its portfolio to changes in securities prices or index prices. This can magnify gains and losses in a Fund. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the futures contracts and the assets underlying such contracts and that there may not be a liquid secondary market for a futures contract.

During the year ended December 31, 2022, the Funds entered into futures contracts primarily for investing and/or hedging purposes.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended December 31, 2022
AHL Managed Futures Strategy	78,531
AHL TargetRisk	3,845
AHL TargetRisk Core	81

Swap Agreements

A swap is a transaction in which a Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities or indices based on a specified amount (the “notional” amount). Nearly any type of derivative, including forward contracts, can be structured as a swap.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index. Swaps may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself.

Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are exposed to the creditworthiness of the clearing organizations (and, consequently, that of their members—generally, banks and broker-dealers) involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be able to recover only a portion of the net amount of gains on its transactions and of the margin owed to it, potentially resulting in losses to the investor.

Swaps that are not centrally cleared, involve the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

otherwise comply with the terms of the agreement. To mitigate this risk, a Fund will only enter into swap agreements with counterparties considered by a sub-advisor to present minimum risk of default and a Fund normally obtains collateral to secure its exposure. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty.

The centrally cleared and OTC swap agreements into which a Fund enters normally provide for the obligations of a Fund and its counterparty in the event of a default or other early termination to be determined on a net basis. Similarly, periodic payments on a swap transaction that are due by each party on the same day normally are netted. To the extent that a swap agreement is subject to netting, a Fund’s cover and asset segregation responsibilities will normally be with respect to the net amount owed by a Fund. However, a Fund may be required to segregate liquid assets equal to the full notional amount of certain swaps, such as written credit default swaps on physically settled forwards or written options. The amount that a Fund must segregate may be reduced by the value of any collateral that it has pledged to secure its own obligations under the swap.

Credit Default Swap Agreements

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of periodic premiums throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure up to the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation that a Fund owns or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default that a Fund does not own.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent a market participant view of the likelihood or risk of default for the underlying referenced security to credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2022, for which a Fund is the seller of protection is disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

During the year ended December 31, 2022, the AHL TargetRisk Fund entered into credit default swaps primarily for return enhancement and hedging.

The Fund’s credit default swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the average quarterly volume of credit default swap contracts. For the purpose of this disclosure, the volume is measure by the notional amounts outstanding at each quarter end.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

Average Credit Default Swap Notional Amounts Outstanding
Fund	Year Ended December 31, 2022
AHL TargetRisk	302,287,500

Total Return Swap Agreements

The AHL TargetRisk Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

The Fund’s total return swap contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of total return swap contracts. For the purpose of this disclosure, volume is measured by notional amounts outstanding at each quarter end:

Average Total Return Swap Notional Amounts Outstanding
Fund	Year Ended December 31, 2022
AHL TargetRisk	68,991,102

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

AHL Managed Futures Strategy Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$–	$12,681,477	$–	$–	$–	$12,681,477
Receivable for variation margin from open futures contracts(2)	–	3,741,396	18,776,066	34,826,238	10,567,946	67,911,646

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$–	$(24,319,175)	$–	$–	$–	$(24,319,175)
Payable for variation margin from open futures contracts(2)	–	(6,748,283)	(11,858,551)	(26,434)	(20,124,714)	(38,757,982)

The effect of financial derivative instruments on the Statements of Operations as of December 31, 2022:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$46,263,631	$–	$–	$–	$46,263,631
Futures contracts	–	216,526,229	87,337,565	205,698,505	(130,010,492)	379,551,807

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$(10,003,195)	$–	$–	$–	$(10,003,195)
Futures contracts	–	8,573,711	5,212,621	35,063,699	(21,416,469)	27,433,562

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

AHL TargetRisk Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$–	$303,013	$–	$–	$–	$303,013
Receivable for variation margin from open futures contracts(2)	–	–	–	718	101,040	101,758
Unrealized appreciation from swap agreements	106,809	–	–	–	–	106,809

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$–	$(543,633)	$–	$–	$–	$(543,633)
Payable for variation margin from open futures contracts(2)	–	–	–	(5,746,529)	(4,789,173)	(10,535,702)
Unrealized depreciation from swap agreements	(300,341)	–	–	–	(3,228,064)	(3,528,405)
The effect of financial derivative instruments on the Statements of Operations as of December 31, 2022:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$3,748,431	$–	$–	$–	$3,748,431
Futures contracts	–	–	–	(81,403,309)	(36,039,706)	(117,443,015)
Swap agreements	(15,583,154)	–	–	–	39,055,922	23,472,768

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$3,628,768	$–	$–	$–	$3,628,768
Futures contracts	–	–	–	(5,550,982)	(11,861,959)	(17,412,941)
Swap agreements	(1,928,122)	–	–	–	(8,392,127)	(10,320,249)

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

AHL TargetRisk Core Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$–	$465	$–	$–	$–	$465
Receivable for variation margin from open futures contracts(2)	–	–	–	–	3,052	3,052

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$–	$(3,237)	$–	$–	$–	$(3,237)
Payable for variation margin from open futures contracts(2)	–	–	–	(229,994)	(149,438)	(379,432)

The effect of financial derivative instruments on the Statements of Operations as of December 31, 2022:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$18,722	$–	$–	$–	$18,722
Futures contracts	–	–	–	(1,453,084)	(524,255)	(1,977,339)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$1,084	$–	$–	$–	$1,084
Futures contracts	–	–	–	(229,004)	(275,780)	(504,784)
(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Master Agreements

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties govern transactions in OTC derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty.

As the ISDA Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, December 31, 2022.

AHL Managed Futures Strategy Fund

Offsetting of Financial and Derivative Assets as of December 31, 2022:
	Assets	Liabilities
Futures Contracts(1)(2)	$67,911,646	$38,757,982
Forward Foreign Currency Contracts	12,681,477	24,319,175

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$80,593,123	$63,077,157

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(67,911,646)	$(38,757,982)

Total derivative assets and liabilities subject to an MNA	$12,681,477	$24,319,175

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of December 31, 2022:
	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty			Non-Cash Collateral Pledged(2)	Cash Collateral Pledged(2)	Net Amount
Citibank, N.A.	$1,263,271	$(855,117)	$-	$-	$408,154
HSBC Bank (USA)	10,808,323	(10,808,323)	-	-	-
Royal Bank of Scotland PLC	609,883	(548,906)	-	-	60,977

Total	$12,681,477	$(12,212,346)	$-	$-	$469,131

	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty			Non-Cash Collateral Received(2)	Cash Collateral Received(2)	Net Amount
Citibank, N.A.	$855,117	$(855,117)	$-	$-	$-
HSBC Bank (USA)	22,915,152	(10,808,323)	-	12,106,829	-
Royal Bank of Scotland PLC	548,906	(548,906)	-	-	-

Total	$24,319,175	$(12,212,346)	$-	$12,106,829	$-

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

AHL TargetRisk Fund

Offsetting of Financial and Derivative Assets as of December 31, 2022:
	Assets	Liabilities
Futures Contracts(1)(2)	$101,758	$10,535,702
Swap Agreement - Centrally cleared(2)	106,809	300,341
Swap Agreement - OTC	-	3,228,064
Forward Foreign Currency Contracts	303,013	543,633

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$511,580	$14,607,740

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$208,567	$(10,836,043)

Total derivative assets and liabilities subject to an MNA	$303,013	$3,771,697

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of December 31, 2022:
	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty			Non-Cash Collateral Pledged(2)	Cash Collateral Pledged(2)	Net Amount
State Street Bank & Trust Co.	$303,013	$(303,013)	$-	$-	$-

	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty			Non-Cash Collateral Received(2)	Cash Collateral Received(2)	Net Amount
JPMorgan Securities LLC	$3,228,064	$-	$-	$3,228,064	$-
State Street Bank & Trust Co.	543,633	(303,013)	-	240,620	-

Total	$3,771,697	$(303,013)	$-	$3,468,684	$-

AHL TargetRisk Core Fund

Offsetting of Financial and Derivative Assets as of December 31, 2022:
	Assets	Liabilities
Futures Contracts(1)(2)	$3,052	$379,432
Forward Foreign Currency Contracts	465	3,237

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$3,517	$382,669

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$3,052	$379,432

Total derivative assets and liabilities subject to an MNA	$465	$3,237

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of December 31, 2022:
	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty			Non-Cash Collateral Pledged(2)	Cash Collateral Pledged(2)	Net Amount
State Street Bank & Trust Co.	$465	$(465)	$-	$-	$-

	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty			Non-Cash Collateral Received(2)	Cash Collateral Received(2)	Net Amount
State Street Bank & Trust Co.	$3,237	$(465)	$-	$-	$2,772

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(2) The securities presented here within are not subject to master netting agreements. As such, this is disclosed for informational purposes only.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Commodities Risk

The Funds’ investments in commodity-linked derivative instruments may subject the Funds to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as changes in supply and demand, drought, floods, weather, livestock disease, embargoes, tariffs, war, acts of terrorism and international economic, political and regulatory developments. The Funds and the Subsidiaries each may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, the Funds and the Subsidiaries may be more susceptible to risks associated with those sectors. The Funds’ investments in commodity-related instruments may lead to losses in excess of the Funds’ investment in such products. Such losses can significantly and adversely affect the NAV of the Funds and, consequently, a shareholder’s interest in the Funds.

Counterparty Risk

There are two separate categories of counterparty risk that arise out of a Fund’s investments in derivatives. The first relates to the risk that its swap counterparty defaults, and the second category relates to the risk that a futures commission merchant (“FCM”) would default on an obligation set forth in an agreement between a Fund and the FCM. As for the first category of risk, entering into derivatives in the OTC market involves counterparty risk, which is the risk that the dealer providing the derivative or other product will fail to timely perform its payment and other obligations or experience financial difficulties, which may include filing for bankruptcy. Therefore, to the extent that a Fund engages in trading in OTC markets, a Fund could be exposed to greater risk of loss through default than if it confined its trading to transactions that are centrally cleared. The second category of risk exists at and from the time that a Fund enters into derivatives transactions that are centrally cleared. In such cases, a clearing organization becomes a Fund’s counterparty and the principal counterparty risk is that the clearing organization itself will default. In addition, the FCM may hold margin posted in connection with those contracts and that margin may be rehypothecated (or re-pledged) by the FCM and lost or its return delayed due to a default by the FCM or other customer of the FCM. The FCM may itself file for bankruptcy, which would either delay the return of, or jeopardize altogether the assets posted by the FCM as margin in response to margin calls relating to cleared positions. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruptions, a Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for a Fund.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by the Funds may have an adverse impact on its price and make it difficult for the Funds to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade. Since the Funds can invest significantly in high-yield investments considered speculative in nature, this risk may be substantial.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

Currency Risk

The Funds may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, or by purchasing or selling forward currency exchange contracts in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar may decline in value relative to the currency being hedged, and thereby affect the Funds’ investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency denominated securities may reduce the returns of the Funds. Currency futures, forwards, options or swaps may not always work as intended, and in specific cases, the Funds may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Funds may choose to not hedge its currency risks.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may at times be illiquid, and the Funds may not be able to close out or sell a derivative at a particular time or at an anticipated price. Certain derivatives may be difficult to value, and valuation may be more difficult in times of market turmoil.

Derivatives may also be more volatile than other types of investments. The Funds may buy or sell derivatives not traded on an exchange, which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk and credit risk. As a result, the Funds may not recover their investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by a counterparty. Ongoing changes to the regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit a Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Funds invest a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Forward Foreign Currency Contracts Risk

Forward foreign currency contracts, including non-deliverable forwards, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of forward foreign currency contracts may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the forward foreign currency contract.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of a Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Hedging Risk

If the Funds use a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Funds’ return, or create a loss.

High Portfolio Turnover Risk

Portfolio turnover is a measure of a Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase a Fund’s transaction costs because of increased broker commissions resulting from such transactions. These costs are not reflected in the Funds’ annual operating expenses or in the expense example, but they can have a negative impact on performance. Frequent trading by the Funds could also result in increased realized net capital gains, distributions of which are taxable to the Funds’ shareholders (including net short-term capital gain distributions, which are taxable to them as ordinary income).

High-Yield Securities Risk

Exposure to high-yield, below investment-grade securities (commonly referred to as “junk bonds”) generally involves significantly greater risks than an investment in investment grade securities. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. These securities also may be difficult to sell at the time and price a Fund desires. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

High-yield securities may experience greater price volatility and less liquidity than investment grade securities. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Funds may lose its entire investment.

Interest Rate Risk

Generally, the value of investments with interest rate risk, such as fixed income securities or derivatives, will move in the opposite direction to movements in interest rates. The prices of fixed income securities or derivatives are also affected by their durations. Fixed income securities or derivatives with longer durations generally have greater sensitivity to changes in interest rates. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. An increase in interest rates can impact markets broadly as well. Extremely low or negative interest rates may become more prevalent among U.S. and foreign issuers. To the extent a Fund holds an investment with a negative interest rate to maturity, a Fund may generate a negative return on that investment. Conversely, in the future, interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to a Fund.

Leverage Risk

Financial leverage magnifies the exposure to the movement in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that a Fund will have the potential for greater losses than if a Fund does not use the derivative instruments that have a leveraging effect. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in a Fund’s exposure to an asset or class of assets and may cause a Fund’s NAV to be volatile.

A Fund may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Fund because a Fund may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Fund’s investments in derivatives is increasing, this could be offset by declining values of a Fund’s other investments. Conversely, it is possible that the rise in the value of a Fund’s non-derivative investments could be offset by a decline in the value of a Fund’s investments in derivatives. In either scenario, a Fund may experience losses. In a market where the value of a Fund’s investments in derivatives is declining and the value of its other investments is declining, a Fund may experience substantial losses. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. In addition, the costs that a Fund pays to engage in these practices are additional costs borne by a Fund and could reduce or eliminate any net investment profits.

LIBOR Risk

Certain of the instruments identified in the Fund’s principal investment strategies have variable or floating coupon rates that are based on the ICE LIBOR (“LIBOR”), the Secured Overnight Funding Rate (“SOFR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings within certain financial markets. Most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones to be phased out on June 30, 2023. These events and any additional regulatory or market changes may have an adverse impact on the Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund and the financial markets generally. SOFR has been selected by a committee established by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York to replace LIBOR as a Reference Rate in the United States. Other countries have undertaken similar initiatives to identify replacement Reference Rates for LIBOR in their respective markets. However, there are obstacles to converting certain existing investments and transactions to a new Reference Rate,

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

as well as risks associated with using a new Reference Rate with respect to new investments and transactions. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments, all of which would impact the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to June 30, 2023. At this time, it is not possible to completely identify or predict the effect of any transition, establishment of alternative Reference Rates or other reforms to Reference Rates that may be enacted in the UK or elsewhere. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV.

Liquidity Risk

When there is little or no active trading market for a specific type of security, it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by a Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, a Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Market Direction Risk

Since the Funds will typically hold both long and short positions, an investment in the Funds will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Funds’ results could suffer both when there is a general market advance and the Funds hold significant “short” positions, and when there is a general market decline and the Funds hold significant “long” positions. In recent years, the markets have shown considerable volatility from day to day and even in intra-day trading.

Market Timing Risk

The Funds are subject to the risk of market timing activities by investors due to the Funds’ investments in high yield, and foreign securities, or its exposure to foreign securities through the derivatives it holds. If the Funds trade foreign securities, it generally prices these foreign securities using their closing prices from the foreign markets in which they trade, which typically is prior to the Funds’ calculation of its net asset value (“NAV”). These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Funds may fair value high yield and foreign securities. However, some investors may engage in frequent short-term trading in the Funds to take advantage of any price differentials that may be reflected in the NAV of the Funds’ shares. Frequent trading by Funds shareholders poses risks to other shareholders in the Funds, including (i) the dilution of the Funds’ NAV, (ii) an increase in the Funds’ expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. While the Manager monitors trading in the Funds, there is no guarantee that it can detect all market timing activities.

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a Funds’ performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Non-Diversification Risk

The Funds are non-diversified, which means the Funds may focus their investments in the securities of a comparatively small number of issuers. Investments in securities of a limited number of issuers exposes the Funds to greater market risk and potential losses than if assets were diversified among the securities of a greater number of issuers.

Obsolescence Risk

The Funds are unlikely to be successful in its quantitative trading strategies unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and the sub-advisor does not successfully address such omission through its testing and evaluation and modify the models accordingly, major losses may result – all of which will be borne by the Funds. The sub-advisor will continue to test, evaluate and add new Models, which may lead to the Models being modified from time to time. Any modification of the Models or strategies will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance as to the effects (positive or negative) of any modification to the Models or strategies on a Fund’s performance.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds and ETFs. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

with investments in those companies. For example, the Funds’ investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Funds’ investment may decline, adversely affecting the Funds’ performance. ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. To the extent the Funds invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Funds are subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. ETFs have expenses associated with their operation, typically including advisory fees.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. Transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the pandemic has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an on-line business model and has disrupted the supply chains that many businesses depend on. The travel, hospitality and public transit industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased.

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through the economy. However, the Federal Reserve recently began to reduce its interventions as the economy improved and inflation accelerated. Concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown as a result. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there may be a further increase in public debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons.

Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes. The U.S. Federal Reserve has started to raise interest rates beginning in 2022, in part to address an increase in the annual inflation rate in the U.S. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives or their alteration or cessation.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

Slowing global economic growth, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, such as between Russia and Ukraine, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Short Position Risk

The Funds’ losses are potentially unlimited in a short position transaction because there is potentially no limit on the amount that the security that the Funds are required to purchase may have appreciated. Because the Funds may invest the proceeds of a short sale, another effect of short selling on the Funds is similar to the effect of leverage, in that it amplifies changes in the Funds’ net asset value since it increases the exposure of the Funds to the market.

Sovereign and Quasi Sovereign Debt Risk

An investment in sovereign and quasi-sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign and quasi-sovereign debt securities. These investments are issued or guaranteed by a sovereign government or entity affiliated with or backed by a sovereign government. The issuer of the sovereign or quasi-sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Funds may have limited recourse in the event of a default. In addition, these investments are subject to risk of payment delays or defaults due to (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country’s economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. It may be particularly difficult to enforce the rights of debt holders in frontier and emerging markets. A governmental entity that defaults on an obligation may request additional time in which to pay or receive further loans or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign and quasi-sovereign debt risk is increased for emerging and frontier markets issuers, which are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

Subsidiaries Risk

There can be no assurance that the investment objective of a Subsidiary will be achieved. The Subsidiaries are not registered under the Act, and are not subject to all the investor protections of the Act. However, the AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund wholly own and control its respective Subsidiary, and each Fund and its respective Subsidiary are both managed by the Manager and the sub-advisor pursuant to separate agreements, making it unlikely that a Subsidiary will take action contrary to the interests of its respective Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Funds, including its investment in the Subsidiaries, and each Fund’s role as sole shareholder of its respective Subsidiary. Changes in the laws of the United States and/or the Cayman Islands, under which the Funds and Subsidiaries, respectively, are organized, could result in the inability of the Funds and/or Subsidiaries to operate as described in the Prospectus and could negatively affect the Funds and their respective shareholders. For example, the Cayman Islands

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

government has undertaken not to impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. Rulemaking by the CFTC or other regulatory initiatives may affect the Funds’ ability to use its respective Subsidiary to pursue its investment strategies.

Swap Agreement Risk

Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leveraging risk. If swaps are used as a hedging strategy, the Funds are subject to the risk that the hedging strategy may not eliminate the risk that is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements. Swaps also may be difficult to value. Interest rate swaps, total return swaps, currency swaps, credit default swaps and commodities swaps are subject to counterparty risk, credit risk and liquidity risk. In addition, interest rate swaps are subject to interest rate risk, total return swaps are subject to market risk, and interest rate risk if the underlying securities are bonds or other debt obligations, currency swaps are subject to currency risk, and commodities swaps are subject to commodities risk.

Tax Risk

To qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) (“RIC”), the Funds must, among other requirements, derive at least 90% of their gross income for each taxable year from “qualifying income.” Income from certain commodity-linked derivative instruments in which the AHL Managed Futures Strategy and AHL TargetRisk Funds invest is not considered qualifying income. These Funds will therefore restrict their income from direct investments in those instruments, such as commodity-linked swaps, to a maximum of 10% of their gross income for each taxable year. Each of these Fund’s investment in its Subsidiary is expected to provide the Funds with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. The Internal Revenue Service (“IRS”) issued a large number of private letter rulings (“PLRs”) (which the Funds may not cite as precedent) from 2006 to 2011 that income a RIC derives from a wholly owned foreign subsidiary (a “controlled foreign corporation” or “CFC”) (such as the Subsidiary) that earns income derived from commodity-linked derivative instruments is qualifying income. Treasury regulations published on March 19, 2019, provide that income inclusions of a RIC from a CFC are qualifying income for the RIC whether or not the CFC makes distributions to the RIC out of its associated earnings and profits for the applicable taxable year. The federal income tax treatment of a Fund’s commodity-linked investments and income from its Subsidiary may be materially adversely affected by future legislation, other Treasury regulations, and/or guidance issued by the IRS that could affect whether income from such investments is qualifying income under Subchapter M or otherwise materially affect the character, timing or recognition, and/or amount of a Fund’s taxable income and/or net capital gains and, therefore, the distributions the Funds make.

Valuation Risk

This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

Volatility Risk

The Funds may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Funds’ NAV per share to experience significant increases or declines in value over short periods of time. Market interest rate changes may also cause the Funds’ NAV per share to experience volatility. This is because the value of an obligation asset in the Funds is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular obligation given its individual credit and other characteristics. If market interest rates change, an obligation’s value could be affected to the extent the interest rate paid on that obligation does not reset at the same time.

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year ended December 31, 2022 for AHL Managed Futures Strategy Fund and AHL TargetRisk Fund, and the tax years in the three year ended December 31, 2022 for AHL TargetRisk Core Fund remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. The Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

The tax character of distributions paid were as follows:

	AHL Managed Futures Strategy Fund		AHL TargetRisk Fund		AHL TargetRisk Core Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	From December 16, 2020A to December 31, 2021
Distributions paid from:
Ordinary income*
R5 Class	$62,533,110	$21,843,523	$3,095,432	$16,517,233	$–	$-
Y Class	214,827,965	90,829,013	13,941,700	97,838,548	–	4,162
Investor Class	5,322,277	2,009,635	430,049	2,470,685	–	-
A Class	15,338,590	541,837	145,850	770,861	–	4,162
C Class	2,806,659	748,629	324,296	2,716,822	–	4,162
R6 Class	-	–	–	–	–	403,689
Long-term capital gains
R5 Class	56,192,780	5,306,694	811,399	3,059,278	–	–
Y Class	194,493,777	22,080,178	3,759,095	18,169,587	10,103	1,709
Investor Class	4,964,302	524,272	127,249	470,033	–	-
A Class	13,928,808	136,682	41,426	144,793	625	1,709
C Class	2,758,161	214,959	132,586	536,976	600	1,709
R6 Class	-	-	–	-	59,399	165,798

Total distributions paid	$573,166,429	$144,235,422	$22,809,082	$142,694,816	$70,727	$587,100

A Commencement of operations.

* For tax purposes, short-term capital gains are considered ordinary income distributions.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

As of December 31, 2022, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
AHL Managed Futures Strategy	$3,430,493,827	$26,183,777	$(133,957,373)	$(107,773,596)
AHL TargetRisk	418,339,950	47,323	(42,744,265)	(42,696,942)
AHL TargetRisk Core	8,779,872	572	(136,512)	(135,940)

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
AHL Managed Futures Strategy	$(107,773,596)	$–	$–	$(163,764,871)	$109,281,042	$(162,257,425)
AHL TargetRisk	(42,696,942)	6,629,433	–	(143,092,572)	28,590,220	(150,569,861)
AHL TargetRisk Core	(135,940)	–	–	(2,114,697)	–	(2,250,637)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the tax deferral of losses related to straddles and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities. Accordingly, the following amounts represent current year permanent differences derived from distributions in excess of current earnings, distributions from a controlled foreign corporation, and the reclassification of income from investment subsidiary as of December 31, 2022:

Fund	Paid-In-Capital	Distributable Earnings/(Deficits)
AHL Managed Futures Strategy	$(13,091,215)	$13,091,215
AHL TargetRisk	910,767	(910,767)
AHL TargetRisk Core	(132,039)	132,039

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of December 31, 2022, the Funds had the following capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
AHL Managed Futures Strategy	$-	$-
AHL TargetRisk	84,429,296	58,663,276
AHL TargetRisk Core	1,000,006	1,114,691

The Funds are permitted for tax purposes to defer into the next fiscal year qualified late year losses. Qualified late year capital losses are net losses incurred after October 31 through the Fund’s fiscal year end, December 31, 2022. Qualified late year ordinary losses are specified losses generally incurred after October 31 through the end of the Fund’s fiscal year end, December 31, 2022. For the period ending December 31, 2022, AHL Managed Futures Strategy deferred $70,097,484 short-term capital loss and $56,092,788 long-term capital loss to January 1, 2023. AHL Managed Futures Strategy also deferred $37,574,599 ordinary loss to January 1, 2023.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended December 31, 2022 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non- U.S. Government Securities)	Sales of U.S. Government Securities
AHL Managed Futures Strategy	$–	$–	$–	$–
AHL TargetRisk	184,078,565	181,516,489	367,074,401	315,224,014
AHL TargetRisk Core	–	–	–	–

9.  Borrowing Arrangements

Effective November 11, 2022 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 9, 2023, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 9, 2023, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended December 31, 2022, the Funds did not utilize these facilities.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 Class
	Year Ended December 31, 2022		Year Ended December 31, 2021
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	54,506,502	$639,658,477	31,530,869	$350,947,948
Reinvestment of dividends	6,418,014	66,554,807	683,349	7,188,837
Shares redeemed	(39,451,537)	(471,391,629)	(5,362,859)	(60,424,440)

Net increase in shares outstanding	21,472,979	$234,821,655	26,851,359	$297,712,345

	Y Class
	Year Ended December 31, 2022		Year Ended December 31, 2021
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	166,515,996	$1,936,722,986	93,659,608	$1,065,101,186
Reinvestment of dividends	37,717,968	388,872,253	10,277,214	107,602,430
Shares redeemed	(102,465,983)	(1,193,534,161)	(33,066,916)	(368,914,674)

Net increase in shares outstanding	101,767,981	$1,132,061,078	70,869,906	$803,788,942

	Investor Class
	Year Ended December 31, 2022		Year Ended December 31, 2021
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	4,513,308	$53,065,036	1,304,903	$14,720,072
Reinvestment of dividends	997,754	10,137,185	240,564	2,489,835
Shares redeemed	(2,672,618)	(31,004,458)	(876,800)	(9,821,086)

Net increase in shares outstanding	2,838,444	$32,197,763	668,667	$7,388,821

	A Class
	Year Ended December 31, 2022		Year Ended December 31, 2021
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	17,397,853	$204,686,616	1,220,407	$13,775,450
Reinvestment of dividends	2,863,163	29,032,478	60,458	625,740
Shares redeemed	(1,967,543)	(22,529,798)	(783,136)	(8,799,722)

Net increase in shares outstanding	18,293,473	$211,189,296	497,729	$5,601,468

	C Class
	Year Ended December 31, 2022		Year Ended December 31, 2021
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	1,996,823	$22,903,534	739,611	$8,071,944
Reinvestment of dividends	533,952	5,216,714	88,024	883,759
Shares redeemed	(479,112)	(5,128,896)	(246,178)	(2,678,330)

Net increase in shares outstanding	2,051,663	$22,991,352	581,457	$6,277,373

	R5 Class
	Year Ended December 31, 2022		Year Ended December 31, 2021
AHL TargetRisk Fund	Shares	Amount	Shares	Amount
Shares sold	1,161,168	$12,863,057	2,368,476	$31,703,259
Reinvestment of dividends	382,952	3,718,464	1,580,727	19,221,646
Shares redeemed	(3,926,989)	(42,052,344)	(1,865,226)	(24,660,834)

Net increase (decrease) in shares outstanding	(2,382,869)	$(25,470,823)	2,083,977	$26,264,071

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

	Y Class
	Year Ended December 31, 2022		Year Ended December 31, 2021
AHL TargetRisk Fund	Shares	Amount	Shares	Amount
Shares sold	17,909,312	$198,353,953	29,952,811	$392,728,468
Reinvestment of dividends	1,778,194	17,266,267	9,190,748	111,667,590
Shares redeemed	(46,628,732)	(498,602,613)	(29,147,384)	(389,682,187)

Net increase (decrease) in shares outstanding	(26,941,226)	$(282,982,393)	9,996,175	$114,713,871

	Investor Class
	Year Ended December 31, 2022		Year Ended December 31, 2021
AHL TargetRisk Fund	Shares	Amount	Shares	Amount
Shares sold	310,978	$3,508,452	651,869	$8,912,966
Reinvestment of dividends	57,355	555,196	241,370	2,922,989
Shares redeemed	(710,243)	(7,661,224)	(639,362)	(8,558,885)

Net increase (decrease) in shares outstanding	(341,910)	$(3,597,576)	253,877	$3,277,070

	A Class
	Year Ended December 31, 2022		Year Ended December 31, 2021
AHL TargetRisk Fund	Shares	Amount	Shares	Amount
Shares sold	155,992	$1,696,505	259,315	$3,574,782
Reinvestment of dividends	19,173	184,824	75,010	906,127
Shares redeemed	(238,899)	(2,575,449)	(204,831)	(2,751,865)

Net increase (decrease) in shares outstanding	(63,734)	$(694,120)	129,494	$1,729,044

	C Class
	Year Ended December 31, 2022		Year Ended December 31, 2021
AHL TargetRisk Fund	Shares	Amount	Shares	Amount
Shares sold	272,812	$3,010,478	496,603	$6,542,854
Reinvestment of dividends	47,302	451,733	268,605	3,201,766
Shares redeemed	(822,185)	(8,509,131)	(227,925)	(2,932,209)

Net increase (decrease) in shares outstanding	(502,071)	$(5,046,920)	537,283	$6,812,411

	Y Class
	Year Ended December 31, 2022		Year Ended December 31, 2021
AHL TargetRisk Core Fund	Shares	Amount	Shares	Amount
Shares sold	295,831	$2,628,427	–	$–
Reinvestment of dividends	1,269	10,103	166	1,679
Shares redeemed	(136,026)	(1,211,791)	–	–

Net increase in shares outstanding	161,074	$1,426,739	166	$1,679

	A Class
	Year Ended December 31, 2022		Year Ended December 31, 2021
AHL TargetRisk Core Fund	Shares	Amount	Shares	Amount
Shares sold	–	$–	–	$–
Reinvestment of dividends	-	-	582	5,871
Shares redeemed	-	-	–	–

Net increase in shares outstanding	-	-	582	$5,871

	C Class
	Year Ended December 31, 2022		Year Ended December 31, 2021
AHL TargetRisk Core Fund	Shares	Amount	Shares	Amount
Shares sold	–	$–	–	$–
Reinvestment of dividends	77	600	168	1,679
Shares redeemed	-	-	–	–

Net increase in shares outstanding	77	$600	168	$1,679

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

	R6 Class
	Year Ended December 31, 2022		Year Ended December 31, 2021
AHL TargetRisk Core Fund	Shares	Amount	Shares	Amount
Shares sold	–	$–	–	$–
Reinvestment of dividends	7,444	59,399	36,768	372,463
Shares redeemed	–	–	–	–

Net increase in shares outstanding	7,444	$59,399	36,768	$372,463

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended December 31,
	2022	2021		2020	2019	2018

Net asset value, beginning of period	$10.49	$10.72		$10.22	$10.63	$10.57

Income (loss) from investment operations:
Net investment income (loss)	0.41	(0.18	)B	(1.03)	0.04	(0.02)
Net gains on investments (both realized and unrealized)	1.36	0.74		2.10	0.01	0.28

Total income from investment operations	1.77	0.56		1.07	0.05	0.26

Less distributions:
Dividends from net investment income	(0.52)	(0.47)		(0.34)	(0.27)	(0.14)
Distributions from net realized gains	(1.32)	(0.32)		(0.23)	(0.19)	(0.06)

Total distributions	(1.84)	(0.79)		(0.57)	(0.46)	(0.20)

Net asset value, end of period	$10.42	$10.49		$10.72	$10.22	$10.63

Total returnC	16.93%	5.12%		10.67%	0.43%	2.42%

Ratios and supplemental data:
Net assets, end of period	$693,916,735	$473,334,156		$195,920,482	$347,611,671	$396,044,490
Ratios to average net assets:
Expenses, before reimbursements and/or recoupmentsD	1.49%	1.55%		1.59%	1.60%	1.71%
Expenses, net of reimbursements and/or recoupmentsD	1.48%	1.54%		1.54%	1.54%	1.54%
Net investment income (loss), before expense reimbursements and/or recoupments	0.08%	(1.58)%		(3.19)%	0.52%	(0.40)%
Net investment income (loss), net of reimbursements and/or recoupments	0.09%	(1.57)%		(3.14)%	0.58%	(0.23)%
Portfolio turnover rateE	–%	–%		–%	-%	–%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D

Please refer to the Expense Reimbursement Plan in Note 2 of the Notes to the Financial Statements for information related to the voluntary fees waived and expenses reimbursed at the American Beacon Cayman Managed Futures Strategy Fund, Ltd.

E

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended December 31,
	2022	2021		2020	2019	2018

Net asset value, beginning of period	$10.43	$10.67		$10.17	$10.58	$10.53

Income (loss) from investment operations:
Net investment income (loss)	0.40	(0.17	)A	0.08	0.08	0.10
Net gains (losses) on investments (both realized and unrealized)	1.36	0.72		0.99	(0.05)	0.14

Total income from investment operations	1.76	0.55		1.07	0.03	0.24

Less distributions:
Dividends from net investment income	(0.51)	(0.47)		(0.34)	(0.25)	(0.13)
Distributions from net realized gains	(1.32)	(0.32)		(0.23)	(0.19)	(0.06)

Total distributions	(1.83)	(0.79)		(0.57)	(0.44)	(0.19)

Net asset value, end of period	$10.36	$10.43		$10.67	$10.17	$10.58

Total returnB	16.95%	5.04%		10.71%	0.34%	2.28%

Ratios and supplemental data:
Net assets, end of period	$2,650,349,111	$1,608,801,856		$888,669,539	$634,005,786	$500,530,112
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments[c]	1.56%	1.54%		1.64%	1.63%	1.72%
Expenses, net of reimbursements and/or recoupments[c]	1.55%	1.53%		1.62%	1.64%	1.64%
Net investment income (loss), before expense reimbursements and/or recoupments	0.00%	(1.48)%		0.02%	0.48%	0.71%
Net investment income (loss), net of reimbursements and/or recoupments	0.01%	(1.47)%		0.04%	0.47%	0.79%
Portfolio turnover rateD	–%	–%		–%	-%	–%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C

Please refer to the Expense Reimbursement Plan in Note 2 of the Notes to the Financial Statements for information related to the voluntary fees waived and expenses reimbursed at the American Beacon Cayman Managed Futures Strategy Fund, Ltd.

D

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31,
	2022		2021	2020		2019	2018

Net asset value, beginning of period	$10.32		$10.56	$10.07		$10.48	$10.44

Income (loss) from investment operations:
Net investment income (loss)	(0.02	)A	(0.17)	(0.04	)A	0.06	(0.12)
Net gains (losses) on investments (both realized and unrealized)	1.72		0.67	1.07		(0.05)	0.31

Total income from investment operations	1.70		0.50	1.03		0.01	0.19

Less distributions:
Dividends from net investment income	(0.49)		(0.42)	(0.31)		(0.23)	(0.09)
Distributions from net realized gains	(1.32)		(0.32)	(0.23)		(0.19)	(0.06)

Total distributions	(1.81)		(0.74)	(0.54)		(0.42)	(0.15)

Net asset value, end of period	$10.21		$10.32	$10.56		$10.07	$10.48

Total returnB	16.47%		4.69%	10.42%		0.08%	1.85%

Ratios and supplemental data:
Net assets, end of period	$66,007,099		$37,408,089	$31,217,881		$18,716,672	$17,292,936
Ratios to average net assets:
Expenses, before reimbursements and/or recoupmentsC	1.84%		1.93%	1.97%		1.94%	1.97%
Expenses, net of reimbursements and/or recoupmentsC	1.83%		1.92%	1.92%		1.92%	1.92%
Net investment income (loss), before expense reimbursements and/or recoupments	(0.20)%		(2.84)%	(0.44)%		0.17%	(0.95)%
Net investment income (loss), net of reimbursements and/or recoupments	(0.19)%		(2.83)%	(0.39)%		0.19%	(0.90)%
Portfolio turnover rateD	–%		–%	–%		-%	–%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C

Please refer to the Expense Reimbursement Plan in Note 2 of the Notes to the Financial Statements for information related to the voluntary fees waived and expenses reimbursed at the American Beacon Cayman Managed Futures Strategy Fund, Ltd.

D

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended December 31,
	2022	2021		2020	2019	2018

Net asset value, beginning of period	$10.32	$10.56		$10.08	$10.49	$10.53

Income (loss) from investment operations:
Net investment income (loss)	1.04	(0.16	)A	(0.01)	0.04	(0.06	)A
Net gains (losses) on investments (both realized and unrealized)	0.66	0.68		1.03	(0.03)	0.18

Total income from investment operations	1.70	0.52		1.02	0.01	0.12

Less distributions:
Dividends from net investment income	(0.51)	(0.44)		(0.31)	(0.23)	(0.10)
Distributions from net realized gains	(1.32)	(0.32)		(0.23)	(0.19)	(0.06)

Total distributions	(1.83)	(0.76)		(0.54)	(0.42)	(0.16)

Net asset value, end of period	$10.19	$10.32		$10.56	$10.08	$10.49

Total returnB	16.53%	4.88%		10.31%	0.06%	1.14%

Ratios and supplemental data:
Net assets, end of period	$195,971,375	$9,680,124		$4,653,583	$4,229,124	$4,303,787
Ratios to average net assets:
Expenses, before reimbursements and/or recoupmentsC	1.80%	1.82%		1.91%	1.89%	2.05%
Expenses, net of reimbursements and/or recoupmentsC	1.79%	1.81%		1.90%	1.94%	1.94%
Net investment income (loss), before expense reimbursements and/or recoupments	0.45%	(1.44)%		(0.69)%	0.22%	(0.72)%
Net investment income (loss), net of reimbursements and/or recoupments	0.46%	(1.43)%		(0.68)%	0.17%	(0.61)%
Portfolio turnover rateD	–%	–%		–%	-%	–%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C

Please refer to the Expense Reimbursement Plan in Note 2 of the Notes to the Financial Statements for information related to the voluntary fees waived and expenses reimbursed at the American Beacon Cayman Managed Futures Strategy Fund, Ltd.

D

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,
	2022		2021		2020		2019		2018

Net asset value, beginning of period	$10.00		$10.27		$9.82		$10.25		$10.19

Income (loss) from investment operations:
Net investment (loss)	(0.09	)A	(0.33	)A	(0.11	)A	(0.06	)A	(0.17)
Net gains (losses) on investments (both realized and unrealized)	1.66		0.75		1.04		(0.02)		0.30

Total income (loss) from investment operations	1.57		0.42		0.93		(0.08)		0.13

Less distributions:
Dividends from net investment income	(0.44)		(0.37)		(0.25)		(0.16)		(0.01)
Distributions from net realized gains	(1.32)		(0.32)		(0.23)		(0.19)		(0.06)

Total distributions	(1.76)		(0.69)		(0.48)		(0.35)		(0.07)

Net asset value, end of period	$9.81		$10.00		$10.27		$9.82		$10.25

Total returnB	15.71%		4.01%		9.62%		(0.78)%		1.30%

Ratios and supplemental data:
Net assets, end of period	$34,906,077		$15,052,491		$9,482,185		$6,352,147		$5,088,250
Ratios to average net assets:
Expenses, before reimbursements and/or recoupmentsC	2.53%		2.55%		2.65%		2.64%		2.78%
Expenses, net of reimbursements and/or recoupmentsC	2.52%		2.54%		2.64%		2.69%		2.69%
Net investment (loss), before expense reimbursements and/or recoupments	(0.82)%		(3.06)%		(1.07)%		(0.53)%		(1.61)%
Net investment (loss), net of reimbursements	(0.81)%		(3.05)%		(1.06)%		(0.58)%		(1.52)%
Portfolio turnover rateD	–%		–%		–%		-%		–%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C

Please refer to the Expense Reimbursement Plan in Note 2 of the Notes to the Financial Statements for information related to the voluntary fees waived and expenses reimbursed at the American Beacon Cayman Managed Futures Strategy Fund, Ltd.

D

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended December 31,
	2022		2021	2020	2019	2018B

Net asset value, beginning of period	$12.17		$12.75	$12.16	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.13	C	0.21	(0.05)	0.02	–
Net gains (losses) on investments (both realized and unrealized)	(2.12)		1.53	0.74	2.69	–

Total income (loss) from investment operations	(1.99)		1.74	0.69	2.71	–

Less distributions:
Dividends from net investment income	(0.36)		(0.97)	(0.03)	(0.02)	–
Distributions from net realized gains	(0.18)		(1.35)	(0.07)	(0.53)	–

Total distributions	(0.54)		(2.32)	(0.10)	(0.55)	–

Net asset value, end of period	$9.64		$12.17	$12.75	$12.16	$10.00

Total returnD	(16.42)%		13.69%	5.68%	27.06%	–%

Ratios and supplemental data:
Net assets, end of period	$69,246,839		$116,339,052	$95,337,373	$12,692,260	$24,800,000
Ratios to average net assets:
Expenses, before reimbursements and/or recoupmentsH	1.08%		1.05%	1.08%	1.59%	89.10	%E
Expenses, net of reimbursements and/or recoupmentsH	1.05	%G	1.04%	1.04%	1.04%	0.00	%F
Net investment income (loss), before expense reimbursements and/or recoupments	1.14%		0.62%	(0.97)%	(0.44)%	(89.10	)%E
Net investment income (loss), net of reimbursements and/or recoupments	1.17%		0.63%	(0.93)%	0.11%	0.00	%E
Portfolio turnover rate	277%		195%	197%	77%	–%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Commenced operations on December 31, 2018.
C	Per share amounts have been calculated using the average shares method.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Annualized.
F	The Manager agreed to voluntarily waive expenses as of 12/31/18, despite expense caps being in place, due to the one day of operations on the Fund.
G

Includes non-operating expenses consisting of dividends and interest expense from securities sold short. The Expenses, net of reimbursements, excluding non-operating expenses is 1.04% for the year ended December 31, 2022.

H

Please refer to the Expense Reimbursement Plan in Note 2 of the Notes to the Financial Statements for information related to the voluntary fees waived and expenses reimbursed at the American Beacon Cayman TargetRisk Company, Ltd.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended December 31,
	2022		2021	2020	2019	2018A

Net asset value, beginning of period	$12.16		$12.74	$12.16	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.11	B	0.28	(0.05)	(0.02)	–
Net gains (losses) on investments (both realized and unrealized)	(2.11)		1.46	0.73	2.73	–

Total income (loss) from investment operations	(2.00)		1.74	0.68	2.71	–

Less distributions:
Dividends from net investment income	(0.34)		(0.97)	(0.03)	(0.02)	–
Distributions from net realized gains	(0.18)		(1.35)	(0.07)	(0.53)	–

Total distributions	(0.52)		(2.32)	(0.10)	(0.55)	–

Net asset value, end of period	$9.64		$12.16	$12.74	$12.16	$10.00

Total returnC	(16.45)%		13.66%	5.55%	27.06%	–%

Ratios and supplemental data:
Net assets, end of period	$340,103,816		$756,225,072	$665,119,502	$118,366,001	$100,000
Ratios to average net assets:
Expenses, before reimbursements and/or recoupmentsF	1.11%		1.07%	1.13%	1.62%	241.64	%D
Expenses, net of reimbursements and/or recoupmentsF	1.10%		1.07%	1.11%	1.14%	0.00	%E
Net investment income (loss), before expense reimbursements and/or recoupments	1.03%		0.58%	(1.18)%	(1.13)%	(241.64	)%D
Net investment income (loss), net of reimbursements and/or recoupments	1.04%		0.58%	(1.16)%	(0.65)%	0.00%
Portfolio turnover rate	277%		195%	197%	77%	–%

A	Commenced operations on December 31, 2018.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Annualized.
E	The Manager agreed to voluntarily waive expenses as of 12/31/18, despite expense caps being in place, due to the one day of operations on the Fund.
F

Please refer to the Expense Reimbursement Plan in Note 2 of the Notes to the Financial Statements for information related to the voluntary fees waived and expenses reimbursed at the American Beacon Cayman TargetRisk Company, Ltd.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31,
	2022		2021	2020	2019	2018A

Net asset value, beginning of period	$12.11		$12.70	$12.14	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.09	B	0.21	(0.13)	(0.07)	–
Net gains (losses) on investments (both realized and unrealized)	(2.10)		1.47	0.76	2.76	–

Total income (loss) from investment operations	(2.01)		1.68	0.63	2.69	–

Less distributions:
Dividends from net investment income	(0.31)		(0.92)	–	(0.02)	–
Distributions from net realized gains	(0.18)		(1.35)	(0.07)	(0.53)	–

Total distributions	(0.49)		(2.27)	(0.07)	(0.55)	–

Net asset value, end of period	$9.61		$12.11	$12.70	$12.14	$10.00

Total returnC	(16.65)%		13.24%	5.18%	26.85%	–%

Ratios and supplemental data:
Net assets, end of period	$11,271,945		$18,344,072	$16,012,197	$8,469,551	$100,010
Ratios to average net assets:
Expenses, before reimbursements and/or recoupmentsF	1.41%		1.42%	1.45%	1.93%	241.89	%D
Expenses, net of reimbursements and/or recoupmentsF	1.41%		1.42%	1.42%	1.42%	0.00	%E
Net investment income (loss), before expense reimbursements and/or recoupments	0.80%		0.29%	(1.70)%	(1.49)%	(241.89	)%D
Net investment income (loss), net of reimbursements and/or recoupments	0.80%		0.29%	(1.67)%	(0.98)%	0.00%
Portfolio turnover rate	277%		195%	197%	77%	–%

A	Commenced operations on December 31, 2018.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Annualized.
E	The Manager agreed to voluntarily waive expenses as of 12/31/18, despite expense caps being in place, due to the one day of operations on the Fund.
F

Please refer to the Expense Reimbursement Plan in Note 2 of the Notes to the Financial Statements for information related to the voluntary fees waived and expenses reimbursed at the American Beacon Cayman TargetRisk Company, Ltd.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended December 31,
	2022		2021	2020		2019A

Net asset value, beginning of period	$12.08		$12.68	$12.12		$11.32

Income (loss) from investment operations:
Net investment income (loss)	0.10	B	0.25	(0.10)		(0.03)
Net gains (losses) on investments (both realized and unrealized)	(2.10)		1.45	0.73		1.38

Total income (loss) from investment operations	(2.00)		1.70	0.63		1.35

Less distributions:
Dividends from net investment income	(0.32)		(0.95)	(0.00	)C	(0.02)
Distributions from net realized gains	(0.18)		(1.35)	(0.07)		(0.53)

Total distributions	(0.50)		(2.30)	(0.07)		(0.55)

Net asset value, end of period	$9.58		$12.08	$12.68		$12.12

Total returnD	(16.56)%		13.38%	5.19%		11.89	%E

Ratios and supplemental data:
Net assets, end of period	$3,656,374		$5,381,597	$4,007,021		$1,469,217
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.33%		1.30%	1.45%		2.33	%F
Expenses, net of reimbursements and/or recoupments	1.32%		1.30%	1.44%		1.44	%F
Net investment income (loss), before expense reimbursements and/or recoupmentsG	0.89%		1.06%	(1.57)%		(1.73	)%F
Net investment income (loss), net of reimbursements and/or recoupmentsG	0.90%		1.06%	(1.56)%		(0.84	)%F
Portfolio turnover rate	277%		195%	197%		77	%E

A	Commenced operations on April 30, 2019.
B	Per share amounts have been calculated using the average shares method.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G

Please refer to the Expense Reimbursement Plan in Note 2 of the Notes to the Financial Statements for information related to the voluntary fees waived and expenses reimbursed at the American Beacon Cayman TargetRisk Company, Ltd.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,
	2022		2021		2020	2019A

Net asset value, beginning of period	$11.92		$12.55		$12.09	$11.32

Income (loss) from investment operations:
Net investment income (loss)	0.01	B	(0.02	)B	(0.17)	(0.06)
Net gains (losses) on investments (both realized and unrealized)	(2.06)		1.59		0.70	1.36

Total income (loss) from investment operations	(2.05)		1.57		0.53	1.30

Less distributions:
Dividends from net investment income	(0.20)		(0.85)		–	–
Distributions from net realized gains	(0.18)		(1.35)		(0.07)	(0.53)

Total distributions	(0.38)		(2.20)		(0.07)	(0.53)

Net asset value, end of period	$9.49		$11.92		$12.55	$12.09

Total returnC	(17.19)%		12.51%		4.37%	11.42	%D

Ratios and supplemental data:
Net assets, end of period	$11,650,636		$20,623,659		$14,969,947	$5,702,552
Ratios to average net assets:
Expenses, before reimbursements and/or recoupmentsF	2.10%		2.06%		2.20%	2.76	%E
Expenses, net of reimbursements and/or recoupmentsF	2.09%		2.06%		2.19%	2.19	%E
Net investment income (loss), before expense reimbursements and/or recoupments	0.09%		(0.15)%		(2.34)%	(2.28	)%E
Net investment income (loss), net of reimbursements	0.10%		(0.15)%		(2.33)%	(1.71	)%E
Portfolio turnover rate	277%		195%		197%	77	%D

A	Commenced operations on April 30, 2019.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F

Please refer to the Expense Reimbursement Plan in Note 2 of the Notes to the Financial Statements for information related to the voluntary fees waived and expenses reimbursed at the American Beacon Cayman TargetRisk Company, Ltd.

See accompanying notes

American Beacon AHL TargetRisk Core FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended December 31,			December 16, 2020A to December 31,
	2022	2021		2020

Net asset value, beginning of period	$10.14	$10.05		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.12	(0.11)		(0.00	)B
Net gains (losses) on investments (both realized and unrealized)	(2.35)	0.79		0.05

Total income (loss) from investment operations	(2.23)	0.68		0.05

Less distributions:
Distributions from net realized gains	(0.06)	(0.59)		–

Total distributions	(0.06)	(0.59)		–

Net asset value, end of period	$7.85	$10.14		$10.05

Total returnC	(22.01)%	6.75%		0.50	%D

Ratios and supplemental data:
Net assets, end of period	$1,344,083	$103,053		$100,456
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.60%	4.91	%E	19.25	%E F
Expenses, net of reimbursements and/or recoupments	1.09%	1.09%		1.09	%F
Net investment (loss), before expense reimbursements and/or recoupmentsE	(1.08)%	(4.89	)%E	(19.22	)%E F
Net investment income (loss), net of reimbursements and/or recoupments	0.43%	(1.07)%		(1.06	)%F
Portfolio turnover rateG	–%	–%		–%

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Includes non-recurring organization and offering costs.
F	Annualized.
G

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL TargetRisk Core FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended December 31,			December 16, 2020A to December 31,
	2022	2021		2020

Net asset value, beginning of period	$10.10	$10.04		$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.01)	(0.13)		(0.01)
Net gains (losses) on investments (both realized and unrealized)	(2.23)	0.78		0.05

Total income (loss) from investment operations	(2.24)	0.65		0.04

Less distributions:
Distributions from net realized gains	(0.06)	(0.59)		–

Total distributions	(0.06)	(0.59)		–

Net asset value, end of period	$7.80	$10.10		$10.04

Total returnB	(22.20)%	6.46%		0.40	%C

Ratios and supplemental data:
Net assets, end of period	$82,564	$106,920		$100,443
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.85%	5.16	%D	19.65	%D E
Expenses, net of reimbursements and/or recoupments	1.39%	1.39	%D	1.39	%D E
Net investment (loss), before expense reimbursements and/or recoupmentsD	(1.53)%	(5.14)%		(19.62	)%E
Net investment (loss), net of reimbursements and/or recoupments	(0.07)%	(1.37)%		(1.36	)%E
Portfolio turnover rateF	–%	–%		–%

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Includes non-recurring organization and offering costs.
E	Annualized.
F

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL TargetRisk Core FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,			December 16, 2020A to December 31,
	2022	2021		2020

Net asset value, beginning of period	$10.02	$10.04		$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.07)	(0.21)		(0.01)
Net gains (losses) on investments (both realized and unrealized)	(2.21)	0.78		0.05

Total income (loss) from investment operations	(2.28)	0.57		0.04

Less distributions:
Distributions from net realized gains	(0.06)	(0.59)		–

Total distributions	(0.06)	(0.59)		–

Net asset value, end of period	$7.68	$10.02		$10.04

Total returnB	(22.77)%	5.66%		0.40	%C

Ratios and supplemental data:
Net assets, end of period	$78,674	$101,889		$100,413
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	3.60%	5.96	%D	20.40	%D E
Expenses, net of reimbursements and/or recoupments	2.14%	2.14%		2.14	%E
Net investment (loss), before expense reimbursements and/or recoupmentsD	(2.28)%	(5.94	)%D	(20.37	)%D E
Net investment (loss), net of reimbursements	(0.82)%	(2.12)%		(2.11	)%E
Portfolio turnover rateF	–%	–%		–%

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Includes non-recurring organization and offering costs.
E	Annualized.
F

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL TargetRisk Core FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended December 31,			December 16, 2020A to December 31,
	2022	2021		2020

Net asset value, beginning of period	$10.15	$10.05		$10.00

Income from investment operations:
Net investment income (loss)	0.03	(0.10)		(0.00	)B
Net gains (losses) on investments (both realized and unrealized)	(2.25)	0.79		0.05

Total income (loss) from investment operations	(2.22)	0.69		0.05

Less distributions:
Distributions from net realized gains	(0.06)	(0.59)		–

Total distributions	(0.06)	(0.59)		–

Net asset value, end of period	$7.87	$10.15		$10.05

Total returnC	(21.89)%	6.85%		0.50	%D

Ratios and supplemental data:
Net assets, end of period	$7,980,434	$10,217,056		$9,744,619
Ratios to average net assets:
Expenses, before reimbursements and/or recoupmentsE	2.59%	3.60	%E	14.61	%E F
Expenses, net of reimbursements and/or recoupments	0.99%	0.99%		0.99	%F
Net investment (loss), before expense reimbursements and/or recoupmentsE	(1.27)%	(3.58	)%E	(14.58	)%E F
Net investment income (loss), net of reimbursements	0.33%	(0.97)%		(0.96	)%F
Portfolio turnover rateG	–%	–%		–%

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Includes non-recurring organization and offering costs.
F	Annualized.
G

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon FundsSM

Affirmation of the Commodity Pool Operator

December 31, 2022 (Unaudited)

To the best of my knowledge and belief, the information contained in the attached financial statements for the American Beacon AHL Managed Futures Strategy Fund, American Beacon AHL TargetRisk Fund and American Beacon AHL TargetRisk Core Fund for the period from January 1, 2022 to December 31, 2022, is accurate and complete.

Sonia L. Bates, Assistant Treasurer

American Beacon Advisors, Inc.

Commodity Pool Operator for the

American Beacon AHL Managed Futures Strategy Fund, American Beacon AHL TargetRisk Fund and

American Beacon AHL TargetRisk Core Fund

American Beacon FundsSM

Federal Tax Information

December 31, 2022 (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended December 31, 2022. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2022.

The Funds designated the following items with regard to distributions paid during the fiscal year ended December 31, 2022. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

AHL Managed Futures Strategy	N/A
AHL TargetRisk	N/A
AHL TargetRisk Core	N/A

Qualified Dividend Income:

AHL Managed Futures Strategy	N/A
AHL TargetRisk	N/A
AHL TargetRisk Core	N/A

Long-Term Capital Gain Distributions:

AHL Managed Futures Strategy	$272,337,828
AHL TargetRisk	$4,871,755
AHL TargetRisk Core	$70,727

Short-Term Capital Gain Distributions:

AHL Managed Futures Strategy	$139,981,268
AHL TargetRisk	$3,022,915
AHL TargetRisk Core	N/A

Shareholders received notification in January 2023 of the applicable tax information necessary to prepare their 2022 income tax returns.

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (68)**	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (53)	Trustee since 2015	Chief Financial Officer (2022-Present), The Conrad Prebys Foundation; President, SJVIIF, LLC, Impact Investment Fund (2018-2022); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-2022); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-2022); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Joseph B. Armes (60)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Gerard J. Arpey (64)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Director, The Home Depot, Inc. (2015-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Brenda A. Cline (62)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-2021);Chair, (2019-Present), Vice Chair (2018), Trustee (2004-Present), American Beacon Select Funds; Chair (2019-Present), Vice Chair (2018), Trustee (2017-Present), American Beacon Institutional Funds Trust; Chair (2019-2021), Vice Chair (2018), Trustee (2018-2021), American Beacon Sound Point Enhanced Income Fund (2018–2021); Chair (2019-2021), Vice Chair (2018), Trustee (2018-2021), American Beacon Apollo Total Return Fund (2018–2021).

Claudia A. Holz (65)	Trustee since 2018	Independent Director, Blue Owl Capital, Inc. (2021-Present); Partner, KPMG LLP (1990 – 2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Douglas A. Lindgren (61)	Trustee since 2018	Director, JLL Income Property Trust (2022-Present); CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Barbara J. McKenna, CFA (59)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present, President since 2009); Member, External Diversity Council of the Federal Reserve Bank of Boston (2021-Present); Member, Federal Reserve Bank of Boston CEO Roundtable (2021-Present); Board Advisor, United States Tennis Association (2021-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Jeffrey K. Ringdahl (47)	President since 2022 Vice President (2010-2022)	Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2010-2022), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present); Chief Operating Officer (2018-2022), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director (2017-Present), President & Chief Executive Officer (2022-Present), Executive Vice President (2017-2022), Resolute Investment Distributors, Inc.; Director (2017-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2018-2022), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; President (2022-Present), Senior Vice President (2017-2022), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, L.L.C.; Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & Chief Operating Officer, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director and Executive Vice President, Continuous Capital, LLC (2018-2022); Director, RSW Investments Holdings LLC (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), President (2022-Present), Vice President (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director (2018-Present), President (2022-Present), (Vice President (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; President (2022-Present); Vice President (2010-2022), American Beacon Select Funds; President (2022-Present), Vice President (2017-2022), American Beacon Institutional Funds Trust; Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Rosemary K. Behan (63)	VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President (2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, L.L.C. (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-2022); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Chief Legal Officer, Vice President and Secretary,

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year
American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Legal Officer, Vice President and Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Gregory J. Stumm (41)	VP since 2022	Senior Vice President, American Beacon Advisors, Inc. (2022-Present); Senior Vice President, Resolute Investment Managers, Inc. (2022-Present); Director and Senior Vice President, Resolute Investment Distributors, Inc. (2022-Present); Senior Vice President, Resolute Investment Services, Inc. (2022-Present); Vice President, American Beacon Select Funds (2022-Present); Vice President, American Beacon Institutional Funds Trust (2022-Present).

Paul B. Cavazos (53)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Erica Duncan (52)	VP since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Melinda G. Heika (61)	VP since 2021	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO (2017-Present), Resolute Investment Managers, Inc.; Treasurer, Resolute Investment Distributors, Inc. (2017); Senior Vice President (2021-Present); Treasurer and CFO (2017-Present), Resolute Investment Services, Inc.; Treasurer, American Private Equity Management, L.L.C. (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-2022); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), Vice President (2022-Present) and Treasurer (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director and Vice President (2022-Present), and Treasurer(2018-2022), American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer and Treasurer (2010-2021); American Beacon Funds; Vice President (2021-Present), Principal Accounting Officer (2017-2021) and Treasurer (2010-2021), American Beacon Select Funds; Vice President (2021–Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Terri L. McKinney (59)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021–Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-2021), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-2022); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Samuel J. Silver (59)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Christina E. Sears (51)	Chief Compliance Officer since 2004	Chief Compliance Officer (2004-Present), Vice President (2019-Present); American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-2021); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019) and Vice President (2016-2020), Alpha Quant Advisors, LLC ; Chief Compliance Officer (2018-2019), Vice President (2018-2022), Continuous Capital, LLC; Assistant Secretary, American Beacon Funds (1999-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Sonia L. Bates (66)	Principal Accounting Officer and Treasurer since 2021	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Director, Fund and Tax Reporting (2011-Present), Resolute Investment Services, Inc.; Assistant Treasurer, American Private Equity Management, L.L.C. (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Treasurer (2022-Present), Assistant Treasurer (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; Assistant Treasurer, American Beacon Funds (2011-2021); Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2011-2021), American Beacon Select Funds; Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2017-2021), American Beacon Institutional Funds Trust; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Apollo Total Return Fund.

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Shelley L. Dyson (53)	Assistant Treasurer since 2021	Fund Tax Manager (2020-Present), Manager, Tax (2014-2020), Resolute Investment Services, Inc.; Assistant Treasurer American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Treasurer, American Beacon Select Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

Shelley D. Abrahams (48)	Assistant Secretary since 2008	Senior Corporate Governance & Regulatory Specialist (2020-Present), Corporate Governance & Regulatory Specialist (2017-2020), Resolute Investment Services, Inc.; Assistant Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Secretary, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Rebecca L. Harris (56)	Vice President since 2022	Senior Vice President (2021-Present), Vice President (2011-2021), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President (2018-Present), Director (2022) Continuous Capital, LLC; Director, National Investment Services of American, LLC (2022-Present); Director, RSW Investments Holdings LLC (2022-Present); Director Shapiro Capital Management LLC (2022-Present); Director, SSI Investment Management LLC (2022-Present); Assistant Secretary, American Beacon Funds (2010-2022); Vice President (2022-Present), Assistant Secretary (2010-2022), American Beacon Select Funds; Vice President (2022-Present), Assistant Secretary (2017-2022), American Beacon Institutional Funds Trust; Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Teresa A. Oxford (64)	Assistant Secretary since 2015	Assistant Secretary and Associate General Counsel, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary and Associate General Counsel, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary and Associate General Counsel, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, Continuous Capital, LLC (2020-2022); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Michael D. Jiang (38)	Assistant Secretary since 2021	Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), American Beacon Advisors, Inc.; Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), Resolute Investment Managers, Inc.; Assistant Secretary (2022–Present) and Associate General Counsel, (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), Second Vice President (2015-2018), The Northern Trust Company; Assistant Secretary, American Beacon Select Funds (2021-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2021-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2021).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

American Beacon FundsSM

Privacy Policy

December 31, 2022 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you, so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Funds’ portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each calendar quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT SS&C GIDS Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon AHL Managed Futures Strategy Fund, American Beacon AHL TargetRisk Fund and American Beacon AHL TargetRisk Core Fund are service marks of American Beacon Advisors, Inc.

AR 12/22

American Beacon® FUNDS

2022 ANNUAL REPORT

December 31, 2022

BRIDGEWAY LARGE CAP GROWTH FUND

BRIDGEWAY LARGE CAP VALUE FUND

Bridgeway 1222

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

BRIDGEWAY LARGE CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Quantitative models may not perform as expected and may result in losses for the Fund. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. To the extent the Fund invests more heavily in particular sectors, its performance will be sensitive to factors affecting those sectors. Information Technology sector companies may face intense competition and rapid product obsolescence, have limited product lines, markets, financial resources or personnel, and lose patent, copyright and trademark protections. Although the Fund is managed pursuant to a tax management strategy, the Fund’s investments could create capital gains. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. The Fund’s incorporation of environmental, social and/or governance (ESG) considerations in its investment strategy may cause it to underperform funds that do not incorporate these considerations. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

BRIDGEWAY LARGE CAP VALUE FUND

Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Quantitative models may not perform as expected and may result in losses for the Fund. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. To the extent the Fund invests more heavily in particular sectors, its performance will be sensitive to factors affecting those sectors. Financial sector companies are heavily regulated and particularly sensitive to interest rate fluctuations. Although the Fund is managed pursuant to a tax management strategy, the Fund’s investments could create capital gains. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. The Fund’s incorporation of environmental, social and/or governance (ESG) considerations in its investment strategy may cause it to underperform funds that do not incorporate these considerations. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	December 31, 2022

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Warren E. Buffett, the “Oracle of Omaha” and billionaire chairman and CEO of Berkshire Hathaway, once said, “Predicting rain doesn’t count. Building arks does.”

Mr. Buffet’s plain-spoken words make a great deal of common sense. Figuring out when the next dangerous storm may occur could prove to be an effort in futility if we haven’t also devised a plan for preserving our physical well-being when the thunder rolls and the lightning strikes. The time to build a shelter is before the storm clouds appear on the horizon. The same can also be said about our investment portfolios. Careful planning and fine-tuning can be especially important as we seek to preserve and grow our investment portfolios during periods of economic uncertainty – particularly as we consider the effects of higher inflation, slower economic growth and geopolitical concerns such as Russia’s war with Ukraine.

None of us has the ability to foresee the future – not even the Oracle of Omaha. To help your investment portfolio weather storms over the long term, we encourage you to work with financial professionals to develop your personal savings plan, conduct annual plan reviews, and make thoughtful, purposeful plan adjustments to better manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your risk-tolerance level, you may be better positioned to withstand short-term crises. Through careful planning, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Jeffrey K. Ringdahl

President

American Beacon Funds

1

Domestic Equity Market Overview

December 31, 2022 (Unaudited)

After several years of positive momentum, U.S. equity markets came to a halt in 2022. Beginning in the first quarter of 2022, domestic markets recorded their worst performance in two years. Stock prices began falling amid investor worries over rising inflation, the ongoing disruption caused by new COVID-19 strains and growing expectations for interest rate hikes. Russia’s invasion of Ukraine at the end of February added to those concerns. In early March, stringent economic sanctions and sharply rising oil prices added to market volatility. During the first quarter, the CBOE Volatility Index®, or VIX®, a key measure of turbulence in U.S. stocks, hit a high of 36.55 on March 7, before declining rapidly as the immediate impact of those shocks wore off and oil prices moderated. Markets rebounded in late March, helping offset some of the quarter’s earlier declines.

However, during the second quarter of 2022, U.S. equity markets resumed their downward trajectory, leading to the worst first-half performance in decades. Tightening monetary policy and high inflation weighed heavily on investor sentiment throughout the period. The Federal Reserve (the “Fed”) raised benchmark interest rates twice during the second quarter, for a total increase of 1.25 percentage points. Sustained high oil prices linked to the Russia-Ukraine war also contributed to inflation and negative sentiment. The downturn’s effects were felt across the broader U.S. equity markets, with cyclical companies and interest-rate sensitive sectors like Information Technology falling alongside Consumer Staples stocks that often hold up better during a slowing economy.

With a third-straight quarterly decline in the third quarter of 2022, several major indexes notched their worst nine-month performance in 20 years. Inflation remained a key driver of the downward trend. The Fed maintained its hawkish positioning in response to high inflation, enacting its fifth rate increase of the year on September 22 and bringing the targeted federal funds rate to a range of 3.00% to 3.25%. Continued high inflation in the face of this more hawkish monetary policy also stoked investor fears of a potential recession.

In the fourth quarter of 2022, investors welcomed signs of moderating inflation in October and November, driving stock markets and U.S. stocks higher. However, worries about a potential recession in 2023 weighed on investor sentiment in December, leading to a monthly decline that offset some of the quarter’s earlier gains. The fourth quarter’s positive result also did little to reverse the downward trajectory of the previous three quarters, as all three major U.S. equity indexes posted their worst annual performance since 2008.

2

American Beacon Bridgeway Large Cap Growth FundSM

Performance Overview

December 31, 2022 (Unaudited)

The Investor Class of the American Beacon Bridgeway Large Cap Growth Fund (the “Fund”) returned -25.44% for the twelve months ended December 31, 2022, compared to the Russell 1000® Growth Index (the “Index”) return of -29.14% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 12/31/2012 through 12/31/2022

Total Returns for the Period Ended December 31, 2022

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 12/31/2012- 12/31/2022
R5 Class (1,8)	BRLGX	(25.17)%	7.03%	8.45%	13.02%	$33,993
Y Class (1,2,8)	BLYYX	(25.21)%	6.96%	8.20%	12.96%	$33,824
Investor Class (1,3,8)	BLYPX	(25.44)%	6.68%	8.08%	12.74%	$33,166
A without Sales Charge (1,4,8)	BLYAX	(25.42)%	6.71%	8.06%	12.76%	$33,231
A with Sales Charge (1,4,8)	BLYAX	(29.70)%	4.62%	6.80%	12.09%	$31,312
C without Sales Charge (1,5,8)	BLYCX	(25.97)%	5.90%	7.12%	12.17%	$31,528
C with Sales Charge (1,5,8)	BLYCX	(26.97)%	5.90%	7.12%	12.17%	$31,528
R6 Class (1,6,8)	BLYRX	(25.15)%	7.08%	8.50%	13.04%	$34,079

Russell 1000® Growth Index (7)		(29.14)%	7.79%	10.96%	14.10%	$37,397

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of fees charged to the R5 Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

2.

Fund performance for the ten-year period represent the returns achieved by the R5 Class from 12/31/2012 up to 2/5/2016, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the R5 Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 12/31/2012. A portion of the fees charged to the Y Class has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

3

American Beacon Bridgeway Large Cap Growth FundSM

Performance Overview

December 31, 2022 (Unaudited)

3.

Fund performance for the ten-year period represent the returns achieved by the R5 Class from 12/31/2012 up to 2/5/2016, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the R5 Class. Therefore, total returns shown may be higher than they would have been had the Investor Class been in existence since 12/31/2012. A portion of the fees charged to the Investor Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was higher than actual returns shown since inception.

4.

Fund performance for the ten-year period represent the returns achieved by the R5 Class from 12/31/2012 through 2/5/2016, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the R5 Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 12/31/2012. A portion of the fees charged to the A Class of the Fund was waived from Fund inception through 2018, partially recovered in 2019 and waived in 2020 through 2022. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived. A Class shares have a maximum sales charge of 5.75%.

5.

Fund performance for the ten-year period represent the returns achieved by the R5 Class from 12/31/2012 through 2/5/2016, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the R5 Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 12/31/2012. A portion of fees charged to the C Class of the Fund was waived from Fund inception through 2017, partially recovered in 2018 and 2019 and waived in 2020 through 2022. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.

Fund performance for the five-year and ten-year periods represent the returns achieved by the R5 Class from 12/31/2012 through 4/30/2018, the inception date of the R6 Class and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than the R5 Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 12/31/2012. A portion of fees charged to the R6 Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

7.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index and Russell 1000 Index are registered trademarks of Frank Russell Company. American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. LSE Group is not responsible for and has not reviewed the American Beacon Bridgeway Large Cap Growth Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. All rights in the Russell 1000 Growth Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell 1000® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Manager. One cannot directly invest in an index.

8.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, C, and R6 Class shares were 0.92%, 0.95%, 1.24%, 1.21%, 1.95%, and 0.88%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index for the period due to both security selection and sector allocation.

Most of the Fund’s relative outperformance related to security selection was attributed to holdings in the Consumer Discretionary and Materials sectors. In the Consumer Discretionary sector, not owning Tesla, Inc. (down 65.0% for the Index) and a position in AutoZone, Inc. (up 17.5%) contributed to relative performance. Within the Materials sector, Steel Dynamics, Inc. (up 69.1%) lifted relative returns. This performance was modestly offset by positions in the Information Technology sector. Within this sector, positions in Nvidia Corp. (down 51.1%) and HubSpot, Inc. (down 43.3%) detracted from the Fund’s relative performance.

From a sector allocation perspective, the Fund’s overweight allocation to the Energy sector and underweight allocation to Communication Services boosted relative performance. In contrast, an underweight allocation to the Industrials sector reduced performance for the period.

The sub-advisor continues to invest in a broadly diversified portfolio of companies they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

4

American Beacon Bridgeway Large Cap Growth FundSM

Performance Overview

December 31, 2022 (Unaudited)

Top Ten Holdings (% Net Assets)
Microsoft Corp.		4.1
Apple, Inc.		2.5
KLA Corp.		2.5
Adobe, Inc.		2.2
Cigna Corp.		2.2
Pinterest, Inc., Class A		2.2
Automatic Data Processing, Inc.		2.0
ServiceNow, Inc.		2.0
Alphabet, Inc., Class A		1.9
Veeva Systems, Inc., Class A		1.9

Total Fund Holdings	75

Sector Allocation (% Equities)
Information Technology		42.3
Consumer Discretionary		12.8
Health Care		11.9
Financials		9.1
Industrials		6.5
Communication Services		6.4
Materials		5.3
Energy		2.6
Consumer Staples		2.3
Utilities		0.8

5

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

December 31, 2022 (Unaudited)

The Investor Class of the American Beacon Bridgeway Large Cap Value Fund (the “Fund”) returned -8.04% for the twelve months ended December 31, 2022. The Fund underperformed the Russell 1000® Value Index (the “Index”) return of -7.54% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 12/31/2012 through 12/31/2022

Total Returns for the Period Ended December 31, 2022

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 12/31/2012- 12/31/2022
R5 Class (1,8)	BRLVX	(7.74)%	3.21%	3.59%	9.58%	$24,964
Y Class (1,2,8)	BWLYX	(7.81)%	3.13%	3.52%	9.51%	$24,794
Investor Class (1,3,8)	BWLIX	(8.04)%	2.87%	3.25%	9.23%	$24,171
A without Sales Charge (1,4,8)	BWLAX	(8.04)%	2.87%	3.25%	9.18%	$24,061
A with Sales Charge (1,4,8)	BWLAX	(13.33)%	0.86%	2.03%	8.53%	$22,681
C without Sales Charge (1,5,8)	BWLCX	(8.73)%	2.10%	2.48%	8.53%	$22,678
C with Sales Charge (1,5,8)	BWLCX	(9.73)%	2.10%	2.48%	8.53%	$22,678
R6 Class (1,6,8)	BWLRX	(7.74)%	3.24%	3.62%	9.59%	$24,988

Russell 1000® Value Index (7)		(7.54)%	5.96%	6.67%	10.29%	$26,632

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total returns based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to the R5 Class was waived through 2013, partially recovered in 2014, fully recovered in 2015 and waived in 2021. Performance prior to waiving fees was lower than the actual returns shown for periods when fees were waived.

2.

A portion of the fees charged to the Y Class was waived in 2012, partially recovered in 2013, fully recovered in 2014, and waived in 2022. Performance prior to waiving fees was lower than the actual returns shown for periods when fees were waived.

6

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

December 31, 2022 (Unaudited)

3.	A portion of the fees charged to the Investor Class was waived in 2012 and fully recovered in 2013. Performance prior to waiving fees was lower than the actual returns shown for the ten-year period.

4.

A portion of the fees charged to the A Class was waived in 2012 and 2013, fully recovered in 2014 and waived in 2021. Performance prior to waiving fees was lower than the actual returns shown for periods when fees were waived. A Class shares have a maximum sales charge of 5.75%.

5.

A portion of the fees charged to the C Class was waived in 2012 and 2013, fully recovered in 2014 and waived in 2021. Performance prior to waiving fees was lower than the actual returns shown for periods when fees were waived. C Class shares automatically convert to A Class shares 8 years after purchase, if the conversion is available through your financial intermediary. The performance for C Class shares reflects the conversion of C Class shares to A Class shares after 8 years. If the conversion was not reflected, the ten-year return would have been 8.37% with and without Sales Charge. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.

Fund performance for the ten-year period represents the returns achieved by the R5 Class from 12/31/2012 through 4/28/2017, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than the R5 Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 12/31/2012. A portion of the fees charged to the R6 Class of the Fund was waived in 2017. Performance prior to waiving fees was lower than actual returns shown for the ten-year period.

7.

The Russell 1000® Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Russell 1000 Value Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. LSE Group is not responsible for and has not reviewed the American Beacon Bridgeway Large Cap Value Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. All rights in the Russell 1000 Value Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell 1000® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Manager. One cannot directly invest in an index.

8.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, C, and R6 Class shares were 0.75%, 0.82%, 1.08%, 1.08%, 1.84%, and 0.72%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund trailed the Index as sector allocation detracted from relative performance versus the Index. Conversely, security selection contributed to relative performance.

The Fund’s underweight allocation to the Health Care sector and overweight allocation to the Information Technology sector detracted from relative performance. Somewhat offsetting this underperformance was an underweight allocation to the Real Estate sector.

From a security selection perspective, the Information Technology and Financials sectors contributed the most relative value. Within the Information Technology sector, not owning Salesforce, Inc. and Cisco Systems, Inc. (down 47.8% and 22.5%, respectively, for the Index) helped relative performance. In the Financials sector, MetLife, Inc., (up 19.3%) and Aflac, Inc. (up 27.4%) also boosted performance. Wayfair, Inc., Class A (down 66.8%) and Williams-Sonoma, Inc. (down 30.1%) detracted from returns in the Consumer Discretionary sector.

The sub-advisor continues to invest in a broadly diversified portfolio of companies they believe have attractive valuations. This approach should allow the Fund to benefit over the longer term.

7

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

December 31, 2022 (Unaudited)

Top Ten Holdings (% Net Assets)
Tapestry, Inc.		2.5
Charles River Laboratories International, Inc.		2.2
Cleveland-Cliffs, Inc.		2.2
Keysight Technologies, Inc.		2.2
UnitedHealth Group, Inc.		2.2
Amgen, Inc.		2.1
Builders FirstSource, Inc.		2.1
Meta Platforms, Inc., Class A		2.1
MetLife, Inc.		2.1
Texas Instruments, Inc.		2.1

Total Fund Holdings	80

Sector Allocation (% Equities)
Financials		21.1
Health Care		14.1
Information Technology		12.2
Consumer Discretionary		11.3
Industrials		10.7
Materials		9.5
Communication Services		7.7
Energy		6.9
Consumer Staples		5.9
Utilities		0.6

8

American Beacon FundsSM

Expense Examples

December 31, 2022 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from July 1, 2022 through December 31, 2022.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

9

American Beacon FundsSM

Expense Examples

December 31, 2022 (Unaudited)

American Beacon Bridgeway Large Cap Growth Fund

	Beginning Account Value 7/1/2022	Ending Account Value 12/31/2022	Expenses Paid During Period 7/1/2022-12/31/2022*
R5 Class
Actual	$1,000.00	$1,042.90	$4.12
Hypothetical**	$1,000.00	$1,021.17	$4.08
Y Class
Actual	$1,000.00	$1,042.40	$4.27
Hypothetical**	$1,000.00	$1,021.02	$4.23
Investor Class
Actual	$1,000.00	$1,040.80	$5.76
Hypothetical**	$1,000.00	$1,019.56	$5.70
A Class
Actual	$1,000.00	$1,041.50	$5.61
Hypothetical**	$1,000.00	$1,019.71	$5.55
C Class
Actual	$1,000.00	$1,036.80	$9.39
Hypothetical**	$1,000.00	$1,015.98	$9.30
R6 Class
Actual	$1,000.00	$1,043.10	$3.91
Hypothetical**	$1,000.00	$1,021.37	$3.87

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.80%, 0.83%, 1.12%, 1.09%, 1.83%, and 0.76% for the R5, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Bridgeway Large Cap Value Fund

	Beginning Account Value 7/1/2022	Ending Account Value 12/31/2022	Expenses Paid During Period 7/1/2022-12/31/2022*
R5 Class
Actual	$1,000.00	$1,056.70	$4.15
Hypothetical**	$1,000.00	$1,021.17	$4.08
Y Class
Actual	$1,000.00	$1,056.20	$4.51
Hypothetical**	$1,000.00	$1,020.82	$4.43
Investor Class
Actual	$1,000.00	$1,054.90	$5.80
Hypothetical**	$1,000.00	$1,019.56	$5.70
A Class
Actual	$1,000.00	$1,055.50	$5.75
Hypothetical**	$1,000.00	$1,019.61	$5.65
C Class
Actual	$1,000.00	$1,050.90	$9.72
Hypothetical**	$1,000.00	$1,015.73	$9.55
R6 Class
Actual	$1,000.00	$1,056.80	$3.99
Hypothetical**	$1,000.00	$1,021.32	$3.92

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.80%, 0.87%, 1.12%, 1.11%, 1.88%, and 0.77% for the R5, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

10

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Funds and Shareholders of American Beacon Bridgeway Large Cap Growth Fund and American Beacon Bridgeway Large Cap Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Beacon Bridgeway Large Cap Growth Fund and American Beacon Bridgeway Large Cap Value Fund (two of the funds constituting American Beacon Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations and of changes in net assets for the year ended December 31, 2022, including the related notes, and the financial highlights for the year ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for the year ended December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended December 31, 2021 and the financial highlights for each of the periods ended on or prior to December 31, 2021 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 28, 2022 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodians and broker. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

March 1, 2023

We have served as the auditor of one or more investment companies in the American Beacon family of funds since 2016.

11

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

December 31, 2022

	Shares	Fair Value

COMMON STOCKS - 96.29%

Communication Services - 6.15%

Diversified Telecommunication Services - 0.54%
Lumen Technologies, Inc.	153,500	$801,270

Entertainment - 1.03%
Netflix, Inc.A	5,200	1,533,376

Interactive Media & Services - 4.05%
Alphabet, Inc., Class AA	32,000	2,823,360
Pinterest, Inc., Class AA	131,700	3,197,676

		6,021,036

Media - 0.53%
Nexstar Media Group, Inc., Class A	4,500	787,635

Total Communication Services		9,143,317

Consumer Discretionary - 12.35%

Hotels, Restaurants & Leisure - 2.57%
Booking Holdings, Inc.A	800	1,612,224
Chipotle Mexican Grill, Inc.A	500	693,745
Marriott International, Inc., Class A	10,200	1,518,678

		3,824,647

Internet & Direct Marketing Retail - 2.88%
Amazon.com, Inc.A	31,600	2,654,400
Etsy, Inc.A	13,600	1,629,008

		4,283,408

Specialty Retail - 5.54%
AutoZone, Inc.A	500	1,233,090
Lowe’s Cos., Inc.	11,500	2,291,260
TJX Cos., Inc.	33,600	2,674,560
Williams-Sonoma, Inc.	17,700	2,034,084

		8,232,994

Textiles, Apparel & Luxury Goods - 1.36%
Lululemon Athletica, Inc.A	6,300	2,018,394

Total Consumer Discretionary		18,359,443

Consumer Staples - 2.20%

Food & Staples Retailing - 1.15%
BJ’s Wholesale Club Holdings, Inc.A	25,700	1,700,312

Food Products - 1.05%
Pilgrim’s Pride Corp.A	66,000	1,566,180

Total Consumer Staples		3,266,492

Energy - 2.53%

Oil, Gas & Consumable Fuels - 2.53%
Cheniere Energy, Inc.	6,400	959,744
EOG Resources, Inc.	10,000	1,295,200
Pioneer Natural Resources Co.	6,600	1,507,374

		3,762,318

Total Energy		3,762,318

See accompanying notes

12

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

December 31, 2022

	Shares	Fair Value

COMMON STOCKS - 96.29% (continued)

Financials - 8.77%

Banks - 3.60%
Citigroup, Inc.	43,900	$1,985,597
Citizens Financial Group, Inc.	41,200	1,622,044
First Citizens BancShares, Inc., Class A	2,300	1,744,228

		5,351,869

Capital Markets - 0.81%
FactSet Research Systems, Inc.	3,000	1,203,630

Consumer Finance - 1.12%
Synchrony Financial	50,600	1,662,716

Insurance - 3.24%
Allstate Corp.	17,000	2,305,200
Arch Capital Group Ltd.A	40,000	2,511,200

		4,816,400

Total Financials		13,034,615

Health Care - 11.50%

Biotechnology - 4.18%
Incyte Corp.A	31,800	2,554,176
Regeneron Pharmaceuticals, Inc.A	2,600	1,875,874
Sarepta Therapeutics, Inc.A	13,800	1,788,204

		6,218,254

Health Care Equipment & Supplies - 0.00%
Contra Abiomed, Inc.	4,500	4,590

Health Care Providers & Services - 5.40%
Cigna Corp.	9,800	3,247,132
McKesson Corp.	3,800	1,425,456
Molina Healthcare, Inc.A	4,200	1,386,924
UnitedHealth Group, Inc.	3,700	1,961,666

		8,021,178

Health Care Technology - 1.92%
Veeva Systems, Inc., Class AA	17,700	2,856,426

Total Health Care		17,100,448

Industrials - 6.26%

Machinery - 0.79%
Xylem, Inc.	10,600	1,172,042

Professional Services - 3.40%
Booz Allen Hamilton Holding Corp.	16,400	1,714,128
CoStar Group, Inc.A	23,900	1,846,992
Robert Half International, Inc.	20,400	1,506,132

		5,067,252

Trading Companies & Distributors - 2.07%
Fastenal Co.	30,900	1,462,188
WW Grainger, Inc.	2,900	1,613,125

		3,075,313

Total Industrials		9,314,607

See accompanying notes

13

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

December 31, 2022

	Shares	Fair Value

COMMON STOCKS - 96.29% (continued)

Information Technology - 40.70%

Communications Equipment - 1.51%
Arista Networks, Inc.A	18,500	$2,244,975

Electronic Equipment, Instruments & Components - 1.98%
CDW Corp.	4,500	803,610
Jabil, Inc.	31,500	2,148,300

		2,951,910

IT Services - 5.03%
Automatic Data Processing, Inc.	12,200	2,914,092
Mastercard, Inc., Class A	7,600	2,642,748
Paychex, Inc.	16,600	1,918,296

		7,475,136

Semiconductors & Semiconductor Equipment - 8.08%
Advanced Micro Devices, Inc.A	33,100	2,143,887
Enphase Energy, Inc.A	5,500	1,457,280
KLA Corp.	9,700	3,657,191
QUALCOMM, Inc.	16,100	1,770,034
Teradyne, Inc.	17,000	1,484,950
Texas Instruments, Inc.	9,100	1,503,502

		12,016,844

Software - 18.22%
Adobe, Inc.A	9,900	3,331,647
Atlassian Corp., Class AA	4,000	514,720
Autodesk, Inc.A	9,700	1,812,639
Cadence Design Systems, Inc.A	17,000	2,730,880
Fair Isaac Corp.A	4,700	2,813,326
Fortinet, Inc.A	38,800	1,896,932
Intuit, Inc.	3,600	1,401,192
Microsoft Corp.	25,400	6,091,428
Palo Alto Networks, Inc.A	18,900	2,637,306
PTC, Inc.A	7,000	840,280
ServiceNow, Inc.A	7,800	3,028,506

		27,098,856

Technology Hardware, Storage & Peripherals - 5.88%
Apple, Inc.	28,400	3,690,012
Dell Technologies, Inc., Class C	52,500	2,111,550
HP, Inc.	77,400	2,079,738
Pure Storage, Inc., Class AA	32,000	856,320

		8,737,620

Total Information Technology		60,525,341

Materials - 5.06%

Chemicals - 3.98%
CF Industries Holdings, Inc.	26,800	2,283,360
Dow, Inc.	41,200	2,076,068
LyondellBasell Industries NV, Class A	18,700	1,552,661

		5,912,089

Metals & Mining - 1.08%
Cleveland-Cliffs, Inc.A	50,000	805,500
Steel Dynamics, Inc.	8,200	801,140

		1,606,640

Total Materials		7,518,729

See accompanying notes

14

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

December 31, 2022

	Shares	Fair Value

COMMON STOCKS - 96.29% (continued)

Utilities - 0.77%

Independent Power & Renewable Electricity Producers - 0.77%
AES Corp.	40,000	$1,150,400

Total Common Stocks (Cost $140,002,155)		143,175,710

SHORT-TERM INVESTMENTS - 3.85% (Cost $5,726,360)

Investment Companies - 3.85%
American Beacon U.S. Government Money Market Select Fund, 4.17%B C	5,726,360	5,726,360

TOTAL INVESTMENTS - 100.14% (Cost $145,728,515)		148,902,070
LIABILITIES, NET OF OTHER ASSETS - (0.14%)		(209,110)

TOTAL NET ASSETS - 100.00%		$148,692,960

Percentages are stated as a percent of net assets.

A Non-income producing security.

B The Fund is affiliated by having the same investment advisor.

C 7-day yield.

PLC – Public Limited Company.

Long Futures Contracts Open on December 31, 2022:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CME e-Mini Standard & Poor’s 500 Index Futures	28	March 2023	$5,401,820	$5,405,400	$3,580

			$5,401,820	$5,405,400	$3,580

Index Abbreviations:
CME	Chicago Mercantile Exchange.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2022, the investments were classified as described below:

Bridgeway Large Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$143,175,710	$–	$–	$143,175,710
Short-Term Investments	5,726,360	–	–	5,726,360

Total Investments in Securities - Assets	$148,902,070	$–	$–	$148,902,070

Financial Derivative Instruments - Assets
Futures Contracts	$3,580	$–	$–	$3,580

Total Financial Derivative Instruments - Assets	$3,580	$–	$–	$3,580

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended December 31, 2022, there were no transfers into or out of Level 3.

See accompanying notes

15

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2022

	Shares	Fair Value

COMMON STOCKS - 97.14%

Communication Services - 7.50%

Diversified Telecommunication Services - 4.07%
AT&T, Inc.	440,800	$8,115,128
Lumen Technologies, Inc.	657,300	3,431,106
Verizon Communications, Inc.	200,000	7,880,000

		19,426,234

Interactive Media & Services - 2.07%
Meta Platforms, Inc., Class AA	82,200	9,891,948

Media - 1.36%
Sirius XM Holdings, Inc.B	1,107,100	6,465,464

Total Communication Services		35,783,646

Consumer Discretionary - 11.01%

Automobiles - 1.47%
Ford Motor Co.	601,700	6,997,771

Hotels, Restaurants & Leisure - 3.35%
McDonald’s Corp.	32,900	8,670,137
MGM Resorts International	218,400	7,322,952

		15,993,089

Household Durables - 0.90%
Whirlpool Corp.	30,400	4,300,384

Internet & Direct Marketing Retail - 1.75%
eBay, Inc.	201,100	8,339,617

Specialty Retail - 1.07%
Williams-Sonoma, Inc.	44,600	5,125,432

Textiles, Apparel & Luxury Goods - 2.47%
Tapestry, Inc.	309,700	11,793,376

Total Consumer Discretionary		52,549,669

Consumer Staples - 5.73%

Food & Staples Retailing - 0.95%
BJ’s Wholesale Club Holdings, Inc.A	68,700	4,545,192

Food Products - 4.13%
General Mills, Inc.	94,900	7,957,365
Hershey Co.	29,100	6,738,687
J M Smucker Co.	15,166	2,403,204
Kellogg Co.	37,000	2,635,880

		19,735,136

Household Products - 0.65%
Procter & Gamble Co.	20,300	3,076,668

Total Consumer Staples		27,356,996

Energy - 6.68%

Oil, Gas & Consumable Fuels - 6.68%
APA Corp.	178,500	8,332,380
ConocoPhillips	10,800	1,274,400
EOG Resources, Inc.	11,100	1,437,672
Marathon Petroleum Corp.	51,000	5,935,890

See accompanying notes

16

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2022

	Shares	Fair Value

COMMON STOCKS - 97.14% (continued)

Energy - 6.68% (continued)

Oil, Gas & Consumable Fuels - 6.68% (continued)
Occidental Petroleum Corp.	69,900	$4,403,001
Phillips 66	29,700	3,091,176
Range Resources Corp.	189,500	4,741,290
Valero Energy Corp.	21,100	2,676,746

		31,892,555

Total Energy		31,892,555

Financials - 20.45%

Banks - 2.59%
Citigroup, Inc.	140,700	6,363,861
JPMorgan Chase & Co.	39,200	5,256,720
KeyCorp	41,800	728,156

		12,348,737

Capital Markets - 2.53%
Jefferies Financial Group, Inc.	106,800	3,661,104
Morningstar, Inc.	38,800	8,403,692

		12,064,796

Consumer Finance - 4.15%
Ally Financial, Inc.	173,700	4,246,965
Capital One Financial Corp.	49,700	4,620,112
Credit Acceptance Corp.A B	6,000	2,846,400
Synchrony Financial	247,300	8,126,278

		19,839,755

Insurance - 10.59%
Aflac, Inc.	86,600	6,230,004
Allstate Corp.	67,345	9,131,982
American Financial Group, Inc.	40,400	5,546,112
American International Group, Inc.	90,400	5,716,896
F&G Annuities & Life, Inc.A	9,594	191,976
Fidelity National Financial, Inc.	141,100	5,308,182
MetLife, Inc.	139,100	10,066,667
Prudential Financial, Inc.	69,400	6,902,524
Travelers Cos., Inc.	7,800	1,462,422

		50,556,765

Thrifts & Mortgage Finance - 0.59%
Rocket Cos., Inc., Class A	403,100	2,821,700

Total Financials		97,631,753

Health Care - 13.67%

Biotechnology - 4.50%
Amgen, Inc.	37,600	9,875,264
Biogen, Inc.A	20,000	5,538,400
Vertex Pharmaceuticals, Inc.A	21,000	6,064,380

		21,478,044

Health Care Equipment & Supplies - 1.85%
Becton Dickinson & Co.	34,800	8,849,640

Health Care Providers & Services - 5.10%
Cigna Corp.	12,000	3,976,080

See accompanying notes

17

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2022

	Shares	Fair Value

COMMON STOCKS - 97.14% (continued)

Health Care - 13.67% (continued)

Health Care Providers & Services - 5.10% (continued)
McKesson Corp.	7,500	$2,813,400
Molina Healthcare, Inc.A	13,000	4,292,860
Quest Diagnostics, Inc.	18,300	2,862,852
UnitedHealth Group, Inc.	19,600	10,391,528

		24,336,720

Life Sciences Tools & Services - 2.22%
Charles River Laboratories International, Inc.A	48,600	10,589,940

Total Health Care		65,254,344

Industrials - 10.39%

Building Products - 4.41%
Builders FirstSource, Inc.A	153,700	9,972,056
Johnson Controls International PLC	74,700	4,780,800
Owens Corning	73,800	6,295,140

		21,047,996

Commercial Services & Supplies - 1.28%
Rollins, Inc.	166,850	6,096,699

Construction & Engineering - 1.72%
Valmont Industries, Inc.	15,850	5,241,120
WillScot Mobile Mini Holdings Corp.A	65,900	2,976,703

		8,217,823

Machinery - 0.48%
Cummins, Inc.	4,000	969,160
Xylem, Inc.	11,900	1,315,783

		2,284,943

Professional Services - 0.80%
CoStar Group, Inc.A	49,700	3,840,816

Road & Rail - 1.70%
Avis Budget Group, Inc.A	49,400	8,098,142

Total Industrials		49,586,419

Information Technology - 11.89%

Electronic Equipment, Instruments & Components - 2.18%
Keysight Technologies, Inc.A	60,900	10,418,163

IT Services - 3.69%
Automatic Data Processing, Inc.	36,900	8,813,934
VeriSign, Inc.A	42,800	8,792,832

		17,606,766

Semiconductors & Semiconductor Equipment - 3.08%
Analog Devices, Inc.	28,300	4,642,049
Texas Instruments, Inc.	60,800	10,045,376

		14,687,425

Software - 1.12%
Dropbox, Inc., Class AA	239,600	5,362,248

See accompanying notes

18

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2022

	Shares	Fair Value

COMMON STOCKS - 97.14% (continued)

Information Technology - 11.89% (continued)

Technology Hardware, Storage & Peripherals - 1.82%
HP, Inc.	322,400	$8,662,888

Total Information Technology		56,737,490

Materials - 9.23%

Chemicals - 2.75%
Dow, Inc.	81,700	4,116,863
LyondellBasell Industries NV, Class A	55,900	4,641,377
Olin Corp.	82,300	4,356,962

		13,115,202

Metals & Mining - 6.48%
Alcoa Corp.	63,800	2,900,986
Cleveland-Cliffs, Inc.A	650,000	10,471,500
Nucor Corp.	64,400	8,488,564
Steel Dynamics, Inc.	93,100	9,095,870

		30,956,920

Total Materials		44,072,122

Utilities - 0.59%

Gas Utilities - 0.59%
UGI Corp.	76,000	2,817,320

Total Common Stocks (Cost $445,173,391)		463,682,314

SHORT-TERM INVESTMENTS - 3.00% (Cost $14,309,453)

Investment Companies - 3.00%
American Beacon U.S. Government Money Market Select Fund, 4.17%C D	14,309,453	14,309,453

SECURITIES LENDING COLLATERAL - 0.29% (Cost $1,376,616)

Investment Companies - 0.29%
American Beacon U.S. Government Money Market Select Fund, 4.17%C D	1,376,616	1,376,616

TOTAL INVESTMENTS - 100.43% (Cost $460,859,460)		479,368,383
LIABILITIES, NET OF OTHER ASSETS - (0.43%)		(2,032,025)

TOTAL NET ASSETS - 100.00%		$477,336,358

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at December 31, 2022 (Note 9).

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

PLC - Public Limited Company.

Long Futures Contracts Open on December 31, 2022:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CME e-Mini Standard & Poor’s 500 Index Futures	69	March 2023	$13,236,240	$13,320,450	$84,210

			$13,236,240	$13,320,450	$84,210

Index Abbreviations:
CME	Chicago Mercantile Exchange.

See accompanying notes

19

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2022

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2022, the investments were classified as described below:

Bridgeway Large Cap Value Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$463,682,314	$-	$-	$463,682,314
Short-Term Investments	14,309,453	-	-	14,309,453
Securities Lending Collateral	1,376,616	-	-	1,376,616

Total Investments in Securities - Assets	$479,368,383	$-	$-	$479,368,383

Financial Derivative Instruments - Assets
Futures Contracts	$84,210	$-	$-	$84,210

Total Financial Derivative Instruments - Assets	$84,210	$-	$-	$84,210

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended December 31, 2022, there were no transfers into or out of Level 3.

See accompanying notes

20

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2022

	Bridgeway Large Cap Growth Fund	Bridgeway Large Cap Value Fund
Assets:
Investments in unaffiliated securities, at fair value† §	$143,175,710	$463,682,314
Investments in affiliated securities, at fair value‡	5,726,360	15,686,069
Cash collateral held at broker for futures contracts	184,000	294,000
Dividends and interest receivable	85,798	387,372
Receivable for investments sold	–	236,630
Receivable for fund shares sold	46,843	1,694,062
Receivable for expense reimbursement (Note 2)	149,506	–
Receivable for variation margin on open futures contracts (Note 5)	3,653	84,327
Prepaid expenses	26,866	52,443

Total assets	149,398,736	482,117,217

Liabilities:
Payable for fund shares redeemed	507,187	2,858,103
Cash due to broker for futures contracts	1,967	59,698
Management and sub-advisory fees payable (Note 2)	92,243	272,998
Service fees payable (Note 2)	16,929	19,099
Transfer agent fees payable (Note 2)	6,094	33,690
Payable upon return of securities loaned (Note 9)§	–	1,376,616
Custody and fund accounting fees payable	11,146	21,502
Professional fees payable	49,404	59,595
Payable for prospectus and shareholder reports	3,664	31,615
Other liabilities	17,142	47,943

Total liabilities	705,776	4,780,859

Net assets	$148,692,960	$477,336,358

Analysis of net assets:
Paid-in-capital	$144,279,358	$436,755,268
Total distributable earnings (deficits)A	4,413,602	40,581,090

Net assets	$148,692,960	$477,336,358

Shares outstanding at no par value (unlimited shares authorized):
R5 Class	2,968,714	9,444,086

Y Class	26,111	5,232,186

Investor Class	2,926,182	2,969,037

A Class	48,171	862,620

C Class	32,563	936,881

R6 Class	423,531	1,106,096

Net assets:
R5 Class	$69,755,325	$220,554,216

Y Class	$608,328	$121,618,005

Investor Class	$66,552,222	$68,797,588

A Class	$1,102,933	$19,853,284

C Class	$684,305	$20,717,120

R6 Class	$9,989,847	$25,796,145

Net asset value, offering and redemption price per share:
R5 Class	$23.50	$23.35

Y Class	$23.30	$23.24

Investor Class	$22.74	$23.17

A Class	$22.90	$23.02

A Class (offering price)	$24.30	$24.42

C Class	$21.01	$22.11

R6 Class	$23.59	$23.32

† Cost of investments in unaffiliated securities	$140,002,155	$445,173,391
‡ Cost of investments in affiliated securities	$5,726,360	$15,686,069
§ Fair value of securities on loan	$–	$8,846,271

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

21

American Beacon FundsSM

Statements of Operations

For the year ended December 31, 2022

	Bridgeway Large Cap Growth Fund		Bridgeway Large Cap Value Fund
Investment income:
Dividend income from unaffiliated securities	$2,041,873		$16,072,588
Dividend income from affiliated securities (Note 2)	53,935		163,893
Interest income	172		–
Income derived from securities lending (Note 9)	5,250		381,692

Total investment income	2,101,230		16,618,173

Expenses:
Management and sub-advisory fees (Note 2)	1,318,727		4,521,111
Transfer agent fees:
R5 Class (Note 2)	39,937		124,552
Y Class (Note 2)	1,165		161,517
Investor Class	8,531		5,066
A Class	–		1,958
C Class	–		1,922
R6 Class	735		1,845
Custody and fund accounting fees	47,249		86,093
Professional fees	52,094		98,944
Registration fees and expenses	84,213		86,455
Service fees (Note 2):
Investor Class	258,094		266,735
A Class	1,167		19,269
C Class	885		24,522
Distribution fees (Note 2):
A Class	3,379		54,234
C Class	12,477		242,320
Prospectus and shareholder report expenses	20,202		–
Trustee fees (Note 2)	14,488		53,012
Loan expense (Note 10)	1,226		3,963
Other expenses	37,787		53,802

Total expenses	1,902,356		5,807,320

Net fees waived and expenses (reimbursed) / recouped (Note 2)	(243,413	)C	–
Net sub-advisory fees waived (Note 2)	–		(2,285)

Net expenses	1,658,943		5,805,035

Net investment income	442,287		10,813,138

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	16,742,548		27,366,940
Futures contracts	(680,080)		(3,680,144)
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	(74,413,246)		(99,888,031)
Futures contracts	(65,731)		191,348

Net (loss) from investments	(58,416,509)		(76,009,887)

Net (decrease) in net assets resulting from operations	$(57,974,222)		$(65,196,749)

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.
C The Manager voluntarily reimbursed service fees in the amount of $3,813 for the Bridgeway Large Cap Growth Fund.

See accompanying notes

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Statements of Changes in Net Assets

	Bridgeway Large Cap Growth Fund		Bridgeway Large Cap Value Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$442,287	$(284,931)	$10,813,138	$11,501,906
Net realized gain from investments in unaffiliated securities and futures contracts	16,062,468	42,731,785	23,686,796	160,455,091
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities and futures contracts	(74,478,977)	2,552,000	(99,696,683)	20,585,455

Net increase (decrease) in net assets resulting from operations	(57,974,222)	44,998,854	(65,196,749)	192,542,452

Distributions to shareholders:
Total retained earnings:
R5 Class	(10,752,449)	(19,164,375)	(10,507,965)	(34,314,210)
Y Class	(94,793)	(374,350)	(5,693,829)	(17,122,508)
Investor Class	(9,953,815)	(16,159,278)	(3,027,978)	(8,547,850)
A Class	(166,622)	(330,734)	(892,038)	(2,313,681)
C Class	(142,247)	(374,665)	(785,043)	(2,451,430)
R6 Class	(1,458,319)	(3,012,487)	(1,215,332)	(6,358,125)

Net distributions to shareholders	(22,568,245)	(39,415,889)	(22,122,185)	(71,107,804)

Capital share transactions (Note 11):
Proceeds from sales of shares	12,088,747	17,948,289	124,586,358	220,967,359
Reinvestment of dividends and distributions	22,399,070	39,137,671	21,695,444	69,292,001
Cost of shares redeemed	(38,268,050)	(52,271,918)	(362,052,257)	(634,890,130)

Net increase (decrease) in net assets from capital share transactions	(3,780,233)	4,814,042	(215,770,455)	(344,630,770)

Net increase (decrease) in net assets	(84,322,700)	10,397,007	(303,089,389)	(223,196,122)

Net assets:
Beginning of year	233,015,660	222,618,653	780,425,747	1,003,621,869

End of year	$148,692,960	$233,015,660	$477,336,358	$780,425,747

See accompanying notes

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, open-end management investment companies. As of December 31, 2022, the Trust consists of twenty-five active series, two of which are presented in this filing: American Beacon Bridgeway Large Cap Growth Fund and American Beacon Bridgeway Large Cap Value Fund (collectively, the “Funds” and each individually a “Fund”). The remaining twenty-three active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing London Inter-bank Offered Rate (“LIBOR”) or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06 Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848 which updates and clarifies ASU No. 2020-04. The amendments in this ASU defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management expects these ASUs will not have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminated the asset segregation framework used by funds to comply with Section 18 of the Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds were not required to fully comply with the new rule until August 19, 2022. Management has evaluated the implications of these changes, and has determined that there is no impact to the financial statements.

On December 3, 2020, the SEC adopted new rule 2a-5 (Valuation Rule) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management has evaluated the Valuation Rule, and has determined that there is no impact to the financial statements.

In June 2022, the FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820); Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which provides clarifying guidance that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Management expects the ASU will not have a material impact on the Funds’ financial statements.

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Notes to Financial Statements

December 31, 2022

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary, such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The Funds distribute most or all of their net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment

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Notes to Financial Statements

December 31, 2022

income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain (loss) in the Funds’ Statements of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to a Fund will be paid from the assets of a Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreements with Bridgeway Capital Management, LLC (the “Sub-Advisor”) pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on each Fund’s average daily net assets according to the following schedule:

First $250 million	0.40%
Next $250 million	0.35%
Over $500 million	0.30%

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Notes to Financial Statements

December 31, 2022

The Sub-Advisor has contractually agreed to waive a portion of its sub-advisory fee equal to 0.05% of the Bridgeway Large Cap Value Fund’s average daily net assets managed by the Sub-Advisor on amounts that exceed $750 million through April 30, 2023. The contractual fee waiver by the Sub-Advisor can be changed or terminated only in the discretion and with the approval of a majority of the Board. For the year ended December 31, 2022, the Sub-Advisor waived $2,285 of its sub-advisory fee.

The Management and Sub-Advisory Fees paid by the Funds for the year ended December 31, 2022 were as follows:

Bridgeway Large Cap Growth Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$616,355
Sub-Advisor Fees	0.40%	702,372

Total	0.75%	$1,318,727

Bridgeway Large Cap Value Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$2,276,213
Sub-Advisor Fees	0.33%	2,244,898

Total	0.68%	$4,521,111

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and sub-advisory fees” on the Statements of Operations. During the year ended December 31, 2022, the Manager received securities lending fees of $472 and $48,125 for the securities lending activities of Bridgeway Large Cap Growth Fund and Bridgeway Large Cap Value Fund, respectively.

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

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Notes to Financial Statements

December 31, 2022

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended December 31, 2022, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Bridgeway Large Cap Growth	$24,154
Bridgeway Large Cap Value	254,663

As of December 31, 2022, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Bridgeway Large Cap Growth	$1,963
Bridgeway Large Cap Value	26,968

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds listed below held the following shares with a December 31, 2022 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	December 31, 2022 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	December 31, 2022 Fair Value
U.S. Government Money Market Select	Direct	Bridgeway Large Cap Growth	$5,726,360	$-	$-	$53,935	$5,726,360
U.S. Government Money Market Select	Direct	Bridgeway Large Cap Value	14,309,453	-	-	163,893	14,309,453
U.S. Government Money Market Select	Securities Lending	Bridgeway Large Cap Value	1,376,616	-	-	N/A	1,376,616

The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended December 31, 2022, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Bridgeway Large Cap Growth	$3,680	$44	$3,724
Bridgeway Large Cap Value	14,968	1,766	16,734

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Notes to Financial Statements

December 31, 2022

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended December 31, 2022, the Bridgeway Large Cap Growth Fund borrowed on average $2,285,159 for 2 days at an average interest rate of 1.78% with interest charges of $223 and the Bridgeway Large Cap Value Fund borrowed on average $7,132,656 for 2 days at an average interest rate of 0.88% with interest charges of $344. These amounts are recorded as “Other expenses” in the Statements of Operations.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds, through April 30, 2023, to the extent that total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) exceed the Funds’ expense cap. During the year ended December 31, 2022, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap
Fund	Class	1/1/2022 - 4/30/2022	5/1/2022 - 12/31/2022	Reimbursed Expenses		(Recouped) Expenses		Expiration of Reimbursed Expenses
Bridgeway Large Cap Growth	R5	0.81%	0.80%	$115,222		$-		2025
Bridgeway Large Cap Growth	Y	0.86%	0.83%	2,750		(2,254	)*	2025
Bridgeway Large Cap Growth	Investor	1.12%	1.12%	98,686		-		2025
Bridgeway Large Cap Growth	A	1.10%	1.09%	2,608		(1,798	)*	2025
Bridgeway Large Cap Growth	C	1.84%	1.83%	3,012		(3,016	)*	2025
Bridgeway Large Cap Growth	R6	0.76%	0.76%	17,322		-		-
Bridgeway Large Cap Value	R5	N/A	N/A	1,169	**	-		-
Bridgeway Large Cap Value	Y	N/A	N/A	545	**	-		-
Bridgeway Large Cap Value	Investor	N/A	N/A	263	**	-		-
Bridgeway Large Cap Value	A	N/A	N/A	73	**	-		-
Bridgeway Large Cap Value	C	N/A	N/A	85	**	-		-
Bridgeway Large Cap Value	R6	N/A	N/A	150	**	-		-

* These amounts represent Recouped Expenses from prior fiscal years and are reflected in Other expenses on the Statements of Operations.

** Waiver relates to Sub-Advisory Fees. See note in Footnote 2 for more details.

Of the above amounts, $149,506 was disclosed as a Receivable for expense reimbursement on the Statements of Assets and Liabilities at December 31, 2022 for the Bridgeway Large Cap Growth Fund.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the

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Notes to Financial Statements

December 31, 2022

Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2025. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Bridgeway Large Cap Growth	$1,156	$-	$160,402	2022
Bridgeway Large Cap Growth	5,214	300,953	-	2023
Bridgeway Large Cap Growth	698	266,384	-	2024
Bridgeway Large Cap Value	-	-	4,871	2022

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of A Class sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended December 31, 2022, RID collected $202 and $1,287 for Bridgeway Large Cap Growth Fund and Bridgeway Large Cap Value Fund, respectively, from the sale of A Class Shares.

A CDSC of 0.50% will be deducted with respect to A Class Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the A Class Shares redeemed. During the year ended December 31, 2022, there were no CDSC fees collected for the A Class Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to C Class Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the C Class Shares redeemed. During the year ended December 31, 2022, CDSC fees of $218 and $14 were collected for the C Class Shares of Bridgeway Large Cap Value Fund and Bridgeway Large Cap Growth Fund, respectively.

Trustee Fees and Expenses

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $130,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

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Notes to Financial Statements

December 31, 2022

3.  Security Valuation and Fair Value Measurements

The price of each Fund’s shares is based on its net asset value (“NAV”) per share. Each Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of a Fund’s shares is determined based on a pro rata allocation of a Fund’s investment income, expenses and total capital gains and losses. A Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, a Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Funds do not price their shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when a Fund is not open for business, which may result in the value of a Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When a Fund holds securities or other assets that are denominated in a foreign currency, a Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

The Valuation Rule establishes requirements for determining fair value in good faith for purposes of the Act, including related oversight and reporting requirements. The Valuation Rule also defines when market quotations are “readily available,” which is the threshold for determining whether a Fund must fair value a security. Among other things, the Valuation Rule permits the Board to designate the Manager as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Manager’s fair value determinations. Effective September 8, 2022, the Board has designated the Manager as valuation designee to perform fair value functions in accordance with the requirements of the Valuation Rule. Prior to September 8, 2022, fair value determinations were made pursuant to methodologies approved by the Board.

Rule 2a-5 under the Investment Company Act (the “Valuation Rule”) establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the Investment Company Act, the threshold for determining whether a Fund must fair value a security.

The Valuation Rule permits a Fund’s board to designate the Fund’s primary investment adviser as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the registered investment company’s board receives the information it needs to oversee the investment adviser’s fair value determinations. The Board has designated the Manager as valuation designee under the Valuation Rule to perform fair value functions in accordance with the requirements of the Valuation Rule.

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

Securities may be valued at fair value, as determined in good faith and pursuant to the Managers’ procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used for fixed-income securities and when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of a Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Funds may fair value securities as a result of significant events occurring after the close of the foreign markets in which a Fund invests as described below. In addition, the Funds may invest in illiquid securities requiring these procedures.

A Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before a Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all of a Fund’s portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Manager, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Manager’s Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. A Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of a Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust a Manager’s fair valuation procedures for a Fund.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in pricing an investment.

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, ETFs, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

With respect to a Fund’s investments that do not have readily available market quotations, the Board has designated the Adviser as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). If market prices are not readily available or are deemed unreliable, the Valuation Designee will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by the Valuation Designee may cause the NAV of a Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if a Fund were to sell the investment at approximately the time at which a Fund determines its NAV.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds at times may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of

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Notes to Financial Statements

December 31, 2022

that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Real Estate Investment Trusts (“REITs”)

The Funds may own shares of REITs which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Futures Contracts

A futures contract is a contract to purchase or sell a particular security, or the cash value of an asset, such as securities, indices, or currencies, at a specified future date at a price agreed upon when the contract is made. Under many such contracts, no delivery of the actual underlying asset is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the asset (e.g., a security or an index) at expiration, net of the initial and variation margin that was previously paid. A Treasury futures contract is a contract for the future delivery of a U.S. Treasury security. An equity index futures contract is based on the value of an underlying index. A Fund may, from time to time, use futures positions to equitize cash and expose its portfolio to changes in securities prices or index prices. This can magnify gains and losses in a Fund. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the futures contracts and the assets underlying such contracts and that there may not be a liquid secondary market for a futures contract.

During the year ended December 31, 2022, the Funds entered into futures contracts primarily for exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended December 31, 2022
Bridgeway Large Cap Growth	18
Bridgeway Large Cap Value	125

34

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

Bridgeway Large Cap Growth Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$3,580	$3,580

The effect of financial derivative instruments on the Statements of Operations as of December 31, 2022:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(680,080)	$(680,080)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(65,731)	$(65,731)
Bridgeway Large Cap Value Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts	$-	$-	$-	$-	$84,210	$84,210

The effect of financial derivative instruments on the Statements of Operations as of December 31, 2022:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(3,680,144)	$(3,680,144)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$191,348	$191,348

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts

35

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, December 31, 2022.

Bridgeway Large Cap Growth Fund

Offsetting of Financial and Derivative Assets as of December 31, 2022:
	Assets	Liabilities
Futures Contracts(1)	$3,580	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$3,580	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(3,580)	$-

Bridgeway Large Cap Value Fund

Offsetting of Financial and Derivative Assets as of December 31, 2022:
	Assets	Liabilities
Futures Contracts(1)	$84,210	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$84,210	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(84,210)	$-

	Remaining Contractual Maturity of the Agreements As of December 31, 2022
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$1,376,616	$-	$-	$-	$1,376,616

Total Borrowings	$1,376,616	$-	$-	$-	$1,376,616

Gross amount of recognized liabilities for securities lending transactions					$1,376,616

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Equity Investments Risk

Equity securities are subject to investment risk and market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of a Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Investment Risk

An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Funds, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Funds.

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the

37

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses, including for example advisory and administrative fees, charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Funds’ investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Funds’ investment will decline, adversely affecting the Funds’ performance. To the extent the Funds invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Funds are subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. Transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the pandemic has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an on-line business model and has disrupted the supply chains that many businesses depend on. The travel, hospitality and public transit industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Funds may be increased.

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through the economy. However, the Federal Reserve recently began to reduce its interventions as the economy improved and inflation accelerated. Concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown as a result. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there may be a further increase in public debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons.

38

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes. The U.S. Federal Reserve has started to raise interest rates beginning in 2022, in part to address an increase in the annual inflation rate in the U.S. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives or their alteration or cessation.

Slowing global economic growth, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, such as between Russia and Ukraine, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions in order to obtain additional income. Borrowers of a Fund’s securities provide collateral either in the form of cash, which a Fund reinvests in securities or in the form of non-cash collateral consisting of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to cover its payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan. A Fund could also lose money due to a decline in the value of non-cash collateral. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions or could result in increased costs. Moreover, if the borrower becomes subject to insolvency or similar proceedings, a Fund could incur delays in its ability to enforce its rights in its collateral. There also is a risk that a borrower may default on its obligation to return loaned securities at a time when the value of a Fund’s collateral is inadequate. Although a Fund’s securities lending agent may indemnify a Fund against that risk, it is also possible that the securities lending agent will be unable to satisfy its indemnification obligations. In any case in which the loaned securities are not returned to a Fund before an ex-dividend date, whether or not due to a default by the borrower, the payment in lieu of the dividend that a Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2022 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

39

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Bridgeway Large Cap Growth Fund		Bridgeway Large Cap Value Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Distributions paid from:
Ordinary income*
R5 Class	$226,151	$2,207,838	$5,743,604	$26,949,918
Y Class	1,993	43,127	3,069,619	13,412,004
Investor Class	209,354	1,861,636	1,548,213	6,633,800
A Class	3,504	38,103	458,112	1,798,336
C Class	2,992	43,163	312,719	1,853,708
R6 Class	30,672	347,055	669,800	4,997,976
Long-term capital gains
R5 Class	10,526,298	16,956,537	4,764,361	7,364,292
Y Class	92,800	331,223	2,624,210	3,710,504
Investor Class	9,744,461	14,297,642	1,479,765	1,914,050
A Class	163,118	292,631	433,926	515,345
C Class	139,255	331,502	472,324	597,722
R6 Class	1,427,647	2,665,432	545,532	1,360,149

Total distributions paid	$22,568,245	$39,415,889	$22,122,185	$71,107,804

*For tax purposes, short-term capital gains are considered ordinary income distributions.

As of December 31, 2022, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Bridgeway Large Cap Growth	$145,728,529	$14,999,210	$(11,825,669)	$3,173,541
Bridgeway Large Cap Value	461,070,546	46,923,204	(28,625,367)	18,297,837

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Bridgeway Large Cap Growth	$3,173,541	$441,077	$798,984	$-	$-	$4,413,602
Bridgeway Large Cap Value	18,297,837	343,623	21,939,631	-	(1)	40,581,090

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, differences in income and gain loss recognized for tax purposes in spin-offs, and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

40

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

The Funds had no permanent differences as of December 31, 2022.

For federal income tax purposes, the Funds measure their capital loss carryforwards annually at December 31, their fiscal year end. Capital loss carryforwards retain their character as short-term and/or long-term and may be carried forward and applied against future realized capital gains with no expiration date.

As of December 31, 2022, the Funds did not have any capital loss carryforwards.

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended December 31, 2022 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Bridgeway Large Cap Growth	$126,080,057	$156,230,824
Bridgeway Large Cap Value	330,856,494	555,359,493

A summary of the Funds’ transactions in the USG Select Fund for the year ended December 31, 2022 were as follows:

Fund	Type of Transaction	December 31, 2021 Shares/Fair Value	Purchases	Sales	December 31, 2022 Shares/Fair Value
Bridgeway Large Cap Growth	Direct	$2,050,582	$140,845,872	$137,170,094	$5,726,360
Bridgeway Large Cap Growth	Securities Lending	259,780	1,873,440	2,133,220	-
Bridgeway Large Cap Value	Direct	19,739,236	506,818,488	512,248,271	14,309,453
Bridgeway Large Cap Value	Securities Lending	5,209,250	26,591,448	30,424,082	1,376,616

9.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

41

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of December 31, 2022, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Fair Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Bridgeway Large Cap Value	$8,846,271	$1,376,616	$7,702,629	$9,079,245

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 11, 2022 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 9, 2023, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 9, 2023, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

42

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

During the year ended December 31, 2022, the Funds did not utilize these facilities.

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 Class
	Year Ended December 31,
	2022		2021
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	63,751	$1,899,834	80,633	$3,180,405
Reinvestment of dividends	449,962	10,587,609	518,918	18,893,815
Shares redeemed	(607,337)	(16,995,292)	(689,743)	(27,327,290)

Net (decrease) in shares outstanding	(93,624)	$(4,507,849)	(90,192)	$(5,253,070)

	Y Class
	Year Ended December 31,
	2022		2021
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	6,906	$193,616	18,051	$679,977
Reinvestment of dividends	4,063	94,793	10,353	374,350
Shares redeemed	(46,097)	(1,325,876)	(55,035)	(2,157,889)

Net (decrease) in shares outstanding	(35,128)	$(1,037,467)	(26,631)	$(1,103,562)

	Investor Class
	Year Ended December 31,
	2022		2021
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	147,251	$4,084,036	151,440	$5,819,914
Reinvestment of dividends	436,764	9,949,479	454,591	16,151,621
Shares redeemed	(324,752)	(9,167,481)	(300,799)	(11,734,890)

Net increase in shares outstanding	259,263	$4,866,034	305,232	$10,236,645

	A Class
	Year Ended December 31,
	2022		2021
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	2,293	$69,146	2,115	$83,424
Reinvestment of dividends	7,267	166,623	9,259	330,733
Shares redeemed	(15,593)	(455,994)	(19,016)	(765,716)

Net (decrease) in shares outstanding	(6,033)	$(220,225)	(7,642)	$(351,559)

	C Class
	Year Ended December 31,
	2022		2021
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	3,071	$92,538	2,866	$107,956
Reinvestment of dividends	6,757	142,247	11,191	374,665
Shares redeemed	(39,661)	(1,045,050)	(27,071)	(990,827)

Net (decrease) in shares outstanding	(29,833)	$(810,265)	(13,014)	$(508,206)

	R6 Class
	Year Ended December 31,
	2022		2021
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	189,154	$5,749,577	205,025	$8,076,613
Reinvestment of dividends	61,741	1,458,319	82,511	3,012,487
Shares redeemed	(325,169)	(9,278,357)	(238,898)	(9,295,306)

Net increase (decrease) in shares outstanding	(74,274)	$(2,070,461)	48,638	$1,793,794

43

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

	R5 Class
	Year Ended December 31,
	2022		2021
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	3,596,809	$91,796,585	5,762,457	$154,950,266
Reinvestment of dividends	447,312	10,400,005	1,282,662	33,413,349
Shares redeemed	(8,321,016)	(199,887,065)	(12,073,394)	(323,710,273)

Net (decrease) in shares outstanding	(4,276,895)	$(97,690,475)	(5,028,275)	$(135,346,658)

	Y Class
	Year Ended December 31,
	2022		2021
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	714,522	$17,920,537	1,124,702	$30,077,380
Reinvestment of dividends	237,757	5,501,708	638,600	16,558,911
Shares redeemed	(2,963,207)	(73,257,290)	(6,546,850)	(172,882,040)

Net (decrease) in shares outstanding	(2,010,928)	$(49,835,045)	(4,783,548)	$(126,245,749)

	Investor Class
	Year Ended December 31,
	2022		2021
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	128,607	$3,171,822	224,246	$5,961,577
Reinvestment of dividends	130,657	3,014,261	329,275	8,511,756
Shares redeemed	(965,244)	(24,419,489)	(2,043,619)	(54,430,095)

Net (decrease) in shares outstanding	(705,980)	$(18,233,406)	(1,490,098)	$(39,956,762)

	A Class
	Year Ended December 31,
	2022		2021
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	146,557	$3,607,643	212,727	$5,650,749
Reinvestment of dividends	34,857	798,913	81,297	2,088,535
Shares redeemed	(328,558)	(8,040,714)	(339,832)	(9,080,814)

Net (decrease) in shares outstanding	(147,144)	$(3,634,158)	(45,808)	$(1,341,530)

	C Class
	Year Ended December 31,
	2022		2021
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	34,608	$821,467	47,168	$1,219,277
Reinvestment of dividends	34,751	765,225	95,601	2,361,325
Shares redeemed	(299,846)	(6,988,268)	(311,149)	(7,984,566)

Net (decrease) in shares outstanding	(230,487)	$(5,401,576)	(168,380)	$(4,403,964)

	R6 Class
	Year Ended December 31,
	2022		2021
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	281,129	$7,268,304	840,901	$23,108,110
Reinvestment of dividends	52,340	1,215,332	244,356	6,358,125
Shares redeemed	(1,940,645)	(49,459,431)	(2,496,073)	(66,802,342)

Net (decrease) in shares outstanding	(1,607,176)	$(40,975,795)	(1,410,816)	$(37,336,107)

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

44

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended December 31,
	2022	2021	2020		2019	2018

Net asset value, beginning of period	$36.78	$36.24	$29.84		$25.27	$29.88

Income (loss) from investment operations:
Net investment income	0.12	0.01	0.07		0.10	0.13
Net gains (losses) on investments (both realized and unrealized)	(9.37)	7.82	10.21		7.55	(1.99)

Total income (loss) from investment operations	(9.25)	7.83	10.28		7.65	(1.86)

Less distributions:
Dividends from net investment income	-	-	(0.07)		-	(0.11)
Distributions from net realized gains	(4.03)	(7.29)	(3.81)		(3.08)	(2.64)

Total distributions	(4.03)	(7.29)	(3.88)		(3.08)	(2.75)

Net asset value, end of period	$23.50	$36.78	$36.24		$29.84	$25.27

Total returnB	(25.17)%	21.82%	34.44%		30.27%	(6.03)%

Ratios and supplemental data:
Net assets, end of period	$69,755,325	$112,640,010	$114,246,613		$118,831,764	$151,163,119
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.94%	0.92%	0.97%		0.90%	0.93%
Expenses, net of reimbursements and/or recoupments	0.80%	0.81%	0.82	%C	0.81%	0.81%
Net investment income (loss), before expense reimbursements and/or recoupments	0.25%	(0.10)%	(0.08)%		0.19%	0.26%
Net investment income, net of reimbursements and/or recoupments	0.39%	0.01%	0.07%		0.28%	0.38%
Portfolio turnover rate	72%	57%	58%		77%	60%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 in the Annual Shareholder Report due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

45

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended December 31,
	2022		2021	2020		2019	2018

Net asset value, beginning of period	$36.53		$36.05	$29.72		$25.21	$29.82

Income (loss) from investment operations:
Net investment income (loss)	0.03		(0.04)	0.00	A	0.05	0.12
Net gains (losses) on investments (both realized and unrealized)	(9.23)		7.81	10.21		7.54	(1.98)

Total income (loss) from investment operations	(9.20)		7.77	10.21		7.59	(1.86)

Less distributions:
Dividends from net investment income	–		–	(0.07)		–	(0.11)
Distributions from net realized gains	(4.03)		(7.29)	(3.81)		(3.08)	(2.64)

Total distributions	(4.03)		(7.29)	(3.88)		(3.08)	(2.75)

Net asset value, end of period	$23.30		$36.53	$36.05		$29.72	$25.21

Total returnB	(25.21)%		21.77%	34.34%		30.11%	(6.04)%

Ratios and supplemental data:
Net assets, end of period	$608,328		$2,237,130	$3,168,012		$2,036,785	$2,306,982
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.17%		0.95%	1.02%		0.95%	0.97%
Expenses, net of reimbursements and/or recoupments	0.84	%C	0.86%	0.89	%D	0.91%	0.91%
Net investment income (loss), before expense reimbursements and/or recoupments	0.00	%E	(0.15)%	(0.14)%		0.12%	0.27%
Net investment income (loss), net of reimbursements and/or recoupments	0.33%		(0.06)%	(0.01)%		0.16%	0.33%
Portfolio turnover rate	72%		57%	58%		77%	60%

A	Amount represents less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on May 31, 2022.
D	Expense ratios may exceed stated expense caps in Note 2 in the Annual Shareholder Report due to security lending expenses, which are not reimbursable under the agreement with the Manager.
E	Amount represents less than 0.005% of average net assets.

See accompanying notes

46

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31,
	2022	2021	2020		2019	2018

Net asset value, beginning of period	$35.89	$35.61	$29.42		$25.05	$29.65

Income (loss) from investment operations:
Net investment income (loss)	0.05	(0.08)	(0.08)		(0.04)	0.01
Net gains (losses) on investments (both realized and unrealized)	(9.17)	7.65	10.08		7.49	(1.94)

Total income (loss) from investment operations	(9.12)	7.57	10.00		7.45	(1.93)

Less distributions:
Dividends from net investment income	–	–	–		–	(0.03)
Distributions from net realized gains	(4.03)	(7.29)	(3.81)		(3.08)	(2.64)

Total distributions	(4.03)	(7.29)	(3.81)		(3.08)	(2.67)

Net asset value, end of period	$22.74	$35.89	$35.61		$29.42	$25.05

Total returnA	(25.44)%	21.48%	33.98%		29.74%	(6.33)%

Ratios and supplemental data:
Net assets, end of period	$66,552,222	$95,710,995	$84,109,027		$71,928,098	$65,869,325
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.25%	1.24%	1.31%		1.20%	1.20%
Expenses, net of reimbursements and/or recoupments	1.12%	1.12%	1.15	%B	1.19%	1.19%
Net investment (loss), before expense reimbursements and/or recoupments	(0.06)%	(0.42)%	(0.43)%		(0.11)%	(0.01)%
Net investment income (loss), net of reimbursements and/or recoupments	0.07%	(0.30)%	(0.27)%		(0.10)%	0.00	%C
Portfolio turnover rate	72%	57%	58%		77%	60%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Expense ratios may exceed stated expense caps in Note 2 in the Annual Shareholder Report due to security lending expenses, which are not reimbursable under the agreement with the Manager.
C	Amount represents less than 0.005% of average net assets.

See accompanying notes

47

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended December 31,
	2022		2021	2020	2019	2018

Net asset value, beginning of period	$36.08		$35.77	$29.51	$25.12	$29.70

Income (loss) from investment operations:
Net investment income (loss)	0.03	A	(0.16)	(0.10)	(0.03)	(0.11)
Net gains (losses) on investments (both realized and unrealized)	(9.18)		7.76	10.17	7.50	(1.83)

Total income (loss) from investment operations	(9.15)		7.60	10.07	7.47	(1.94)

Less distributions:
Dividends from net investment income	–		–	–	–	–
Distributions from net realized gains	(4.03)		(7.29)	(3.81)	(3.08)	(2.64)

Total distributions	(4.03)		(7.29)	(3.81)	(3.08)	(2.64)

Net asset value, end of period	$22.90		$36.08	$35.77	$29.51	$25.12

Total returnB	(25.38)%		21.47%	34.11%	29.74%	(6.35)%

Ratios and supplemental data:
Net assets, end of period	$1,102,933		$1,955,909	$2,212,193	$2,029,102	$1,700,188
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.36%		1.21%	1.27%	1.18%	1.25%
Expenses, net of reimbursements and/or recoupments	1.09%		1.10%	1.14%	1.21%	1.21%
Net investment (loss), before expense reimbursements and/or recoupments	(0.18)%		(0.40)%	(0.39)%	(0.09)%	(0.09)%
Net investment income (loss), net of reimbursements and/or recoupments	0.09%		(0.29)%	(0.26)%	(0.12)%	(0.05)%
Portfolio turnover rate	72%		57%	58%	77%	60%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

48

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,
	2022	2021	2020		2019	2018

Net asset value, beginning of period	$33.81	$34.15	$28.53		$24.55	$29.30

Income (loss) from investment operations:
Net investment (loss)	(1.11)	(0.46)	(0.01)		(0.20)	(0.17)
Net gains (losses) on investments (both realized and unrealized)	(7.66)	7.41	9.44		7.26	(1.94)

Total income (loss) from investment operations	(8.77)	6.95	9.43		7.06	(2.11)

Less distributions:
Dividends from net investment income	–	–	–		–	–
Distributions from net realized gains	(4.03)	(7.29)	(3.81)		(3.08)	(2.64)

Total distributions	(4.03)	(7.29)	(3.81)		(3.08)	(2.64)

Net asset value, end of period	$21.01	$33.81	$34.15		$28.53	$24.55

Total returnA	(25.97)%	20.58%	33.04%		28.75%	(7.02)%

Ratios and supplemental data:
Net assets, end of period	$684,305	$2,109,687	$2,575,041		$1,086,848	$798,319
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.20%	1.95%	2.01%		1.92%	1.95%
Expenses, net of reimbursements and/or recoupments	1.83%	1.84%	1.87	%B	1.96%	1.96%
Net investment (loss), before expense reimbursements and/or recoupments	(1.04)%	(1.14)%	(1.14)%		(0.83)%	(0.76)%
Net investment (loss), net of reimbursements and/or recoupments	(0.67)%	(1.03)%	(1.00)%		(0.87)%	(0.77)%
Portfolio turnover rate	72%	57%	58%		77%	60%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Expense ratios may exceed stated expense caps in Note 2 in the Annual Shareholder Report due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

49

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended December 31,					April 30, 2018A to December 31, 2018
	2022	2021	2020		2019

Net asset value, beginning of period	$36.89	$36.31	$29.86		$25.28	$30.89

Income (loss) from investment operations:
Net investment income	0.12	0.03	0.04	B	0.10	0.12
Net gains (losses) on investments (both realized and unrealized)	(9.39)	7.84	10.29		7.56	(2.98)

Total income (loss) from investment operations	(9.27)	7.87	10.33		7.66	(2.86)

Less distributions:
Dividends from net investment income	–	–	(0.07)		–	(0.11)
Distributions from net realized gains	(4.03)	(7.29)	(3.81)		(3.08)	(2.64)

Total distributions	(4.03)	(7.29)	(3.88)		(3.08)	(2.75)

Net asset value, end of period	$23.59	$36.89	$36.31		$29.86	$25.28

Total returnC	(25.15)%	21.90%	34.58%		30.30%	(9.07	)%D

Ratios and supplemental data:
Net assets, end of period	$9,989,847	$18,361,929	$16,307,767		$107,424	$90,943
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.90%	0.88%	0.91%		0.84%	4.15	%E
Expenses, net of reimbursements and/or recoupments	0.76%	0.76%	0.76%		0.76%	0.76	%E
Net investment income (loss), before expense reimbursements and/or recoupments	0.29%	(0.06)%	(0.05)%		0.25%	(2.85	)%E
Net investment income, net of reimbursements and/or recoupments	0.43%	0.06%	0.10%		0.33%	0.54	%E
Portfolio turnover rate	72%	57%	58%		77%	60	%F

A	Commencement of operations.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from April 30, 2018 through December 31, 2018 and is not annualized.

See accompanying notes

50

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended December 31,
	2022	2021	2020		2019	2018

Net asset value, beginning of period	$26.55	$23.73	$27.14		$22.61	$28.57

Income (loss) from investment operations:
Net investment income	0.49	0.69	0.59		0.55	0.45
Net gains (losses) on investments (both realized and unrealized)	(2.55)	4.71	(1.48)		5.13	(4.28)

Total income (loss) from investment operations	(2.06)	5.40	(0.89)		5.68	(3.83)

Less distributions:
Dividends from net investment income	(0.56)	(1.59)	(0.00	)B	(0.54)	(0.47)
Distributions from net realized gains	(0.58)	(0.99)	(2.52)		(0.61)	(1.66)

Total distributions	(1.14)	(2.58)	(2.52)		(1.15)	(2.13)

Net asset value, end of period	$23.35	$26.55	$23.73		$27.14	$22.61

Total returnC	(7.74)%	22.93%	(3.05)%		25.11%	(13.28)%

Ratios and supplemental data:
Net assets, end of period	$220,554,216	$364,332,529	$445,009,590		$1,205,569,140	$1,442,789,043
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.81%	0.75%	0.75%		0.73%	0.72%
Expenses, net of reimbursements and/or recoupments	0.81%	0.74%	0.75%		0.73%	0.72%
Net investment income, before expense reimbursements and/or recoupments	1.81%	1.37%	1.76%		1.71%	1.63%
Net investment income, net of reimbursements and/or recoupments	1.81%	1.38%	1.76%		1.71%	1.63%
Portfolio turnover rate	54%	51%	43%		44%	49%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

51

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended December 31,
	2022	2021	2020		2019	2018

Net asset value, beginning of period	$26.43	$23.63	$27.06		$22.54	$28.49

Income (loss) from investment operations:
Net investment income	0.48	0.89	0.67		0.46	0.44
Net gains (losses) on investments (both realized and unrealized)	(2.54)	4.46	(1.58)		5.19	(4.28)

Total income (loss) from investment operations	(2.06)	5.35	(0.91)		5.65	(3.84)

Less distributions:
Dividends from net investment income	(0.55)	(1.56)	(0.00	)A	(0.52)	(0.45)
Distributions from net realized gains	(0.58)	(0.99)	(2.52)		(0.61)	(1.66)

Total distributions	(1.13)	(2.55)	(2.52)		(1.13)	(2.11)

Net asset value, end of period	$23.24	$26.43	$23.63		$27.06	$22.54

Total returnB	(7.81)%	22.84%	(3.14)%		25.06%	(13.35)%

Ratios and supplemental data:
Net assets, end of period	$121,618,005	$191,459,312	$284,218,555		$1,455,648,440	$1,502,519,807
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.88%	0.82%	0.83%		0.80%	0.79%
Expenses, net of reimbursements and/or recoupments	0.87%	0.82%	0.83%		0.80%	0.79%
Net investment income, before expense reimbursements and/or recoupments	1.71%	1.29%	1.66%		1.65%	1.57%
Net investment income, net of reimbursements and/or recoupments	1.72%	1.29%	1.66%		1.65%	1.57%
Portfolio turnover rate	54%	51%	43%		44%	49%

A	Amount represents less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

52

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of period	$26.35	$23.56	$27.05	$22.50	$28.41

Income (loss) from investment operations:
Net investment income	0.95	1.39	2.12	0.62	0.43
Net gains (losses) on investments (both realized and unrealized)	(3.07)	3.87	(3.09)	4.95	(4.33)

Total income (loss) from investment operations	(2.12)	5.26	(0.97)	5.57	(3.90)

Less distributions:
Dividends from net investment income	(0.48)	(1.48)	-	(0.41)	(0.35)
Distributions from net realized gains	(0.58)	(0.99)	(2.52)	(0.61)	(1.66)

Total distributions	(1.06)	(2.47)	(2.52)	(1.02)	(2.01)

Net asset value, end of period	$23.17	$26.35	$23.56	$27.05	$22.50

Total returnA	(8.04)%	22.51%	(3.36)%	24.74%	(13.60)%

Ratios and supplemental data:
Net assets, end of period	$68,797,588	$96,839,009	$121,683,174	$587,724,123	$886,572,501
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.13%	1.08%	1.10%	1.08%	1.05%
Expenses, net of reimbursements and/or recoupments	1.13%	1.08%	1.10%	1.08%	1.05%
Net investment income, before expense reimbursements and/or recoupments	1.46%	1.04%	1.44%	1.37%	1.26%
Net investment income, net of reimbursements and/or recoupments	1.46%	1.04%	1.44%	1.37%	1.26%
Portfolio turnover rate	54%	51%	43%	44%	49%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

53

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended December 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of period	$26.18	$23.43	$26.92	$22.41	$28.32

Income (loss) from investment operations:
Net investment income	0.41	0.45	0.84	0.58	0.36
Net gains (losses) on investments (both realized and unrealized)	(2.50)	4.78	(1.81)	4.95	(4.25)

Total income (loss) from investment operations	(2.09)	5.23	(0.97)	5.53	(3.89)

Less distributions:
Dividends from net investment income	(0.49)	(1.49)	-	(0.41)	(0.36)
Distributions from net realized gains	(0.58)	(0.99)	(2.52)	(0.61)	(1.66)

Total distributions	(1.07)	(2.48)	(2.52)	(1.02)	(2.02)

Net asset value, end of period	$23.02	$26.18	$23.43	$26.92	$22.41

Total returnA	(8.00)%	22.51%	(3.38)%	24.70%	(13.60)%

Ratios and supplemental data:
Net assets, end of period	$19,853,284	$26,438,159	$24,734,491	$58,637,332	$79,610,028
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.12%	1.08%	1.10%	1.10%	1.07%
Expenses, net of reimbursements and/or recoupments	1.12%	1.07%	1.10%	1.10%	1.07%
Net investment income, before expense reimbursements and/or recoupments	1.47%	1.05%	1.40%	1.35%	1.28%
Net investment income, net of reimbursements and/or recoupments	1.47%	1.06%	1.40%	1.35%	1.28%
Portfolio turnover rate	54%	51%	43%	44%	49%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

54

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,
	2022		2021	2020	2019	2018

Net asset value, beginning of period	$25.17		$22.60	$26.25	$21.86	$27.63

Income (loss) from investment operations:
Net investment income	0.17	A	0.21	0.22	0.21	0.16
Net gains (losses) on investments (both realized and unrealized)	(2.37)		4.63	(1.35)	4.99	(4.12)

Total income (loss) from investment operations	(2.20)		4.84	(1.13)	5.20	(3.96)

Less distributions:
Dividends from net investment income	(0.28)		(1.28)	-	(0.20)	(0.15)
Distributions from net realized gains	(0.58)		(0.99)	(2.52)	(0.61)	(1.66)

Total distributions	(0.86)		(2.27)	(2.52)	(0.81)	(1.81)

Net asset value, end of period	$22.11		$25.17	$22.60	$26.25	$21.86

Total returnB	(8.73)%		21.58%	(4.08)%	23.79%	(14.23)%

Ratios and supplemental data:
Net assets, end of period	$20,717,120		$29,384,166	$30,186,523	$59,409,216	$75,231,917
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.88%		1.84%	1.83%	1.81%	1.79%
Expenses, net of reimbursements and/or recoupments	1.88%		1.83%	1.83%	1.81%	1.79%
Net investment income, before expense reimbursements and/or recoupments	0.72%		0.28%	0.69%	0.63%	0.54%
Net investment income, net of reimbursements and/or recoupments	0.72%		0.29%	0.69%	0.63%	0.54%
Portfolio turnover rate	54%		51%	43%	44%	49%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

55

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended December 31,
	2022		2021	2020	2019	2018

Net asset value, beginning of period	$26.53		$23.71	$27.12	$22.59	$28.55

Income (loss) from investment operations:
Net investment income	0.45	A	0.53	0.24	0.49	0.54
Net gains (losses) on investments (both realized and unrealized)	(2.50)		4.87	(1.12)	5.20	(4.37)

Total income (loss) from investment operations	(2.05)		5.40	(0.88)	5.69	(3.83)

Less distributions:
Dividends from net investment income	(0.58)		(1.59)	(0.01)	(0.55)	(0.47)
Distributions from net realized gains	(0.58)		(0.99)	(2.52)	(0.61)	(1.66)

Total distributions	(1.16)		(2.58)	(2.53)	(1.16)	(2.13)

Net asset value, end of period	$23.32		$26.53	$23.71	$27.12	$22.59

Total returnB	(7.74)%		22.99%	(3.03)%	25.17%	(13.27)%

Ratios and supplemental data:
Net assets, end of period	$25,796,145		$71,972,572	$97,789,536	$227,580,520	$147,107,520
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.77%		0.72%	0.73%	0.70%	0.70%
Expenses, net of reimbursements and/or recoupments	0.77%		0.72%	0.73%	0.70%	0.70%
Net investment income, before expense reimbursements and/or recoupments	1.81%		1.39%	1.77%	1.76%	1.69%
Net investment income, net of reimbursements and/or recoupments	1.81%		1.39%	1.77%	1.76%	1.69%
Portfolio turnover rate	54%		51%	43%	44%	49%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

56

American Beacon FundsSM

Federal Tax Information

December 31, 2022 (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended December 31, 2022. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2022.

The Funds designated the following items with regard to distributions paid during the fiscal year ended December 31, 2022. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Bridgeway Large Cap Growth	100.00%
Bridgeway Large Cap Value	100.00%

Qualified Dividend Income:

Bridgeway Large Cap Growth	100.00%
Bridgeway Large Cap Value	100.00%

Long-Term Capital Gain Distributions:

Bridgeway Large Cap Growth	$22,093,579
Bridgeway Large Cap Value	10,320,118

Short-Term Capital Gain Distributions:

Bridgeway Large Cap Growth	$474,370
Bridgeway Large Cap Value	0

Shareholders received notification in January 2023 of the applicable tax information necessary to prepare their 2022 income tax returns.

57

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (68)**	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (53)	Trustee since 2015	Chief Financial Officer (2022-Present), The Conrad Prebys Foundation; President, SJVIIF, LLC, Impact Investment Fund (2018-2022); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-2022); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-2022); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Joseph B. Armes (60)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Gerard J. Arpey (64)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Director, The Home Depot, Inc. (2015-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

58

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (62)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-2021);Chair, (2019-Present), Vice Chair (2018), Trustee (2004-Present), American Beacon Select Funds; Chair (2019-Present), Vice Chair (2018), Trustee (2017-Present), American Beacon Institutional Funds Trust; Chair (2019-2021), Vice Chair (2018), Trustee (2018-2021), American Beacon Sound Point Enhanced Income Fund (2018–2021); Chair (2019-2021), Vice Chair (2018), Trustee (2018-2021), American Beacon Apollo Total Return Fund (2018–2021).

Claudia A. Holz (65)	Trustee since 2018	Independent Director, Blue Owl Capital, Inc. (2021-Present); Partner, KPMG LLP (1990 – 2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Douglas A. Lindgren (61)	Trustee since 2018	Director, JLL Income Property Trust (2022-Present); CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Barbara J. McKenna, CFA (59)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present, President since 2009); Member, External Diversity Council of the Federal Reserve Bank of Boston (2021-Present); Member, Federal Reserve Bank of Boston CEO Roundtable (2021-Present); Board Advisor, United States Tennis Association (2021-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

59

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Jeffrey K. Ringdahl (47)	President since 2022 Vice President (2010-2022)	Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2010-2022), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present); Chief Operating Officer (2018-2022), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director (2017-Present), President & Chief Executive Officer (2022-Present), Executive Vice President (2017-2022), Resolute Investment Distributors, Inc.; Director (2017-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2018-2022), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; President (2022-Present), Senior Vice President (2017-2022), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, L.L.C.; Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & Chief Operating Officer, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director and Executive Vice President, Continuous Capital, LLC (2018-2022); Director, RSW Investments Holdings LLC (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), President (2022-Present), Vice President (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director (2018-Present), President (2022-Present), (Vice President (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; President (2022-Present); Vice President (2010-2022), American Beacon Select Funds; President (2022-Present), Vice President (2017-2022), American Beacon Institutional Funds Trust; Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

60

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (63)	VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President (2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, L.L.C. (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-2022); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Legal Officer, Vice President and Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Gregory J. Stumm (41)	VP since 2022	Senior Vice President, American Beacon Advisors, Inc. (2022-Present); Senior Vice President, Resolute Investment Managers, Inc. (2022-Present); Director and Senior Vice President, Resolute Investment Distributors, Inc. (2022-Present); Senior Vice President, Resolute Investment Services, Inc. (2022-Present); Vice President, American Beacon Select Funds (2022-Present); Vice President, American Beacon Institutional Funds Trust (2022-Present).

Paul B. Cavazos (53)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Erica Duncan (52)	VP since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

61

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Melinda G. Heika (61)	VP since 2021	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO (2017-Present), Resolute Investment Managers, Inc.; Treasurer, Resolute Investment Distributors, Inc. (2017); Senior Vice President (2021-Present); Treasurer and CFO (2017-Present), Resolute Investment Services, Inc.; Treasurer, American Private Equity Management, L.L.C. (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-2022); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), Vice President (2022-Present) and Treasurer (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director and Vice President (2022-Present), and Treasurer(2018-2022), American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer and Treasurer (2010-2021); American Beacon Funds; Vice President (2021-Present), Principal Accounting Officer (2017-2021) and Treasurer (2010-2021), American Beacon Select Funds; Vice President (2021–Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

Terri L. McKinney (59)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021–Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-2021), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-2022); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Samuel J. Silver (59)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

62

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (51)	Chief Compliance Officer since 2004	Chief Compliance Officer (2004-Present), Vice President (2019-Present); American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-2021); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019) and Vice President (2016-2020), Alpha Quant Advisors, LLC ; Chief Compliance Officer (2018-2019), Vice President (2018-2022), Continuous Capital, LLC; Assistant Secretary, American Beacon Funds (1999-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Sonia L. Bates (66)	Principal Accounting Officer and Treasurer since 2021	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Director, Fund and Tax Reporting (2011-Present), Resolute Investment Services, Inc.; Assistant Treasurer, American Private Equity Management, L.L.C. (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Treasurer (2022-Present), Assistant Treasurer (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; Assistant Treasurer, American Beacon Funds (2011-2021); Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2011-2021), American Beacon Select Funds; Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2017-2021), American Beacon Institutional Funds Trust; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Apollo Total Return Fund.

Shelley L. Dyson (53)	Assistant Treasurer since 2021	Fund Tax Manager (2020-Present), Manager, Tax (2014-2020), Resolute Investment Services, Inc.; Assistant Treasurer American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Treasurer, American Beacon Select Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

Shelley D. Abrahams (48)	Assistant Secretary since 2008	Senior Corporate Governance & Regulatory Specialist (2020-Present), Corporate Governance & Regulatory Specialist (2017-2020), Resolute Investment Services, Inc.; Assistant Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Secretary, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

63

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rebecca L. Harris (56)	Vice President since 2022	Senior Vice President (2021-Present), Vice President (2011-2021), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President (2018-Present), Director (2022) Continuous Capital, LLC; Director, National Investment Services of American, LLC (2022-Present); Director, RSW Investments Holdings LLC (2022-Present); Director Shapiro Capital Management LLC (2022-Present); Director, SSI Investment Management LLC (2022-Present); Assistant Secretary, American Beacon Funds (2010-2022); Vice President (2022-Present), Assistant Secretary (2010-2022), American Beacon Select Funds; Vice President (2022-Present), Assistant Secretary (2017-2022), American Beacon Institutional Funds Trust; Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Teresa A. Oxford (64)	Assistant Secretary since 2015	Assistant Secretary and Associate General Counsel, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary and Associate General Counsel, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary and Associate General Counsel, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, Continuous Capital, LLC (2020-2022); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Michael D. Jiang (38)	Assistant Secretary since 2021	Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), American Beacon Advisors, Inc.; Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), Resolute Investment Managers, Inc.; Assistant Secretary (2022–Present) and Associate General Counsel, (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), Second Vice President (2015-2018), The Northern Trust Company; Assistant Secretary, American Beacon Select Funds (2021-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2021-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2021).

*As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

64

American Beacon FundsSM

Privacy Policy

December 31, 2022 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you, so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone:	By Mail:
Call (800) 658-5811	American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each calendar quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT SS&C GIDS Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Bridgeway Large Cap Growth Fund, and American Beacon Bridgeway Large Cap Value Fund are service marks of American Beacon Advisors, Inc.

AR 12/22

American Beacon® FUNDS

2022 ANNUAL REPORT

December 31, 2022

STEPHENS MID-CAP GROWTH FUND

STEPHENS SMALL CAP GROWTH FUND

Stephens 1222

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

STEPHENS MID-CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in medium-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. To the extent the Fund invests more heavily in particular sectors, its performance will be sensitive to factors affecting those sectors. Information Technology sector companies may face intense competition and rapid product obsolescence, have limited product lines, markets, financial resources or personnel, and lose patent, copyright and trademark protections. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

STEPHENS SMALL CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. To the extent the Fund invests more heavily in particular sectors, its performance will be sensitive to factors affecting those sectors. Information Technology sector companies may face intense competition and rapid product obsolescence, have limited product lines, markets, financial resources or personnel, and lose patent, copyright and trademark protections. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	December 31, 2022

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Warren E. Buffett, the “Oracle of Omaha” and billionaire chairman and CEO of Berkshire Hathaway, once said, “Predicting rain doesn’t count. Building arks does.”

Mr. Buffet’s plain-spoken words make a great deal of common sense. Figuring out when the next dangerous storm may occur could prove to be an effort in futility if we haven’t also devised a plan for preserving our physical well-being when the thunder rolls and the lightning strikes. The time to build a shelter is before the storm clouds appear on the horizon. The same can also be said about our investment portfolios. Careful planning and fine-tuning can be especially important as we seek to preserve and grow our investment portfolios during periods of economic uncertainty – particularly as we consider the effects of higher inflation, slower economic growth and geopolitical concerns such as Russia’s war with Ukraine.

None of us has the ability to foresee the future – not even the Oracle of Omaha. To help your investment portfolio weather storms over the long term, we encourage you to work with financial professionals to develop your personal savings plan, conduct annual plan reviews, and make thoughtful, purposeful plan adjustments to better manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your risk-tolerance level, you may be better positioned to withstand short-term crises. Through careful planning, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Jeffrey K. Ringdahl

President

American Beacon Funds

1

Domestic Equity Market Overview

December 31, 2022 (Unaudited)

After several years of positive momentum, U.S. equity markets came to a halt in 2022. Beginning in the first quarter of 2022, domestic markets recorded their worst performance in two years. Stock prices began falling amid investor worries over rising inflation, the ongoing disruption caused by new COVID-19 strains and growing expectations for interest rate hikes. Russia’s invasion of Ukraine at the end of February added to those concerns. In early March, stringent economic sanctions and sharply rising oil prices added to market volatility. During the first quarter, the CBOE Volatility Index®, or VIX®, a key measure of turbulence in U.S. stocks, hit a high of 36.55 on March 7, before declining rapidly as the immediate impact of those shocks wore off and oil prices moderated. Markets rebounded in late March, helping offset some of the quarter’s earlier declines.

However, during the second quarter of 2022, U.S. equity markets resumed their downward trajectory, leading to the worst first-half performance in decades. Tightening monetary policy and high inflation weighed heavily on investor sentiment throughout the period. The Federal Reserve raised benchmark interest rates twice during the second quarter, for a total increase of 1.25 percentage points. Sustained high oil prices linked to the Russia-Ukraine war also contributed to inflation and negative sentiment. The downturn’s effects were felt across the broader U.S. equity markets, with cyclical companies and interest-rate sensitive sectors like Information Technology falling alongside Consumer Staples stocks that often hold up better during a slowing economy.

With a third-straight quarterly decline in the third quarter of 2022, several major indexes notched their worst nine-month performance in 20 years. Inflation remained a key driver of the downward trend. The Fed maintained its hawkish positioning in response to high inflation, enacting its fifth rate increase of the year on September 22 and bringing the targeted federal funds rate to a range of 3.00% to 3.25%. Continued high inflation in the face of this more hawkish monetary policy also stoked investor fears of a potential recession.

In the fourth quarter of 2022, investors welcomed signs of moderating inflation in October and November, driving stock markets and U.S. stocks higher. However, worries about a potential recession in 2023 weighed on investor sentiment in December, leading to a monthly decline that offset some of the quarter’s earlier gains. The fourth quarter’s positive result also did little to reverse the downward trajectory of the previous three quarters, as all three major U.S. equity indexes posted their worst annual performance since 2008.

2

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

December 31, 2022 (Unaudited)

The Investor Class of the American Beacon Stephens Mid-Cap Growth Fund (the “Fund”) returned -28.28% for the twelve months ended December 31, 2022. The Fund underperformed the Russell Midcap® Growth Index (the “Index”) return of -26.72% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 12/31/2012 through 12/31/2022

Total Returns for the Period Ended December 31, 2022

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 12/31/2012- 12/31/2022
R5 Class (1,2,8)	SFMIX	(28.04)%	4.32%	8.87%	11.04%	$28,503
Y Class (1,3,8)	SMFYX	(28.09)%	4.26%	8.78%	10.93%	$28,224
Investor Class (1,8)	STMGX	(28.28)%	4.00%	8.52%	10.67%	$27,552
A without Sales Charge (1,4,8)	SMFAX	(28.27)%	4.01%	8.49%	10.62%	$27,433
A with Sales Charge (1,4,8)	SMFAX	(32.40)%	1.98%	7.22%	9.97%	$25,862
C without Sales Charge (1,5,8)	SMFCX	(28.80)%	3.23%	7.70%	9.95%	$25,820
C with Sales Charge (1,5,8)	SMFCX	(29.80)%	3.23%	7.70%	9.95%	$25,820
R6 Class (1,6,8)	SFMRX	(28.04)%	4.34%	8.89%	11.05%	$28,531

Russell Midcap® Growth Index (7)		(26.72)%	3.85%	7.64%	11.41%	$29,456

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to the Investor Class was waived from 2007 through 2013, partially recovered in 2014, fully recovered in 2015, and waived in 2018 and 2019. Performance prior to waiving fees was lower than the actual returns shown for periods when fees were waived.

2.	A portion of the fees charged to the R5 Class has been waived since Class inception (August 31, 2006). Performance prior to waiving fees was lower than the actual returns shown.

3

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

December 31, 2022 (Unaudited)

3.

A portion of the fees charged to the Y Class was waived in 2012 and 2013, partially recovered in 2014, fully recovered in 2015, and waived from 2017 to 2022. Performance prior to waiving fees was lower than the actual returns shown for periods when fees were waived.

4.

A portion of the fees charged to the A Class was waived in 2012 and 2013, fully recovered in 2015, waived in 2016 and 2018, partially recovered in 2019 and waived in 2020 and 2021. Performance prior to waiving fees was lower than the actual returns shown for periods when fees were waived. A Class shares have a maximum sales charge of 5.75%.

5.

A portion of the fees charged to the C Class was waived from 2012 through 2014, fully recovered in 2015, waived in 2016 and 2018, partially recovered in 2019, and waived in 2020 to 2022. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived. C Class shares automatically convert to A Class shares 8 years after purchase, if the conversion is available through your financial intermediary. The performance for C Class shares reflects the conversion of C Class shares to A Class shares after 8 years. If the conversion was not reflected, the ten-year return would have been 9.78% with and without Sales Charge. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.

Fund performance for the five-year and ten-year periods represents the returns achieved by the R5 Class from 12/31/2012 up to 12/31/2018, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the R5 Class. Therefore, total returns shown may be lower than they would have been had the R6 Class been in existence since 12/31/2012. A portion of the fees charged to the R6 Class was waived from Class inception through 2021. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived.

7.

The Russell Midcap® Growth Index is an unmanaged index of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Russell Midcap Index, Russell Midcap Growth Index and Russell 1000 Index are registered trademarks of Frank Russell Company. American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. LSE Group is not responsible for and has not reviewed the American Beacon Stephens Mid-Cap Growth Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. All rights in the Russell MidCap Growth Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell 1000® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Manager.

8.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, C, and R6 Class shares were 0.90%, 0.97%, 1.14%, 1.14%, 1.98%, and 0.88%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index primarily due to negative sector allocation during the year, while stock selection within the Fund was positive for the same period.

From a stock selection standpoint, stocks within the Communication Services, Consumer Discretionary, and Information Technology contributed during the period. Within Communication Services, owning Electronic Arts, Inc. (down 6.7%) and not owning Warner Bros Discovery, Inc. (down 59.8%) contributed to relative performance within the sector. Within Consumer Discretionary, owning Dollar Tree, Inc. (up 1.9%) and not owning Carvana Co. (down 98.0%) contributed. Within Information Technology, not owning both Datadog, Inc. (down 58.7%) and Cloudflare, Inc. (down 65.6%) contributed. Offsetting some of this performance was negative security selection in the Financials sector. Within the Financials sector, detractors included SVB Financial Group (down 70.2%) and Signature Bank (down 52.1%).

From a sector allocation standpoint, the Fund’s overweight to the Communication Services sector detracted the most from relative returns for the period. The Fund’s underweight allocation to the Industrials sector was also a detractor. Offsetting a portion of this underperformance was the Fund’s overweight allocation to the Financials sector.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in medium capitalization stocks with above-average growth potential.

4

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

December 31, 2022 (Unaudited)

Top Ten Holdings (% Net Assets)
Cadence Design Systems, Inc.		2.1
Dexcom, Inc.		2.0
ICON PLC		2.0
Microchip Technology, Inc.		1.9
Palo Alto Networks, Inc.		1.9
ResMed, Inc.		1.8
Electronic Arts, Inc.		1.7
Ulta Beauty, Inc.		1.7
Verisk Analytics, Inc.		1.7
Wingstop, Inc.		1.7

Total Fund Holdings	91

Sector Allocation (% Equities)
Information Technology		31.1
Health Care		18.9
Consumer Discretionary		15.6
Industrials		12.8
Communication Services		7.4
Financials		5.9
Energy		5.1
Consumer Staples		3.2

5

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

December 31, 2022 (Unaudited)

The Investor Class of the American Beacon Stephens Small Cap Growth Fund (the “Fund”) returned -28.74% for the twelve months ended December 31, 2022. The Fund underperformed the Russell 2000® Growth Index (the “Index”) return of -26.36% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 12/31/2012 through 12/31/2022

Total Returns for the Period Ended December 31, 2022

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 12/31/2012- 12/31/2022
R5 Class (1,2,8)	STSIX	(28.50)%	3.99%	7.38%	9.49%	$24,756
Y Class (1,3,8)	SPWYX	(28.54)%	3.94%	7.31%	9.41%	$24,582
Investor Class (1,8)	STSGX	(28.74)%	3.65%	7.02%	9.17%	$24,043
A without Sales Charge (1,4,8)	SPWAX	(28.74)%	3.69%	7.07%	9.11%	$23,911
A with Sales Charge (1,4,8)	SPWAX	(32.85)%	1.67%	5.81%	8.46%	$22,530
C without Sales Charge (1,5,8)	SPWCX	(32.40)%	2.46%	5.97%	8.44%	$22,487
C with Sales Charge (1,5,8)	SPWCX	(33.40)%	2.46%	5.97%	8.44%	$22,487
R6 Class (1,6,8)	STSRX	(28.45)%	4.06%	7.42%	9.51%	$24,802

Russell 2000® Growth Index (7)		(26.36)%	0.65%	3.51%	9.20%	$24,112

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to the Investor Class was waived from 2005 through 2013, fully recovered in 2014, waived in 2015, fully recovered in 2017, and waived in 2020 to 2022. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived.

2.

A portion of the fees charged to the R5 Class was waived from 2006 through 2013, fully recovered in 2014, and waived in 2020 to 2022. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived.

6

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

December 31, 2022 (Unaudited)

3.

A portion of the fees charged to the Y Class was waived in 2012 and 2013, fully recovered in 2014, and waived in 2020 to 2022. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived.

4.

A portion of the fees charged to the A Class was waived in 2012, partially recovered in 2013 and 2014, fully recovered in 2015, and waived in 2020 to 2022. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived. A Class shares have a maximum sales charge of 5.75%.

5.

A portion of the fees charged to the C Class was waived in 2012, partially recovered in 2013 and 2014, fully recovered in 2015, and waived from 2019 to 2022. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived. C Class shares automatically convert to A Class shares 8 years after purchase, if the conversion is available through your financial intermediary. The performance for C Class shares reflects the conversion of C Class shares to A Class shares after 8 years. If the conversion was not reflected, the ten-year return would have been 8.14% with and without Sales Charge. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.

Fund performance for the five-year and ten-year periods represents the returns achieved by the R5 Class from 12/31/2012 up to 4/30/2019, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the R5 Class. Therefore, total returns shown may be lower than they would have been had the R6 Class been in existence since 12/31/2012. A portion of the fees charged to the R6 Class has been waived since Class inception. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived.

7.

The Russell 2000® Growth Index is an unmanaged index of those stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Russell 2000 Index is an unmanaged index of approximately 2000 smaller-capitalization stocks from various industrial sectors. Russell 2000 Index and Russell 2000 Growth Index are registered trademarks of Frank Russell Company. American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. LSE Group is not responsible for and has not reviewed the American Beacon Stephens Small Cap Growth Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. All rights in the Russell Small Cap Growth Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell 2000® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Manager.

8.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, C, and R6 Class shares were 1.04%, 1.10%, 1.35%, 1.38%, 2.24%, and 1.01%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index primarily due to security selection during the year, while sector allocation within the Fund was positive for the period.

From a sector allocation standpoint, the Fund’s overweight positions to the Information Technology sector and underweight to the Materials sector detracted from the Fund’s relative performance during the period. The Fund’s overweight position in the Consumer Staples sector and lack of exposure to the Real Estate sector were contributors to the Fund’s relative performance.

From a stock selection standpoint, stocks within the Industrials, Consumer Discretionary, and Energy sectors detracted the most to relative returns. In the Industrials sector, detracting stocks for the period were Kornit Digital Ltd. (down 84.4%) and Trex Company, Inc. (down 68.7%). Within the Consumer Discretionary sector, stocks held in the Fund that detracted from relative performance were AKA Brands Holding Corp. (down 85.9%) and Revolve Group, Inc. (down 59.0%). Within the Energy sector, detracting stocks held in the Fund were Southwestern Energy Co. (down 21.4%) and not owning Matador Resources Co. (up 55.9%). In contrast, stock selection in the Information Technology sector contributed to the Fund’s relative returns. Within this sector, the contributors for the period were PING Identity Holding Corp. (up 28.5%) and Mandiant, Inc. (up 26.3%).

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in small capitalization stocks with above-average growth potential.

7

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

December 31, 2022 (Unaudited)

Top Ten Holdings (% Net Assets)
Acadia Healthcare Co., Inc.		2.4
Viper Energy Partners LP		2.2
Manhattan Associates, Inc.		2.1
SPS Commerce, Inc.		2.1
FirstCash Holdings, Inc.		2.0
MGP Ingredients, Inc.		2.0
Axon Enterprise, Inc.		1.9
Wingstop, Inc.		1.8
Halozyme Therapeutics, Inc.		1.7
Repligen Corp.		1.7

Total Fund Holdings	97

Sector Allocation (% Equities)
Information Technology		27.0
Health Care		23.4
Industrials		17.3
Financials		9.5
Consumer Discretionary		8.5
Consumer Staples		6.7
Energy		6.5
Materials		1.1

8

American Beacon FundsSM

Expense Examples

December 31, 2022 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from July 1, 2022 through December 31, 2022.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

9

American Beacon FundsSM

Expense Examples

December 31, 2022 (Unaudited)

American Beacon Stephens Mid-Cap Growth Fund

	Beginning Account Value 7/1/2022	Ending Account Value 12/31/2022	Expenses Paid During Period 7/1/2022-12/31/2022*
R5 Class
Actual	$1,000.00	$1,039.20	$4.57
Hypothetical**	$1,000.00	$1,020.72	$4.53
Y Class
Actual	$1,000.00	$1,038.80	$4.88
Hypothetical**	$1,000.00	$1,020.42	$4.84
Investor Class
Actual	$1,000.00	$1,037.10	$6.57
Hypothetical**	$1,000.00	$1,018.75	$6.51
A Class
Actual	$1,000.00	$1,037.40	$6.32
Hypothetical**	$1,000.00	$1,019.01	$6.26
C Class
Actual	$1,000.00	$1,033.40	$9.94
Hypothetical**	$1,000.00	$1,015.43	$9.86
R6 Class
Actual	$1,000.00	$1,039.10	$4.63
Hypothetical**	$1,000.00	$1,020.67	$4.58

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.89%, 0.95%, 1.28%, 1.23%, 1.94%, and 0.90% for the R5, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Stephens Small Cap Growth Fund

	Beginning Account Value 7/1/2022	Ending Account Value 12/31/2022	Expenses Paid During Period 7/1/2022-12/31/2022*
R5 Class
Actual	$1,000.00	$1,013.30	$5.02
Hypothetical**	$1,000.00	$1,020.22	$5.04
Y Class
Actual	$1,000.00	$1,013.50	$5.33
Hypothetical**	$1,000.00	$1,019.91	$5.35
Investor Class
Actual	$1,000.00	$1,012.10	$6.59
Hypothetical**	$1,000.00	$1,018.65	$6.61
A Class
Actual	$1,000.00	$1,012.30	$6.49
Hypothetical**	$1,000.00	$1,018.75	$6.51
C Class
Actual	$1,000.00	$1,008.00	$10.43
Hypothetical**	$1,000.00	$1,014.82	$10.46
R6 Class
Actual	$1,000.00	$1,014.10	$4.87
Hypothetical**	$1,000.00	$1,020.37	$4.89

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.99%, 1.05%, 1.30%, 1.28%, 2.06%, and 0.96% for the R5, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

10

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Funds and Shareholders of American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund (two of the funds constituting American Beacon Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations and of changes in net assets for the year ended December 31, 2022, including the related notes, and the financial highlights for the year ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for the year ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended December 31, 2021 and the financial highlights for each of the periods ended on or prior to December 31, 2021 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 28, 2022 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodians, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

March 1, 2023

We have served as the auditor of one or more investment companies in the American Beacon family of funds since 2016.

11

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

December 31, 2022

	Shares	Fair Value

COMMON STOCKS - 99.60%

Communication Services - 7.40%

Entertainment - 6.81%
Electronic Arts, Inc.	65,406	$7,991,305
Live Nation Entertainment, Inc.A	93,400	6,513,716
Spotify Technology SAA	42,239	3,334,769
Take-Two Interactive Software, Inc.A	73,127	7,614,715
Warner Music Group Corp., Class A	205,619	7,200,777

		32,655,282

Interactive Media & Services - 0.59%
ZoomInfo Technologies, Inc.A	94,343	2,840,668

Total Communication Services		35,495,950

Consumer Discretionary - 15.56%

Auto Components - 0.27%
Mobileye Global, Inc., Class AA	36,787	1,289,752

Distributors - 0.71%
Pool Corp.	11,281	3,410,585

Diversified Consumer Services - 0.66%
Bright Horizons Family Solutions, Inc.A	50,292	3,173,425

Hotels, Restaurants & Leisure - 3.27%
Domino’s Pizza, Inc.	21,742	7,531,429
Wingstop, Inc.	59,376	8,171,325

		15,702,754

Internet & Direct Marketing Retail - 0.32%
Farfetch Ltd., Class AA B	319,850	1,512,891

Multiline Retail - 1.25%
Dollar Tree, Inc.A	42,362	5,991,681

Specialty Retail - 7.20%
Burlington Stores, Inc.A	36,927	7,487,318
Five Below, Inc.A	27,086	4,790,701
Floor & Decor Holdings, Inc., Class AA	36,415	2,535,576
Ross Stores, Inc.	57,411	6,663,695
Tractor Supply Co.	22,079	4,967,113
Ulta Beauty, Inc.A	17,288	8,109,282

		34,553,685

Textiles, Apparel & Luxury Goods - 1.88%
Deckers Outdoor Corp.A	10,223	4,080,613
Lululemon Athletica, Inc.A	15,452	4,950,512

		9,031,125

Total Consumer Discretionary		74,665,898

Consumer Staples - 3.17%

Beverages - 3.17%
Brown-Forman Corp., Class B	82,396	5,411,769
Celsius Holdings, Inc.A	18,514	1,926,197
Monster Beverage Corp.A	77,413	7,859,742

		15,197,708

Total Consumer Staples		15,197,708

See accompanying notes

12

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

December 31, 2022

	Shares	Fair Value

COMMON STOCKS - 99.60% (continued)

Energy - 5.04%

Energy Equipment & Services - 1.66%
Baker Hughes Co.	179,632	$5,304,533
TechnipFMC PLCA	216,811	2,642,926

		7,947,459

Oil, Gas & Consumable Fuels - 3.38%
Coterra Energy, Inc.	181,915	4,469,652
Pioneer Natural Resources Co.	30,880	7,052,683
Southwestern Energy Co.A	804,226	4,704,722

		16,227,057

Total Energy		24,174,516

Financials - 5.87%

Capital Markets - 3.23%
MarketAxess Holdings, Inc.	27,126	7,565,170
Tradeweb Markets, Inc., Class A	121,864	7,912,630

		15,477,800

Consumer Finance - 1.33%
FirstCash Holdings, Inc.	73,244	6,365,636

Insurance - 1.31%
Ryan Specialty Holdings, Inc.A	151,908	6,305,701

Total Financials		28,149,137

Health Care - 18.78%

Biotechnology - 1.15%
Exelixis, Inc.A	344,786	5,530,367

Health Care Equipment & Supplies - 8.23%
Dexcom, Inc.A	85,508	9,682,926
Hologic, Inc.A	85,040	6,361,842
IDEXX Laboratories, Inc.A	15,130	6,172,435
Insulet Corp.A	18,692	5,502,738
ResMed, Inc.	41,752	8,689,844
Tandem Diabetes Care, Inc.A	68,562	3,081,862

		39,491,647

Health Care Providers & Services - 2.46%
Acadia Healthcare Co., Inc.A	80,036	6,588,564
Henry Schein, Inc.A	64,898	5,183,403

		11,771,967

Health Care Technology - 0.91%
Veeva Systems, Inc., Class AA	27,089	4,371,623

Life Sciences Tools & Services - 5.57%
Azenta, Inc.	55,167	3,211,823
Bio-Techne Corp.	71,416	5,918,958
ICON PLCA	50,314	9,773,494
Illumina, Inc.A	17,636	3,565,999
Repligen Corp.A	25,129	4,254,591

		26,724,865

Pharmaceuticals - 0.46%
Pacira BioSciences, Inc.A	57,133	2,205,905

Total Health Care		90,096,374

See accompanying notes

13

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

December 31, 2022

	Shares	Fair Value

COMMON STOCKS - 99.60% (continued)

Industrials - 12.76%

Aerospace & Defense - 3.49%
Axon Enterprise, Inc.A	40,676	$6,749,369
HEICO Corp., Class A	45,742	5,482,179
L3Harris Technologies, Inc.	21,626	4,502,749

		16,734,297

Commercial Services & Supplies - 1.56%
Copart, Inc.A	123,229	7,503,414

Electrical Equipment - 1.65%
Generac Holdings, Inc.A	12,390	1,247,177
Rockwell Automation, Inc.	25,953	6,684,714

		7,931,891

Machinery - 1.07%
Kornit Digital Ltd.A	27,717	636,660
RBC Bearings, Inc.A	21,555	4,512,539

		5,149,199

Professional Services - 3.08%
CoStar Group, Inc.A	86,449	6,680,778
Verisk Analytics, Inc.	45,857	8,090,092

		14,770,870

Road & Rail - 0.98%
JB Hunt Transport Services, Inc.	26,913	4,692,551

Trading Companies & Distributors - 0.93%
Fastenal Co.	94,513	4,472,355

Total Industrials		61,254,577

Information Technology - 31.02%

Electronic Equipment, Instruments & Components - 3.49%
Cognex Corp.	99,562	4,690,366
Keysight Technologies, Inc.A	43,909	7,511,512
National Instruments Corp.	122,629	4,525,010

		16,726,888

IT Services - 2.58%
Globant SAA	21,351	3,590,384
Toast, Inc., Class AA	194,505	3,506,925
WEX, Inc.A	32,307	5,287,041

		12,384,350

Semiconductors & Semiconductor Equipment - 4.31%
KLA Corp.	11,564	4,359,975
Microchip Technology, Inc.	131,854	9,262,744
NXP Semiconductors NV	24,796	3,918,512
Teradyne, Inc.	36,161	3,158,663

		20,699,894

Software - 20.64%
ANSYS, Inc.A	18,054	4,361,666
Aspen Technology, Inc.A	24,760	5,085,704
Autodesk, Inc.A	27,701	5,176,486
Cadence Design Systems, Inc.A	63,269	10,163,532
Crowdstrike Holdings, Inc., Class AA	19,783	2,082,952

See accompanying notes

14

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

December 31, 2022

	Shares	Fair Value

COMMON STOCKS - 99.60% (continued)

Information Technology - 31.02% (continued)

Software - 20.64% (continued)
Dropbox, Inc., Class AA	157,710	$3,529,550
Envestnet, Inc.A	93,226	5,752,044
Five9, Inc.A	62,083	4,212,952
Fortinet, Inc.A	160,143	7,829,391
Guidewire Software, Inc.A	73,905	4,623,497
Manhattan Associates, Inc.A	53,559	6,502,063
Nice Ltd., ADRA B	22,949	4,413,093
Palo Alto Networks, Inc.A	64,917	9,058,518
PTC, Inc.A	47,811	5,739,232
Rapid7, Inc.A	51,612	1,753,776
RingCentral, Inc., Class AA	49,652	1,757,681
Roper Technologies, Inc.	11,522	4,978,541
Splunk, Inc.A	45,773	3,940,597
Tyler Technologies, Inc.A	20,570	6,631,974
UiPath, Inc., Class AA	112,568	1,430,739

		99,023,988

Total Information Technology		148,835,120

Total Common Stocks (Cost $429,641,089)		477,869,280

SHORT-TERM INVESTMENTS - 0.40% (Cost $1,922,702)

Investment Companies - 0.40%
American Beacon U.S. Government Money Market Select Fund, 4.17%C D	1,922,702	1,922,702

TOTAL INVESTMENTS - 100.00% (Cost $431,563,791)		479,791,982
LIABILITIES, NET OF OTHER ASSETS - 0.00%		(1,789)

TOTAL NET ASSETS - 100.00%		$479,790,193

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at December 31, 2022 (Note 8).

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

ADR - American Depositary Receipt.

PLC - Public Limited Company.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2022, the investments were classified as described below:

Stephens Mid-Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$477,869,280	$-	$-	$477,869,280
Short-Term Investments	1,922,702	-	-	1,922,702

Total Investments in Securities - Assets	$479,791,982	$-	$-	$479,791,982

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended December 31, 2022, there were no transfers into or out of Level 3.

See accompanying notes

15

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

December 31, 2022

	Shares	Fair Value

COMMON STOCKS - 100.59%

Consumer Discretionary - 8.54%

Auto Components - 0.43%
Fox Factory Holding Corp.A	12,645	$1,153,603

Diversified Consumer Services - 0.77%
Bright Horizons Family Solutions, Inc.A	32,590	2,056,429

Hotels, Restaurants & Leisure - 3.52%
Papa John’s International, Inc.	54,588	4,493,139
Wingstop, Inc.	36,105	4,968,770

		9,461,909

Internet & Direct Marketing Retail - 1.51%
aka Brands Holding Corp.A	400,194	508,246
Farfetch Ltd., Class AA B	278,358	1,316,633
Revolve Group, Inc.A B	100,725	2,242,139

		4,067,018

Specialty Retail - 2.31%
Five Below, Inc.A	8,593	1,519,844
Floor & Decor Holdings, Inc., Class AA	26,142	1,820,268
Leslie’s, Inc.A	97,292	1,187,935
Sportsman’s Warehouse Holdings, Inc.A	179,720	1,691,165

		6,219,212

Total Consumer Discretionary		22,958,171

Consumer Staples - 6.78%

Beverages - 3.36%
Celsius Holdings, Inc.A	35,655	3,709,546
MGP Ingredients, Inc.B	50,145	5,334,425

		9,043,971

Food & Staples Retailing - 1.58%
Chefs’ Warehouse, Inc.A	127,857	4,255,081

Food Products - 0.55%
Mission Produce, Inc.A	126,139	1,465,735

Personal Products - 1.29%
BellRing Brands, Inc.A	135,453	3,473,015

Total Consumer Staples		18,237,802

Energy - 6.51%

Energy Equipment & Services - 1.87%
Cactus, Inc., Class A	67,606	3,397,877
TechnipFMC PLCA	133,520	1,627,609

		5,025,486

Oil, Gas & Consumable Fuels - 4.64%
Magnolia Oil & Gas Corp., Class A	163,364	3,830,886
Southwestern Energy Co.A	474,329	2,774,824
Viper Energy Partners LP	185,034	5,882,231

		12,487,941

Total Energy		17,513,427

See accompanying notes

16

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

December 31, 2022

	Shares	Fair Value

COMMON STOCKS - 100.59% (continued)

Financials - 9.54%

Capital Markets - 1.88%
MarketAxess Holdings, Inc.	5,777	$1,611,147
Piper Sandler Cos.	26,368	3,432,850

		5,043,997

Consumer Finance - 5.34%
Encore Capital Group, Inc.A	39,233	1,880,830
EZCORP, Inc., Class AA	407,340	3,319,821
FirstCash Holdings, Inc.	62,619	5,442,217
PRA Group, Inc.A	110,020	3,716,476

		14,359,344

Insurance - 2.32%
Palomar Holdings, Inc.A	52,807	2,384,764
Ryan Specialty Holdings, Inc.A B	92,893	3,855,989

		6,240,753

Total Financials		25,644,094

Health Care - 23.55%

Biotechnology - 2.94%
Exelixis, Inc.A	202,164	3,242,710
Halozyme Therapeutics, Inc.A	81,962	4,663,638

		7,906,348

Health Care Equipment & Supplies - 5.00%
Insulet Corp.A	6,913	2,035,118
iRhythm Technologies, Inc.A	20,112	1,883,891
Neogen Corp.A	126,643	1,928,773
NuVasive, Inc.A	51,999	2,144,439
OmniAb, Inc.A	89,191	229,741
Omnicell, Inc.A	49,393	2,490,395
Tandem Diabetes Care, Inc.A	60,726	2,729,634

		13,441,991

Health Care Providers & Services - 3.91%
Acadia Healthcare Co., Inc.A	76,923	6,332,302
HealthEquity, Inc.A	67,824	4,180,671

		10,512,973

Health Care Technology - 1.27%
HealthStream, Inc.A	84,565	2,100,595
Schrodinger, Inc.A	69,596	1,300,749

		3,401,344

Life Sciences Tools & Services - 7.31%
Alpha Teknova, Inc.A	70,605	398,212
Azenta, Inc.	58,464	3,403,774
Bio-Techne Corp.	41,346	3,426,757
BioLife Solutions, Inc.A	73,784	1,342,869
ICON PLCA	17,837	3,464,837
Medpace Holdings, Inc.A	11,235	2,386,426
Repligen Corp.A	26,863	4,548,175
Syneos Health, Inc.A	18,802	689,657

		19,660,707

See accompanying notes

17

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

December 31, 2022

	Shares	Fair Value

COMMON STOCKS - 100.59% (continued)

Health Care - 23.55% (continued)

Pharmaceuticals - 3.12%
Ligand Pharmaceuticals, Inc.A	29,957	$2,001,128
Pacira BioSciences, Inc.A	69,427	2,680,576
Supernus Pharmaceuticals, Inc.A	103,876	3,705,257

		8,386,961

Total Health Care		63,310,324

Industrials - 17.38%

Aerospace & Defense - 7.05%
AeroVironment, Inc.A	51,057	4,373,543
Axon Enterprise, Inc.A	30,457	5,053,730
HEICO Corp., Class A	27,779	3,329,313
Kratos Defense & Security Solutions, Inc.A	273,704	2,824,625
Leonardo DRS, Inc.A B	263,566	3,368,374

		18,949,585

Air Freight & Logistics - 0.92%
Hub Group, Inc., Class AA	31,161	2,476,988

Building Products - 1.45%
AZEK Co., Inc.A	84,892	1,725,005
Trex Co., Inc.A	51,457	2,178,175

		3,903,180

Commercial Services & Supplies - 1.28%
Montrose Environmental Group, Inc.A B	77,849	3,455,717

Construction & Engineering - 1.16%
Ameresco, Inc., Class AA	54,477	3,112,816

Machinery - 3.26%
Kornit Digital Ltd.A	78,560	1,804,523
Lindsay Corp.	18,759	3,054,903
RBC Bearings, Inc.A	18,629	3,899,981

		8,759,407

Professional Services - 1.09%
ICF International, Inc.	29,747	2,946,440

Trading Companies & Distributors - 1.17%
SiteOne Landscape Supply, Inc.A	26,725	3,135,377

Total Industrials		46,739,510

Information Technology - 27.15%

Electronic Equipment, Instruments & Components - 2.34%
Cognex Corp.	44,070	2,076,138
National Instruments Corp.	67,877	2,504,661
nLight, Inc.A	167,899	1,702,496

		6,283,295

IT Services - 3.99%
Globant SAA	19,713	3,314,938
Maximus, Inc.	44,502	3,263,332
Toast, Inc., Class AA	75,898	1,368,441
WEX, Inc.A	17,087	2,796,287

		10,742,998

See accompanying notes

18

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

December 31, 2022

	Shares	Fair Value

COMMON STOCKS - 100.59% (continued)

Information Technology - 27.15% (continued)

Semiconductors & Semiconductor Equipment - 4.40%
Ambarella, Inc.A	29,716	$2,443,547
Lattice Semiconductor Corp.A	31,322	2,032,171
Onto Innovation, Inc.A	37,327	2,541,596
Power Integrations, Inc.	33,538	2,405,345
Silicon Laboratories, Inc.A	17,837	2,419,946

		11,842,605

Software - 16.42%
Aspen Technology, Inc.A	7,328	1,505,171
Box, Inc., Class AA	74,642	2,323,606
CyberArk Software Ltd.A	30,018	3,891,834
Descartes Systems Group, Inc.A	32,656	2,274,490
Envestnet, Inc.A	72,253	4,458,010
Five9, Inc.A	30,884	2,095,788
Guidewire Software, Inc.A	31,640	1,979,398
Manhattan Associates, Inc.A	46,825	5,684,555
Model N, Inc.A	51,045	2,070,385
PROS Holdings, Inc.A	94,423	2,290,702
Q2 Holdings, Inc.A	58,962	1,584,309
Qualys, Inc.A	27,272	3,060,737
Rapid7, Inc.A	63,232	2,148,623
SPS Commerce, Inc.A	44,541	5,720,401
Tyler Technologies, Inc.A	3,288	1,060,084
Varonis Systems, Inc.A	83,238	1,992,718

		44,140,811

Total Information Technology		73,009,709

Materials - 1.14%

Chemicals - 1.14%
Balchem Corp.	24,979	3,050,186

Total Common Stocks (Cost $207,646,720)		270,463,223

SECURITIES LENDING COLLATERAL - 0.04% (Cost $115,126)

Investment Companies - 0.04%
American Beacon U.S. Government Money Market Select Fund, 4.17%C D	115,126	115,126

TOTAL INVESTMENTS - 100.63% (Cost $207,761,846)		270,578,349
LIABILITIES, NET OF OTHER ASSETS - (0.63%)		(1,704,619)

TOTAL NET ASSETS - 100.00%		$268,873,730

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at December 31, 2022 (Note 8).

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

LP - Limited Partnership.

PLC - Public Limited Company.

See accompanying notes

19

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

December 31, 2022

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2022, the investments were classified as described below:

Stephens Small Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$270,463,223	$-	$-	$270,463,223
Securities Lending Collateral	115,126	-	-	115,126

Total Investments in Securities - Assets	$270,578,349	$-	$-	$270,578,349

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended December 31, 2022, there were no transfers into or out of Level 3.

See accompanying notes

20

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2022

	Stephens Mid-Cap Growth Fund	Stephens Small Cap Growth Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$477,869,280	$270,463,223
Investments in affiliated securities, at fair value‡	1,922,702	115,126
Dividends and interest receivable	42,391	24,919
Receivable for investments sold	–	1,349,557
Receivable for fund shares sold	663,750	1,066,963
Receivable for expense reimbursement (Note 2)	8,919	47,397
Prepaid expenses	44,576	37,771

Total assets	480,551,618	273,104,956

Liabilities:
Payable for investments purchased	38,130	361,123
Payable for fund shares redeemed	238,181	3,182,396
Cash due to custodian	–	10
Dividends and interest expense payable	–	219,531
Management and sub-advisory fees payable (Note 2)	337,500	224,420
Service fees payable (Note 2)	10,260	16,164
Transfer agent fees payable (Note 2)	11,350	9,690
Payable upon return of securities loaned (Note 8)§	–	115,126
Custody and fund accounting fees payable	19,700	16,669
Professional fees payable	58,067	58,765
Payable for prospectus and shareholder reports	37,793	20,201
Other liabilities	10,444	7,131

Total liabilities	761,425	4,231,226

Net assets	$479,790,193	$268,873,730

Analysis of net assets:
Paid-in-capital	$443,782,234	$205,291,779
Total distributable earnings (deficits)A	36,007,959	63,581,951

Net assets	$479,790,193	$268,873,730

Shares outstanding at no par value (unlimited shares authorized):
R5 Class	13,767,091	14,414,031

Y Class	1,410,533	2,239,697

Investor Class	1,110,902	1,535,484

A Class	234,750	2,362,502

C Class	87,001	34,587

R6 Class	865,958	3,283,651

Net assets:
R5 Class	$384,632,608	$167,776,189

Y Class	$38,984,552	$25,622,348

Investor Class	$24,969,273	$14,745,379

A Class	$5,243,837	$22,160,000

C Class	$1,740,775	$262,215

R6 Class	$24,219,148	$38,307,599

Net asset value, offering and redemption price per share:
R5 Class	$27.94	$11.64

Y Class	$27.64	$11.44

Investor Class	$22.48	$9.60

A Class	$22.34	$9.38

A Class (offering price)	$23.70	$9.95

C Class	$20.01	$7.58

R6 Class	$27.97	$11.67

† Cost of investments in unaffiliated securities	$429,641,089	$207,646,720
‡ Cost of investments in affiliated securities	$1,922,702	$115,126
§ Fair value of securities on loan	$5,629,576	$11,880,271

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

21

American Beacon FundsSM

Statements of Operations

For the year ended December 31, 2022

	Stephens Mid-Cap Growth Fund	Stephens Small Cap Growth Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$3,631,720	$1,215,844	A
Dividend income from affiliated securities (Note 2)	82,769	37,222
Income derived from securities lending (Note 8)	27,665	29,681

Total investment income	3,742,154	1,282,747

Expenses:
Management and sub-advisory fees (Note 2)	4,553,535	3,115,454
Transfer agent fees:
R5 Class (Note 2)	62,521	79,717
Y Class (Note 2)	58,683	34,577
Investor Class	2,560	3,034
A Class	391	1,116
C Class	215	87
R6 Class	1,346	1,471
Custody and fund accounting fees	90,208	61,521
Professional fees	98,339	96,241
Registration fees and expenses	101,698	104,873
Service fees (Note 2):
Investor Class	92,555	96,445
A Class	4,556	31,628
C Class	1,567	370
Distribution fees (Note 2):
A Class	14,408	59,528
C Class	21,207	3,577
Prospectus and shareholder report expenses	40,269	22,204
Trustee fees (Note 2)	47,014	27,783
Loan expense (Note 9)	9,033	6,783
Other expenses	105,009	46,713

Total expenses	5,305,114	3,793,122

Net fees waived and expenses (reimbursed) (Note 2)	(66,561)	(291,681)

Net expenses	5,238,553	3,501,441

Net investment (loss)	(1,496,399)	(2,218,694)

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesB	(9,573,047)	22,058,776
Change in net unrealized depreciation of:
Investments in unaffiliated securitiesC	(204,519,613)	(143,325,131)

Net (loss) from investments	(214,092,660)	(121,266,355)

Net (decrease) in net assets resulting from operations	$(215,589,059)	$(123,485,049)

† Foreign taxes	$15,635	$–

A Includes significant dividends from two issuers of $328,403.

B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.

C The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

22

American Beacon FundsSM

Statements of Changes in Net Assets

	Stephens Mid-Cap Growth Fund		Stephens Small Cap Growth Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment (loss)	$(1,496,399)	$(4,106,270)	$(2,218,694)	$(3,787,671)
Net realized gain (loss) from investments in unaffiliated securities	(9,573,047)	55,417,923	22,058,776	83,083,093
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities	(204,519,613)	35,579,930	(143,325,131)	(21,463,461)

Net increase (decrease) in net assets resulting from operations	(215,589,059)	86,891,583	(123,485,049)	57,831,961

Distributions to shareholders:
Total retained earnings:
R5 Class	(10,421,235)	(35,903,414)	(19,049,018)	(48,200,672)
Y Class	(1,069,907)	(4,933,630)	(2,969,729)	(9,740,825)
Investor Class	(833,959)	(1,192,798)	(2,009,141)	(15,364,561)
A Class	(174,695)	(514,914)	(2,979,578)	(1,415,395)
C Class	(65,576)	(231,787)	(44,139)	(129,727)
R6 Class	(643,909)	(3,068,283)	(4,396,833)	(3,598,004)

Net distributions to shareholders	(13,209,281)	(45,844,826)	(31,448,438)	(78,449,184)

Capital share transactions (Note 10):
Proceeds from sales of shares	167,997,413	278,153,892	145,635,477	82,416,657
Reinvestment of dividends and distributions	7,884,889	27,287,971	30,237,838	75,121,961
Cost of shares redeemed	(245,029,465)	(179,888,403)	(196,559,491)	(115,642,463)

Net increase (decrease) in net assets from capital share transactions	(69,147,163)	125,553,460	(20,686,176)	41,896,155

Net increase (decrease) in net assets	(297,945,503)	166,600,217	(175,619,663)	21,278,932

Net assets:
Beginning of year	777,735,696	611,135,479	444,493,393	423,214,461

End of year	$479,790,193	$777,735,696	$268,873,730	$444,493,393

See accompanying notes

23

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, open-end management investment companies. As of December 31, 2022, the Trust consists of twenty-five active series, two of which are presented in this filing: American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund (collectively, the “Funds” and each individually a “Fund”).The remaining twenty-three active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing London Inter-bank Offered Rate (“LIBOR”) or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06 Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848 which updates and clarifies ASU No. 2020-04. The amendments in this ASU defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management expects these ASUs will not have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminated the asset segregation framework used by funds to comply with Section 18 of the Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds were not required to fully comply with the new rule until August 19, 2022. Management has evaluated the implications of these changes, and has determined that there is no impact to the financial statements.

On December 3, 2020, the SEC adopted new rule 2a-5 (Valuation Rule) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management has evaluated the Valuation Rule, and has determined that there is no impact to the financial statements.

In June 2022, the FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820); Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which provides clarifying guidance that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Management expects the ASU will not have a material impact on the Funds’ financial statements.

24

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary, such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The Funds distribute most or all of their net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in

25

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to a Fund will be paid from the assets of a Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreement with Stephens Investment Management Group LLC (the “Sub-Advisor”) pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on each Fund’s average daily net assets according to the following schedule:

Stephens Mid-Cap Growth

All assets	0.45%

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Notes to Financial Statements

December 31, 2022

Stephens Small Cap Growth

First $200 million	0.65%
Over $200 million	0.55%

The Management and Sub-Advisory Fees paid by the Funds for the year ended December 31, 2022 were as follows:

Stephens Mid-Cap Growth Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$1,995,904
Sub-Advisor Fees	0.45%	2,557,631

Total	0.80%	$4,553,535

Stephens Small Cap Growth Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$1,174,478
Sub-Advisor Fees	0.57%	1,940,976

Total	0.92%	$3,115,454

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and sub-advisory fees” on the Statements of Operations. During the year ended December 31, 2022, the Manager received securities lending fees of $3,075 and $3,415 for the securities lending activities of Stephens Mid-Cap Growth Fund and Stephens Small Cap Growth Fund, respectively.

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended December 31, 2022, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Stephens Mid-Cap Growth	$102,242
Stephens Small Cap Growth	104,863

As of December 31, 2022, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Stephens Mid-Cap Growth	$7,659
Stephens Small Cap Growth	7,228

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds listed below held the following shares with a December 31, 2022 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	December 31, 2022 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	December 31, 2022 Fair Value
U.S. Government Money Market Select	Direct	Stephens Mid-Cap Growth	$1,922,702	$-	$-	$82,769	$1,922,702
U.S. Government Money Market Select	Direct	Stephens Small Cap Growth	-	-	-	37,222	-
U.S. Government Money Market Select	Securities Lending	Stephens Small Cap Growth	115,126	-	-	N/A	115,126

The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended December 31, 2022, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Stephens Mid-Cap Growth	$9,671	$261	$9,932
Stephens Small Cap Growth	4,196	897	5,093

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended December 31, 2022, the Stephens Mid-Cap Growth Fund borrowed on average 3,325,157 for 14 days at an average interest rate of 3.10% with interest charges of $3,150 and the Stephens Small Cap Growth Fund borrowed on average $1,382,042 for 19 days at an average interest rate of 3.90% with interest charges of $2,812. These amounts are recorded as “Other expenses” in the Statements of Operations.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds, through April 30, 2023, to the extent that total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) exceed the Funds’ expense cap. During the year ended December 31, 2022, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap
Fund	Class	1/1/2022 - 4/30/2022	5/1/2022 - 12/31/2022	Reimbursed Expenses	(Recouped) Expenses		Expiration of Reimbursed Expenses
Stephens Mid-Cap Growth	R5	0.89%	0.89%	$48,532	$(38,452	)*	2025
Stephens Mid-Cap Growth	Y	0.95%	0.95%	17,501	-		2025
Stephens Mid-Cap Growth	Investor	1.15%	N/A	843	(843)		2025
Stephens Mid-Cap Growth	A	1.20%	N/A	-	-		2025
Stephens Mid-Cap Growth	C	1.94%	1.94%	523	(54	)*	2025
Stephens Mid-Cap Growth	R6	0.88%	N/A	5	(2,903	)*	2025
Stephens Small Cap Growth	R5	0.99%	0.99%	176,704	-		2025
Stephens Small Cap Growth	Y	1.05%	1.05%	29,063	-		2025
Stephens Small Cap Growth	Investor	1.30%	1.30%	17,415	(5,082	)*	2025
Stephens Small Cap Growth	A	1.28%	1.28%	34,892	-		2025
Stephens Small Cap Growth	C	2.06%	2.06%	397	(19	)*	2025
Stephens Small Cap Growth	R6	0.96%	0.96%	33,210	-		2025

* These amounts represent Recouped Expenses from prior fiscal years and are reflected in Other expenses on the Statements of Operations.

Of the above amounts, $8,919 and $47,397 were disclosed as a Receivable for expense reimbursement on the Statements of Assets and Liabilities at December 31, 2022 for the Stephens Mid-Cap Growth Fund and Stephens Small Cap Growth Fund, respectively.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2025. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Stephens Mid-Cap Growth	$39,660	$-	$98,848	2022
Stephens Mid-Cap Growth	1,695	81,353	-	2023
Stephens Mid-Cap Growth	54	58,787	-	2024
Stephens Small Cap Growth	-	-	6,151	2022
Stephens Small Cap Growth	5,082	206,075	-	2023
Stephens Small Cap Growth	19	206,041	-	2024

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of A Class sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended December 31, 2022, RID collected $1,631 and $147 for Stephens Mid-Cap Growth Fund and Stephens Small Cap Growth Fund, respectively, from the sale of A Class Shares.

A CDSC of 0.50% will be deducted with respect to A Class Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the A Class Shares redeemed. During the year ended December 31, 2022, there were no CDSC fees collected for the A Class Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to C Class Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the C Class Shares redeemed. During the year ended December 31, 2022, there were no CDSC fees collected for C Class Shares of the Funds.

Trustee Fees and Expenses

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $130,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

3.  Security Valuation and Fair Value Measurements

The price of each Fund’s shares is based on its net asset value (“NAV”) per share. Each Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of a Fund’s shares is determined based on a pro rata allocation of a Fund’s investment income, expenses and total capital gains and losses. A Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, a Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Funds do not price their shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when a Fund is not open for business, which may result in the value of a Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When a Fund holds securities or other assets that are denominated in a foreign currency, a Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

The Valuation Rule establishes requirements for determining fair value in good faith for purposes of the Act, including related oversight and reporting requirements. The Valuation Rule also defines when market quotations are “readily available,” which is the threshold for determining whether a Fund must fair value a security. Among other things, the Valuation Rule permits the Board to designate the Manager as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Manager’s fair value determinations. Effective September 8, 2022, the Board has designated the Manager as valuation designee to perform fair value functions in accordance with the requirements of the Valuation Rule. Prior to September 8, 2022, fair value determinations were made pursuant to methodologies approved by the Board.

Rule 2a-5 under the Investment Company Act (the “Valuation Rule”) establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the Investment Company Act, the threshold for determining whether a Fund must fair value a security.

The Valuation Rule permits a Fund’s board to designate the Fund’s primary investment adviser as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the registered investment company’s board receives the information it needs to oversee the investment adviser’s fair value determinations. The Board has designated the Manager as valuation designee under the Valuation Rule to perform fair value functions in accordance with the requirements of the Valuation Rule.

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Notes to Financial Statements

December 31, 2022

Securities may be valued at fair value, as determined in good faith and pursuant to the Managers’ procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used for fixed income securities and when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of a Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Funds may fair value securities as a result of significant events occurring after the close of the foreign markets in which a Fund invests as described below. In addition, the Funds may invest in illiquid securities requiring these procedures.

A Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before a Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all of a Fund’s portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Manager, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Manager’s Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. A Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of a Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust a Manager’s fair valuation procedures for a Fund.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in pricing an investment.

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Notes to Financial Statements

December 31, 2022

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, ETFs, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

With respect to a Fund’s investments that do not have readily available market quotations, the Board has designated the Adviser as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). If market prices are not readily available or are deemed unreliable, the Valuation Designee will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by the Valuation Designee may cause the NAV of a Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if a Fund were to sell the investment at approximately the time at which a Fund determines its NAV.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

Depositary Receipts and U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges

ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

currencies may become unavailable for transfer from a foreign currency), resulting in the Funds’ possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds at times may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Publicly Traded Partnerships/Master Limited Partnerships (“MLPs”)

The Funds may invest in publicly traded partnerships such as MLPs. MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The general partner or partners are jointly and severally responsible for the liabilities of the MLP. (An MLP also may be an entity similar to a limited partnership, such as an LLC, which has one or more managers or managing members and non-managing members (who are like limited partners)). The Funds invest in an MLP as a limited partner and normally would not be liable for the debts of an MLP beyond the amount a Fund has invested therein, but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

5.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Equity Investments Risk

Equity securities are subject to investment risk and market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, real estate investment trusts (“REITs”), depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Investment Risk

An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Funds, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Funds.

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies,

35

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds and ETFs. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Funds’ investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Funds’ investment may decline, adversely affecting the Funds’ performance. ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. To the extent the Funds invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Funds are subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. ETFs have expenses associated with their operation, typically including advisory fees.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. Transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the pandemic has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an on-line business model and has disrupted the supply chains that many businesses depend on. The travel, hospitality and public transit industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Funds may be increased.

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through the economy. However, the Federal Reserve recently began to reduce its interventions as the economy improved and inflation accelerated. Concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown as a result. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there may be a further increase in public debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons.

36

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes. The U.S. Federal Reserve has started to raise interest rates beginning in 2022, in part to address an increase in the annual inflation rate in the U.S. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives or their alteration or cessation.

Slowing global economic growth, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, such as between Russia and Ukraine, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Sector Risk

Sector risk is the risk associated with a Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent a Fund has substantial holdings within a particular sector, the risks to a Fund associated with that sector increase.

To the extent a Fund invests significantly in the information technology sector, the value of the Fund’s shares may be particularly vulnerable to factors affecting that sector, such as a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. The value of a Fund’s shares could experience significantly greater volatility than investment companies investing more broadly.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions in order to obtain additional income. Borrowers of a Fund’s securities provide collateral either in the form of cash, which a Fund reinvests in securities or in the form of non-cash collateral consisting of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to cover its payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan. A Fund could also lose money due to a decline in the value of non-cash collateral. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions or could result in increased costs. Moreover, if the borrower becomes subject to insolvency or similar proceedings, a Fund could incur delays in its ability to enforce its rights in its collateral. There also is a risk that a borrower may default on its obligation to return loaned securities at a time when the value of a Fund’s collateral is inadequate. Although a Fund’s securities lending agent may indemnify a Fund against that risk, it is also possible that the securities lending agent will be unable to satisfy its indemnification obligations. In any case in which the loaned securities are not returned to a Fund before an ex-dividend date, whether or not due to a default by the borrower, the payment in lieu of the dividend that a Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

37

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, December 31, 2022.

Stephens Small Cap Growth Fund

	Remaining Contractual Maturity of the Agreements As of December 31, 2022
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions Common Stocks	$115,126	$-	$-	$-	$115,126

Total Borrowings	$115,126	$-	$-	$-	$115,126

Gross amount of recognized liabilities for securities lending transactions					$115,126

6.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2022 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

The tax character of distributions paid were as follows:

	Stephens Mid-Cap Growth Fund		Stephens Small Cap Growth Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Distributions paid from:
Ordinary income*
R5 Class	$-	$-	$1,618	$-
Y Class	-	-	303	-
Investor Class	-	-	119	-
A Class	-	-	254	-
C Class	-	-	4	-
R6 Class	-	-	374	-
Long-term capital gains
R5 Class	10,421,235	35,903,414	19,047,400	48,200,672
Y Class	1,069,907	4,933,630	2,969,426	9,740,825
Investor Class	833,959	1,192,798	2,009,022	15,364,561
A Class	174,695	514,914	2,979,324	1,415,395
C Class	65,576	231,787	44,135	129,727
R6 Class	643,909	3,068,283	4,396,459	3,598,004

Total distributions paid	$13,209,281	$45,844,826	$31,448,438	$78,449,184

* For tax purposes, short-term capital gains are considered ordinary income distributions.

38

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

As of December 31, 2022, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Stephens Mid-Cap Growth	$434,349,789	$108,447,640	$(63,005,447)	$45,442,193
Stephens Small Cap Growth	211,032,829	84,062,691	(24,517,171)	59,545,520

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Stephens Mid-Cap Growth	$45,442,193	$-	$-	$(9,434,237)	$3	$36,007,959
Stephens Small Cap Growth	59,545,520	-	4,036,431	-	-	63,581,951

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales and capital loss carryforwards.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from non-utilization of net-operating losses and distribution in excess of earnings as of December 31, 2022:

Fund	Paid-In-Capital	Distributable Earnings/(Deficits)
Stephens Mid-Cap Growth	$(1,497,952)	$1,497,952
Stephens Small Cap Growth	(2,218,694)	2,218,694

For federal income tax purposes, the Funds measure their capital loss carryforwards annually at December 31, their fiscal year end. Capital loss carryforwards retain their character as short-term and/or long-term and may be carried forward and applied against future realized capital gains with no expiration date.

As of December 31, 2022 the Funds had the following capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
Stephens Mid-Cap Growth	$9,434,237	$–
Stephens Small Cap Growth	–	–

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended December 31, 2022 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Stephens Mid-Cap Growth	$112,025,790	$186,912,297
Stephens Small Cap Growth	89,495,757	138,410,419

39

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

A summary of the Funds’ transactions in the USG Select Fund for the year ended December 31, 2022 were as follows:

Fund	Type of Transaction	December 31, 2021 Shares/Fair Value	Purchases	Sales	December 31, 2022 Shares/Fair Value
Stephens Mid-Cap Growth	Direct	$7,961,825	$126,496,107	$132,535,230	$1,922,702
Stephens Mid-Cap Growth	Securities Lending	-	10,794,798	10,794,798	-
Stephens Small Cap Growth	Direct	2,727,123	101,003,824	103,730,947	-
Stephens Small Cap Growth	Securities Lending	-	23,529,315	23,414,189	115,126

8.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

40

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

As of December 31, 2022, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Fair Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Stephens Mid-Cap Growth	$5,629,576	$-	$5,754,469	$5,754,469
Stephens Small Cap Growth	11,880,271	115,126	12,072,572	12,187,698

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

9. Borrowing Arrangements

Effective November 11, 2022 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 9, 2023, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 9, 2023, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended December 31, 2022, the Funds did not utilize these facilities.

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 Class
	Year Ended December 31,
	2022		2021
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	4,125,826	$128,652,014	5,801,352	$228,110,298
Reinvestment of dividends	188,117	5,224,009	452,384	17,805,838
Shares redeemed	(5,877,892)	(181,185,845)	(3,562,517)	(143,371,174)

Net increase (decrease) in shares outstanding	(1,563,949)	$(47,309,822)	2,691,219	$102,544,962

41

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

	Y Class
	Year Ended December 31,
	2022		2021
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	332,347	$10,223,569	569,170	$22,212,416
Reinvestment of dividends	37,180	1,021,700	121,659	4,741,069
Shares redeemed	(1,059,129)	(31,081,023)	(441,968)	(17,308,176)

Net increase (decrease) in shares outstanding	(689,602)	$(19,835,754)	248,861	$9,645,309

	Investor Class
	Year Ended December 31,
	2022		2021
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	823,383	$23,516,757	75,821	$2,425,074
Reinvestment of dividends	33,808	755,621	29,031	928,402
Shares redeemed	(269,590)	(6,644,261)	(134,847)	(4,332,549)

Net increase (decrease) in shares outstanding	587,601	$17,628,117	(29,995)	$(979,073)

	A Class
	Year Ended December 31,
	2022		2021
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	25,236	$652,708	22,100	$718,332
Reinvestment of dividends	7,852	174,385	16,167	513,934
Shares redeemed	(28,011)	(687,676)	(72,739)	(2,390,878)

Net increase (decrease) in shares outstanding	5,077	$139,417	(34,472)	$(1,158,612)

	C Class
	Year Ended December 31,
	2022		2021
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	5,720	$136,710	13,954	$424,290
Reinvestment of dividends	3,280	65,264	8,002	230,445
Shares redeemed	(24,021)	(532,968)	(29,217)	(856,963)

Net (decrease) in shares outstanding	(15,021)	$(330,994)	(7,261)	$(202,228)

	R6 Class
	Year Ended December 31,
	2022		2021
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	156,661	$4,815,655	616,251	$24,263,482
Reinvestment of dividends	23,162	643,910	77,875	3,068,283
Shares redeemed	(708,348)	(24,897,692)	(290,953)	(11,628,663)

Net increase (decrease) in shares outstanding	(528,525)	$(19,438,127)	403,173	$15,703,102

	R5 Class
	Year Ended December 31,
	2022		2021
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	5,112,600	$71,644,952	2,620,716	$54,758,727
Reinvestment of dividends	1,544,473	17,884,996	2,499,098	45,183,694
Shares redeemed	(7,567,868)	(108,989,475)	(3,386,664)	(69,375,236)

Net increase (decrease) in shares outstanding	(910,795)	$(19,459,527)	1,733,150	$30,567,185

	Y Class
	Year Ended December 31,
	2022		2021
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	754,483	$10,644,161	590,953	$12,386,889
Reinvestment of dividends	259,333	2,951,213	546,138	9,732,183
Shares redeemed	(1,869,472)	(25,583,597)	(1,104,555)	(22,328,607)

Net increase (decrease) in shares outstanding	(855,656)	$(11,988,223)	32,536	$(209,535)

42

American Beacon FundsSM

Notes to Financial Statements

December 31, 2022

	Investor Class
	Year Ended December 31,
	2022		2021
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	267,157	$3,370,266	634,552	$11,525,869
Reinvestment of dividends	208,344	1,989,689	984,371	15,080,561
Shares redeemed	(4,015,901)	(51,581,642)	(1,200,101)	(21,603,622)

Net increase (decrease) in shares outstanding	(3,540,400)	$(46,221,687)	418,822	$5,002,808

	A Class
	Year Ended December 31,
	2022		2021
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	1,862,157	$25,230,152	18,481	$323,049
Reinvestment of dividends	318,432	2,970,968	93,124	1,397,792
Shares redeemed	(292,123)	(3,421,246)	(33,761)	(597,978)

Net increase in shares outstanding	1,888,466	$24,779,874	77,844	$1,122,863

	C Class
	Year Ended December 31,
	2022		2021
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	1,619	$23,038	2,959	$46,299
Reinvestment of dividends	6,267	44,139	9,865	129,727
Shares redeemed	(17,138)	(169,758)	(15,117)	(236,046)

Net (decrease) in shares outstanding	(9,252)	$(102,581)	(2,293)	$(60,020)

	R6 Class
	Year Ended December 31,
	2022		2021
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	2,237,082	$34,722,908	163,626	$3,375,824
Reinvestment of dividends	379,038	4,396,833	198,565	3,598,004
Shares redeemed	(505,617)	(6,813,773)	(71,914)	(1,500,974)

Net increase in shares outstanding	2,110,503	$32,305,968	290,277	$5,472,854

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

43

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended December 31,
	2022	2021	2020		2019		2018

Net asset value, beginning of period	$39.90	$37.67	$27.17		$21.23		$22.45

Income (loss) from investment operations:
Net investment (loss)	(0.13)	(0.14)	(0.07)		(0.12	)B	(0.12	)B
Net gains (losses) on investments (both realized and unrealized)	(11.06)	4.80	11.02		6.87		0.57

Total income (loss) from investment operations	(11.19)	4.66	10.95		6.75		0.45

Less distributions:
Dividends from net investment income	–	–	–		–		–
Distributions from net realized gains	(0.77)	(2.43)	(0.45)		(0.81)		(1.67)

Total distributions	(0.77)	(2.43)	(0.45)		(0.81)		(1.67)

Net asset value, end of period	$27.94	$39.90	$37.67		$27.17		$21.23

Total returnC	(28.04)%	12.46%	40.30%		31.79%		2.20%

Ratios and supplemental data:
Net assets, end of period	$384,632,608	$611,720,453	$476,150,642		$278,175,115		$74,603,963
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.90%	0.90%	0.91%		0.96%		1.04%
Expenses, net of reimbursements and/or recoupments	0.89%	0.89%	0.89	%E	0.89%		0.94	%D
Net investment (loss), before expense reimbursements and/or recoupments	(0.24)%	(0.54)%	(0.52)%		(0.52)%		(0.60)%
Net investment (loss), net of reimbursements and/or recoupments	(0.23)%	(0.53)%	(0.50)%		(0.45)%		(0.50)%
Portfolio turnover rate	20%	28%	22%		15%		38%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on July 1, 2018.
E	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

44

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended December 31,
	2022	2021	2020		2019		2018

Net asset value, beginning of period	$39.51	$37.34	$26.95		$21.09		$22.34

Income (loss) from investment operations:
Net investment (loss)	(0.34)	(0.20)	(0.04)		(0.14	)A	(0.15	)A
Net gains (losses) on investments (both realized and unrealized)	(10.76)	4.80	10.88		6.81		0.57

Total income (loss) from investment operations	(11.10)	4.60	10.84		6.67		0.42

Less distributions:
Dividends from net investment income	–	–	–		–		–
Distributions from net realized gains	(0.77)	(2.43)	(0.45)		(0.81)		(1.67)

Total distributions	(0.77)	(2.43)	(0.45)		(0.81)		(1.67)

Net asset value, end of period	$27.64	$39.51	$37.34		$26.95		$21.09

Total returnB	(28.09)%	12.41%	40.22%		31.62%		2.08%

Ratios and supplemental data:
Net assets, end of period	$38,984,552	$82,970,930	$69,132,838		$30,544,300		$10,252,661
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.98%	0.97%	1.00%		1.01%		1.08%
Expenses, net of reimbursements and/or recoupments	0.95%	0.95%	0.96	%C	0.99%		1.03	%D
Net investment (loss), before expense reimbursements and/or recoupments	(0.32)%	(0.64)%	(0.61)%		(0.57)%		(0.64)%
Net investment (loss), net of reimbursements and/or recoupments	(0.29)%	(0.62)%	(0.57)%		(0.55)%		(0.59)%
Portfolio turnover rate	20%	28%	22%		15%		38%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
D	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on July 1, 2018.

See accompanying notes

45

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31,
	2022		2021	2020		2019	2018

Net asset value, beginning of period	$32.42		$31.09	$22.56		$17.80	$19.15

Income (loss) from investment operations:
Net investment (loss)	(0.13	)A	(0.41)	(0.61)		(0.55)	(0.12)
Net gains (losses) on investments (both realized and unrealized)	(9.04)		4.17	9.59		6.12	0.44

Total income (loss) from investment operations	(9.17)		3.76	8.98		5.57	0.32

Less distributions:
Dividends from net investment income	–		–	–		–	–
Distributions from net realized gains	(0.77)		(2.43)	(0.45)		(0.81)	(1.67)

Total distributions	(0.77)		(2.43)	(0.45)		(0.81)	(1.67)

Net asset value, end of period	$22.48		$32.42	$31.09		$22.56	$17.80

Total returnB	(28.28)%		12.20%	39.80%		31.28%	1.91%

Ratios and supplemental data:
Net assets, end of period	$24,969,273		$16,964,278	$17,203,402		$14,802,058	$14,330,547
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.23%		1.14%	1.23%		1.28%	1.28%
Expenses, net of reimbursements and/or recoupments	1.23%		1.14%	1.23	%C	1.25%	1.25	%D
Net investment (loss), before expense reimbursements and/or recoupments	(0.54)%		(0.79)%	(0.85)%		(0.84)%	(0.86)%
Net investment (loss), net of reimbursements and/or recoupments	(0.54)%		(0.79)%	(0.85)%		(0.81)%	(0.83)%
Portfolio turnover rate	20%		28%	22%		15%	38%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 in the Annual Shareholder Report due to security lending expenses, which are not reimbursable under the agreement with the Manager.
D	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on July 1, 2018.

See accompanying notes

46

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended December 31,
	2022	2021	2020		2019	2018

Net asset value, beginning of period	$32.22	$30.92	$22.43		$17.71	$19.08

Income (loss) from investment operations:
Net investment (loss)	(0.04)	(0.80)	(0.49)		(1.94)	(0.24)
Net gains (losses) on investments (both realized and unrealized)	(9.07)	4.53	9.43		7.47	0.54

Total income (loss) from investment operations	(9.11)	3.73	8.94		5.53	0.30

Less distributions:
Dividends from net investment income	–	–	–		–	–
Distributions from net realized gains	(0.77)	(2.43)	(0.45)		(0.81)	(1.67)

Total distributions	(0.77)	(2.43)	(0.45)		(0.81)	(1.67)

Net asset value, end of period	$22.34	$32.22	$30.92		$22.43	$17.71

Total returnA	(28.27)%	12.17%	39.85%		31.22%	1.81%

Ratios and supplemental data:
Net assets, end of period	$5,243,837	$7,400,729	$8,166,847		$6,467,469	$12,293,695
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.22%	1.14%	1.24%		1.27%	1.33%
Expenses, net of reimbursements and/or recoupments	1.22%	1.13%	1.23	%B	1.29%	1.31	%C
Net investment (loss), before expense reimbursements and/or recoupments	(0.55)%	(0.75)%	(0.86)%		(0.84)%	(0.91)%
Net investment (loss), net of reimbursements and/or recoupments	(0.55)%	(0.74)%	(0.85)%		(0.86)%	(0.89)%
Portfolio turnover rate	20%	28%	22%		15%	38%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
C	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on July 1, 2018.

See accompanying notes

47

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,
	2022	2021	2020		2019	2018

Net asset value, beginning of period	$29.19	$28.44	$20.81		$16.59	$18.11

Income (loss) from investment operations:
Net investment (loss)	(0.83)	(0.63)	(0.94)		(0.25)	(0.33	)A
Net gains (losses) on investments (both realized and unrealized)	(7.58)	3.81	9.02		5.28	0.48

Total income (loss) from investment operations	(8.41)	3.18	8.08		5.03	0.15

Less distributions:
Dividends from net investment income	–	–	–		–	–
Distributions from net realized gains	(0.77)	(2.43)	(0.45)		(0.81)	(1.67)

Total distributions	(0.77)	(2.43)	(0.45)		(0.81)	(1.67)

Net asset value, end of period	$20.01	$29.19	$28.44		$20.81	$16.59

Total returnB	(28.80)%	11.29%	38.82%		30.31%	1.07%

Ratios and supplemental data:
Net assets, end of period	$1,740,775	$2,977,572	$3,107,948		$3,193,238	$2,414,400
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.97%	1.98%	1.96%		2.00%	2.07%
Expenses, net of reimbursements and/or recoupments	1.94%	1.94%	1.94	%D	2.01%	2.06	%C
Net investment (loss), before expense reimbursements and/or recoupments	(1.31)%	(1.65)%	(1.57)%		(1.56)%	(1.64)%
Net investment (loss), net of reimbursements and/or recoupments	(1.28)%	(1.61)%	(1.55)%		(1.57)%	(1.63)%
Portfolio turnover rate	20%	28%	22%		15%	38%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on July 1, 2018.
D	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

48

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended December 31,					December 31, 2018A to December 31,

	2022	2021	2020		2019	2018

Net asset value, beginning of period	$39.94	$37.70	$27.18		$21.23	$21.23

Income (loss) from investment operations:
Net investment (loss)	(0.23)	(0.14)	(0.06)		(0.05)	–
Net gains (losses) on investments (both realized and unrealized)	(10.97)	4.81	11.03		6.81	–

Total income (loss) from investment operations	(11.20)	4.67	10.97		6.76	–

Less distributions:
Dividends from net investment income	–	–	–		–	–
Distributions from net realized gains	(0.77)	(2.43)	(0.45)		(0.81)	–

Total distributions	(0.77)	(2.43)	(0.45)		(0.81)	–

Net asset value, end of period	$27.97	$39.94	$37.70		$27.18	$21.23

Total returnB	(28.04)%	12.47%	40.36%		31.84%	0.00%

Ratios and supplemental data:
Net assets, end of period	$24,219,148	$55,701,734	$37,373,802		$17,073,112	$100,000
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.89%	0.88%	0.90%		0.92%	0.00%
Expenses, net of reimbursements and/or recoupments	0.89%	0.87%	0.84	%D	0.84%	0.00%
Net investment income (loss), before expense reimbursements and/or recoupments	(0.26)%	(0.50)%	(0.49)%		(0.50)%	0.00%
Net investment income (loss), net of reimbursements and/or recoupments	(0.26)%	(0.49)%	(0.43)%		(0.42)%	0.00%
Portfolio turnover rate	20%	28%	22%		15%	38	%C

A	Class launched on December 31, 2018 and commenced operations on January 2, 2019.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manage

See accompanying notes

49

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended December 31,
	2022		2021		2020		2019		2018

Net asset value, beginning of period	$18.31		$19.27		$15.40		$13.83		$19.01

Income (loss) from investment operations:
Net investment (loss)	(0.17	)B	(0.17	)C	(0.31	)D	(0.26)		(0.33	)E
Net gains (losses) on investments (both realized and unrealized)	(5.06)		2.89		6.11		3.44		0.80

Total income (loss) from investment operations	(5.23)		2.72		5.80		3.18		0.47

Less distributions:
Dividends from net investment income	–		–		–		–		–
Distributions from net realized gains	(1.44)		(3.68)		(1.93)		(1.61)		(5.65)

Total distributions	(1.44)		(3.68)		(1.93)		(1.61)		(5.65)

Net asset value, end of period	$11.64		$18.31		$19.27		$15.40		$13.83

Total returnF	(28.50)%		14.34%		37.56%		22.92%		3.26%

Ratios and supplemental data:
Net assets, end of period	$167,776,189		$280,613,603		$261,976,294		$244,394,530		$246,845,478
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.08%		1.04%		1.05%		1.08%		1.09%
Expenses, net of reimbursements and/or recoupments	0.99%		0.99%		0.99	%H	1.08	%G	1.09%
Net investment (loss), before expense reimbursements and/or recoupments	(0.70	)%B	(0.86)%		(0.82)%		(0.83)%		(0.76)%
Net investment (loss), net of reimbursements and/or recoupments	(0.61	)%B	(0.81)%		(0.76)%		(0.83)%		(0.76)%
Portfolio turnover rate	27%		28%		18%		20%		16%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Net investment income includes significant dividend payments from Viper Energy Partners LP and Wingstop, Inc. amounting to $0.0132.
C	Per share amounts have been calculated using the average shares method.
D	Net investment income includes a significant dividend payment from Wingstop, Inc. amounting to $0.0083.
E	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.36).
F

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

G	Expense ratios may exceed the expense cap in effect at the time as a result of the change in the contractual expense caps on August 23, 2019.
H	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

50

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended December 31,
	2022		2021	2020		2019		2018

Net asset value, beginning of period	$18.04		$19.05	$15.24		$13.72		$18.91

Income (loss) from investment operations:
Net investment (loss)	(0.96	)A	(0.13)	(0.56	)B	(0.14	)C	(0.49	)D
Net gains (losses) on investments (both realized and unrealized)	(4.20)		2.80	6.30		3.27		0.95

Total income (loss) from investment operations	(5.16)		2.67	5.74		3.13		0.46

Less distributions:
Dividends from net investment income	–		–	–		–		–
Distributions from net realized gains	(1.44)		(3.68)	(1.93)		(1.61)		(5.65)

Total distributions	(1.44)		(3.68)	(1.93)		(1.61)		(5.65)

Net asset value, end of period	$11.44		$18.04	$19.05		$15.24		$13.72

Total returnE	(28.54)%		14.23%	37.56%		22.74%		3.25%

Ratios and supplemental data:
Net assets, end of period	$25,622,348		$55,841,696	$58,341,053		$59,481,096		$46,998,050
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.13%		1.10%	1.12%		1.14%		1.15%
Expenses, net of reimbursements and/or recoupments	1.05%		1.05%	1.06	%G	1.14	%F	1.15%
Net investment (loss), before expense reimbursements and/or recoupments	(0.75	)%A	(0.88)%	(0.89)%		(0.89)%		(0.83)%
Net investment (loss), net of reimbursements and/or recoupments	(0.67	)%A	(0.83)%	(0.83)%		(0.89)%		(0.83)%
Portfolio turnover rate	27%		28%	18%		20%		16%

A	Net investment income includes significant dividend payments from Viper Energy Partners LP and Wingstop, Inc. amounting to $0.0152.
B	Net investment income includes a significant dividend payment from Wingstop, Inc. amounting to $0.0081.
C	Per share amounts have been calculated using the average shares method.
D	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.52).
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Expense ratios may exceed the expense cap in effect at the time as a result of the change in the contractual expense caps on August 23, 2019.
G	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

51

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31,
	2022		2021	2020		2019		2018

Net asset value, beginning of period	$15.51		$16.88	$13.70		$12.49		$17.77

Income (loss) from investment operations:
Net investment (loss)	(4.03	)A	(0.04)	(0.14	)B	(0.17	)C	(0.21	)C D
Net gains (losses) on investments (both realized and unrealized)	(0.44)		2.35	5.25		2.99		0.58

Total income (loss) from investment operations	(4.47)		2.31	5.11		2.82		0.37

Less distributions:
Dividends from net investment income	–		–	–		–		–
Distributions from net realized gains	(1.44)		(3.68)	(1.93)		(1.61)		(5.65)

Total distributions	(1.44)		(3.68)	(1.93)		(1.61)		(5.65)

Net asset value, end of period	$9.60		$15.51	$16.88		$13.70		$12.49

Total returnE	(28.74)%		13.93%	37.18%		22.49%		2.93%

Ratios and supplemental data:
Net assets, end of period	$14,745,379		$78,747,464	$78,610,201		$63,799,443		$52,359,859
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.35%		1.35%	1.39%		1.38%		1.38%
Expenses, net of reimbursements and/or recoupments	1.30%		1.30%	1.31	%G	1.38	%F	1.38%
Net investment (loss), before expense reimbursements and/or recoupments	(1.00	)%A	(1.13)%	(1.15)%		(1.13)%		(1.05)%
Net investment (loss), net of reimbursements and/or recoupments	(0.95	)%A	(1.08)%	(1.07)%		(1.13)%		(1.05)%
Portfolio turnover rate	27%		28%	18%		20%		16%

A	Net investment income includes significant dividend payments from Viper Energy Partners LP and Wingstop, Inc. amounting to $0.0146.
B	Net investment income includes a significant dividend payment from Wingstop, Inc. amounting to $0.0074.
C	Per share amounts have been calculated using the average shares method.
D	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.24).
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Expense ratios may exceed the expense cap in effect at the time as a result of the change in the contractual expense caps on August 23, 2019.
G	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

52

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended December 31,
	2022		2021		2020		2019		2018

Net asset value, beginning of period	$15.20		$16.60		$13.49		$12.32		$17.59

Income (loss) from investment operations:
Net investment (loss)	(0.10	)A B	(0.19	)B	(0.15	)B C	(0.39)		(0.22	)B D
Net gains (losses) on investments (both realized and unrealized)	(4.28)		2.47		5.19		3.17		0.60

Total income (loss) from investment operations	(4.38)		2.28		5.04		2.78		0.38

Less distributions:
Dividends from net investment income	–		–		–		–		–
Distributions from net realized gains	(1.44)		(3.68)		(1.93)		(1.61)		(5.65)

Total distributions	(1.44)		(3.68)		(1.93)		(1.61)		(5.65)

Net asset value, end of period	$9.38		$15.20		$16.60		$13.49		$12.32

Total returnE	(28.74)%		13.99%		37.25%		22.48%		3.03%

Ratios and supplemental data:
Net assets, end of period	$22,160,000		$7,203,359		$6,575,393		$4,899,301		$5,293,719
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.43%		1.38%		1.35%		1.37%		1.38%
Expenses, net of reimbursements and/or recoupments	1.28%		1.28%		1.28	%G	1.37	%F	1.38%
Net investment (loss), before expense reimbursements and/or recoupments	(1.03	)%A	(1.18)%		(1.11)%		(1.12)%		(1.09)%
Net investment (loss), net of reimbursements and/or recoupments	(0.88	)%A	(1.08)%		(1.04)%		(1.12)%		(1.09)%
Portfolio turnover rate	27%		28%		18%		20%		16%

A	Net investment income includes significant dividend payments from Viper Energy Partners LP and Wingstop, Inc. amounting to $0.0115.
B	Per share amounts have been calculated using the average shares method.
C	Net investment income includes a significant dividend payment from Wingstop, Inc. amounting to $0.0078.
D	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.25).
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Expense ratios may exceed the expense cap in effect at the time as a result of the change in the contractual expense caps on August 23, 2019.
G	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

53

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,
	2022		2021	2022		2019		2018

Net asset value, beginning of period	$12.91		$14.63	$12.15		$11.31		$16.74

Income (loss) from investment operations:
Net investment (loss)	(1.65	)A	(0.53)	(1.69	)B	(1.19)		(0.35	)C D
Net gains (losses) on investments (both realized and unrealized)	(2.24)		2.49	6.10		3.64		0.57

Total income (loss) from investment operations	(3.89)		1.96	4.41		2.45		0.22

Less distributions:
Dividends from net investment income	–		–	–		–		–
Distributions from net realized gains	(1.44)		(3.68)	(1.93)		(1.61)		(5.65)

Total distributions	(1.44)		(3.68)	(1.93)		(1.61)		(5.65)

Net asset value, end of period	$7.58		$12.91	$14.63		$12.15		$11.31

Total returnE	(30.04)%		12.91%	36.16%		21.56%		2.19%

Ratios and supplemental data:
Net assets, end of period	$262,215		$566,124	$675,112		$808,661		$1,076,006
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.17%		2.24%	2.15%		2.17%		2.15%
Expenses, net of reimbursements and/or recoupments	2.06%		2.06%	2.06	%G	2.14	%F	2.15%
Net investment (loss), before expense reimbursements and/or recoupments	(1.79	)%A	(2.04)%	(1.93)%		(1.92)%		(1.84)%
Net investment (loss), net of reimbursements and/or recoupments	(1.68	)%A	(1.86)%	(1.84)%		(1.89)%		(1.84)%
Portfolio turnover rate	27%		28%	18%		20%		16%

A	Net investment income includes significant dividend payments from Viper Energy Partners LP and Wingstop, Inc. amounting to $0.0104.
B	Net investment income includes a significant dividend payment from Wingstop, Inc. amounting to $0.0063.
C	Per share amounts have been calculated using the average shares method.
D	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.38).
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Expense ratios may exceed the expense cap in effect at the time as a result of the change in the contractual expense caps on August 23, 2019.
G	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

54

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended December 31,
	2022		2021	2020		2019A

Net asset value, beginning of period	$18.34		$19.30	$15.40		$16.91

Income (loss) from investment operations:
Net investment (loss)	(0.08	)B C	(0.11)	(0.08	)D	(0.01)
Net gains (losses) on investments (both realized and unrealized)	(5.15)		2.83	5.91		0.11

Total income (loss) from investment operations	(5.23)		2.72	5.83		0.10

Less distributions:
Dividends from net investment income	–		–	–		–
Distributions from net realized gains	(1.44)		(3.68)	(1.93)		(1.61)

Total distributions	(1.44)		(3.68)	(1.93)		(1.61)

Net asset value, end of period	$11.67		$18.34	$19.30		$15.40

Total returnE	(28.45)%		14.30%	37.76%		0.53	%F

Ratios and supplemental data:
Net assets, end of period	$38,307,599		$21,521,147	$17,036,408		$8,132,874
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.04%		1.01%	1.02%		1.41	%G
Expenses, net of reimbursements and/or recoupments	0.96%		0.96%	0.95	%I	0.96	%G H
Net investment (loss), before expense reimbursements and/or recoupments	(0.63	)%B	(0.80)%	(0.76)%		(1.18	)%G
Net investment (loss), net of reimbursements and/or recoupments	(0.55	)%B	(0.75)%	(0.69)%		(0.73	)%G
Portfolio turnover rate	27%		28%	18%		20	%F

A	Class launched on April 30, 2019 and commenced operations on May 1, 2019 (Note 1).
B	Net investment income includes significant dividend payments from Viper Energy Partners LP and Wingstop, Inc. amounting to $0.0141.
C	Per share amounts have been calculated using the average shares method.
D	Net investment income includes a significant dividend payment from Wingstop, Inc. amounting to $0.0084.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Not annualized.
G	Annualized.
H	Expense ratios may the expense cap in effect at the time as a result of the change in the contractual expense caps on August 23, 2019.
I	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

55

American Beacon FundsSM

Federal Tax Information

December 31, 2022 (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended December 31, 2022. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2022.

The Funds designated the following items with regard to distributions paid during the fiscal year ended December 31, 2022. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Stephens Mid-Cap Growth	0.00%
Stephens Small Cap Growth	100.00%

Qualified Dividend Income:

Stephens Mid-Cap Growth	0.00%
Stephens Small Cap Growth	100.00%

Long-Term Capital Gain Distributions:

Stephens Mid-Cap Growth	$13,209,281
Stephens Small Cap Growth	$31,445,766

Short-Term Capital Gain Distributions:

Stephens Mid-Cap Growth	$0
Stephens Small Cap Growth	$2,672

Shareholders received notification in January 2023 of the applicable tax information necessary to prepare their 2022 income tax returns.

56

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term

Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (68)**	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (53)	Trustee since 2015	Chief Financial Officer (2022-Present), The Conrad Prebys Foundation; President, SJVIIF, LLC, Impact Investment Fund (2018-2022); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-2022); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-2022); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Joseph B. Armes (60)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Gerard J. Arpey (64)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Director, The Home Depot, Inc. (2015-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

57

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (62)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-2021);Chair, (2019-Present), Vice Chair (2018), Trustee (2004-Present), American Beacon Select Funds; Chair (2019-Present), Vice Chair (2018), Trustee (2017-Present), American Beacon Institutional Funds Trust; Chair (2019-2021), Vice Chair (2018), Trustee (2018-2021), American Beacon Sound Point Enhanced Income Fund (2018–2021); Chair (2019-2021), Vice Chair (2018), Trustee (2018-2021), American Beacon Apollo Total Return Fund (2018–2021).

Claudia A. Holz (65)	Trustee since 2018	Independent Director, Blue Owl Capital, Inc. (2021-Present); Partner, KPMG LLP (1990 – 2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Douglas A. Lindgren (61)	Trustee since 2018	Director, JLL Income Property Trust (2022-Present); CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Barbara J. McKenna, CFA (59)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present, President since 2009); Member, External Diversity Council of the Federal Reserve Bank of Boston (2021-Present); Member, Federal Reserve Bank of Boston CEO Roundtable (2021-Present); Board Advisor, United States Tennis Association (2021-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

58

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Jeffrey K. Ringdahl (47)	President since 2022 Vice President (2010-2022)	Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2010-2022), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present); Chief Operating Officer (2018-2022), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director (2017-Present), President & Chief Executive Officer (2022-Present), Executive Vice President (2017-2022), Resolute Investment Distributors, Inc.; Director (2017-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2018-2022), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; President (2022-Present), Senior Vice President (2017-2022), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, L.L.C.; Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & Chief Operating Officer, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director and Executive Vice President, Continuous Capital, LLC (2018-2022); Director, RSW Investments Holdings LLC (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), President (2022-Present), Vice President (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director (2018-Present), President (2022-Present), (Vice President (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; President (2022-Present); Vice President (2010-2022), American Beacon Select Funds; President (2022-Present), Vice President (2017-2022), American Beacon Institutional Funds Trust; Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Rosemary K. Behan (63)	VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President (2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, L.L.C. (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-2022); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Legal Officer, Vice President and Secretary, American Beacon Apollo Total Return Fund (2018-2021).

59

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Gregory J. Stumm (41)	VP since 2022	Senior Vice President, American Beacon Advisors, Inc. (2022-Present); Senior Vice President, Resolute Investment Managers, Inc. (2022-Present); Director and Senior Vice President, Resolute Investment Distributors, Inc. (2022-Present); Senior Vice President, Resolute Investment Services, Inc. (2022-Present); Vice President, American Beacon Select Funds (2022-Present); Vice President, American Beacon Institutional Funds Trust (2022-Present).

Paul B. Cavazos (53)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Erica Duncan (52)	VP since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Melinda G. Heika (61)	VP since 2021	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO (2017-Present), Resolute Investment Managers, Inc.; Treasurer, Resolute Investment Distributors, Inc. (2017); Senior Vice President (2021-Present); Treasurer and CFO (2017-Present), Resolute Investment Services, Inc.; Treasurer, American Private Equity Management, L.L.C. (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-2022); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), Vice President (2022-Present) and Treasurer (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director and Vice President (2022-Present), and Treasurer(2018-2022), American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer and Treasurer (2010-2021); American Beacon Funds; Vice President (2021-Present), Principal Accounting Officer (2017-2021) and Treasurer (2010-2021), American Beacon Select Funds; Vice President (2021–Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

60

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Terri L. McKinney (59)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021–Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-2021), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-2022); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Samuel J. Silver (59)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Christina E. Sears (51)	Chief Compliance Officer since 2004	Chief Compliance Officer (2004-Present), Vice President (2019-Present); American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-2021); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019) and Vice President (2016-2020), Alpha Quant Advisors, LLC ; Chief Compliance Officer (2018-2019), Vice President (2018-2022), Continuous Capital, LLC; Assistant Secretary, American Beacon Funds (1999-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Sonia L. Bates (66)	Principal Accounting Officer and Treasurer since 2021	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Director, Fund and Tax Reporting (2011-Present), Resolute Investment Services, Inc.; Assistant Treasurer, American Private Equity Management, L.L.C. (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Treasurer (2022-Present), Assistant Treasurer (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; Assistant Treasurer, American Beacon Funds (2011-2021); Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2011-2021), American Beacon Select Funds; Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2017-2021), American Beacon Institutional Funds Trust; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Apollo Total Return Fund.

61

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Shelley L. Dyson (53)	Assistant Treasurer since 2021	Fund Tax Manager (2020-Present), Manager, Tax (2014-2020), Resolute Investment Services, Inc.; Assistant Treasurer American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Treasurer, American Beacon Select Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

Shelley D. Abrahams (48)	Assistant Secretary since 2008	Senior Corporate Governance & Regulatory Specialist (2020-Present), Corporate Governance & Regulatory Specialist (2017-2020), Resolute Investment Services, Inc.; Assistant Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Secretary, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Rebecca L. Harris (56)	Vice President since 2022	Senior Vice President (2021-Present), Vice President (2011-2021), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President (2018-Present), Director (2022) Continuous Capital, LLC; Director, National Investment Services of American, LLC (2022-Present); Director, RSW Investments Holdings LLC (2022-Present); Director Shapiro Capital Management LLC (2022-Present); Director, SSI Investment Management LLC (2022-Present); Assistant Secretary, American Beacon Funds (2010-2022); Vice President (2022-Present), Assistant Secretary (2010-2022), American Beacon Select Funds; Vice President (2022-Present), Assistant Secretary (2017-2022), American Beacon Institutional Funds Trust; Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Teresa A. Oxford (64)	Assistant Secretary since 2015	Assistant Secretary and Associate General Counsel, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary and Associate General Counsel, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary and Associate General Counsel, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, Continuous Capital, LLC (2020-2022); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

62

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Michael D. Jiang (38)	Assistant Secretary since 2021	Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), American Beacon Advisors, Inc.; Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), Resolute Investment Managers, Inc.; Assistant Secretary (2022–Present) and Associate General Counsel, (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), Second Vice President (2015-2018), The Northern Trust Company; Assistant Secretary, American Beacon Select Funds (2021-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2021-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2021).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

63

American Beacon FundsSM

Privacy Policy

December 31, 2022 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you, so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

64

Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT SS&C GIDS Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund are service marks of American Beacon Advisors, Inc.

AR 12/22

ITEM 2.	CODE OF ETHICS.

The registrant adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer and principal financial officer. The registrant amended its code July 6, 2021 to remove two terminated investment companies and update the Principal Financial Officer. The registrant has not granted any waivers from the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees of the Trust has determined that Gilbert G. Alvarado and Claudia Holz, members of the Trust’s Audit and Compliance Committee, are “audit committee financial experts” as defined in Form N-CSR. Mr. Gilbert Alvarado and Ms. Claudia Holz are considered “independent” as defined in Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” refer to all other fees category would consist of service related to internal control reviews, strategy, and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees, and all other fees by the principal accountant.

(a)
Audit Fees	Fiscal Year Ended
$320,834	12/31/2021
$292,354	12/31/2022

(b)
Audit Related Fees	Fiscal Year Ended
$0	12/31/2021
$0	12/31/2022

(c)
Tax Fees (1)	Fiscal Year Ended
$58,879	12/31/2021
$67,110	12/31/2022

(d)
All Other Fees	Fiscal Year Ended
$0	12/31/2021
$0	12/31/2022

(1)

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, tax planning, filing assistance for EU reclaims and PFIC tax services. These fees include international, federal, state, and excise tax reviews.

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the registrant’s principal accountant:

•

to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

•

to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

•

to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

•	to review the arrangements for and scope of the annual audit and any special audits; and

•	to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g)	Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$58,879	$273,503	N/A	12/31/2021
$67,110	$0	N/A	12/31/2022

(h) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing of this report as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based upon their review, such officers have concluded that the registrant’s disclosure controls and procedures are effective in ensuring that information required to be disclosed in the report is appropriately recorded, processed, summarized and reported and made know to them by others within the registrant and by the registrant’s service provider.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13.	EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications of each principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b), Rule 13a-14(b) or Rule 15d-14(b)) are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ Jeffrey K. Ringdahl
Jeffrey K. Ringdahl
President
American Beacon Funds

Date: March 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Jeffrey K. Ringdahl
Jeffrey K. Ringdahl
President
American Beacon Funds

Date: March 8, 2023

By /s/ Sonia L. Bates
Sonia L. Bates
Chief Accounting Officer and Treasurer
American Beacon Funds

Date: March 8, 2023